As filed on August 28, 2003                          1933 Act File No. 002-26125
                                                     1940 Act File no. 811-1474

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                       X
                                                                             ---
        Pre-Effective Amendment No.
                                    ----
        Post-Effective Amendment No. 73                                       X
                                    ----                                     ---
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940               X
                                                                             ---
        Amendment No. 47                                                      X
                     ----                                                    ---

                                 AIM STOCK FUNDS
                   (As Successor to INVESCO STOCK FUNDS, INC.)
               (Exact Name of Registrant as Specified in Charter)

                 11 Greenway Plaza, Suite 100, Houston, TX 77046
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (713) 626-1919

                                Robert H. Graham
                          11 Greenway Plaza, Suite 100
                                Houston, TX 77046
                     (Name and Address of Agent for Service)
                                  ------------
                                   Copies to:

Clifford J. Alexander, Esq       John H. Lively, Esq.    Martha J. Hays, Esq.
Kirkpatrick & Lockhart LLP       A I M Advisors, Inc.    Ballard Spahr Andrews &
1800 Massachusetts Avenue, N.W.  11 Greenway Plaza,      Ingersoll, LLP
Washington, DC  20036            Suite 100               1735 Market Street,
                                 Houston, TX  77046      51st Floor
                                                         Philadelphia, PA  19103-7599

                                  ------------
Approximate Date of Proposed Public Offering: As soon as practicable after this post-effective amendment becomes effective.

It is proposed that this filing will become effective (check appropriate box)

___ immediately upon filing pursuant to paragraph (b)
___ on _____________, pursuant to paragraph (b)
___ 60 days after filing pursuant to paragraph (a)(1)
_X_ on November 4, 2003, pursuant to paragraph (a)(1)
___ 75 days after filing pursuant to paragraph (a)(2)
___ on _____________, pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:
___ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Pursuant to Rule 414 under the Securities Act of 1933, as amended ("1933 Act") by this amendment to the Registration Statement on Form N-1A of INVESCO Stock Funds, Inc., a Maryland corporation, the Registrant, AIM Stock Funds, a Delaware statutory trust, hereby adopts the Registration Statement of INVESCO Stock Funds, Inc. under the 1933 Act and the Notification of Registration and the Registration Statement of INVESCO Stock Funds, Inc. under the Investment Company Act of 1940, as amended.

                       Contents of Registration Statement

Cover Page

Prospectus for Investor Class, Class A, Class B, Class C and Class K shares

Prospectus for INVESCO Dynamics Fund, Institutional Class shares

Prospectus for INVESCO S&P 500 Fund, Institutional Class shares

Prospectus for INVESCO Mid-Cap Growth Fund, Investor Class, Class A, Class B, Class C and Class K shares

Prospectus for INVESCO Mid-Cap Growth Fund, Institutional Class shares

Statement of Additional Information

Statement of Additional Information for INVESCO Mid-Cap Growth Fund

Part C

Exhibits

PROSPECTUS | NOVEMBER ___, 2003

AIM STOCK FUNDS

INVESCO DYNAMICS FUND--INVESTOR CLASS, CLASS A, B, C, AND K
INVESCO GROWTH FUND--INVESTOR CLASS, CLASS A, B, C, AND K (FORMERLY, INVESCO
  BLUE CHIP GROWTH FUND)
INVESCO GROWTH & INCOME FUND--INVESTOR CLASS, CLASS A, B, C, AND K
INVESCO SMALL COMPANY GROWTH FUND--INVESTOR CLASS, CLASS A, B, C, AND K INVESCO S&P 500 INDEX FUND--INVESTOR CLASS
INVESCO VALUE EQUITY FUND--INVESTOR CLASS, CLASS A, B, C, AND K

SIX MUTUAL FUNDS DESIGNED FOR INVESTORS SEEKING LONG-TERM CAPITAL GROWTH OR TOTAL RETURN.

EFFECTIVE APRIL 1, 2002, THE INVESTOR CLASS SHARES OFFERED BY THIS PROSPECTUS ARE OFFERED ONLY TO GRANDFATHERED INVESTORS. PLEASE SEE THE SECTION OF THE PROSPECTUS ENTITLED "HOW TO BUY SHARES."

CLASS A, B, AND C SHARES ARE SOLD PRIMARILY THROUGH FINANCIAL INTERMEDIARIES. CLASS K SHARES ARE SOLD TO QUALIFIED RETIREMENT PLANS, RETIREMENT SAVINGS PROGRAMS, EDUCATIONAL SAVINGS PROGRAMS AND WRAP PROGRAMS PRIMARILY THROUGH FINANCIAL INTERMEDIARIES.

TABLE OF CONTENTS
Investment Goals, Strategies, And Risks..........2
Fund Performance.................................5
Fees And Expenses...............................10
Investment Risks................................14
Principal Risks Associated With The Funds.......14
Temporary Defensive Positions...................15
Portfolio Turnover..............................15
Fund Management.................................16
Portfolio Managers..............................16
Potential Rewards...............................18
Share Price.....................................19
How To Buy Shares...............................19
Your Account Services...........................22
How To Sell Shares..............................27
Taxes...........................................29
Dividends And Capital Gain Distributions........29
Financial Highlights............................31

No dealer, salesperson, or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus, and you should not rely on such other information or representations.

The Securities and Exchange Commission has not approved or disapproved the shares of these Funds. Likewise, the Commission has not determined if this Prospectus is truthful or complete. Anyone who tells you otherwise is committing a federal crime.

PROSPECTUS | NOVEMBER __, 2003

INVESCO Funds Group, Inc. ("INVESCO") is the investment advisor for the Funds as of the date of this Prospectus. At a meeting to be held on October 21, 2003, shareholders of the Funds will be asked to approve a new investment advisory agreement between A I M Advisors, Inc. ("AIM") and the Funds, under which AIM will serve as the investment advisor for each Fund, and a new sub-advisory agreement between AIM and INVESCO Institutional (N.A.), Inc. ("INVESCO Institutional"), under which INVESCO Institutional will serve as sub-advisor for the Dynamics, S&P 500 Index and Small Company Growth Funds. INVESCO Institutional is an affiliate of INVESCO Funds Group, Inc. ("INVESCO"), which currently serves as the investment advisor for each Fund. If approved by shareholders, the proposed investment advisory and sub-advisory agreements will become effective on November 5, 2003. If shareholders of a Fund do not approve the proposed investment advisory agreement `and with respect to the Dynamics, S&P 500 Index and Small Company Growth Funds, both the proposed investment advisory and sub-advisory agreements, the current investment advisory agreement with INVESCO will continue in effect for such Fund. INVESCO and AIM are referred to herein, as appropriate, as the "Advisor."

This Prospectus contains important information about the Funds' Investor Class and, if applicable, Class A, B, C, and K shares. Class A, B, and C shares are sold primarily through financial intermediaries. Class K shares are sold to qualified retirement plans, retirement savings programs, educational savings programs, and wrap programs primarily through financial intermediaries. If you invest through a financial intermediary, please contact your financial intermediary or, with respect to Class K shares, your plan or program sponsor, for detailed information on suitability and transactional issues (i.e., how to purchase or sell shares, minimum investment amounts, and fees and expenses). INVESCO Dynamics, and S&P 500 Index Funds also offer an additional class of shares through separate Prospectuses. Each of the Funds' classes has varying expenses, with resulting effects on their performance. You can choose the class of shares that is best for you, based on how much you plan to invest and other relevant factors discussed in "How To Buy Shares." To obtain additional information about the other class of Dynamics Fund's and S&P 500 Index Fund's shares, contact A I M Distributors, Inc. ("ADI") at 1-800-347-4246.

THIS PROSPECTUS WILL TELL YOU MORE ABOUT:

[KEY ICON]      INVESTMENT GOALS & STRATEGIES
[ARROWS ICON]   POTENTIAL INVESTMENT RISKS
[GRAPH ICON]    PAST PERFORMANCE
[ADVISOR ICON]  WORKING WITH THE ADVISOR
--------------------------------------------------------------------------------
[KEY ICON]  [ARROWS ICON] INVESTMENT GOALS, STRATEGIES, AND RISKS

FOR MORE DETAILS ABOUT EACH FUND'S CURRENT INVESTMENTS AND MARKET OUTLOOK, PLEASE SEE THE MOST RECENT ANNUAL OR SEMIANNUAL REPORT.

FACTORS COMMON TO ALL THE FUNDS

Dynamics, Growth, Small Company Growth, and S&P 500 Index Funds seek long-term capital growth. Growth & Income and Value Equity Funds seek total return. The Funds (except for S&P 500 Index Fund) are actively managed. The Funds invest primarily in equity securities and equity-related instruments that the Advisor believes will rise in price faster than other securities, as well as in options and other investments whose values are based upon the values of equity securities.

All of the Funds (except S&P 500 Index and Value Equity Funds) are managed in the growth style. At the Advisor, growth investing starts with research from the "bottom up," and focuses on company fundamentals and growth prospects.

We seek securities for the Funds (except S&P 500 Index and Value Equity Funds) that meet the following standards:

o EXCEPTIONAL GROWTH: The markets and industries they represent are growing significantly faster than the economy as a whole.

o LEADERSHIP: They are leaders -- or emerging leaders -- in these markets, securing their positions through technology, marketing, distribution, or some other innovative means.

o FINANCIAL VALIDATION: Their returns -- in the form of sales unit growth, rising operating margins, internal funding and other factors -- demonstrate exceptional growth and leadership.

Growth investing may be more volatile than other investment styles because growth stocks are more sensitive to investor perceptions of an issuing company's growth potential. Growth-oriented funds typically will underperform value-oriented funds when investor sentiment favors the value investing style.

S&P 500 Index Fund is passively managed to track the composition and performance of the S&P 500 Stock Index.

Value Equity Fund is managed in the value style. That means we seek securities, particularly stocks, that are currently undervalued by the market -- companies that are performing well, or have solid management and products, but whose stock prices do not reflect that value. Through our value process, we seek to provide reasonably consistent returns over a variety of market cycles.

At any given time, the Funds may be subject to sector risk. Companies with similar lines of business (for example, financial services, health, or technology) are grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. The Funds are not limited with respect to sectors in which they can invest. If the portfolio managers allocate more of their respective Fund's portfolio holdings to a particular economic sector, the Fund's overall performance will be more susceptible to the economic, business, or other developments which generally affect that sector. A Fund can still be diversified, even if it is heavily weighted in one or more sectors.

In addition to sector risk and the risks outlined in the following sections for each Fund, the Funds are subject to other principal risks such as market, liquidity, counterparty, foreign securities, lack of timely information, and portfolio turnover risks. These risks are described and discussed later in the Prospectus under the headings "Investment Risks" and "Principal Risks Associated With The Funds." An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. As with any mutual fund, there is always a risk that you may lose money on your investment in a Fund.

[KEY ICON]  INVESCO DYNAMICS FUND - INVESTOR CLASS, CLASS A, B, C, AND K

The Fund seeks long-term capital growth. It normally invests at least 65% of its net assets in common stocks of mid-sized companies. We define mid-sized companies as companies that are included in the Russell Midcap Growth Index at the time of purchase, or if not included in that Index, have market capitalizations of between $2.5 billion and $15 billion at the time of purchase. The scope of the Index varies with market performance of the companies in the Index. At __________, 2003, the smallest company in the Index had a market capitalization of $____ million and the largest company had a market capitalization of $____ billion. The Fund also has the flexibility to invest in other types of securities including preferred stocks, convertible securities, and bonds.

The core of the Fund's portfolio is invested in securities of established companies that are leaders in attractive growth markets with a history of strong returns. The remainder of the portfolio is invested in securities of companies that show accelerating growth, driven by product cycles, favorable industry or sector conditions, and other factors that the Advisor believes will lead to rapid sales or earnings growth.

The Fund's strategy relies on many short-term factors including current information about a company, investor interest, price movements of a company's securities, and general market and monetary conditions. Consequently, the Fund's investments may be bought and sold relatively frequently.

While the Fund generally invests in mid-sized companies, the Fund sometimes invests in the securities of smaller companies. The prices of these securities tend to move up and down more rapidly than the securities prices of larger, more established companies, and the price of Fund shares tends to fluctuate more than it would if the Fund invested in the securities of larger companies.

[KEY ICON]  INVESCO GROWTH FUND - INVESTOR CLASS, CLASS A, B, C, AND K

The Fund seeks long-term capital growth. It also seeks current income. The Fund normally invests at least 65% of its net assets in common stocks of large companies. We define large companies as companies that are included in the Russell 1000 Growth Index at the time of purchase, or if not included in that Index, have market capitalizations of at least $5 billion at the time of purchase. At __________, 2003, there were approximately ___ companies represented in the Index. The scope of the Index varies with market performance of the companies in the Index. At __________, 2003, the smallest company in the Index had a market capitalization of $___ million and the largest company had a market capitalization of $285.8 billion. In addition, the Advisor tries to identify companies that have - or are expected to have - growing earnings, revenues and strong cash flows. The Advisor also examines a variety of industries and businesses, and seeks to purchase the securities of companies that we believe are best situated to grow in their industry categories. We also consider the dividend payment records or potential future capacity to pay dividends of the companies whose securities the Fund buys. The Fund may invest in preferred stocks (which generally pay higher dividends than common stocks) and debt instruments that are convertible into common stocks, as well as in securities of foreign companies. In recent years, the core of the Fund's investments has been concentrated in the securities of three or four dozen large companies.

Although the Fund is subject to a number of risks that could affect its performance, its principal risk is market risk - that is, that the prices of the securities in its portfolio will rise and fall due to price movements in the securities markets, and that the securities held in the Fund's portfolio may decline in value more than the overall securities markets. The Fund's portfolio is presently concentrated in 50 companies. Although the Advisor believes that this level of diversification is appropriate, the Fund is not as diversified as some other mutual funds.

[KEY ICON]  INVESCO GROWTH & Income Fund - Investor Class, Class A, B, C, and K

The Fund seeks to obtain a high rate of total return. Increases in the value of investments plus income on investments (dividends and interest), make up total return. The Fund normally invests at least 65% of its net assets in common stocks, preferred stocks and securities convertible into common stocks. The Fund's core investments are in well-established, large growth companies and/or dividend paying companies. We define large companies as companies that are included in the Russell 1000 Growth Index at the time of purchase, or if not included in that Index, have market capitalizations of at least $5 billion at the time of purchase. At __________, 2003, there were approximately 575 companies represented in the Index. The scope of the Index varies with market performance of the companies in the Index. At _________, 2003, the smallest company in the Index had a market capitalization of $_____ million and the largest company had a market capitalization of $____ billion. The Fund may also invest in securities which do not pay dividends but that the Advisor believes have the potential to increase in value, regardless of the potential for dividends. Investments that are not core investments are not limited by market capitalization.

The Fund's strategy relies on many short-term factors including current information about a company, investor interest, price movements of a company's securities and general market and monetary conditions. Consequently, the Fund's investments are usually bought and sold relatively frequently.

The Fund's portfolio is presently concentrated in the stocks of approximately 60 companies. Although the Advisor believes that this level of diversification is appropriate, the Fund is not as diversified as some other mutual funds.

[KEY ICON]  INVESCO SMALL COMPANY GROWTH FUND - INVESTOR CLASS, CLASS A, B, C,
            AND K

The Fund seeks long-term capital growth. It normally invests 80% of its net assets in small-capitalization companies. We define small capitalization companies as companies that are included in the Russell 2000 Growth Index at the time of purchase, or if not included in that Index, have market capitalizations of $2.5 billion or below at the time of purchase. The scope of the Index varies with market performance of the companies in the Index. At __________, 2003, the smallest company in the Index had a market capitalization of $___ million and the largest company had a market capitalization of $___ billion. We are primarily looking for companies in the developing stages of their life cycles, which are currently priced below our estimation of their potential, have earnings which may be expected to grow faster than the U.S. economy in general, and/or offer the potential for accelerated earnings growth due to rapid growth of sales, new products, management changes, and/or structural changes in the economy.

Investments in small, developing companies carry greater risk than investments in larger, more established companies. Developing companies generally face intense competition and have a higher rate of failure than larger companies.

[KEY ICON]  INVESCO S&P 500 INDEX FUND - INVESTOR CLASS

The Fund seeks price performance and income comparable to the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500" or "Index"). The Fund invests in the stocks that make up the Index, in the same proportions.

The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Index to track general stock market performance. S&P's only relationship to the Advisor is the licensing of certain trademarks and trade names of S&P and the Index, which is determined, composed, and calculated by S&P without regard to the Advisor or the Fund.

The Fund is not actively managed; instead, the Fund seeks to track the performance of the S&P 500. Therefore, when the S&P 500 drops, the value of shares of the Fund drops accordingly. The Fund makes no effort to hedge against price movements in the S&P 500. Because the Fund will incur operating expenses and transaction costs, the Fund's performance will not track the performance of the S&P 500 exactly.

[KEY ICON]  INVESCO VALUE EQUITY FUND - INVESTOR CLASS, CLASS A, B, C, AND K

The Fund seeks high total return from capital appreciation and current income. The portfolio normally invests at least 80% of its net assets in high-quality, larger-capitalization companies which are temporarily out of favor with investors. Our value-based process evaluates numerous factors on a current and historical basis, seeking undiscovered values in the market. The philosophy of value investing is based upon the belief that certain securities are undervalued by the market. As such, when the market "discovers" these securities, their value should increase.

Although the Fund is subject to a number of risks, its principal risk is market risk - that is, that the price of the securities in its portfolio will rise and fall due to price movements in the securities markets and that the securities held in the Fund's portfolio may decline in value more than the overall securities markets. Undervalued stocks may not realize their perceived value for extended periods of time. Value-oriented funds may underperform when another investing style is in favor.

[GRAPH ICON]  FUND PERFORMANCE

Performance information in the bar charts below is that of the Funds' Investor Class shares which has the longest operating history of the Funds' classes. Information included in the table is that of Investor Class, Class C, and, if applicable, Class K shares. Performance information for Class A and B shares and, if applicable, Class K shares is not shown in the table as those classes do not yet have a full calendar year of performance. Investor Class and Class A, B, C, and K returns would be similar because all classes of shares invest in the same portfolio of securities. The returns of the classes would differ, however, to the extent of differing levels of expenses. In this regard, the returns reflected in the bar charts and table reflect only the applicable total expenses of the class shown. If the effect of the other classes' total expenses were reflected, the returns would be lower than those shown because the other classes have higher total expenses.

The bar charts below show the Funds' Investor Class actual yearly performance (commonly known as their "total return") for the years ended December 31 over the past decade or since inception. The returns in the bar charts do not reflect a 12b-1 fee in excess of 0.25%, the sales charge for Class A shares, or the applicable contingent deferred sales charge (CDSC) for Class B or Class C shares; if they did, the total returns shown would be lower. The table below shows the pre-tax and after-tax average annual total returns of Investor Class, and pre-tax average annual total returns for Class C and, if applicable, Class K shares for various periods ended December 31, 2002 compared to the S&P MidCap 400 Index, S&P 500 Index, Russell 1000 Growth Index, Russell 2000 Index, Russell 2000 Growth Index, or Russell Midcap Growth Index. The after-tax returns are shown only for the Investor Class shares. After-tax returns for other classes of shares offered in this Prospectus will vary.

After-tax returns are provided on a pre-redemption and post-redemption basis. Pre-redemption return assumes you continue to hold your shares and pay taxes on Fund distributions (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon selling or exchanging shares. Post-redemption return assumes payment of taxes on fund distributions and also that you close your account and pay remaining federal taxes. After-tax returns are calculated using the highest individual federal income tax rate in effect at the time the distribution is paid. State and local taxes are not considered. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. For investors holding their shares in tax-deferred arrangements such as 401(k) plans or individual retirement accounts, the after-tax return shown is not relevant.

The information in the charts and table illustrates the variability of each Fund's total return and how its performance compared to a broad measure of market performance. Remember, past performance (before and after taxes) does not indicate how a Fund will perform in the future.

--------------------------------------------------------------------------------
                          DYNAMICS FUND--INVESTOR CLASS
                        ACTUAL ANNUAL TOTAL RETURN(1),(2)
================================================================================
                                [GRAPHIC OMITTED]

'93     '94      '95     '96     '97     '98     '99     '00      '01       '02
19.10%  (1.95%)  37.55%  15.65%  24.09%  23.25%  71.80%  (7.76%)  (32.89%)

Best Calendar Qtr.    12/99    38.83%
Worst Calendar Qtr.    9/01   (35.02%)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           GROWTH FUND--INVESTOR CLASS
                        ACTUAL ANNUAL TOTAL RETURN(1),(2)
================================================================================
                                [GRAPHIC OMITTED]

'93     '94      95      '96     '97     '98     '99     '00       '01       '02
18.01%  (8.80%)  29.54%  20.96%  27.22%  41.72%  38.49%  (23.92%)  (49.07%)

Best Calendar Qtr.    12/01    34.51%
Worst Calendar Qtr.    9/01   (43.15%)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      GROWTH & INCOME FUND--INVESTOR CLASS
                      ACTUAL ANNUAL TOTAL RETURN(1),(2),(3)
================================================================================
                                [GRAPHIC OMITTED]

     '99        '00         '01          '02
     43.48%     (7.91%)     (43.60%)

Best Calendar Qtr.    12/99    26.14%
Worst Calendar Qtr.    3/01   (35.31%)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           SMALL COMPANY GROWTH FUND--
                                 INVESTOR CLASS
                      ACTUAL ANNUAL TOTAL RETURN(1),(2)
================================================================================
                                [GRAPHIC OMITTED]

'93     '94      '95     '96     '97     '98     '99     '00       '01       '02
23.38%  (3.74%)  30.02%  11.62%  18.31%  14.90%  81.64%  (12.19%)  (20.91%)

Best Calendar Qtr.    12/99    46.68%
Worst Calendar Qtr.    9/01   (28.70%)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       S&P 500 INDEX FUND--INVESTOR CLASS
                      ACTUAL ANNUAL TOTAL RETURN(1),(2),(4)
================================================================================
                                [GRAPHIC OMITTED]

     '98        '99        '00         '01          '02
     31.14%     20.20%     (9.97%)     (12.38%)

Best Calendar Qtr.    12/98    21.22%
Worst Calendar Qtr.    9/01   (14.76%)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        VALUE EQUITY FUND--INVESTOR CLASS
                        ACTUAL ANNUAL TOTAL RETURN(1),(2)
================================================================================
                                [GRAPHIC OMITTED]

'93     '94    '95     '96     '97     '98     '99    '00      '01      '02
10.43%  4.04%  30.60%  18.48%  28.00%  15.05%  1.12%  (5.43%)  (5.00%)

Best Calendar Qtr.    12/98    16.66%
Worst Calendar Qtr.    9/01   (12.71%)
--------------------------------------------------------------------------------

================================================================================
                                              AVERAGE ANNUAL TOTAL RETURN(5)
                                                      AS OF 12/31/02
--------------------------------------------------------------------------------
                                                                   10 YEARS
                                           1 YEAR    5 YEARS  OR SINCE INCEPTION
--------------------------------------------------------------------------------

INVESTOR CLASS

Dynamics Fund(1),(2)
Return Before Taxes                         _____%     _____%        _____%
Return After Taxes on Distributions         _____%     _____%        _____%
Return After Taxes on Distributions
  and Sale of Fund Shares                   _____%     _____%        _____%
S&P MidCap 400 Index(6)
  (reflects no deduction for fees,
  expenses, or taxes)                       _____%     _____%        _____%
Russell Midcap Growth Index(6)
  (reflects no deduction for fees,
  expenses, or  taxes)                      _____%     _____%        _____%

Growth Fund(1),(2)
Return Before Taxes                         _____%     _____%        _____%
Return After Taxes on Distributions         _____%     _____%        _____%
Return After Taxes on Distributions
  and Sale of Fund Shares                   _____%     _____%        _____%
S&P 500 Index(6)
  (reflects no deduction for fees,
  expenses, or taxes)                       _____%     _____%        _____%
Russell 1000 Growth Index(6)
  (reflects no deduction for fees,
  expenses, or taxes)                       _____%     _____%        _____%

Growth & Income Fund(1),(2)
Return Before Taxes                         _____%      N/A         _____%(3)
Return After Taxes on Distributions         _____%      N/A         _____%(3)
Return After Taxes on Distributions
  and Sale of Fund Shares                   _____%      N/A         _____%(3)
S&P 500 Index(6)
  (reflects no deduction for fees,
  expenses, or taxes)                       _____%      N/A         _____%(3)
Russell 1000 Growth Index(6)
  (reflects no deduction for fees,
  expenses, or taxes)                       _____%      N/A         _____%(3)

Small Company Growth Fund(1),(2)
Return Before Taxes                         _____%     _____%        _____%
Return After Taxes on Distributions         _____%     _____%        _____%
Return After Taxes on Distributions
  and Sale of Fund Shares                   _____%     _____%        _____%
Russell 2000 Index(6)
  (reflects no deduction for fees,
  expenses, or taxes)                       _____%     _____%        _____%
Russell 2000 Growth Index(6)
  (reflects no deduction for fees,
  expenses, or taxes)                       _____%     _____%        _____%

S&P 500 Index Fund(1),(2)
Return Before Taxes                         _____%      N/A         _____%(4)
Return After Taxes on Distributions         _____%      N/A         _____%(4)
Return After Taxes on Distributions
  and Sale of Fund Shares                   _____%      N/A         _____%(4)
S&P 500 Index(6)
  (reflects no deduction for fees,
  expenses, or taxes)                       _____%      N/A         _____%(4)

Value Equity Fund(1),(2)
Return Before Taxes                         _____%     _____%        _____%
Return After Taxes on Distributions         _____%     _____%        _____%
Return After Taxes on Distributions
  and Sale of Fund Shares                   _____%     _____%        _____%
S&P 500 Index(6)
  (reflects no deduction for fees,
  expenses, or taxes)                       _____%     _____%        _____%

CLASS C - RETURN BEFORE TAXES (INCLUDING
CDSC)

Dynamics Fund(1)                            _____%      N/A         _____%(7)
S&P MidCap 400 Index(6)                     _____%      N/A         _____%(7)
Russell Midcap Growth Index(6)              _____%      N/A         _____%(7)

Growth Fund(1)                              _____%      N/A         _____%(7)
S&P 500 Index(6)                            _____%      N/A         _____%(7)
Russell 1000 Growth Index(6)                _____%      N/A         _____%(7)

Growth & Income Fund(1)                     _____%      N/A         _____%(7)
S&P 500 Index(6)                            _____%      N/A         _____%(7)
Russell 1000 Growth Index(6)                _____%      N/A         _____%(7)

Small Company Growth Fund(1)                _____%      N/A         _____%(7)
Russell 2000 Index(6)                       _____%      N/A         _____%(7)
Russell 2000 Growth Index(6)                _____%      N/A         _____%(7)

Value Equity Fund(1)                        _____%      N/A         _____%(7)
S&P 500 Index(6)                            _____%      N/A         _____%(7)

CLASS K - RETURN BEFORE TAXES

Dynamics Fund(1)                            _____%      N/A         _____%(8)
S&P MidCap 400 Index(6)                     _____%      N/A         _____%(8)
Russell Midcap Growth Index(6)              _____%      N/A         _____%(8)

Growth Fund(1)                              _____%      N/A         _____%(8)
S&P 500 Index(6)                            _____%      N/A         _____%(8)
Russell 1000 Growth Index(6)                _____%      N/A         _____%(8)

Growth & Income Fund(1)                     _____%      N/A         _____%(8)
S&P 500 Index(6)                            _____%      N/A         _____%(8)
Russell 1000 Growth Index(6)                _____%      N/A         _____%(8)

(1) Total return figures include reinvested dividends and capital gain distributions and the effect of each class' expenses.
(2) Returns before taxes for Investor Class shares of Dynamics, Growth, Growth & Income, Small Company Growth, S&P 500 Index, and Value Equity Funds year-to-date as of the calendar quarter ended September 30, 2003 were (_____%), (_____%), (_____%), (_____%), (_____%), and (_____%),
     respectively.
(3) The Fund (Investor Class shares) commenced investment operations on July 1, 1998. Index comparison begins on June 30, 1998.
(4) The Fund (Investor Class shares) commenced investment operations on December 23, 1997. Index comparison begins on December 31, 1997.
(5) The total returns are for those classes of shares with a full calendar year of performance. If the effect of the other classes' total expenses, including 12b-1 fees, front-end sales charge for Class A, and CDSC for Class B were reflected, returns for those classes would be lower than those shown.
(6) The S&P MidCap 400 Index is an unmanaged index indicative of domestic mid-capitalization stock prices. The Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 Index is an unmanaged index considered representative of the performance of the broad U.S. stock market. The Russell 1000 Index is an unmanaged index that measures the performance of the 1000 largest companies in the Russell 3000 Index. The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and lower forecasted growth values. The Russell 2000 Growth Index is an unmanaged index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Please keep in mind that the indexes do not pay brokerage, management, administrative or distribution expenses, all of which are paid by the classes and are reflected in their annual returns. Index returns also do not include sales charges or CDSCs that may be paid by the shareholder.
(7) Since inception of Class C shares on February 15, 2000. Index comparisons begin on February 29, 2000.
(8) Since inception of Class K shares on December 1, 2000. Index comparisons begin on November 30, 2000.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Investor Class, Class A, Class B, Class C, or Class K shares of the Funds. If you invest in the Funds through a financial intermediary, you may be charged a commission or transaction fee by the financial intermediary for purchases and sales of Fund shares.

SHAREHOLDER FEES PAID DIRECTLY FROM YOUR ACCOUNT

ALL FUNDS
                                               Investor Class        Class A        Class B        Class C         Class K
Maximum Front-End Sales Charge
  on purchases as a percentage of
  offering price                                    None                5.50%          None           None            None
Maximum Contingent Deferred
  Sales Charge (CDSC) as a percentage
    of the total original cost of the shares        None                None(1)        5.00%(2)       1.00%(2)        None
Maximum Sales Charge on reinvested
  dividends/distributions                           None                None           None           None            None

S&P 500 INDEX FUND ONLY
Redemption Fee (as a percentage of
  amount redeemed)                                  2.00%(3)            None           None           None            None
Exchange Fee                                        1.00%(3)            None           None           None            None

ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS

DYNAMICS FUND
                                               Investor Class        Class A        Class B        Class C         Class K
Management Fees                                     0.46%               0.46%          0.46%          0.46%          0.46%
Distribution and Service (12b-1) Fees(4)            0.25%               0.35%          1.00%          1.00%          0.45%
Other Expenses(5),(6)                                ___%(7)             ___%           ___%           ___%(8)         ___%
Total Annual Fund Operating Expenses(5),(6)          ___%(7)             ___%           ___%           ___%(8)         ___%
Fee Waivers/Reimbursements(6),(9)                   0.00%               0.00%          0.00%          0.00%           0.00%
Net Expenses(6),(9)                                  ___%(7)             ___%           ___%           ___%(8)         ___%

                                       10

GROWTH FUND
                                               Investor Class        Class A        Class B        Class C         Class K
Management Fees                                     0.56%               0.56%          0.56%          0.56%           0.56%
Distribution and Service (12b-1) Fees(4)            0.25%               0.35%          1.00%          1.00%           0.45%
Other Expenses(5),(6)                                ___%                ___%           ___%           ___%            ___%
Total Annual Fund Operating Expenses(5),(6)          ___%                ___%           ___%           ___%            ___%
Fee Waivers/Reimbursements(6),(9)                   0.00%               0.00%          0.00%          0.28%           0.12%
Net Expenses(6),(9)                                  ___%                ___%           ___%           ___%            ___%

GROWTH & INCOME FUND
                                               Investor Class        Class A        Class B        Class C         Class K
Management Fees                                     0.75%               0.75%          0.75%          0.75%           0.75%
Distribution and Service (12b-1) Fees(4)            0.25%               0.35%          1.00%          1.00%           0.45%
Other Expenses(5),(6)                               ___%(7)              ___%(10)       ___%(11)       ___%(8)         ___%(12)
Total Annual Fund Operating Expenses(5),(6)         ___%(7)              ___%(10)       ___%(11)       ___%(8)         ___%(12)
Fee Waivers/Reimbursements(6),(9)                   0.00%               0.11%          0.11%          0.58%          28.75%
Net Expenses(6),(9)                                 ___%(7)              ___%(10)       ___%(11)       ___%(8)        ___%(12)

SMALL COMPANY GROWTH FUND
                                               Investor Class        Class A        Class B        Class C         Class K
Management Fees                                     0.64%               0.64%          0.64%          0.64%           0.64%
Distribution and Service (12b-1) Fees(4)            0.25%               0.35%          1.00%          1.00%           0.45%
Other Expenses(5),(6)                                ___%                ___%           ___%           ___%(8)         ___%
Total Annual Fund Operating Expenses(5),(6)          ___%                ___%           ___%           ___%(8)         ___%
Fee Waivers/Reimbursements(6),(9)                   0.00%               0.00%          0.00%          0.00%           0.00%
Net Expenses(6),(9)                                  ___%                ___%           ___%           ___%(8)         ___%

S&P 500 INDEX FUND
                                               Investor Class
Management Fees                                     0.25%
Distribution and Service (12b-1) Fees(4)            0.25%
Other Expenses(5),(6)                                ___%(7)
Total Annual Fund Operating Expenses(5),(6)          ___%(7)
Fee Waivers/Reimbursements(6),(9)                   0.00%
Net Expenses(6),(9)                                  ___%(7)

VALUE EQUITY FUND
                                               Investor Class        Class A        Class B        Class C         Class K
Management Fees                                     0.75%               0.75%          0.75%          0.75%           0.75%
Distribution and Service (12b-1) Fees(4)            0.25%               0.35%          1.00%          1.00%           0.45%
Other Expenses(5),(6)                                ___%(7)             ___%(10)       ___%(11)       ___%(8)         ___%(13)
Total Annual Fund Operating Expenses(5),(6)          ___%(7)             ___%(10)       ___%(11)       ___%(8)         ___%(13)
Fee Waivers/Reimbursements(6),(9)                   0.00%               0.00%          0.00%          0.04%           0.00%
Net Expenses(6),(9)                                  ___%(7)             ___%(10)       ___%(11)       ___%(8)         ___%(13)

(1) If you buy $1,000,000 or more of Class A shares and redeem those shares within eighteen months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.
(2) A 5% and 1% CDSC may be charged on Class B and Class C shares, respectively. Please see the section entitled "How To Buy Shares."
(3) A 1% fee is charged on redemptions or exchanges of shares held three months or less, other than shares acquired through reinvestment of dividends and distributions.
(4) Because each class pays a 12b-1 distribution and service fee which is based upon each class's assets, if you own shares of a Fund for a long period of time, you may pay more than the economic equivalent of the maximum front-end sales charge permitted for mutual funds by the National Association of Securities Dealers, Inc.
(5) Each Fund's actual Other Expenses and Total Annual Fund Operating Expenses, with the exception of Class A and B, if applicable, were lower than the figures shown, because their custodian fees were reduced under expense offset arrangements.
(6) The Advisor is entitled to reimbursement from the classes for fees and expenses absorbed pursuant to voluntary and contractual expense limitation commitments between the Advisor and the Funds if such reimbursements do not cause a class to exceed expense limitations and the reimbursement is made within three years after the Advisor incurred the expense. The voluntary expense limitations may be changed at any time following consultation with the board of trustees.
(7) Certain expenses of Dynamics Fund - Investor Class, Growth & Income Fund - Investor Class, S&P 500 Index Fund - Investor Class, and Value Equity Fund
     - Investor Class were absorbed voluntarily by INVESCO pursuant to commitments between the Funds and INVESCO. These commitments may be changed at any time following consultation with the board of trustees. After absorption, but excluding any expense offset arrangements, Dynamics Fund's Investor Class shares' Other Expenses and Total Annual Fund Operating Expenses were 0.50% and 1.21%, respectively, of the Fund's average net assets attributable to Investor Class shares; Growth & Income Fund's Investor Class shares' Other Expenses and Total Annual Fund Operating Expenses were 0.50% and 1.50%, respectively, of the Fund's average net assets attributable to Investor Class shares; S&P 500 Index Fund's Investor Class shares' Other Expenses and Total Annual Fund Operating Expenses were 0.15% and 0.65%, respectively, of the Fund's average net assets attributable to Investor Class shares; and Value Equity Fund's Investor Class shares' Other Expenses and Total Annual Fund Operating Expenses were 0.30% and 1.30%, respectively, of the Fund's average net assets attributable to Investor Class shares.
(8) Certain expenses of Dynamics Fund - Class C, Growth & Income Fund - Class C, Small Company Growth Fund - Class C, and Value Equity Fund - Class C were absorbed voluntarily by INVESCO pursuant to commitments between the Funds and INVESCO. These commitments may be changed at any time following consultation with the board of trustees. After absorption, but excluding any expense offset arrangements, Dynamics Fund's Class C shares' Other Expenses and Total Annual Fund Operating Expenses were 0.50% and 1.96%, respectively, of the Fund's average net assets attributable to Class C shares; Growth & Income Fund's Class C shares' Other Expenses and Total Annual Fund Operating Expenses were 0.50% and 2.25%, respectively, of the Fund's average net assets attributable to Class C shares; Small Company Growth Fund's Class C shares' Other Expenses and Total Annual Fund Operating Expenses were 0.61% and 2.25%, respectively, of the Fund's average net assets attributable to Class C shares; and Value Equity Fund's Class C shares' Other Expenses and Total Annual Fund Operating Expenses were 0.30% and 2.05%, respectively, of the Fund's average net assets attributable to Class C shares.
(9) To limit expenses, the Advisor has contractually obligated itself to waive fees and bear any expenses through July 31, 2004 that would cause ratio of expenses to average net assets to exceed 2.10% for Class A shares, 2.75% for each of Class B and Class C shares, and 2.20% for Class K shares.
(10) Certain expenses of Growth & Income Fund - Class A and Value Equity Fund - Class A will be absorbed voluntarily by the Advisor pursuant to commitments between the Funds and the Advisor. These commitments may be changed at any time following consultation with the board of trustees. After absorption, but excluding expense offset arrangements, Growth & Income Fund's Class A shares' Other Expenses and Total Annual Fund Operating Expenses are estimated to be 0.50% and 1.60%, respectively, of the Fund's average net assets attributable to Class A shares; and Value Equity Fund's Class A shares' Other Expenses and Total Annual Fund Operating Expenses are estimated to be 0.30% and 1.40%, respectively, of the Fund's average net assets attributable to Class A shares.
(11) Certain expenses of Growth & Income Fund - Class B and Value Equity Fund - Class B will be absorbed voluntarily by the Advisor pursuant to commitments between the Funds and INVESCO. These commitments may be changed at any time following consultation with the board of trustees. After absorption, but excluding expense offset arrangements, Growth & Income Fund's Class B shares' Other Expenses and Total Annual Fund Operating Expenses are estimated to be 0.50% and 2.25%, respectively, of the Fund's average net assets attributable to Class B shares; and Value Equity Fund's Class B shares' Other Expenses and Total Annual Fund Operating Expenses are estimated to be 0.30% and 2.05%, respectively, of the Fund's average net assets attributable to Class B shares.
(12) Certain expenses of Growth & Income Fund - Class K were absorbed voluntarily by INVESCO pursuant to a commitment between the Fund and INVESCO. This commitment may be changed at any time following consultation with the board of trustees. After absorption, but excluding expense offset arrangements, Growth & Income Fund's Class K shares' Other Expenses and Total Annual Fund Operating Expenses were 0.50% and 1.70%, respectively, of the Fund's average net assets attributable to Class K shares.
(13) Certain expenses of Value Equity Fund - Class K will be absorbed voluntarily by the Advisor pursuant to a commitment between the Fund and the Advisor. This commitment may be changed at any time following consultation with the board of trustees. After absorption, but excluding any expense offset arrangements, Value Equity Fund's Class K shares' Other Expenses and Total Annual Fund Operating Expenses are estimated to be 0.30% and 1.50%, respectively, of the Fund's average net assets attributable to Class K shares.

EXPENSE EXAMPLE

The Example is intended to help you compare the cost of investing in the Investor Class, Class A, Class B, Class C, and Class K shares of the Funds to the cost of investing in other mutual funds.

The Example assumes that you invested $10,000 in Investor Class, and, if applicable, Class A, Class B, Class C, or Class K shares of a Fund for the time periods indicated. Within each Example, there is an assumption that you redeem all of your shares at the end of those periods and that you keep your shares. The Example also assumes that your investment had a hypothetical 5% return each year, and that a Fund's Investor Class, Class A, Class B, Class C, and Class K shares' operating expenses remain the same. Although the actual costs and performance of a Fund's Investor Class, Class A, Class B, Class C, and Class K shares may be higher or lower, based on these assumptions your costs would be:

                                             1 year           3 years           5 years          10 years
Dynamics Fund
     Investor Class                          $___             $___              $___             $___
     Class A(1)                              $___             $___              $___             $___
     Class B - With Redemption(1)            $___             $___              $___             $___
     Class B - Without Redemption            $___             $___              $___             $___
     Class C - With Redemption(1)            $___             $___              $___             $___
     Class C - Without Redemption            $___             $___              $___             $___
     Class K                                 $___             $___              $___             $___
Growth Fund
     Investor Class                          $___             $___              $___             $___
     Class A(1)                              $___             $___              $___             $___
     Class B - With Redemption(1)            $___             $___              $___             $___
     Class B - Without Redemption            $___             $___              $___             $___
     Class C - With Redemption(1),(3)        $___             $___              $___             $___
     Class C - Without Redemption(3)         $___             $___              $___             $___
     Class K(3)                              $___             $___              $___             $___
Growth & Income Fund
     Investor Class                          $___             $___              $___             $___
     Class A(1),(3)                          $___             $___              $___             $___
     Class B - With Redemption(1),(3)        $___             $___              $___             $___
     Class B - Without Redemption(3)         $___             $___              $___             $___
     Class C - With Redemption(1),(3)        $___             $___              $___             $___
     Class C - Without Redemption(3)         $___             $___              $___             $___
     Class K(3)                              $___             $___              $___             $___
Small Company Growth Fund
     Investor Class                          $___             $___              $___             $___
     Class A(1)                              $___             $___              $___             $___
     Class B - With Redemption(1)            $___             $___              $___             $___
     Class B - Without Redemption            $___             $___              $___             $___
     Class C - With Redemption(1)            $___             $___              $___             $___
     Class C - Without Redemption            $___             $___              $___             $___
     Class K                                 $___             $___              $___             $___
S&P 500 Index Fund
     Investor Class                          $___             $___              $___             $___
Value Equity Fund
     Investor Class                          $___             $___              $___             $___
     Class A(1)                              $___             $___              $___             $___
     Class B - With Redemption(1)            $___             $___              $___             $___
     Class B - Without Redemption            $___             $___              $___             $___
     Class C - With Redemption(1),(3)        $___             $___              $___             $___
     Class C - Without Redemption(3)         $___             $___              $___             $___
     Class K                                 $___             $___              $___             $___

(1) Based on initial sales charge for Class A shares at the beginning of each period shown and CDSC charges for Class B and Class C shares based on redemption at the end of each period shown. Please see "How To Buy Shares."
(2) Assumes conversion of Class B to Class A at the end of the eighth year. Please see "How To Buy Shares."
(3) Class expenses remain the same for each period (except that the Example reflects the contractual expense reimbursements by the Advisor for the one-year period and the first two years of the three-, five-, and ten-year periods).

[ARROWS ICON]  INVESTMENT RISKS

BEFORE INVESTING IN A FUND, YOU SHOULD DETERMINE THE LEVEL OF RISK WITH WHICH YOU ARE COMFORTABLE. TAKE INTO ACCOUNT FACTORS LIKE YOUR AGE, CAREER, INCOME LEVEL, AND TIME HORIZON.

You should determine the level of risk with which you are comfortable before you invest. The principal risks of investing in any mutual fund, including these Funds, are:

NOT INSURED. Mutual funds are not insured by the FDIC or any other government agency, unlike bank deposits such as CDs or savings accounts.

NO GUARANTEE. No mutual fund can guarantee that it will meet its investment objectives.

POSSIBLE LOSS OF INVESTMENT. A mutual fund cannot guarantee its performance, nor assure you that the market value of your investment will increase. You may lose the money you invest, and the Funds will not reimburse you for any of these losses.

VOLATILITY. The price of your mutual fund shares will increase or decrease with changes in the value of a Fund's underlying investments and changes in the equity markets as a whole.

NOT A COMPLETE INVESTMENT PLAN. An investment in any mutual fund does not constitute a complete investment plan. The Funds are designed to be only a part of your personal investment plan.

[ARROWS ICON]  PRINCIPAL RISKS ASSOCIATED WITH THE FUNDS

You should consider the special risk factors discussed below associated with the Funds' policies in determining the appropriateness of investing in a Fund. See the Statement of Additional Information for a discussion of additional risk factors.

MARKET RISK

Equity stock prices vary and may fall, thus reducing the value of a Fund's investments. Certain stocks selected for any Fund's portfolio may decline in value more than the overall stock market. In general, the securities of small companies have more volatility than those of mid-size companies or large companies.

LIQUIDITY RISK

A Fund's portfolio is liquid if the Fund is able to sell the securities it owns at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Investments in smaller companies or in foreign companies or companies in emerging markets are subject to a variety of risks, including potential lack of liquidity.

COUNTERPARTY RISK

This is a risk associated primarily with repurchase agreements and some derivatives transactions. It is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with a Fund.

FOREIGN SECURITIES RISKS

Investments in foreign and emerging markets carry special risks, including currency, political, regulatory, and diplomatic risks. Each Fund may invest up to 25% of its respective assets in securities of non-U.S. issuers. Securities of Canadian issuers and American Depository Receipts are not subject to this 25% limitation.

     CURRENCY RISK. A change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of a Fund's investment in a security valued in the foreign currency, or based on that currency value.

     POLITICAL RISK. Political actions, events, or instability may result in unfavorable changes in the value of a security.

     REGULATORY RISK. Government regulations may affect the value of a security. In foreign countries, securities markets that are less regulated than those in the U.S. may permit trading practices that are not allowed in the U.S.

     DIPLOMATIC RISK. A change in diplomatic relations between the U.S. and a foreign country could affect the value or liquidity of investments.

LACK OF TIMELY INFORMATION RISK

Timely information about a security or its issuer may be unavailable, incomplete, or inaccurate. This risk is more common to securities issued by foreign companies and companies in emerging markets than it is to the securities of U.S.-based companies.

PORTFOLIO TURNOVER RISK

A Fund's investments may be bought and sold relatively frequently. A high turnover rate may affect a Fund's performance because it results in higher brokerage commissions and may result in taxable gain distributions to a Fund's shareholders.

                 ----------------------------------------------

Although each Fund generally invests in publicly-traded equity securities of growing companies, the Funds also may invest in other types of securities and other financial instruments, indicated in the chart below. Although these investments typically are not part of any Fund's principal investment strategy, they may constitute a significant portion of a Fund's portfolio, thereby possibly exposing a Fund and its investors to the following additional risks.

--------------------------------------------------------------------------------
INVESTMENT                                  RISKS
--------------------------------------------------------------------------------
AMERICAN DEPOSITORY RECEIPTS (ADRs)
These are securities issued by U.S.         Market, Information, Political,
banks that represent shares of foreign      Regulatory, Diplomatic, Liquidity,
corporations held by those banks.           and Currency Risks
Although traded in U.S. securities
markets and valued in U.S. dollars,
ADRs carry most of the risks of
investing directly in foreign
securities.
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
A contract under which the seller of a      Counterparty Risk
security agrees to buy it back at an
agreed-upon price and time in the future.
--------------------------------------------------------------------------------

[ARROWS ICON]  TEMPORARY DEFENSIVE POSITIONS

When securities markets or economic conditions are unfavorable or unsettled, we might try to protect the assets of a Fund by investing in securities that are highly liquid, such as high-quality money market instruments like short-term U.S. government obligations, commercial paper, or repurchase agreements, even though that is not the normal investment strategy of any Fund. We have the right to invest up to 100% of a Fund's assets in these securities, although we are unlikely to do so. Even though the securities purchased for defensive purposes often are considered the equivalent of cash, they also have their own risks. Investments that are highly liquid or comparatively safe tend to offer lower returns. Therefore, a Fund's performance could be comparatively lower if it concentrates in defensive holdings.

[ARROWS ICON]  PORTFOLIO TURNOVER

With the exception of the S&P 500 Index Fund, we actively manage and trade the Funds' portfolios. Therefore, some of the Funds may have a higher portfolio turnover rate compared to many other mutual funds. The Fund with a higher-than-average portfolio turnover rate for the fiscal year ended July 31, 2003, was:

Growth Fund                                 ___%

A portfolio turnover rate of 200%, for example, is equivalent to a Fund buying and selling all of the securities in its portfolio two times in the course of a year. A comparatively high turnover rate may affect a Fund's performance because it results in higher brokerage commissions and may result in taxable capital gain distributions to a Fund's shareholders.

[ADVISOR ICON]  FUND MANAGEMENT

INVESCO IS A SUBSIDIARY OF AMVESCAP PLC, AN INTERNATIONAL INVESTMENT MANAGEMENT COMPANY THAT MANAGES MORE THAN 323.6 BILLION IN ASSETS WORLDWIDE. AMVESCAP IS BASED IN LONDON, WITH MONEY MANAGERS LOCATED IN EUROPE, NORTH AND SOUTH AMERICA,

AND THE FAR EAST.

INVESTMENT ADVISOR

INVESCO, located at 4350 South Monaco Street, Denver, Colorado, is the investment advisor of the Funds. INVESCO was founded in 1932 and manages over $19.2 billion for 2,756,061 shareholder accounts of 48 INVESCO mutual funds as of June 30, 2003. INVESCO performs a wide variety of other services for the Funds, including administrative, accounting, legal and compliance services.

Subject to shareholder approval at a special meeting of shareholders to be held on October 21, 2003, the Board of Trustees have approved for each Fund a new investment advisory agreement between A I M Advisors, Inc. ("AIM") and the Funds under which AIM will serve as the investment advisor for each Fund, and a new sub-advisory agreement between AIM and INVESCO Institutional (N.A.), Inc. ("INVESCO Institutional"), under which INVESCO Institutional will serve as sub-advisor for the Dynamics, Small Company Growth and S&P 500 Index Funds. INVESCO Institutional is an affiliate of INVESCO. If approved by a Fund's shareholders, the new advisory agreement with AIM, and, if applicable, the new sub-advisory agreement with INVESCO Institutional, will become effective on November 5, 2003. AIM is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. AIM has acted as an investment advisor since its organization in 1976. Today, AIM, together with its subsidiaries, advises or manages over 190 investment portfolios, encompassing a broad range of investment objectives. INVESCO Institutional is located at [INVESCO Realty Advisors division, One Lincoln Center, 5400 LBJ Freeway/LB2, Suite 700, Dallas TX 75240.] As sub-advisor, INVESCO Institutional would be responsible for the Funds' day-to-day management, including the Funds' investment decisions and the execution of securities transactions with respect to the Funds.

ADI is the Funds' distributor and is responsible for the sale of the Funds' shares.

INVESCO, AIM, INVESCO Institutional and ADI are subsidiaries of AMVESCAP PLC.

The following table shows the fees the Funds paid to INVESCO for its advisory services in the fiscal year ended July 31, 2003.

--------------------------------------------------------------------------------
                                           ADVISORY FEE AS A PERCENTAGE OF
FUND                                  AVERAGE ANNUAL NET ASSETS UNDER MANAGEMENT
--------------------------------------------------------------------------------
Dynamics                                            0.__%
Growth                                              0.__%
Growth & Income                                     0.__%
Small Company Growth                                0.__%
S&P 500 Index                                       0.__%
Value Equity                                        0.__%

[ADVISOR ICON]  PORTFOLIO MANAGERS

The following individuals are primarily responsible for the day-to-day management of their respective Fund's or Funds' portfolio holdings:

FUND                                    PORTFOLIO MANAGER(S)
Dynamics                                Timothy J. Miller
                                        Michelle Fenton

Growth                                  Geoffrey V. Keeling
                                        Robert L. Shoss

Growth & Income                         Monika H. Degan
                                        Kirk L. Anderson

Small Company Growth                    Stacie L. Cowell
                                        Cameron Cooke

Value Equity                            Bret W. Stanley
                                        R. Canon Coleman II
                                        Matthew W. Seinsheimer
                                        Michael Simon

S&P 500 Index                           Jeremy J.Lefkowitz

                                  DYNAMICS FUND

TIMOTHY J. MILLER, Chief Investment Officer and a director and senior vice president of INVESCO, is the portfolio manager of Dynamics Fund. Before joining INVESCO in 1992, Tim was a portfolio manager with Mississippi Valley Advisors. He is a CFA charterholder. Tim holds an M.B.A. from the University of Missouri -- St. Louis and a B.S.B.A. from St. Louis University.

MICHELLE FENTON is a Portfolio Manager of INVESCO Dynamics Fund and INVESCO Mid-Cap Growth Fund. Michelle is also a Portfolio Manager for the INVESCO Technology Fund. She is a CFA charterholder. Michelle has more than eight years of investment industry experience. Before joining the investment division of INVESCO in 1998, Michelle worked at Berger Funds as an equity analyst. Prior to that, she was a research analyst at Smith Barney. Michelle received her bachelor's degree in finance from Montana State University.

                                   GROWTH FUND

GEOFFREY V. KEELING, Senior Portfolio Manager, has been responsible for INVESCO Growth Fund since July 1, 2003. He has been responsible for AIM Large Cap Growth Fund since 1999 and has been associated with AIM Advisors and/or its affiliates since 1995.

ROBERT L. SHOSS, Senior Portfolio Manager, has been responsible for INVESCO Growth Fund since July 1, 2003. He has been responsible for AIM Large Cap Growth Fund since 1999 and has been associated with AIM Advisors and/or its affiliates since 1995.

[Mr. Keeling and Mr. Shoss are dual employees of INVESCO and AIM.] They are assisted by the Large Cap Growth Team.

                              GROWTH & INCOME FUND

MONIKA H. DEGAN, (lead manager), Senior Portfolio Manager, has been responsible for INVESCO Growth & Income Fund since July 1, 2003. She has been responsible for AIM Blue Chip Fund since 1997 and has been associated with AIM Advisors and/or its affiliates since 1995.

KIRK L. ANDERSON, Portfolio Manager, has been responsible for INVESCO Growth & Income Fund since July 1, 2003. He has been responsible for AIM Blue Chip Fund since 2003 and has been associated with AIM Advisors and/or its affiliates since 1994.

[Ms. Degan and Mr. Anderson are dual employees of INVESCO and AIM.] They are assisted by the Large Cap Growth Team.

                            SMALL COMPANY GROWTH FUND

STACIE L. COWELL, a senior vice president of INVESCO, is the lead portfolio manager of Small Company Growth Fund. Before joining INVESCO in 1997, Stacie was senior equity analyst with Founders Asset Management and a capital markets and trading analyst with Chase Manhattan Bank in New York. She is a CFA charterholder. Stacie holds an M.S. in Finance from the University of Colorado and a B.A. in Economics from Colgate University.

CAMERON COOKE, is the co-portfolio manager of Small Company Growth Fund. Mr. Cooke joined the investment division of INVESCO in 2000. Prior to joining INVESCO, Cameron was a senior equity analyst at Wells Capital Management. Mr. Cooke holds a B.A. in economics from the University of North Carolina at Chapel Hill.

                                VALUE EQUITY FUND

BRET W. STANLEY, (lead manager), Senior Portfolio Manager, has been responsible for INVESCO Value Equity Fund since July 1, 2003. He has been responsible for AIM Large Cap Basic Value Fund since 1999 and has been associated with AIM Advisors and/or its affiliates since 1998. From 1994 to 1998, he was Vice President and Portfolio Manager for Van Kampen American Capital Asset Management, Inc.

R. CANON COLEMAN II, Portfolio Manager, has been responsible for INVESCO Value Equity Fund since July 1, 2003. He has been responsible for AIM Large Cap Basic Value Fund since 2003 and has been associated with AIM Advisors and/or its affiliates since 1999. From 1993 to 1999, he worked as a CPA for Deloite & Touche.

MATTHEW W. SEINSHEIMER, Portfolio Manager, has been responsible for INVESCO Value Equity Fund since July 1, 2003. He has been responsible for AIM Large Cap Basic Value Fund since 2000 and has been associated with AIM Advisors and/or its affiliates since 1998. From 1995 to 1998, he was Portfolio Manager for American Indemnity Company.

MICHAEL J. SIMON, Portfolio Manager, has been responsible for INVESCO Value Equity Fund since July 1, 2003. He has been responsible for AIM Large Cap Basic Value Fund since 2002 and has been associated with AIM Advisors and/or its affiliates since 2001. From 1996 to 2001, he was equity analyst and portfolio manager for Luther King Capital Management.

[Each of the above-listed portfolio managers is a dual employee of INVESCO and AIM.] They are assisted by the Basic Value Team.

                               S&P 500 INDEX FUND

JEREMY LEFKOWITZ has been responsible for the S&P 500 Index Fund since August 13, 2003. He is head of INVESCO Institutional's Structured Products Group ("SPG") Portfolio Management Team, which is responsible for the management of all stock selection, tactical asset allocation, and index portfolios. He joined Citicorp Investment Management, Inc., one of INVESCO Institutional's predecessors, in 1982 as Controller and assumed investment responsibilities in 1984. He joined Citicorp in 1974, where he held a variety of financial management positions. He is a dual employee of INVESCO and INVESCO Institutional through its SPG. He is assisted by SPG's Portfolio Management Team.

More information on the portfolio managers and their management teams may be found on the AIM website http://www.aiminvestments.com.

[ADVISOR ICON]  POTENTIAL REWARDS

NO SINGLE FUND SHOULD REPRESENT YOUR COMPLETE INVESTMENT PROGRAM NOR SHOULD YOU ATTEMPT TO USE THE FUNDS FOR SHORT-TERM TRADING PURPOSES.

The Funds offer shareholders the potential to increase the value of their capital over time; Growth Fund also offers the opportunity for current income. In addition, Growth & Income and Value Equity Funds offer the opportunity for total return. Like most mutual funds, each Fund seeks to provide higher returns than the market or its competitors, but cannot guarantee that performance. Each Fund seeks to minimize risk by investing in many different companies in a variety of industries.

SUITABILITY FOR INVESTORS

Only you can determine if an investment in a Fund is right for you based upon your own economic situation, the risk level with which you are comfortable and other factors. In general, the Funds are most suitable for investors who:
o  are willing to grow their capital over the long-term (at least five years)
o understand that shares of a Fund can, and likely will, have daily price fluctuations
o are investing through tax-deferred retirement accounts, such as traditional and Roth Individual Retirement Accounts ("IRAs"), as well as employer-sponsored qualified retirement plans, including 401(k)s and 403(b)s, all of which have longer investment horizons.

You probably do not want to invest in the Funds if you are:
o primarily seeking current dividend income (although Growth, Growth & Income and Value Equity Funds do seek to provide income in addition to capital appreciation)
o unwilling to accept potentially significant changes in the price of Fund shares
o  speculating on short-term fluctuations in the stock markets.

[ADVISOR ICON]  SHARE PRICE

CURRENT MARKET VALUE OF FUND ASSETS
+ ACCRUED INTEREST AND DIVIDENDS
- FUND DEBTS,
INCLUDING ACCRUED EXPENSES
--------------------------
/ NUMBER OF SHARES
= YOUR SHARE PRICE (NAV)

The value of your Fund shares is likely to change daily. This value is known as the Net Asset Value per share, or NAV. The Advisor determines the market value of each investment in each Fund's portfolio each day that the New York Stock Exchange ("NYSE") is open, at the close of the regular trading day on that exchange (normally 4:00 p.m. Eastern time), except that securities traded primarily on the Nasdaq Stock Market ("Nasdaq") are normally valued by a Fund at the Nasdaq Official Closing Price provided by Nasdaq each business day. Shares of the Funds are not priced on days when the NYSE is closed, which generally is on weekends, most national holidays in the U.S., and Good Friday.

NAV is calculated by adding together the current market price of all of a Fund's investments and other assets, including accrued interest and dividends; subtracting the Fund's debts, including accrued expenses; and dividing that dollar amount by the total number of the Fund's outstanding shares. Because their expenses vary, NAV is calculated separately for each class.

All purchases, sales, and exchanges of Fund shares are made by the Advisor at the NAV next calculated after the Advisor receives proper instructions from you, your financial intermediary, or plan or program sponsor. Instructions must be received by the Advisor no later than the close of the NYSE to effect transactions at that day's NAV. If the Advisor receives instructions from you, your financial intermediary, or plan or program sponsor after that time, the instructions will be processed at the NAV next calculated after receipt of these instructions. Financial institutions that process customer transactions through the National Securities Clearing Corporation's Fund/SERV and Networking facilities must obtain their customers' permission for each transaction, and each financial institution retains responsibility to its customers for any errors or irregularities related to these transactions.

Foreign securities exchanges, which set the prices for foreign securities held by the Funds, are not always open the same days as the NYSE, and may be open for business on days the NYSE is not. For example, Thanksgiving Day is a holiday observed by the NYSE and not by overseas exchanges. In this situation, the Funds would not calculate NAV on Thanksgiving Day (and the Advisor would not buy, sell, or exchange shares for you on that day), even though activity on foreign exchanges could result in changes in the value of investments held by the Funds on that day.

[ADVISOR ICON]  HOW TO BUY SHARES

TO BUY SHARES AT THAT DAY'S CLOSING PRICE, YOU MUST CONTACT US BEFORE THE CLOSE OF THE NYSE, NORMALLY 4:00 P.M. EASTERN TIME.

The Funds offer multiple classes of shares. The chart in this section shows several convenient ways to invest in the shares of the Funds if you invest directly through ADI. If you invest in a Fund through a financial intermediary, please consult the financial intermediary, or with respect to Class K shares, the plan or program sponsor, for more information on how to purchase shares of a Fund. You may be charged a commission or transaction fee by the financial intermediary, or plan or program sponsor for purchases of Fund shares.

With the exception of Class A shares, there is no charge to invest directly through ADI. Class A shares are subject to a front-end sales charge. For more information on this charge, please see the subsection entitled "Sales Charges." If you buy $1,000,000 or more of Class A shares and redeem the shares within eighteen months from the date of purchase, you may pay a 1% CDSC at the time of redemption. If you are a qualified plan and elect to receive a dealer concession, you may pay a CDSC of 1% on your Class A shares if the plan is redeemed within twelve months from initial deposit in the plan's ADI account. If you are a qualified plan and elect to forego the dealer concession, you will not be charged a CDSC. With respect to redemption of Class B shares held six years or less, a CDSC of 1% - 5% of the lower of the total original cost or the current market value of the shares may be assessed. With respect to redemption of Class C shares held twelve months or less, a CDSC of 1% of the lower of the total original cost or current market value of the shares may be assessed. With respect to Class K shares, if you are a qualified plan and elect to receive a dealer concession, you may pay a CDSC of 0.70% on your Class K shares if the plan is redeemed within twelve months from initial deposit in the plan's ADI account. If you are a qualified plan and elect to forego the dealer concession, you will not be charged a CDSC. For a non-qualified plan, in determining whether a CDSC applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a CDSC, followed by shares held the longest in the shareholder's account. These charges are not assessed upon Class A, B, C, or K shares acquired through reinvestment of dividends or other distributions, or Class A, B, C, or K shares exchanged for the same class of another INVESCO Fund. For more information on CDSC charges, please see the subsection of the Prospectus entitled "Choosing A Share Class" and the section of the Statement of Additional Information entitled "Distributor - Sales Charges and Dealer Concessions."

For all new accounts, please send a completed application form, and specify the fund or funds and class or classes of shares you wish to purchase. If you do not specify a fund or funds, your initial investment and any subsequent purchases will automatically go into INVESCO Cash Reserves Fund - Class A, a series of INVESCO Money Market Funds, Inc. You will receive a confirmation of this transaction and may contact AIM Investment Services, Inc. ("AIS"), the Funds' transfer agent, to exchange into the fund you choose.

A share of each class represents an identical interest in a Fund and has the same rights, except that each class bears its own distribution and shareholder servicing charges, and other expenses. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee, if applicable, and the other expenses payable by that class.

AIS reserves the right to increase, reduce, or waive each Fund's minimum investment requirements in its sole discretion, if it determines this action is in the best interests of that Fund's shareholders. AIS also reserves the right in its sole discretion to reject any order to buy Fund shares, including purchases by exchange.

Please remember that if you pay by check, Automated Clearing House ("ACH"), or wire and your funds do not clear, you will be responsible for any related loss to a Fund or AIS. If you are already an INVESCO funds shareholder, the Fund may seek reimbursement for any loss from your existing account(s).

                               S&P 500 INDEX FUND

MINIMUM INITIAL INVESTMENT. $5,000, which is waived for regular investment plans, including EasiVest and Direct Payroll Purchase. The minimum investment for certain retirement plans, including IRAs, is $3,000.

MINIMUM SUBSEQUENT INVESTMENT. $1,000 (Minimums are lower for certain retirement plans.)

                                 ALL OTHER FUNDS

MINIMUM INITIAL INVESTMENT. $1,000, which is waived for regular investment plans, including EasiVest and Direct Payroll Purchase, and certain retirement plans, including IRAs.

MINIMUM SUBSEQUENT INVESTMENT. $50 (Minimums are lower for certain retirement plans.)

The following chart shows several ways to invest in a Fund if you invest directly through ADI.

METHOD                         INVESTMENT MINIMUM          PLEASE REMEMBER
--------------------------------------------------------------------------------
BY CHECK                       $1,000 for regular         AIS does not accept
Mail to:                       accounts; $250 for an      cash, credit cards,
AIM Investment Services, Inc.  IRA; $50 for each          travelers' cheques,
[ADDRESS]                      subsequent investment.     credit card checks,
You may also send your check                              instant loan checks,
by overnight courier to:       S&P 500 Index              money orders, or third
[ADDRESS].                     Fund(only). $5,000 for     party checks unless
                               regular accounts; $3,000   they are from another
                               for an IRA; $1,000 for     financial institution
                               each subsequent            related to a
                               investment.                retirement plan
                                                          transfer.
--------------------------------------------------------------------------------
BY WIRE                        $1,000 for regular
You may send your payment by   accounts; $250 for an
bank wire (call                IRA; $50 for each
1-800-959-4246 for             subsequent investment.
instructions).
                               S&P 500 Index
                               Fund(only). $5,000 for
                               regular accounts; $3,000
                               for an IRA; $1,000 for
                               each subsequent
                               investment.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BY TELEPHONE WITH ACH          $1,000 for regular         You must provide your
Call 1-800-525-8085 to         accounts; $250 for an      bank account
request your purchase. Upon    IRA; $50 for each          information to AIS
your telephone option.         subsequent investment.     prior to using this
instructions, AIS will move
money from your designated
bank/credit union checking     S&P 500 Index
or savings account in order    Fund(only). $5,000 for
to purchase shares.            regular accounts; $3,000
                               for an IRA; $1,000 for
                               each subsequent
                               investment.
--------------------------------------------------------------------------------
BY INTERNET (INVESTOR CLASS -  $1,000 for regular         You will need a Web
GRANDFATHERED INVESTORS ONLY)  accounts; $250 for an      browser to use this
Go to AIM's Web site at        IRA; $50 for each          service. Internet
aiminvestments.com             subsequent investment.     transactions are
                                                          limited to a maximum
                               S&P 500 Index              of $25,000.
                               Fund(only). $5,000 for
                               regular accounts; $3,000
                               for an IRA; $1,000 for
                               each subsequent
                               investment.
--------------------------------------------------------------------------------
REGULAR INVESTING WITH         $50 per month for          Like all regular
EASIVEST OR DIRECT PAYROLL     EasiVest; $50 per pay      investment plans,
PURCHASE                       period for Direct          neither EasiVest nor
You may enroll on your fund    Payroll Purchase. You      Direct Payroll
application, or call us for    may start or stop your     Purchase ensures a
a separate form and more       regular investment plan    profit or protects
details. Investing the same    at any time, with two      against loss in a
amount on a monthly basis      weeks' notice to AIS.      falling market.
allows you to buy more                                    Because you'll invest
shares when prices are low     S&P 500 Index              continually,
and fewer shares when prices   Fund(only). $5,000 for     regardless of varying
are high. This "dollar cost    regular accounts; $3,000   price levels, consider
averaging" may help offset     for an IRA; $1,000 for     your financial ability
market fluctuations. Over a    each subsequent            to keep buying through
period of time, your average   investment.                low price levels. And
cost per share may be less                                remember that you will
than the actual average net                               lose money if you
asset value per share.                                    redeem your shares
                                                          when the market value
                                                          of all your shares is
                                                          less than their cost.
--------------------------------------------------------------------------------
BY PERSONAL ACCOUNT LINE       $50 for subsequent         You must provide your
WITH ACH                       investments.               bank account
Automated transactions by                                 information to AIS
telephone are available for    S&P 500 Index              prior to using this
subsequent purchases and       Fund(only). $1,000 for     option. Automated
exchanges 24 hours a day.      subsequent investments.    transactions are
Simply call 1-800-424-8085.                               limited to a maximum
                                                          of $25,000.
--------------------------------------------------------------------------------
BY EXCHANGE                    $1,000 for regular         See "Exchange Policy."
Between the same class of      accounts; $250 for an
any two INVESCO funds or       IRA; $50 for each
certain classes of AIM         subsequent investment.
Funds. Call 1-800-525-8085
for prospectuses of other
INVESCO funds. Exchanges may   S&P 500 Index
be made by phone or at         Fund(only). $5,000 for
AIM's Web site at              regular accounts; $3,000
aiminvestments.com. You may    for an IRA; $1,000 for
also establish an automatic    each subsequent
monthly exchange service       investment.
between two INVESCO funds or
certain classes of AIM
Funds; call us for further
details and the correct
form.

GRANDFATHERED INVESTORS. Investor Class shares of a Fund can be purchased only by:
     o Persons or entities who had established an account in any of the funds managed and distributed by INVESCO in Investor Class shares prior to April 1, 2002 and have continuously maintained such account in Investor Class shares since April 1, 2002;
     o Any person or entity listed in the account registration for any INVESCO Funds account in Investor Class shares that has been established prior to April 1, 2002 and continuously maintained since April 1, 2002, such as joint owners, trustees, custodians, and designated beneficiaries;
     o Customers of certain financial institutions, wrap accounts or other fee-based advisory programs, or insurance company separate accounts, which have had relationships with INVESCO and/or any of the INVESCO Funds' Investor Class shares prior to April 1, 2002 and continuously maintained such relationships since April 1, 2002;
     o  Defined benefit, defined contribution, and deferred compensation plans;
        and
     o INVESCO or AIM employees, INVESCO Funds trustees, AIM Fund Trustees, AMVESCAP employees, AMVESCAP directors, and their immediate families.

For more detailed information about eligibility, please call 1-800-525-8085. If you hold INVESCO Funds Investor Class shares through a broker/dealer or other financial institution, your eligibility to purchase Investor Class shares may differ depending on that institution's policies.

EXCHANGE POLICY. You may exchange your shares in any of the Funds for shares of the same class in another INVESCO fund or into certain classes of another AIM Fund as described in the table below, on the basis of their respective NAVs at the time of the exchange.

--------------------------------------------------------------------------------
                                               WILL BE OFFERED THE ABILITY TO
   SHAREHOLDERS INVESTED IN THE FOLLOWING   EXCHANGE INTO THE FOLLOWING CLASSES
       CLASSES OF THE INVESCO FUNDS:                 OF THE AIM FUNDS:
--------------------------------------------------------------------------------
o  Investor Class Shares                    o  Class A Shares of Category I and
                                               II AIM Funds and AIM Tax-Exempt
o  Class A Shares(1)                           Cash Fund

                                            o  Class A3 Shares of all AIM Funds

                                            o  AIM Cash Reserve Shares of AIM
                                               Money Market Fund
--------------------------------------------------------------------------------
o  Class B Shares                           o  Class B Shares of all AIM Funds,
                                               with the exception of AIM
                                               Floating Rate Fund
--------------------------------------------------------------------------------
o  Class C Shares                           o  Class C Shares of all AIM Funds,
                                               with the exception of AIM
                                               Floating Rate Fund
--------------------------------------------------------------------------------
o  Institutional Class Shares               o  Institutional Class Shares of all
                                               AIM Retail Funds
--------------------------------------------------------------------------------
o  Class K Shares                           o  There is currently no like class
                                               of shares offered by the AIM
                                               Funds

o  Class R Shares                           o  Class R Shares [of all AIM Funds]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                               WILL BE OFFERED THE ABILITY TO
   SHAREHOLDERS INVESTED IN THE FOLLOWING   EXCHANGE INTO THE FOLLOWING CLASSES
         CLASSES OF THE AIM FUNDS:                 OF THE INVESCO FUNDS:
--------------------------------------------------------------------------------
o  Class A Shares of all AIM Funds, with    o  Class A Shares of all INVESCO
   the exception of Class A Shares of          Funds(2)
   Category III Funds purchased at net
   asset value

o  Class A3 Shares of the AIM Funds

o  AIM Cash Reserve Shares of AIM Money
   Market Fund
--------------------------------------------------------------------------------
o  Class B Shares of all AIM Funds          o  Class B Shares of all INVESCO
                                               Funds
--------------------------------------------------------------------------------
o  Class C Shares of all AIM Funds          o  Class C Shares of all INVESCO
                                               Funds
--------------------------------------------------------------------------------
o  Institutional Class Shares of all AIM    o  Institutional Class Shares of all
   Retail Funds                                INVESCO Funds
--------------------------------------------------------------------------------
o  Class R Shares                           o  Class R Shares of [INVESCO
                                               International Core Equity Fund]
--------------------------------------------------------------------------------

(1) Class A Shares that are subject to a CDSC will not be exchangeable for shares of AIM Tax-Exempt Cash Fund or AIM Money Market Fund.
(2) The shareholder would be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which he or she was exchanging. Neither AIM Cash Reserve Shares of AIM Money Market Fund nor Class A Shares of AIM Tax-Exempt Cash Fund will be exchangeable for Class A Shares of an INVESCO Fund that are subject to a CDSC.

FUND EXCHANGES CAN BE A CONVENIENT WAY FOR YOU TO DIVERSIFY YOUR INVESTMENTS, OR TO REALLOCATE YOUR INVESTMENTS WHEN YOUR OBJECTIVES CHANGE.

Before making any exchange, be sure to review the prospectuses of the funds involved and consider the differences between the funds. Also, be certain that you qualify to purchase certain classes of shares in the new fund. An exchange is the sale of shares from one fund immediately followed by the purchase of shares in another. Therefore, any gain or loss realized on the exchange is recognizable for federal income tax purposes (unless, of course, you or your account qualifies as tax-deferred under the Internal Revenue Code). If the shares of the fund you are selling have gone up in value since you bought them, the sale portion of an exchange may result in taxable income to you.


You will not pay a sales charge when exchanging Class B shares for other Class B shares, Class C shares for other Class C shares, or Class K shares for other Class K shares. If you make an exchange involving Class B, Class C, or Class K shares, the amount of time you held the original shares will be added to the holding period of the Class B, Class C, or Class K shares, respectively, into which you exchanged for the purpose of calculating any CDSC that may be assessed upon a subsequent redemption.

We have the following policies governing exchanges:
o Both fund accounts involved in the exchange must be registered in exactly the same name(s) and Social Security or federal tax I.D. number(s).
o You are limited to a maximum of 10 exchanges per calendar year per shareholder account for all funds held by you under that account. Because excessive short-term trading or market-timing activity can hurt fund performance, if you exceed that limit, or if a fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one fund and into (purchase) another fund.
o Each Fund reserves the right to reject any exchange request, or to modify or terminate the exchange policy, if it is in the best interests of the Fund. Notice of all such modifications or terminations that affect all shareholders of the Fund will be given at least sixty days prior to the effective date of the change, except in unusual instances, including a suspension of redemption of the exchanged security under Section 22(e) of the Investment Company Act of 1940.

In addition, the ability to exchange may be temporarily suspended at any time that sales of the Fund into which you wish to exchange are temporarily stopped.

REDEMPTION FEES (S&P 500 INDEX FUND ONLY). Effective on or about November 10, 2003, you may be charged a 2% redemption fee (on total redemption proceeds after applicable deferred sales charges) if you redeem, including redeeming by exchange, the following classes of the following funds (either by selling or exchanging to another INVESCO Fund or an AIM Fund) within 30 days of their purchase:

     FUND                                         CLASSES
     ----                                         -------

INVESCO European Fund                        Class A and Investor Class shares
INVESCO International Blue Chip Value Fund   Class A and Investor Class shares
INVESCO High Yield Fund                      Class A and Investor Class shares
INVESCO S&P 500 Index Fund                   Investor and Institutional Class
                                               shares

The redemption fee will be paid to the fund from which you are redeeming shares (including redemptions by exchange), and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed to the extent that the number of fund shares you redeem exceeds the number of fund shares that you have held for more than 30 days. In determining whether the minimum 30 day holding period has been met, only the period during which you have held shares of the fund from which you are redeeming is counted.

The 2% redemption fee will not be charged on transactions involving the following:

     1) a total or partial redemption of shares held through retirement plans maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code (the "Code");

     2) a total or partial redemption of shares held through qualified tuition plans maintained pursuant to Section 529 of the Code;

     3) a total or partial redemption effectuated pursuant to a systematic redemption plan or an automatic rebalancing program in the Funds set up by A I M Investment Services, Inc.;

     4) a total or partial redemption requested within 30 days following the death or post-purchase disability of (i) any registered shareholder on an account or (ii) the settlor of a living trust which is the registered shareholder of an account, of shares held in the account at the time of death or initial determination of post-purchase disability; or

     5)  a redemption initiated by a Fund.

CHOOSING A SHARE CLASS. In deciding which class of shares to purchase, you should consider, among other things, (i) the length of time you expect to hold your shares, (ii) the provisions of the distribution plan applicable to the class, if any, (iii) the eligibility requirements that apply to purchases of a particular class, and (iv) any services you may receive in making your investment determination. Your financial intermediary can help you decide among the various classes. Please contact your financial intermediary for several convenient ways to invest in a Fund. Class A, B, C, and K shares of the Funds are available primarily through financial intermediaries.

In addition, you should also consider the factors below:

-----------------------------------------------------------------------------------------------------------
                            Investor
                            Class        Class A           Class B          Class C          Class K
-----------------------------------------------------------------------------------------------------------
Initial Sales Charge        None         5.50%             None             None             None
-----------------------------------------------------------------------------------------------------------
CDSC(1)                     None         1% on certain     1%-5% for        1% for shares    0.70% on
                                         purchases         shares held      held less than   certain
                                         held less         less than 6      12 months        purchases
                                         than 18 months    years                             held  less
                                                                                             than 12 months
-----------------------------------------------------------------------------------------------------------
12b-1 Fee                   0.25%        0.35%             1.00%            1.00%            0.45%
-----------------------------------------------------------------------------------------------------------
Redemption Fee              1.00%(2)     N/A               N/A              N/A              N/A
-----------------------------------------------------------------------------------------------------------
Conversion                  No           No                Yes(3)           No               No
-----------------------------------------------------------------------------------------------------------
Purchase Order Maximum      None         None              $250,000         $1,000,000       None
-----------------------------------------------------------------------------------------------------------

(1) Please see the subsection entitled "Sales Charges" below and the section of the Funds' Statement of Additional Information entitled "Distributor - Sales Charges and Dealer Concessions" for more information regarding CDSC charges and dealer concessions.
(2) S&P 500 Index Fund only. Effective November 10, 2003, the redemption fee will be 2%.
(3) Class B shares, along with the pro rata portion of the shares' reinvested dividends and distributions, automatically convert to Class A shares at the end of the month which is eight years after the date on which such Class B shares were purchased.

INTERNET TRANSACTIONS (INVESTOR CLASS - GRANDFATHERED INVESTORS ONLY). Investors may open new accounts, and exchange and redeem Investor Class shares of any INVESCO fund through AIM's Web site. To use this service, you will need a web browser (presently Netscape version 4.0 or higher, Microsoft Internet Explorer version 4.0 or higher, or AOL version 5.0 or higher) and the ability to use AIM's Web site. AIS will accept Internet purchase instructions only for exchanges or if the purchase price is paid to AIS through debiting your bank account, and any Internet cash redemptions will be paid only to the same bank account from which the payment to AIS originated. AIS imposes a limit of $25,000 on Internet purchase and redemption transactions. Other minimum transaction amounts are discussed in this Prospectus. You may also download an application to open an account from the Web site, complete it by hand, and mail it to AIS, along with a check.

AIS employs reasonable procedures to confirm that transactions entered into over the Internet are genuine. These procedures include the use of alphanumeric passwords, secure socket layering, encryption, and other precautions reasonably designed to protect the integrity, confidentiality, and security of shareholder information. In order to enter into a transaction on AIM's Web site, you will need an account number, your Social Security number, and an alphanumeric password. If AIS follows these procedures, neither AIS, its affiliates nor any fund will be liable for any loss, liability, cost, or expense for following instructions communicated via the Internet that are reasonably believed to be genuine or that follow AIS's security procedures. By entering into the user's agreement with AIS to open an account through our Web site, you lose certain rights if someone gives fraudulent or unauthorized instructions to AIS that result in a loss to you.

SALES CHARGES (CLASS A, B, C, AND K ONLY) Sales charges on Class A shares of the Funds are detailed below. As used below, the term "offering price" with respect to Class A shares includes the initial sales charge.

INITIAL SALES CHARGES. Class A shares of the Funds are subject to the following initial sales charges:

                                                       Investor's Sales Charge
Amount of investment                                 As a % of         As a % of
in a single                                         offering price    investment
transaction

Less than                                $25,000       5.50%             5.82%
$25,000                 but less than    $50,000       5.25%             5.54%
$50,000                 but less than    $100,000      4.75%             4.99%
$100,000                but less than    $250,000      3.75%             3.90%
$250,000                but less than    $500,000      3.00%             3.09%
$500,000                but less than    $1,000,000    2.00%             2.04%
$1,000,000              or more          NAV           NAV

CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS A AND CLASS K SHARES. You can purchase $1,000,000 or more of Class A shares at net asset value, and the distributor may pay a dealer concession and/or a service fee for purchases of $1,000,000 or more. However, if you purchase shares worth $1,000,000 or more, they may be subject to a CDSC of 1% if you redeem them prior to eighteen months after the date of purchase. We will use the "first-in, first-out" method to determine your holding period. Under this method, the date of redemption will be compared with the earliest purchase date of shares held in your account. If your holding period is less than eighteen months, the CDSC may be assessed on the amount of the lower of the total original cost or current market value of the shares. For qualified plans investing in Class A shares, you may pay a CDSC of 1% if the plan is redeemed within twelve months from initial deposit in the plan's ADI account. For qualified plans investing in Class K shares, you may pay a CDSC of 0.70% if the plan is redeemed within twelve months from initial deposit in the plan's ADI account.

CDSC FOR CLASS B AND CLASS C SHARES. You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages. If your holding period is less than six years for Class B shares and thirteen months for Class C shares, the CDSC may be assessed on the amount of the total original cost of the shares.

Year Since
purchase made                         Class B                   Class C

First                                 5%                        1%
Second                                4%                        None
Third                                 3%                        None
Fourth                                3%                        None
Fifth                                 2%                        None
Sixth                                 1%                        None
Seventh and following                 None(1)                   None

(1) Class B shares, along with the pro rata portion of the shares' reinvested dividends and distributions, automatically convert to Class A shares at the end of the month which is eight years after the date on which such Class B shares were purchased.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS. You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial intermediary must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

     REDUCED SALES CHARGES. You may be eligible to buy Class A shares at reduced initial sales charge rates under Right of Accumulation or Letter of Intent under certain circumstances.

          RIGHTS OF ACCUMULATION. You may combine your new purchases of Class A shares of an AIM Fund or an INVESCO Fund with AIM Fund and/or INVESCO Fund shares currently owned (Class A, B, C, K or R) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other shares you own.

          Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of AIM Floating Rate Fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation described above.

          LETTER OF INTENT. Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of the Fund during a thirteen-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the thirteen-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

     INITIAL SALES CHARGE/CDSC EXCEPTIONS
     You will not pay initial sales charges:
     o  on shares purchased by reinvesting dividends and distributions;
     o when exchanging shares of the same class among certain INVESCO funds and certain classes of AIM Funds;
     o  when using the reinstatement privilege;
     o when a merger, consolidation, or acquisition of assets of an INVESCO fund occurs; and
     o  upon automatic conversion of Class B to Class A.

     You will not pay a CDSC:
     o  if you purchase less than $1,000,000 of Class A shares;
     o if you purchase $1,000,000 or more of Class A shares and hold those shares for more than eighteen months;
     o  if you redeem Class B shares you held for more than six years;

     o  if you redeem Class C shares you held for more than twelve months;
     o if you participate in the periodic withdrawal program and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period. The value of your shares, and applicable twelve-month period, will be calculated based upon the value of your account on, and the date of, the first periodic withdrawal;
     o if you redeem shares acquired through reinvestment of dividends and distributions;
     o if you are a participant in a qualified retirement plan and redeem Class C shares or Class K shares in order to fund a distribution;
     o if you are a qualified plan investing in Class A shares or Class K shares and elect to forego any dealer concession;
     o  on increases in the net asset value of your shares;
     o  to pay account fees;
     o for IRA distributions due to death or disability or periodic distributions based on life expectancy;
     o to return excess contributions (and earnings, if applicable) from retirement plan accounts; or
     o for redemptions following the death of a shareholder or beneficial owner.

There may be other situations when you may be able to purchase or redeem shares at reduced or no sales charges. Consult the Funds' Statement of Additional Information for further details.

DISTRIBUTION EXPENSES. We have adopted a Master Distribution Plan and Agreement (commonly known as a "12b-1 Plan") for each class of shares of the Funds. The 12b-1 fees paid by each Fund's classes of shares are used to pay distribution and service fees to ADI for the sale and distribution of the Funds' shares and to pay for services provided to shareholders. These services include compensation to financial intermediaries that sell Fund shares and/or service shareholder accounts. Because each Fund's shares pay these fees out of their assets on an ongoing basis, these fees increase the cost of your investment.

Under the Plan, payments are limited to an amount computed at each class's applicable 12b-1 fee. If distribution expenses for a class exceed these computed amounts, ADI pays the difference. Conversely, if the distribution fees are less than computed amounts, ADI retains the difference.

[ADVISOR ICON]  YOUR ACCOUNT SERVICES

With the exception of householding, the following information pertains only to shareholders who hold their shares directly through ADI.

SHAREHOLDER ACCOUNTS. AIS maintains your share account, which contains your current Fund holdings. The Funds do not issue share certificates.

ADI PROVIDES YOU WITH SERVICES DESIGNED TO MAKE IT SIMPLE FOR YOU TO BUY, SELL, OR EXCHANGE YOUR SHARES OF ANY INVESCO MUTUAL FUND.

QUARTERLY INVESTMENT SUMMARIES. Each calendar quarter, you receive a written statement which consolidates and summarizes account activity and value at the beginning and end of the period for each of your INVESCO funds.

TRANSACTION CONFIRMATIONS. You receive detailed confirmations of individual purchases, exchanges and sales. If you choose certain recurring transaction plans (for instance, EasiVest), your transactions are confirmed on your quarterly Investment Summaries.

TELEPHONE TRANSACTIONS. You and your financial intermediary or plan or program sponsor may buy, exchange, and sell Fund shares by telephone, unless these privileges are specifically declined when the new account Application is filled out.

YOU CAN CONDUCT MOST TRANSACTIONS AND CHECK ON YOUR ACCOUNT THROUGH OUR TOLL-FREE TELEPHONE NUMBER. YOU MAY ALSO ACCESS PERSONAL ACCOUNT INFORMATION AT AIM'S WEB SITE, AIMINVESTMENTS.COM.

Unless you decline the telephone transaction privileges, when you fill out and sign the new account Application, a Telephone Transaction Authorization Form, or use your telephone transaction privileges, you lose certain rights if someone gives fraudulent or unauthorized instructions to AIS that result in a loss to you. In general, if AIS has followed reasonable procedures, such as recording telephone instructions and sending written transaction confirmations, AIS is not liable for following telephone instructions that it believes to be genuine. Therefore, you have the risk of loss due to unauthorized or fraudulent instructions.

HOUSEHOLDING. To save money for the Funds, you may receive only one copy of a prospectus or financial report to each household address. This process, known as "householding," is used for most required shareholder mailings. It does not apply to account statements. You may, of course, request an additional copy of a prospectus or financial report at any time by calling or writing AIS. You may also request that householding be eliminated from all your required mailings.

IRAs AND OTHER RETIREMENT PLANS. Shares of any INVESCO or AIM mutual fund may be purchased for IRAs and many other types of tax-deferred retirement plans. Please call AIS for information and forms to establish or transfer your existing retirement plan or account.

[ADVISOR ICON]  HOW TO SELL SHARES

The chart in this section shows several convenient ways to sell your Fund shares if you invest directly through ADI. If you invest in a Fund through a financial intermediary, please consult the financial intermediary, or with respect to Class K shares, the plan or program sponsor, for information on how to sell shares of a Fund. You may be charged a commission or transaction fee by your financial intermediary, or plan or program sponsor for sales of Fund shares. Shares of the Funds may be sold at any time at the next NAV calculated after your request to sell is received by AIS in proper form. Depending on Fund performance, the NAV at the time you sell your shares may be more or less than the price you paid to purchase your shares.

Various fees may apply to Fund redemptions. You may be charged a CDSC at the time of redemption, depending on how long you have held your shares. If you buy $1,000,000 or more Class A shares and redeem the shares within eighteen months from the date of purchase, you may pay a 1% CDSC at the time of redemption. If you are a qualified plan and elect to receive a dealer concession, you may pay a CDSC of 1% on your Class A shares if the plan is redeemed within twelve months from initial deposit in the plan's ADI account. If you are a qualified plan and elect to forego the dealer concession, you will not be charged a CDSC. With respect to redemption of Class B shares held six years or less, a CDSC of 1% - 5% of the lower of the total original cost or current market value of the shares may be assessed. With respect to redemption of Class C shares held twelve months or less, a CDSC of 1% of the lower of the total original cost or current market value of the shares may be assessed. With respect to Class K shares, if you are a qualified plan and elect to receive a dealer concession, you may pay a CDSC of 0.70% on your Class K shares if the plan is redeemed within twelve months from initial deposit in the plan's ADI account. If you are a qualified plan and elect to forego the dealer concession, you will not be charged a CDSC. For a non-qualified plan, in determining whether a CDSC applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a CDSC, followed by shares held the longest in the shareholder's account. These charges are not assessed upon Class A, B, C, or K shares acquired through reinvestment of dividends or other distributions, or Class A, B, C, or K shares exchanged for the same class of another INVESCO Fund or certain classes of another AIM Fund as set forth under the section entitled "Exchange Policy." For more information on CDSC charges, please see the subsection of the Prospectus entitled "Choosing A Share Class" and the section of the Statement of Additional Information entitled "Distributor - Sales Charges and Dealer Concessions."

TO SELL SHARES AT THAT DAY'S CLOSING PRICE, YOU MUST CONTACT US BEFORE 4:00 P.M. EASTERN TIME.

If you own shares in more than one fund, please specify the fund whose shares you wish to sell and specify the class of shares. Remember that any sale or exchange of shares in a non-retirement account will likely result in a taxable gain or loss.

While AIS attempts to process telephone redemptions promptly, there may be times--particularly in periods of severe economic or market disruption--when you may experience delays in redeeming shares by telephone.

AIS usually forwards the proceeds from the sale of fund shares within seven days after we receive your request to sell in proper form. However, payment may be postponed under unusual circumstances--for instance, if normal trading is not taking place on the NYSE, or during an emergency as defined by the Securities and Exchange Commission. If your fund shares were purchased by a check which has not yet cleared, payment will be made promptly when your purchase check does clear; that can take up to twelve business days.

If you participate in EasiVest, the Funds' automatic monthly investment program, and sell all of the shares in your account, we will not make any additional EasiVest purchases unless you give us other instructions.

Because of the Funds' expense structures, it costs as much to handle a small account as it does to handle a large one. If the value of your account in a Fund falls below $250 as a result of your actions (for example, sale of your Fund shares), the Fund reserves the right to sell all of your shares, send the proceeds of the sale to you and close your account. Before this is done, you will be notified and given sixty days to increase the value of your account to $250 or more.

REDEMPTION FEES (S&P 500 INDEX FUND ONLY). Effective on or about November 10, 2003, you may be charged a 2% redemption fee (on total redemption proceeds after applicable deferred sales charges) if you redeem, including redeeming by exchange, the following classes of the following funds (either by selling or exchanging to another INVESCO Fund or an AIM Fund) within 30 days of their purchase:

     FUND                                         CLASSES
     ----                                         -------

INVESCO European Fund                        Class A and Investor Class shares
INVESCO International Blue Chip              Class A and Investor Class shares
  Value Fund                                 Class A and Investor Class shares
INVESCO High Yield Fund                      Investor and Institutional Class
INVESCO S&P 500 Index Fund                     shares

The redemption fee will be paid to the fund from which you are redeeming shares (including redemptions by exchange), and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed to the extent that the number of fund shares you redeem exceeds the number of fund shares that you have held for more than 30 days. In determining whether the minimum 30 day holding period has been met, only the period during which you have held shares of the fund from which you are redeeming is counted.

The 2% redemption fee will not be charged on transactions involving the following:

     1) a total or partial redemption of shares held through retirement plans maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code (the "Code");

     2) a total or partial redemption of shares held through qualified tuition plans maintained pursuant to Section 529 of the Code;

     3) a total or partial redemption effectuated pursuant to a systematic redemption plan or an automatic rebalancing program in the Funds set up by A I M Investment Services, Inc.;

     4) a total or partial redemption requested within 30 days following the death or post-purchase disability of (i) any registered shareholder on an account or (ii) the settlor of a living trust which is the registered shareholder of an account, of shares held in the account at the time of death or initial determination of post-purchase disability; or

     5) a redemption initiated by a Fund.

REINSTATEMENT PRIVILEGE (CLASS A AND CLASS B ONLY). You may, within ninety days after you sell Class A or Class B shares, reinvest all or part of your redemption proceeds in Class A shares of a Fund at net asset value in an identically registered account. You will not pay any sales charges on the amount reinvested. You must notify AIS in writing at the time you reinstate that you are exercising your reinstatement privilege. You may exercise this privilege only once per calendar year.

The following chart shows several ways to sell your shares of the Funds if you invest directly through ADI.

METHOD                      REDEMPTION MINIMUM         PLEASE REMEMBER
--------------------------------------------------------------------------------
BY TELEPHONE                $250 (or, if less, full    AIS's telephone
Call us toll-free at:       liquidation of the         redemption privileges may
1-800-525-8085.             account) for a             be modified or terminated
                            redemption check. IRA      in the future at AIS's
                            redemptions are not        discretion. The maximum
                            permitted by telephone.    amount which may be
                                                       redeemed by telephone is
                                                       generally $25,000.
--------------------------------------------------------------------------------
IN WRITING                  Any amount.                The redemption request
Mail your request to:                                  must be signed by all
AIM Investment Services,                               registered account
Inc.                                                   owners. Payment will be
[ADDRESS]                                              mailed to your address as
You may also send your                                 it appears on AIS's
request by overnight                                   records, or to a bank
courier to:                                            designated by you in
[ADDRESS]                                              writing.
--------------------------------------------------------------------------------
BY TELEPHONE WITH ACH       $50. IRA redemptions are   You must provide your
Call 1-800-525-8085 to      not permitted by           bank account information
request your redemption.    telephone.                 to AIS prior to using
                                                       this option. AIS will
                                                       automatically pay the
                                                       proceeds into your
                                                       designated bank account.
--------------------------------------------------------------------------------
BY INTERNET (INVESTOR       $50. IRA redemptions are   You will need a Web
CLASS - GRANDFATHERED       not permitted via the      browser to use this
INVESTORS ONLY)             internet.                  service. Internet
Go to AIM's Web site at                                transactions are limited
aiminvestments.com.                                    to a maximum of $25,000.
                                                       AIS will automatically
                                                       pay the proceeds into
                                                       your designated bank
                                                       account.
--------------------------------------------------------------------------------
BY PERSONAL ACCOUNT LINE    $50.                       Be sure to write down the
WITH ACH                                               confirmation number
Automated transactions by                              provided to you. You must
phone are available for                                forward your bank account
redemptions and exchanges                              information to AIS prior
24 hours a day. Simply                                 to using this option.
call 1-800-424-8085.
--------------------------------------------------------------------------------
PERIODIC WITHDRAWAL PLAN    $100 per payment on a      You must have at least
You may call us to          monthly or quarterly       $10,000 total invested
request the appropriate     basis. The redemption      with the INVESCO funds
form and more information   check may be made          with at least $5,000 of
at 1-800-525-8085.          payable to any party you   that total invested in
                            designate.                 the fund from which
                                                       withdrawals will be made.
--------------------------------------------------------------------------------

METHOD                      REDEMPTION MINIMUM         PLEASE REMEMBER
--------------------------------------------------------------------------------
PAYMENT TO THIRD PARTY      Any amount.                All registered account
Mail your request to:                                  owners must sign the
AIM Investment Services,                               request, with signature
Inc.                                                   guarantees from an
[ADDRESS]                                              eligible guarantor
                                                       financial institution,
                                                       such as a commercial bank
                                                       or a recognized national
                                                       or regional securities
                                                       firm.

[GRAPH ICON]  TAXES

Everyone's tax status is unique. We manage the Funds in an effort to provide maximum total returns to all shareholders of the Funds. The Advisor generally focuses on pre-tax results and ordinarily does not manage a Fund to minimize taxes. We may, nevertheless, take advantage of opportunities to mitigate taxes through management of capital gains and losses. We encourage you to consult your own tax adviser on the tax impact to you of investing directly or indirectly in a Fund.

TO AVOID BACKUP WITHHOLDING, BE SURE WE HAVE YOUR CORRECT SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER.

Each Fund customarily distributes to its shareholders substantially all of its net investment income, net capital gains and net gains from foreign currency transactions, if any. You receive a proportionate part of these distributions, depending on the percentage of a Fund's shares that you own. These distributions are required under federal tax laws governing mutual funds. It is the policy of each Fund to distribute all investment company taxable income and net capital gains. As a result of this policy and each Fund's qualification as a regulated investment company, it is anticipated that none of the Funds will pay any federal income or excise taxes. Instead, each Fund will be accorded conduit or "pass through" treatment for federal income tax purposes.

However, unless you are (or your account is) exempt from income taxes, you must include all dividends and capital gain distributions paid to you by a Fund in your taxable income for federal, state, and local income tax purposes. You also may realize capital gains or losses when you sell shares of a Fund at more or less than the price you originally paid. An exchange is treated as a sale, and is a taxable event. Dividends and other distributions usually are taxable whether you receive them in cash or automatically reinvest them in shares of the distributing Fund(s) or other funds.

If you have not provided AIS with complete, correct tax information, the Funds are required by law to withhold from your distributions, and any money that you receive from the sale of shares of the Funds, a backup withholding tax at the rate in effect on the date of the transaction.

Unless your account is held through a financial intermediary, we will provide you with detailed information every year about your dividends and capital gain distributions. Depending on the activity in your individual account, we may also be able to assist with cost basis figures for shares you sell.

[GRAPH ICON]  DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

The Funds earn ordinary or investment income from dividends and interest on their investments. The Funds expect to distribute substantially all of this investment income, less Fund expenses, to shareholders annually, with respect to Dynamics, Growth, and Small Company Growth Funds, and quarterly, with respect to Growth & Income, S&P 500 Index and Value Equity Funds. All Funds can make distributions at other times, if they choose to do so. Please note that classes with higher expenses are expected to have lower dividends.

NET INVESTMENT INCOME AND NET REALIZED CAPITAL GAINS ARE DISTRIBUTED TO SHAREHOLDERS AT LEAST ANNUALLY. DISTRIBUTIONS ARE TAXABLE WHETHER REINVESTED IN ADDITIONAL SHARES OR PAID TO YOU IN CASH (EXCEPT FOR TAX-EXEMPT OR TAX-DEFERRED ACCOUNTS).

Each Fund also realizes capital gains or losses when it sells securities in its portfolio for more or less than it had paid for them. If total gains on sales exceed total losses (including losses carried forward from previous years), a Fund has a net realized capital gain. Net realized capital gains, if any, are distributed to shareholders at least annually, usually in November or December. Dividends and capital gain distributions are paid to you if you hold shares on the record date of the distribution regardless of how long you have held your shares.

Under present federal income tax laws, capital gains may be taxable at different rates, depending on how long a Fund has held the underlying investment. Short-term capital gains which are derived from the sale of assets held one year or less are taxed as ordinary income. Long-term capital gains which are derived from the sale of assets held for more than one year are taxed at up to the maximum capital gains rate, currently 20% for individuals.

A Fund's daily NAV reflects ordinary income and realized capital gains that have not yet been distributed to shareholders. As such, a Fund's NAV will drop by the amount of a distribution, net of market fluctuations, on the day the distribution is declared. If you buy shares of a Fund just before a distribution is declared, you may wind up "buying a distribution." This means that if the Fund declares a dividend or capital gain distribution shortly after you buy, you will receive some of your investment back as a taxable distribution. Although purchasing your shares at the resulting higher NAV may mean a smaller capital gain or greater loss upon sale of the shares, most shareholders want to avoid the purchase of shares immediately before the distribution record date. However, keep in mind that your basis in the Fund will be increased to the extent such distributions are reinvested in the Fund. If you sell your shares of a Fund at a loss for tax purposes and then replace those shares with a substantially identical investment either thirty days before or after that sale, the transaction is usually considered a "wash sale" and you will not be able to claim a tax loss.

Dividends and capital gain distributions paid by each Fund are automatically reinvested in additional Fund shares at the NAV on the ex-distribution date, unless you choose to have them automatically reinvested in another INVESCO fund or AIM fund or paid to you by check or electronic funds transfer. If you choose to be paid by check, the minimum amount of the check must be at least $10; amounts less than that will be automatically reinvested. Dividends and other distributions, whether received in cash or reinvested in additional Fund shares, are generally subject to federal income tax.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the various classes of each Fund for the past five years (or, if shorter, the period of the class's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the annual percentages that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the financial statements, is included in INVESCO Stock Funds, Inc.'s 2003 Annual Report to Shareholders, which is incorporated by reference into the Statement of Additional Information. Prior to November ___, 2003, AIM Stock Funds was named AIM Stock Funds, Inc. (formerly, INVESCO Stock Funds, Inc.). This Report is available without charge by contacting ADI at the address or telephone number on the back cover of this Prospectus.

                                                                                                      PERIOD ENDED       YEAR ENDED
                                                               YEAR ENDED JULY 31                        JULY 31          APRIL 30
------------------------------------------------------------------------------------------------------------------------------------
DYNAMICS FUND--INVESTOR CLASS                    2003           2002           2001           2000           1999(a)           1999
PER SHARE DATA
Net Asset Value--Beginning of Period                    $     17.23    $     27.86    $     19.39    $     18.15       $     16.41
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss(c)                                        (0.00)         (0.12)         (0.00)         (0.00)            (0.00)
Net Gains or (Losses) on Securities (Both
  Realized and Unrealized)                                    (6.40)        (10.43)          9.51           1.24              3.04
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                              (6.40)        (10.55)          9.51           1.24              3.04
====================================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                               0.02           0.08           1.04           0.00              1.30
====================================================================================================================================
Net Asset Value--End of Period                          $     10.81    $     17.23  $       27.86  $       19.39             18.15
====================================================================================================================================

TOTAL RETURN                                                 (37.17%)       (37.94%)        50.34%          6.83%(d)         20.83%

RATIOS
Net Assets - End of Period ($000 Omitted)               $ 3,688,213    $ 6,562,467    $ 7,865,489    $ 2,471,482       $ 2,044,321
Ratio of Expenses to Average Net
  Assets(e)(f)                                                 1.21%          1.00%          0.89%          1.03%(g)          1.05%
Ratio of Net Investment Loss to
  Average Net Assets(f)                                       (0.86%)        (0.49%)        (0.34%)        (0.32%)(g)        (0.41%)
Portfolio Turnover Rate                                          81%            55%            75%            23%(d)           129%

(a)  From May 1, 1999 to July 31, 1999.
(b)  The per share information was computed based on average shares for the year ended July 31, 2001.
(c)  Net Investment Loss aggregated less than $0.01 on a per share basis for the years ended July 31, 2002 and 2000, the period ended July 31, 1999 and the year ended April 30, 1999.
(d)  Based on operations for the period shown and, accordingly, is not representative of a full year.
(e)  Ratio is based on Total Expenses of the class, less Expenses Absorbed by INVESCO, if applicable, which is before any expense offset arrangements (which may include custodian, distribution and transfer agent fees).
(f)  Various expenses of the class were voluntarily absorbed by INVESCO for the year ended July 31, 2002. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.23% and ratio of net investment loss to average net assets would have been (0.88%).
(g)  Annualized

                                                                                 CLASS A                       CLASS B

                                                                      YEAR ENDED   PERIOD ENDED      YEAR ENDED         PERIOD ENDED
                                                                        JULY 31      JULY 31           JULY 31             JULY 31
------------------------------------------------------------------------------------------------------------------------------------
DYNAMICS FUND--CLASS A & Class B
                                                                          2003         2002(a)           2003              2002(a)
PER SHARE DATA
Net Asset Value--Beginning of Period                                              $   15.30                           $   15.30
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                                                   (0.03)                              (0.06)
Net Losses on Securities (Both Realized and Unrealized)                               (4.45)                              (4.46)
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                                      (4.48)                              (4.52)
====================================================================================================================================
Net Asset Value--End of Period                                                    $   10.82                           $   10.78
====================================================================================================================================

TOTAL RETURN(c)                                                                      (29.22%)(d)                         (29.54%)(d)

RATIOS
Net Assets--End of Period ($000 Omitted)                                          $   2,006                           $     390
Ratio of Expenses to Average Net Assets(e)                                             1.11%(f)                            2.09%(f)
Ratio of Net Investment Loss to Average Net Assets                                    (0.76%)(f)                          (1.71%)(f)
Portfolio Turnover Rate                                                                   81%(g)                             81%(g)

(a)  From April 1, 2002, since inception of class, to July 31, 2002.
(b)  The per share information for each class was computed based on average shares.
(c)  The applicable sales charges for Class A or CDSC fees for Class B are not included in the Total Return calculation.
(d)  Based on operations for the period shown and, accordingly, is not representative of a full year.
(e)  Ratio is based on Total Expenses of the class, which is before any expense offset arrangements (which may include custodian fees).
(f)  Annualized
(g)  Portfolio Turnover is calculated at the Fund level. Represents the year ended July 31, 2002.

                                                                                                                          PERIOD
                                                                                                                           ENDED
                                                                                         YEAR ENDED JULY 31               JULY 31
------------------------------------------------------------------------------------------------------------------------------------
DYNAMICS FUND--CLASS C                                           2003               2002                  2001             2000(a)

PER SHARE DATA
Net Asset Value--Beginning of Period                                           $   17.04             $   27.78        $   28.25
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)                                               (0.25)                (0.06)           (0.00)
Net Investment Loss(c)
Net Losses on Securities (Both Realized and Unrealized)                            (6.17)               (10.60)           (0.47)
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                                   (6.42)               (10.66)           (0.47)
====================================================================================================================================
Less Dividends and Distributions                                                    0.02                  0.08             0.00
====================================================================================================================================
Net Asset Value--End of Period                                                 $   10.60             $   17.04        $   27.78
====================================================================================================================================

TOTAL RETURN(d)                                                                   (37.76%)              (38.45%)          (1.66%)(e)

RATIOS
Net Assets-- End of Period  ($000 Omitted)                                     $  13,440             $  28,887         $  4,779
Ratio of Expenses to Average Net Assets(f)(g)                                       1.96%                 1.86%            1.71%(h)
Ratio of Net Investment Loss to  Average Net Assets(g)                             (1.59%)               (1.34%)          (1.20%)(h)
Portfolio Turnover Rate                                                               81%                   55%              75%(i)

(a)  From February 15, 2000, since inception of class, to July 31, 2000.
(b)  The per share information was computed based on average shares for the period ended July 31, 2000.
(c)  Net Investment Loss aggregated less than $0.01 on a per share basis for the period ended July 31, 2000.
(d)  The applicable CDSC fees are not included in the Total Return calculation.
(e)  Based on operations for the period shown and, accordingly, is not representative of a full year.
(f)  Ratio is based on Total Expenses of the class, less Expenses Absorbed by INVESCO, if applicable, which is before any expense offset arrangements (which may include custodian fees).
(g)  Various expenses of the class were voluntarily absorbed by INVESCO for the year ended July 31, 2002. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 2.16% and ratio of net investment loss to average net assets would have been (1.79%).
(h)  Annualized
(i)  Portfolio Turnover is calculated at the Fund level. Represents the year ended July 31, 2000.

                                                                                                   YEAR ENDED           PERIOD ENDED
                                                                                                    JULY 31                JULY 31
------------------------------------------------------------------------------------------------------------------------------------
DYNAMICS FUND--CLASS K                                                             2003               2002                   2001(a)
PER SHARE DATA
Net Asset Value--Beginning of Period                                                             $   17.19              $   22.50
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)                                                                (0.15)                 (0.03)
Net Investment Loss
Net Losses on Securities (Both Realized and Unrealized)                                             (6.26)                 (5.28)
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                                                    (6.41)                 (5.31)
====================================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                                                                     0.02                   0.00
====================================================================================================================================
Net Asset Value--End of Period                                                                   $   10.76              $   17.19
====================================================================================================================================

TOTAL RETURN                                                                                       (37.32%)              (23.60%)(c)

RATIOS
Net Assets--End of Period ($000 Omitted)                                                         $   44,745             $       6
Ratio of Expenses to Average Net Assets(d)(e)                                                        1.36%                1.48%(f)
Ratio of Net Investment Loss to Average Net Assets(e)                                                (1.05%)              (1.03%)(f)
Portfolio Turnover Rate                                                                               81%                  55%(g)

(a)  From December 1, 2000, since inception of class, to July 31, 2001.
(b)  The per share information was computed based on average shares for the year ended July 31, 2002.
(c)  Based on operations for the period shown and, accordingly, is not representative of a full year.
(d)  Ratio is based on Total Expenses of the class, less Expenses Absorbed by INVESCO, if applicable, which is before any expense offset arrangements (which may include custodian fees).
(e)  Various expenses of the class were voluntarily absorbed by INVESCO for the period ended July 31, 2001. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 3.06% (annualized) and ratio of net investment loss to average net assets would have been (2.61%) (annualized).
(f)  Annualized
(g)  Portfolio Turnover is calculated at the Fund level. Represents the year ended July 31, 2001.

                                                                                                           PERIOD
                                                                                                            ENDED         YEAR ENDED
                                                                       YEAR ENDED JULY 31                  JULY 31        AUGUST 31
------------------------------------------------------------------------------------------------------------------------------------
GROWTH FUND--INVESTOR CLASS                     2003          2002           2001           2000              1999(a)          1998
  (FORMERLY INVESCO BLUE CHIP GROWTH
  FUND)
PER SHARE DATA
Net Asset Value--Beginning of Period                    $    3.08    $      8.47    $      6.75       $      5.15      $      6.06
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)                        (0.03)         (0.05)         (0.00)            (0.00)             0.02
Net Investment Income (Loss)(c)
Net Gains or (Losses) on Securities (Both
  Realized and Unrealized)                                  (1.39)         (4.27)          2.48              2.11              0.69
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                            (1.42)         (4.32)          2.48              2.11              0.71
====================================================================================================================================
LESS DIVIDENDS AND  DISTRIBUTIONS                            0.02           1.07           0.76              0.51              1.62
====================================================================================================================================
Net Asset Value--End of Period                          $    1.64    $      3.08    $      8.47       $      6.75       $      5.15
====================================================================================================================================

TOTAL RETURN                                               (46.28%)       (56.43%)        38.42%            42.06%(d)        13.42%

RATIOS
Net Assets--End of Period ($000 Omitted)                $ 525,365    $ 1,251,042    $ 2,008,680       $ 1,232,908      $   747,739
Ratio of Expenses to Average Net Assets(e)                   1.55%          1.16%          1.02%             1.03%(f)          1.04%
Ratio of Net Investment Income (Loss) to
  Average Net Assets                                        (1.20%)        (0.96%)        (0.63%)           (0.08%)(f)         0.37%
Portfolio Turnover Rate                                       129%           129%           168%              134%(d)          153%

(a)  From September 1, 1998 to July 31, 1999.
(b)  The per share information was computed based on average shares for the years ended July 31, 2002 and 2001.
(c)  Net Investment Loss aggregated less than $0.01 on a per share basis for the year ended July 31, 2000 and the period ended July
     31, 1999.
(d)  Based on operations for the period shown and, accordingly, is not representative of a full year.
(e)  Ratio is based on Total Expenses of the class, which is before any expense offset arrangements (which may include custodian, distribution and transfer agent fees).
(f)  Annualized

                                                                   CLASS A                                     CLASS B

                                                        YEAR ENDED       PERIOD ENDED                  YEAR ENDED     PERIOD ENDED
                                                         JULY 31           JULY 31                      JULY 31          JULY 31
------------------------------------------------------------------------------------------------------------------------------------
GROWTH FUND--CLASS A & CLASS B (FORMERLY,                 2003              2002(a)                      2003              2002(a)
  INVESCO BLUE CHIP GROWTH FUND)
PER SHARE DATA
Net Asset Value--Beginning of Period                                    $   2.34                                       $   2.34
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                                        (0.01)                                         (0.01)
Net Losses on Securities (Both Realized and Unrealized)                    (0.69)                                         (0.70)
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                           (0.70)                                         (0.71)
====================================================================================================================================
Net Asset Value--End of Period                                          $   1.64                                       $   1.63
====================================================================================================================================

TOTAL RETURN(c)                                                           (29.91%)(d)                                    (30.34%)(d)

RATIOS
Net Assets--End of Period ($000 Omitted)                                $     87                                       $     39
Ratio of Expenses to Average Net Assets(e)(f)                               1.65%(g)                                       2.30%(g)
Ratio of Net Investment Loss to Average Net Assets(f)                      (0.89%)(g)                                     (1.59%)(g)
Portfolio Turnover Rate                                                      129%(h)                                        129%(h)

(a)  From April 1, 2002, since inception of class, to July 31, 2002.
(b)  The per share information for each class was computed based on average shares.
(c)  The applicable sales charges for Class A or CDSC fees for Class B are not included in the Total Return calculation.
(d)  Based on operations for the period shown and, accordingly, is not representative of a full year.
(e)  Ratio is based on Total Expenses of the class, less Expenses Absorbed by INVESCO, which is before any expense offset arrangements (which may include custodian fees).
(f)  Various expenses of each class were voluntarily absorbed by INVESCO for the period ended July 31, 2002. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.99% (annualized) for Class A and 4.56%
     (annualized) for Class B and ratio of net investment loss to average net assets would have been (1.23%) (annualized) for Class
     A and (3.85%) (annualized) for Class B.
(g)  Annualized
(h)  Portfolio Turnover is calculated at the Fund level. Represents the year ended July 31, 2002.

                                                                                                                      PERIOD ENDED
                                                                                  YEAR ENDED JULY 31                    JULY 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                          2003           2002             2001             2000(a)
GROWTH FUND--CLASS C (FORMERLY, INVESCO BLUE CHIP
  GROWTH FUND)
PER SHARE DATA
Net Asset Value--Beginning of Period                                                $    3.05        $    8.44        $    8.26
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)                                                    (0.05)           (0.03)           (0.05)
Net Investment Loss
Net Gains or (Losses) on Securities (Both Realized and Unrealized)                      (1.38)           (4.29)            0.23
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                                        (1.43)           (4.32)            0.18
====================================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                                                         0.02             1.07             0.00
====================================================================================================================================
Net Asset Value--End of Period                                                      $    1.60        $    3.05        $    8.44
====================================================================================================================================

TOTAL RETURN(c)                                                                        (47.07%)         (56.67%)           2.18%(d)

RATIOS
Net Assets --End of Period  ($000 Omitted)                                          $   3,669        $   9,108        $   3,213
Ratio of Expenses to Average Net Assets(e)                                               3.03%            2.04%            1.76%(f)
Ratio of Net Investment Loss to  Average Net Assets                                     (2.69%)          (1.82%)          (1.54%)(f)
Portfolio Turnover Rate                                                                   129%             129%             168%(g)

(a)  From February 15, 2000, since inception of class, to July 31, 2000.
(b)  The per share information was computed based on average shares for the period ended July 31, 2000.
(c)  The applicable CDSC fees are not included in the Total Return calculation.
(d)  Based on operations for the period shown and, accordingly, is not representative of a full year.
(e)  Ratio is based on Total Expenses of the class, which is before any expense offset arrangements (which may include custodian fees).
(f)  Annualized
(g)  Portfolio Turnover is calculated at the Fund level. Represents the year ended July 31, 2000.

                                                                                                                        PERIOD ENDED
                                                                                                 YEAR ENDED JULY 31       JULY 31
------------------------------------------------------------------------------------------------------------------------------------
GROWTH FUND--CLASS K (FORMERLY, INVESCO BLUE CHIP                                    2003              2002                 2001(a)
  GROWTH FUND)
PER SHARE DATA
Net Asset Value-- Beginning of Period                                                             $    3.03         $    5.41
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)                                                                  (0.02)            (0.02)
Net Investment Loss
Net Losses on Securities (Both Realized and Unrealized)                                               (1.49)            (2.36)
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                                                      (1.51)            (2.38)
====================================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                                                                       0.02              0.00
====================================================================================================================================
Net Asset Value-- End of Period                                                                   $    1.50         $    3.03
====================================================================================================================================

TOTAL RETURN                                                                                         (50.02%)          (43.99%)(c)

RATIOS
Net Assets--End of Period ($000 Omitted)                                                          $   2,888         $       8
Ratio of Expenses to Average Net Assets(d)                                                             2.32%             2.96%(e)
Ratio of Net Investment Loss to Average Net Assets                                                    (1.91%)           (2.72%)(e)
Portfolio Turnover Rate                                                                                 129%              129%(f)

(a)  From December 1, 2000, since inception of class, to July 31, 2001.
(b)  The per share information was computed based on average shares for the period ended July 31, 2001.
(c)  Based on operations for the period shown and, accordingly, is not representative of a full year.
(d)  Ratio is based on Total Expenses of the class, which is before any expense offset arrangements (which may include custodian fees).
(e)  Annualized
(f)  Portfolio Turnover is calculated at the Fund level. Represents the year ended July 31, 2001.

                                                                                                          PERIOD        PERIOD
                                                                                                           ENDED         ENDED
                                                                              YEAR ENDED JULY 31          JULY 31       APRIL 30
------------------------------------------------------------------------------------------------------------------------------------
GROWTH & INCOME FUND--INVESTOR CLASS                       2003        2002        2001        2000         1999(a)        1999(b)
PER SHARE DATA
Net Asset Value--Beginning of Period                               $  10.21    $  18.93    $  15.37    $   14.54       $  10.00
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(c)                                  (0.08)      (0.00)      (0.00)       (0.00)         (0.00)
Net Investment Loss(d)
Net Gains or (Losses) on Securities (Both
  Realized and Unrealized)                                            (3.81)      (7.93)       4.60         0.83           5.22
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                      (3.89)      (7.93)       4.60         0.83           5.22
====================================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                                       0.10        0.79        1.04         0.00           0.68
====================================================================================================================================
Net Asset Value--End of Period                                     $   6.22    $  10.21    $  18.93    $   15.37       $  14.54
====================================================================================================================================

TOTAL RETURN                                                         (38.37%)    (43.25%)     30.79%        5.71%(e)      53.07(e)

RATIOS
Net Assets--End of Period ($000 Omitted)                           $ 44,018    $ 88,409    $200,584    $  61,316       $ 53,994
Ratio of Expenses to Average Net Assets(f)(g)                          1.50%       1.51%       1.46%        1.52%(h)       1.52%(h)
Ratio of Net Investment Loss to Average Net Assets(g)                 (0.98%)     (0.99%)     (0.85%)      (0.45%)(h)     (0.25%)(h)
Portfolio Turnover Rate                                                  82%        218%        177%          46%(e)        121%(e)

(a)  From May 1, 1999 to July 31, 1999.
(b)  From July 1, 1998, commencement of investment operations, to April 30, 1999.
(c)  The per share information was computed based on average shares for the year ended July 31, 2002.
(d)  Net Investment Loss aggregated less than $0.01 on a per share basis for the years ended July 31, 2001 and 2000 and the periods ended July 31, 1999 and April 30, 1999.
(e)  Based on operations for the period shown and, accordingly, is not representative of a full year.
(f)  Ratio is based on Total Expenses of the class, less Expenses Absorbed by INVESCO, which is before any expense offset arrangements (which may include custodian fees).
(g)  Various expenses of the class were voluntarily absorbed by INVESCO for the years ended July 31, 2002, 2001 and 2000 and the periods ended July 31, 1999 and April 30, 1999. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 2.40%, 1.69%, 1.46%, 1.75% (annualized), 1.71% (annualized), respectively, and ratio of net investment loss to average net assets would have been (1.88%), (1.17%), (0.85%), (0.68%) (annualized) and (0.44%) (annualized), respectively.
(h)  Annualized

                                                                              CLASS A                       CLASS B

                                                                     YEAR ENDED      PERIOD ENDED       YEAR ENDED     PERIOD ENDED
                                                                       JULY 31         JULY 31            JULY 31         JULY 31
------------------------------------------------------------------------------------------------------------------------------------
GROWTH & INCOME FUND--CLASS A & CLASS B                                 2003            2002(a)            2003           2002(a)
PER SHARE DATA
Net Asset Value--Beginning of Period                                                $   8.54                          $   8.54
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                                                    (0.02)                            (0.02)
Net Losses on Securities (Both Realized and Unrealized)                                (2.30)                            (2.33)
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                                       (2.32)                            (2.35)
====================================================================================================================================
Net Asset Value--End of Period                                                      $   6.22                          $   6.19
====================================================================================================================================

TOTAL RETURN(c)                                                                      (27.17%)(d)                       (27.40%)(d)

RATIOS
Net Assets--End of Period ($000 Omitted)                                            $     45                          $      6
Ratio of Expenses to Average Net Assets(e)(f)                                           1.60%(g)                          2.30%(g)
Ratio of Net Investment Loss to Average Net Assets(f)                                  (1.04%)(g)                        (1.80%)(g)
Portfolio Turnover Rate                                                                   82%(h)                            82%(h)

(a)  From April 1, 2002, since inception of class, to July 31, 2002.
(b)  The per share information for each class was computed based on average shares.
(c)  The applicable sales charges for Class A or CDSC fees for Class B are not included in the Total Return calculation.
(d)  Based on operations for the period shown and, accordingly, is not representative of a full year.
(e)  Ratio is based on Total Expenses of the class, less Expenses Absorbed by INVESCO, which is before any expense offset arrangements (which may include custodian fees).
(f)  Various expenses of each class were voluntarily absorbed by INVESCO for the period ended July 31, 2002. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 4.55% (annualized) for Class A and
     62.08% (annualized) for Class B, and ratio of net investment loss to average net assets would have been (3.99%) (annualized)
     for Class A and (61.58%) (annualized) for Class B.
(g)  Annualized
(h)  Portfolio Turnover is calculated at the Fund level. Represents the year ended July 31, 2002.

                                                                                                                         PERIOD
                                                                                                                          ENDED
                                                                                          YEAR ENDED JULY 31             JULY 31
------------------------------------------------------------------------------------------------------------------------------------
GROWTH & INCOME FUND--CLASS C                                                    2003          2002           2001          2000(a)
PER SHARE DATA
Net Asset Value--Beginning of Period                                                       $  10.09       $  18.87     $  18.19
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)                                                          (0.05)         (0.03)       (0.13)
Net Investment Loss
Net Gains or (Losses) on Securities (Both Realized and Unrealized)                            (3.84)         (7.96)        0.81
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                                              (3.89)         (7.99)        0.68
====================================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                                                               0.10           0.79         0.00
====================================================================================================================================
Net Asset Value--End of Period                                                             $   6.10       $  10.09     $  18.87
====================================================================================================================================
                                                                                             (38.83%)       (43.72%)       3.74%(d)
TOTAL RETURN(c)

RATIOS
Net Assets--End of Period  ($000 Omitted)                                                  $  1,231       $  2,142     $  1,388
Ratio of Expenses to Average Net Assets(e)(f)                                                  2.25%          2.27%        2.00%(g)
Ratio of Net Investment Loss to Average Net Assets(f)                                         (1.72%)        (1.78%)      (1.63%)(g)
Portfolio Turnover Rate                                                                          82%           218%         177%(h)

(a)  From February 15, 2000, since inception of class, to July 31, 2000.
(b)  The per share information was computed based on average shares for the period ended July 31, 2000.
(c)  The applicable CDSC fees are not included in the Total Return calculation.
(d)  Based on operations for the period shown and, accordingly, is not representative of a full year.
(e)  Ratio is based on Total Expenses of the class, less Expenses Absorbed by INVESCO, if applicable, which is before any expense offset arrangements (which may include custodian fees).
(f)  Various expenses of the class were voluntarily absorbed by INVESCO for the years ended July 31, 2002 and 2001. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 3.33% and 2.32%, respectively, and ratio of net investment loss to average net assets would have been (2.80%) and (1.83%), respectively.
(g)  Annualized
(h)  Portfolio Turnover is calculated at the Fund level. Represents the year ended July 31, 2000.


                                                                                                                      PERIOD ENDED
                                                                                         YEAR ENDED JULY 31             JULY 31
------------------------------------------------------------------------------------------------------------------------------------
GROWTH & INCOME FUND--CLASS K                                                        2003                2002              2001(a)
PER SHARE DATA
Net Asset Value--Beginning of Period                                                                 $  10.21          $  15.22
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                                                                     (0.08)            (0.02)
Net Losses on Securities (Both Realized and  Unrealized)                                                (3.83)            (4.99)
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                                                        (3.91)            (5.01)
====================================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                                                                         0.10              0.00
====================================================================================================================================
Net Asset Value--End of Period                                                                       $   6.20          $  10.21
====================================================================================================================================

TOTAL RETURN                                                                                           (38.57%)          (32.92%)(c)

RATIOS
Net Assets--End of Period ($000 Omitted)                                                             $     58          $     10
Ratio of Expenses to Average Net Assets(d)(e)                                                            1.70%             1.81%(f)
Ratio of Net Investment Loss to Average Net Assets(e)                                                   (1.18%)           (1.31%)(f)
Portfolio Turnover Rate                                                                                    82%              218%(g)

(a)  From December 1, 2000, since inception of class, to July 31, 2001.
(b)  The per share information was computed based on average shares for the period ended July 31, 2001.
(c)  Based on operations for the period shown and, accordingly, is not representative of a full year.
(d)  Ratio is based on Total Expenses of the class, less Expenses Absorbed by INVESCO, which is before any expense offset arrangements (which may include custodian fees).
(e)  Various expenses of the class were voluntarily absorbed by INVESCO for the year ended July 31, 2002 and the period ended July
     31, 2001. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 30.95%
     and 2.68% (annualized), respectively, and ratio of net investment loss to average net assets would have been (30.43%) and
     (2.18%) (annualized), respectively.
(f)  Annualized
(g)  Portfolio Turnover is calculated at the Fund level. Represents the year ended July 31, 2001.

                                                                                                             PERIOD
                                                                                                              ENDED      YEAR ENDED
                                                                             YEAR ENDED JULY 31              JULY 31        MAY 31
------------------------------------------------------------------------------------------------------------------------------------
SMALL COMPANY GROWTH FUND--INVESTOR CLASS              2003        2002          2001            2000          1999(a)        1999
PER SHARE DATA
Net Asset Value--Beginning of Period                          $   12.76   $     18.50     $     13.61     $   12.08      $   11.90
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss(c)                                            (0.01)        (0.04)          (0.00)        (0.00)         (0.00)
Net Gains or (Losses) on Securities (Both Realized
  and Unrealized)                                                 (4.34)        (4.77)           6.88          1.53           1.35
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                  (4.35)        (4.81)           6.88          1.53           1.35
====================================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                                   0.00          0.93            1.99          0.00           1.17
====================================================================================================================================
Net Asset Value--End of Period                                $    8.41   $     12.76     $     18.50     $   13.61      $   12.08
====================================================================================================================================

TOTAL RETURN                                                     (34.09%)      (26.53%)         53.55%        12.67%(d)      12.91%

RATIOS
Net Assets--End of Period ($000 Omitted)                      $ 800,520   $ 1,395,113     $ 1,440,445     $ 452,861      $ 318,109
Ratio of Expenses to Average Net Assets(e)(f)                      1.45%         1.29%           1.20%         1.50%(g)       1.51%
Ratio of Net Investment Loss to Average Net Assets(f)             (1.01%)       (0.28%)         (0.34%)       (0.69%)(g)     (0.58%)
Portfolio Turnover Rate                                              99%          112%            186%           41%(d)        203%

(a)  From June 1, 1999 to July 31, 1999.
(b)  The per share information was computed based on average shares for the year ended July 31, 2001.
(c)  Net Investment Loss aggregated less than $0.01 on a per share basis for the year ended July 31, 2000, the period ended July 31,
     1999 and the year ended May 31, 1999.
(d)  Based on operations for the period shown and, accordingly, is not representative of a full year.
(e)  Ratio is based on Total Expenses of the class, less Expenses Absorbed by INVESCO, if applicable, which is before any expense offset arrangements (which may include custodian, distribution and transfer agent fees).
(f)  Various expenses of the class were voluntarily absorbed by INVESCO for the year ended July 31, 2000, the period ended July 31,
     1999, and the year ended May 31, 1999. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.21%, 1.62% (annualized) and 1.59%, respectively, and ratio of net investment loss to average net assets would have been (0.35%), (0.81%) (annualized) and (0.66%), respectively.
(g)  Annualized

                                                                             CLASS A                           CLASS B
                                                                    YEAR ENDED     PERIOD ENDED      YEAR ENDED      PERIOD ENDED
                                                                      JULY 31        JULY 31           JULY 31          JULY 31
------------------------------------------------------------------------------------------------------------------------------------
SMALL COMPANY GROWTH FUND--CLASS A & CLASS B                            2003            2002(a)           2003             2002(a)
PER SHARE DATA
Net Asset Value--Beginning of Period                                                $  11.25                           $  11.25
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                                                    (0.02)                             (0.04)
Net Losses on Securities (Both Realized and Unrealized)                                (2.82)                             (2.80)
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                                       (2.84)                             (2.84)
====================================================================================================================================
Net Asset Value--End of Period                                                      $   8.41                           $   8.41
====================================================================================================================================

TOTAL RETURN(c)                                                                       (25.24%)(d)                        (25.24%)(d)

RATIOS
Net Assets--End of Period ($000 Omitted)                                            $  2,607                           $     67
Ratio of Expenses to Average Net Assets(e)                                              1.24%(f)                           2.14%(f)
Ratio of Net Investment Loss to Average Net Assets                                     (0.74%)(f)                         (1.68%)(f)
Portfolio Turnover Rate                                                                   99%(g)                             99%(g)

(a)  From April 1, 2002, since inception of class, to July 31, 2002.
(b)  The per share information for each class was computed based on average shares.
(c)  The applicable sales charges for Class A or CDSC fees for Class B are not included in the Total Return calculation.
(d)  Based on operations for the period shown and, accordingly, is not representative of a full year.
(e)  Ratio is based on Total Expenses of the class, which is before any expense offset arrangements (which may include custodian fees).
(f)  Annualized
(g)  Portfolio Turnover is calculated at the Fund level. Represents the year ended July 31, 2002.

                                                                                                                       PERIOD ENDED
                                                                                       YEAR ENDED JULY 31                JULY 31
------------------------------------------------------------------------------------------------------------------------------------
SMALL COMPANY GROWTH FUND--CLASS C                                            2003             2002           2001         2000(a)
PER SHARE DATA
Net Asset Value--Beginning of Period                                                       $  12.54       $  18.37     $  20.68
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss(c)                                                                        (0.18)         (0.12)       (0.00)
Net Losses on Securities (Both Realized and Unrealized)                                       (4.27)         (4.78)       (2.31)
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                                              (4.45)         (4.90)       (2.31)
====================================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                                                               0.00           0.93         0.00
====================================================================================================================================
Net Asset Value--End of Period                                                             $   8.09       $  12.54     $  18.37
====================================================================================================================================

TOTAL RETURN(d)                                                                              (35.57%)       (27.24%)     (11.17%)(e)

RATIOS
Net Assets--End of Period  ($000 Omitted)                                                  $  1,087       $  2,034     $  1,926
Ratio of Expenses to Average Net Assets(f)(g)                                                  2.25%          2.13%        1.83%(h)
Ratio of Net Investment Loss to  Average Net Assets(g)                                        (1.81%)        (1.12%)      (0.91%)(h)
Portfolio Turnover Rate                                                                          99%           112%         186%(i)

(a)  From February 15, 2000, since inception of class, to July 31, 2000.
(b)  The per share information was computed based on average shares for the year ended July 31, 2002.
(c)  Net Investment Loss aggregated less than $0.01 on a per share basis for the period ended July 31, 2000.
(d)  The applicable CDSC fees are not included in the Total Return calculation.
(e)  Based on operations for the period shown and, accordingly, is not representative of a full year.
(f)  Ratio is based on Total Expenses of the class, less Expenses Absorbed by INVESCO, if applicable, which is before any expense offset arrangements (which may include custodian fees).
(g)  Various expenses of the class were voluntarily absorbed by INVESCO for the year ended July 31, 2002. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 2.70% and ratio of net investment loss to average net assets would have been (2.26%).
(h)  Annualized
(i)  Portfolio Turnover is calculated at the Fund level. Represents the year ended July 31, 2000.

                                                                                          YEAR ENDED                    PERIOD ENDED
                                                                                           JULY 31                         JULY 31
------------------------------------------------------------------------------------------------------------------------------------
SMALL COMPANY GROWTH FUND--CLASS K                                                          2003                           2002(a)
PER SHARE DATA
Net Asset Value--Beginning of Period                                                                                   $  11.76
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                                                                                       (0.05)
Net Losses on Securities (Both Realized and Unrealized)                                                                   (3.28)
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                                                                          (3.33)
====================================================================================================================================
Net Asset Value--End of Period                                                                                         $   8.43
====================================================================================================================================

TOTAL RETURN                                                                                                             (28.32%)(c)

RATIOS
Net Assets--End of Period ($000 Omitted)                                                                               $ 66,451
Ratio of Expenses to Average Net Assets(d)                                                                                 1.17%(e)
Ratio of Net Investment Loss to Average Net Assets                                                                        (0.80%)(e)
Portfolio Turnover Rate                                                                                                     99%(f)

(a)  From December 17, 2001, since inception of class, to July 31, 2002.
(b)  The per share information was computed based on average shares.
(c)  Based on operations for the period shown and, accordingly, is not representative of a full year.
(d)  Ratio is based on Total Expenses of the class, which is before any expense offset arrangements (which may include custodian fees).
(e)  Annualized
(f)  Portfolio Turnover is calculated at the Fund level. Represents the year ended July 31, 2002.

                                                                                           YEAR ENDED JULY 31
------------------------------------------------------------------------------------------------------------------------------------
S&P 500 INDEX FUND--INVESTOR CLASS                                  2003          2002            2001         2000            1999
PER SHARE DATA
Net Asset Value--Beginning of Period                                       $     12.78     $     15.36    $   14.39       $   12.14
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                                             0.09            0.10         0.11            0.14
Net Gains or (Losses) on Securities (Both Realized and Unrealized)               (3.19)          (2.39)        1.09            2.29
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                                 (3.10)          (2.29)        1.20            2.43
====================================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                                                  0.09            0.29         0.23            0.18
====================================================================================================================================
Net Asset Value--End of Period                                             $      9.59     $     12.78    $   15.36       $   14.39
====================================================================================================================================

TOTAL RETURN                                                                    (24.33%)        (15.07%)       8.34%          20.09%

RATIOS
Net Assets--End of Period ($000 Omitted)                                   $   135,578     $   116,309    $  92,784       $  64,613
Ratio of Expenses to Average Net Assets(c)(d)                                     0.65%           0.63%        0.63%           0.60%
Ratio of Net Investment Income to Average
   Net Assets(d)                                                                  0.84%           0.75%        0.74%           1.06%
Portfolio Turnover Rate                                                              3%             43%          13%              2%

(a)  From December 23, 1997, commencement of investment operations, to July 31, 1998.
(b)  Based on operations for the period shown and, accordingly, is not representative of a full year.
(c)  Ratio is based on Total Expenses of the class, less Expenses Absorbed by INVESCO, which is before any expense offset arrangements (which may include custodian fees).
(d)  Various expenses of the class were voluntarily absorbed by INVESCO for the years ended July 31, 2002, 2001, 2000 and 1999 and the period ended July 31, 1998. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.01%, 0.99%, 0.95%, 0.99% and 1.71% (annualized), respectively, and ratio of net investment income to average net assets would have been 0.48%, 0.39%, 0.43%, 0.67% and 0.43% (annualized), respectively.
(e)  Annualized.
(f)  Portfolio Turnover calculated to less than 0.10% for the period ended July 31, 1998.

                                                                                    YEAR ENDED JULY 31
------------------------------------------------------------------------------------------------------------------------------------
VALUE EQUITY FUND--INVESTOR CLASS                      2003        2002          2001            2000          1999(a)        1998
PER SHARE DATA
Net Asset Value--Beginning of Period                          $   21.19   $     25.15     $     29.61     $   25.68      $   28.30
===================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                              0.11          0.11            0.11          0.17           0.26
Net Gains or (Losses) on Securities (Both
Realized and Unrealized)                                          (4.29)        (0.15)          (1.96)         6.25          (0.43)
===================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                  (4.18)        (0.04)          (1.85)         6.42          (0.17)
===================================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                                   0.78          3.92            2.61          2.49           2.45
===================================================================================================================================
Net Asset Value--End of Period                                $   16.23   $     21.19     $     25.15     $   29.61      $   25.68
===================================================================================================================================

TOTAL RETURN                                                     (20.28%)        0.20%          (6.52%)       25.41%(b)      (1.06%)

RATIOS
Net Assets--End of Period ($000 Omitted)                      $ 125,313   $   198,905     $   248,944     $ 369,982      $ 349,984
Ratio of Expenses to Average Net Assets(c)(d)                      1.30%         1.31%           1.31%         1.27%(e)       1.15%
Ratio of Net Investment Income to Average
  Net Assets(d)                                                    0.55%         0.48%           0.40%         0.63%(e)       0.86%
Portfolio Turnover Rate                                              43%           54%             67%           22%(b)         48%

(a)  From September 1, 1998 to July 31, 1999.
(b)  Based on operations for the period shown and, accordingly, is not representative of a full year.
(c)  Ratio is based on Total Expenses of the class, less Expenses Absorbed by INVESCO, if applicable, which is before any expense offset arrangements (which may include custodian and transfer agent fees).
(d)  Various expenses of the class were voluntarily absorbed by INVESCO for the years ended July 31, 2002, 2001 and 2000, the period ended July 31, 1999 and the year ended August 31, 1998. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.64%, 1.53%, 1.44%, 1.38% (annualized) and 1.19%, respectively, and ratio of net investment income to average net assets would have been 0.21%, 0.26%, 0.27%, 0.52% (annualized) and 0.82%, respectively.
(e)  Annualized.

                                                                               CLASS A                         CLASS B

                                                                      YEAR ENDED    PERIOD ENDED      YEAR ENDED       PERIOD ENDED
                                                                       JULY 31        JULY 31           JULY 31          JULY 31
------------------------------------------------------------------------------------------------------------------------------------
VALUE EQUITY FUND--CLASS A & CLASS B                                    2003            2002(a)           2003             2002(a)
PER SHARE DATA
Net Asset Value--Beginning of Period                                                $  20.20                           $  20.20
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Income (Loss)                                                            0.06                              (0.01)
Net Losses on Securities (Both Realized and Unrealized)                                (3.98)                             (3.86)
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                                       (3.92)                             (3.87)
====================================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                                                        0.19                               0.15
====================================================================================================================================
Net Asset Value--End of Period                                                      $  16.09                           $  16.18
====================================================================================================================================

TOTAL RETURN(c)                                                                       (19.46%)(d)                        (19.21%)(d)

RATIOS
Net Assets--End of Period ($000 Omitted)                                            $    163                           $    242
Ratio of Expenses to Average Net Assets(e)                                              1.39%(f)                           1.95%(f)
Ratio of Net Investment Income (Loss) to Average Net Assets                             0.51%(f)                          (0.22%)(f)
Portfolio Turnover Rate                                                                   43%(g)                             43%(g)

(a)  From April 1, 2002, since inception of class, to July 31, 2002.
(b)  The per share information for Class B was computed based on average shares.
(c)  The applicable sales charges for Class A or CDSC fees for Class B are not included in the Total Return calculation.
(d)  Based on operations for the period shown and, accordingly, is not representative of a full year.
(e)  Ratio is based on Total Expenses of the class, which is before any expense offset arrangements (which may include custodian fees).
(f)  Annualized
(g)  Portfolio Turnover is calculated at the Fund level. Represents the year ended July 31, 2002.

                                                                                                                      PERIOD ENDED
                                                                                   YEAR ENDED JULY 31                   JULY 31
------------------------------------------------------------------------------------------------------------------------------------
VALUE EQUITY FUND--CLASS C                                              2003            2002              2001             2000(a)
PER SHARE DATA
Net Asset Value--Beginning of Period                                                $  20.82           $  24.90        $  24.72
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                                                    (0.02)             (0.06)          (0.06)
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                                                       (4.24)             (0.14)           0.45
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                                       (4.26)             (0.20)           0.39
====================================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                                                        0.67               3.88            0.21
====================================================================================================================================
Net Asset Value--End of Period                                                      $  15.89           $  20.82        $  24.90
====================================================================================================================================

TOTAL RETURN(c)                                                                       (20.98%)            (0.49%)          1.52%(d)

RATIOS
Net Assets--End of Period  ($000 Omitted)                                           $  1,684           $  1,024        $     96
Ratio of Expenses to Average Net Assets(e)(f)                                           2.05%              2.04%           2.13%(g)
Ratio of Net Investment Loss to  Average Net Assets(f)                                 (0.12%)            (0.23%)         (0.49%)(g)
Portfolio Turnover Rate                                                                   43%                54%             67%(h)

(a)  From February 15, 2000, since inception of class, to July 31, 2000.
(b)  The per share information was computed based on average shares for the years ended July 31, 2002 and 2001.
(c)  The applicable CDSC fees are not included in the Total Return calculation.
(d)  Based on operations for the period shown and, accordingly, is not representative of a full year.
(e)  Ratio is based on Total Expenses of the class, less Expenses Absorbed by INVESCO, which is before any expense offset arrangements (which may include custodian fees).
(f)  Various expenses of the class were voluntarily absorbed by INVESCO for the years ended July 31, 2002 and 2001 and the period ended July 31, 2000. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 2.79%, 2.29% and 2.22% (annualized), respectively, and ratio of net investment loss to average net assets would have been
     (0.86%), (0.48%) and (0.58%) (annualized), respectively.
(g)  Annualized
(h)  Portfolio Turnover is calculated at the Fund level. Represents the year ended July 31, 2000.

NOVEMBER __, 2003

AIM STOCK FUNDS
INVESCO DYNAMICS FUND--INVESTOR CLASS, CLASS A, B, C, AND K
INVESCO GROWTH FUND--INVESTOR CLASS, CLASS A, B, C, AND K (FORMERLY, INVESCO
  BLUE CHIP GROWTH FUND)
INVESCO GROWTH & INCOME FUND--INVESTOR CLASS, CLASS A, B, C, AND K
INVESCO SMALL COMPANY GROWTH FUND--INVESTOR CLASS, CLASS A, B, C, AND K INVESCO S&P 500 INDEX FUND--INVESTOR CLASS
INVESCO VALUE EQUITY FUND--INVESTOR CLASS, CLASS A, B, C, AND K

You may obtain additional information about the Funds from several sources:

FINANCIAL REPORTS. Although this Prospectus describes the Funds' anticipated investments and operations, the Funds also prepare annual and semiannual reports that detail the Funds' actual investments at the report date. These reports include discussion of each Fund's recent performance, as well as the effect of market and general economic trends and a Fund's investment strategy on each Fund's performance. The annual report also includes the report of the Funds' independent accountants.

STATEMENT OF ADDITIONAL INFORMATION. The SAI dated November __, 2003 is a supplement to this Prospectus and has detailed information about the Funds and their investment policies and practices. A current SAI for the Funds is on file with the Securities and Exchange Commission and is incorporated into this Prospectus by reference; in other words, the SAI is legally a part of this Prospectus, and you are considered to be aware of the contents of the SAI.

INTERNET. The current Prospectus, annual report, and semiannual report of the Funds may be accessed through the AIM Web site at aiminvestments.com. In addition, the Prospectus, SAI, annual report, and semiannual report of the Funds are available on the SEC Web site at www.sec.gov.

To obtain a free copy of the current Prospectus, SAI, annual report, or semiannual report, write to AIM Investment Services, Inc., P.O. Box 4739, Houston, Texas, 77210-4739; or call 1-800-347-4246. Copies of these materials are also available (with a copying charge) from the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 1-202-942-8090. This information can be obtained by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Funds are 811-1474 and 002-26125.


811-1474

PROSPECTUS | NOVEMBER __, 2003

AIM STOCK FUNDS

INVESCO DYNAMICS FUND
INSTITUTIONAL CLASS

A NO-LOAD CLASS OF SHARES OF A MUTUAL FUND DESIGNED FOR INVESTORS SEEKING LONG-TERM CAPITAL GROWTH.

TABLE OF CONTENTS
Investment Goals, Strategies, And Risks.........89
Fund Performance................................90
Fees And Expenses...............................91
Investment Risks................................91
Principal Risks Associated With The Fund........92
Temporary Defensive Positions...................93
Fund Management.................................93
Portfolio Manager...............................93
Potential Rewards...............................93
Share Price.....................................94
How To Buy Shares...............................94
Your Account Services...........................96
How To Sell Shares..............................96
Taxes...........................................97
Dividends And Capital Gain Distributions........97
Financial Highlights............................99

The Securities and Exchange Commission has not approved or disapproved the shares of the Fund. Likewise, the Commission has not determined if this Prospectus is truthful or complete. Anyone who tells you otherwise is committing a federal crime.

INVESCO Funds Group, Inc. ("INVESCO") is the investment advisor for the Fund as of the date of this prospectus. At a meeting to be held on October 21, 2003, shareholders of the Fund will be asked to approve a new investment advisory agreement between A I M Advisors, Inc. ("AIM") and the Fund, under which AIM will serve as the investment advisor for the Fund, and a new sub-advisory agreement between AIM and INVESCO Institutional (N.A.), Inc. ("INVESCO Institutional"), under which INVESCO Institutional will serve as sub-advisor for the Fund. INVESCO Institutional is an affiliate of INVESCO, which currently serves as the investment advisor for the Fund. If approved by shareholders, the proposed investment advisory and sub-advisory agreements will become effective on November 5, 2003. If shareholders of the Fund do not approve both the proposed investment advisory and sub-advisory agreements, the current investment advisory agreement with INVESCO will continue in effect for the Fund. INVESCO and AIM are referred to herein, as appropriate, as the "Advisor."

This Prospectus contains important information about the Fund's Institutional Class shares, which are offered only to institutional investors and qualified retirement plans. The Fund also offers one or more additional classes of shares through a separate prospectus. Each of the Fund's classes has varying expenses, with resulting effects on their performance. You can choose the class of shares that is best for you, based on how much you plan to invest and other relevant factors discussed in "How To Buy Shares." To obtain additional information about other classes of shares, contact AIM Distributors, Inc. ("ADI") at 1-800-347-4246.

This Prospectus will tell you more about:

[KEY ICON]      INVESTMENT GOALS & STRATEGIES
[ARROWS ICON]   POTENTIAL INVESTMENT RISKS
[GRAPH ICON]    PAST PERFORMANCE
[ADVISOR ICON]  WORKING WITH THE ADVISOR
--------------------------------------------------------------------------------

[KEY ICON] [ARROWS ICON]  INVESTMENT GOALS, STRATEGIES, AND RISKS

FOR MORE DETAILS ABOUT THE FUND'S CURRENT INVESTMENTS AND MARKET OUTLOOK, PLEASE SEE THE MOST RECENT ANNUAL OR SEMIANNUAL REPORT.

The Fund seeks long-term capital growth. It is actively managed. The Fund invests primarily in equity securities and equity-related instruments that the Advisor believes will rise in price faster than other securities, as well as in options and other investments whose values are based upon the values of equity securities.

The Fund normally invests at least 65% of its net assets in common stocks of mid-sized companies. We define mid-sized companies as companies that are included in the Russell Midcap Growth Index at the time of purchase, or if not included in that Index, have market capitalizations of between $2.5 billion and $15 billion at the time of purchase. The scope of the Index varies with market performance of the companies in the Index. At October 31, 2002, the smallest company in the Index had a market capitalization of $182.9 million and the largest company had a market capitalization of $12.5 billion. The Fund also has the flexibility to invest in other types of securities, including preferred stocks, convertible securities, and bonds.

The core of the Fund's portfolio is invested in securities of established companies that are leaders in attractive growth markets with a history of strong returns. The remainder of the portfolio is invested in securities of companies that show accelerating growth, driven by product cycles, favorable industry or sector conditions, and other factors that the Advisor believes will lead to rapid sales or earnings growth.

The Fund is managed in the growth style. At the Advisor, growth investing starts with research from the "bottom up," and focuses on company fundamentals and growth prospects.

We seek securities for the Fund that meet the following standards:
o EXCEPTIONAL GROWTH: The markets and industries they represent are growing significantly faster than the economy as a whole.
o LEADERSHIP: They are leaders-- or emerging leaders-- in these markets, securing their positions through technology, marketing, distribution or some other innovative means.

o FINANCIAL VALIDATION: Their returns -- in the form of sales unit growth, rising operating margins, internal funding and other factors -- demonstrate exceptional growth and leadership.

Growth investing may be more volatile than other investment styles because growth stocks are more sensitive to investor perceptions of an issuing company's growth potential. Growth-oriented funds typically will underperform value-oriented funds when investor sentiment favors the value investing style.

The Fund's strategy relies on many short-term factors including current information about a company, investor interest, price movements of a company's securities, and general market and monetary conditions. Consequently, the Fund's investments may be bought and sold relatively frequently.

While the Fund generally invests in mid-sized companies, the Fund sometimes invests in the securities of smaller companies. The prices of these securities tend to move up and down more rapidly than the securities prices of larger, more established companies, and the price of Fund shares tends to fluctuate more than it would if the Fund invested in the securities of larger companies.

At any given time, the Fund may be subject to sector risk. Companies that have similar lines of business (for example, financial services, health or technology) are grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. The Fund is not limited with respect to sectors in which it can invest. If the portfolio manager allocates more of the Fund's portfolio holdings to a particular economic sector, the Fund's overall performance will be more susceptible to the economic, business or other developments which generally affect that sector. The Fund can still be diversified, even if it is heavily weighted in one or more sectors.

In addition to sector risk, the Fund is subject to other principal risks such as market, liquidity, counterparty, foreign securities, and lack of timely information risks. These risks are described and discussed later in the Prospectus under the headings "Investment Risks" and "Principal Risks Associated With The Fund." An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. As with any mutual fund, there is always a risk that you may lose money on your investment in the Fund.

[KEY ICON]  FUND PERFORMANCE

The bar chart below shows the Fund's Institutional Class shares' actual yearly performance (commonly known as its "total return") for the year ended December 31, 2002. The table below shows pre-tax and after-tax average annual total returns for various periods ended December 31, 2002 for the Fund's Institutional Class shares compared to the S&P MidCap 400 Index and the Russell Midcap Growth Index.

After-tax returns are provided on a pre-redemption and post-redemption basis. Pre-redemption returns assume you continue to hold your shares and pay taxes on Fund distributions (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon selling or exchanging shares. Post-redemption returns assume payment of taxes on fund distributions and also that you close your account and pay remaining federal taxes. After-tax returns are calculated using the highest individual federal income tax rates in effect at the time the distribution is paid. State and local taxes are not considered. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. For investors holding their shares in tax-deferred arrangements such as 401(k) plans or individual retirement accounts, the after-tax returns shown are not relevant.

The information in the bar chart and table illustrates the variability of the Fund's Institutional Class shares' total return and how its performance compared to a broad measure of market performance. Remember, past performance (before and after taxes) does not indicate how the Fund will perform in the future.

--------------------------------------------------------------------------------
                       DYNAMICS FUND--INSTITUTIONAL CLASS
                      ACTUAL ANNUAL TOTAL RETURN(1),(2),(3)
--------------------------------------------------------------------------------
               2002                     [ ____ %]
--------------------------------------------------------------------------------
               2001                     (32.65%)
--------------------------------------------------------------------------------
Best Calendar Qtr.    __/__   ____%
Worst Calendar Qtr.   __/__   ____%
--------------------------------------------------------------------------------

================================================================================
                                                     AVERAGE ANNUAL TOTAL RETURN
                                                           AS OF 12/31/02
--------------------------------------------------------------------------------
                                                                         SINCE
                                                             1 YEAR    INCEPTION
================================================================================
Dynamics Fund - Institutional Class(1),(2)
  Return Before Taxes                                          _____%  _____%(3)
  Return After Taxes on Distributions                          _____%  _____%(3)
  Return After Taxes on Distributions and Sale of Fund Shares  _____%  _____%(3)

S&P MidCap 400 Index(4)
  (reflects no deduction for fees, expenses, or taxes)         _____%  _____%(3)

Russell Midcap Growth Index(4)
  (reflects no deduction for fees, expenses, or taxes)         _____%  _____%(3)

(1) Total return figures include reinvested dividends and capital gain distributions and the effect of the Institutional Class expenses.
(2) Return before taxes for Institutional Class shares of the Fund year-to-date as of the calendar quarter ended September 30, 2003 was ________%).
(3) Since inception of Institutional Class shares on May 23, 2000. Index comparison begins on May 31, 2000.
(4) The S&P MidCap 400 Index is an unmanaged index indicative of domestic mid-capitalization stocks. The Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. Please keep in mind that the indexes do not pay brokerage, management, or administrative expenses, all of which are paid by the Fund and are reflected in its annual returns.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fund.

SHAREHOLDER FEES PAID DIRECTLY FROM YOUR ACCOUNT

You pay no fees to purchase Institutional Class shares of the Fund, to exchange to another INVESCO fund or AIM fund, or to sell your shares. Accordingly, no fees are paid directly from your shareholder account.

ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS

DYNAMICS FUND-INSTITUTIONAL CLASS
Management Fees                                             0.46%
Distribution and Service (12b-1) Fees                       None
Other Expenses(1),(2)                                       0.38%
                                                            -----
Total Annual Fund Operating Expenses(1),(2)                 0.84%
                                                            =====

(1) The Fund's actual Other Expenses and Total Annual Fund Operating Expenses were lower than the figures shown because its custodian fees were reduced under an expense offset arrangement.
(2) Effective June 1, 2002, the Advisor is entitled to reimbursement from the class, if applicable, for fees and expenses voluntarily absorbed pursuant to a voluntary expense limitation commitment between the Advisor and the Fund if such reimbursement does not cause the class to exceed the expense limitation and the reimbursement is made within three years after the Advisor incurred the expense. The voluntary expense limitation may be changed at any time following consultation with the board of trustees.

EXPENSE EXAMPLE

The Example is intended to help you compare the cost of investing in the Institutional Class shares of the Fund to the cost of investing in other mutual funds.

The Example assumes that you invested $10,000 in the Institutional Class shares of the Fund for the time periods indicated and redeemed all of your shares at the end of each period. The Example also assumes that your investment had a hypothetical 5% return each year and that the Fund's Institutional Class shares' operating expenses remain the same. Although the actual costs and performance of the Fund's Institutional Class shares may be higher or lower, based on these assumptions your costs would be:

     1 YEAR         3 YEARS         5 YEARS         10 YEARS
     $86            $268            $466            $1,037

[ARROWS ICON] INVESTMENT RISKS

BEFORE INVESTING IN THE FUND, YOU SHOULD DETERMINE THE LEVEL OF RISK WITH WHICH YOU ARE COMFORTABLE. TAKE INTO ACCOUNT FACTORS LIKE YOUR AGE, CAREER, INCOME LEVEL, AND TIME HORIZON.

You should determine the level of risk with which you are comfortable before you invest. The principal risks of investing in any mutual fund, including the Fund, are:

NOT INSURED. Mutual funds are not insured by the FDIC or any other agency, unlike bank deposits such as CDs or savings accounts.

NO GUARANTEE. No mutual fund can guarantee that it will meet its investment objectives.

POSSIBLE LOSS OF INVESTMENT. A mutual fund cannot guarantee its performance, nor assure you that the market value of your investment will increase. You may lose the money you invest, and the Fund will not reimburse you for any of these losses.

VOLATILITY. The price of your mutual fund shares will increase or decrease with changes in the value of the Fund's underlying investments and changes in the equity markets as a whole.

NOT A COMPLETE INVESTMENT PLAN. An investment in any mutual fund does not constitute a complete investment plan. The Fund is designed to be only a part of your personal investment plan.

[ARROWS ICON] PRINCIPAL RISKS ASSOCIATED WITH THE FUND

You should consider the special risk factors discussed below associated with the Fund's policies in determining the appropriateness of investing in the Fund. See the Statement of Additional Information for a discussion of additional risk factors.

MARKET RISK
Equity stock prices vary and may fall, thus reducing the value of the Fund's investments. Certain stocks selected for the Fund's portfolio may decline in value more than the overall stock market. In general, the securities of large businesses are less volatile than those of mid-size businesses or small businesses.

LIQUIDITY RISK
The Fund's portfolio is liquid if the Fund is able to sell the securities it owns at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Investments in smaller companies or in foreign companies or companies in emerging markets are subject to a variety of risks, including potential lack of liquidity.

COUNTERPARTY RISK
This is a risk associated primarily with repurchase agreements and some derivatives transactions. It is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the Fund.

FOREIGN SECURITIES RISKS
Investments in foreign and emerging markets carry special risks, including currency, political, regulatory and diplomatic risks. The Fund may invest up to 25% of its assets in securities of non-U.S. issuers. Securities of Canadian issuers and American Depository Receipts are not subject to this 25% limitation.

     CURRENCY RISK. A change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of the Fund's investment in a security valued in the foreign currency, or based on that currency value.

     POLITICAL RISK. Political actions, events or instability may result in unfavorable changes in the value of a security.

     REGULATORY RISK. Government regulations may affect the value of a security. In foreign countries, securities markets that are less regulated than those in the U.S. may permit trading practices that are not allowed in the U.S.

     DIPLOMATIC RISK. A change in diplomatic relations between the U.S. and a foreign country could affect the value or liquidity of investments.

LACK OF TIMELY INFORMATION RISK
Timely information about a security or its issuer may be unavailable, incomplete or inaccurate. This risk is more common to securities issued by foreign companies and companies in emerging markets than it is to the securities of U.S.-based companies.
--------------------------------------------------------------------------------
Although the Fund generally invests in publicly traded equity securities of growing companies, the Fund also may invest in other types of securities and other financial instruments indicated in the chart below. Although these investments typically are not part of the Fund's principal investment strategy, they may constitute a significant portion of the Fund's portfolio, thereby possibly exposing the Fund and its investors to the following additional risks.

--------------------------------------------------------------------------------
INVESTMENT                         RISKS
--------------------------------------------------------------------------------
AMERICAN DEPOSITORY RECEIPTS       Market, Information, Political, Regulatory,
(ADRs)                             Diplomatic, Liquidity and Currency Risks
These are securities issued
by U.S. banks that represent
shares of foreign
corporations held by those
banks. Although traded in
U.S. securities markets and
valued in U.S. dollars, ADRs
carry most of the risks of
investing directly in
foreign securities.
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS              Counterparty Risk
A contract under which the
seller of a security agrees
to buy it back at an
agreed-upon price and time
in the future.
--------------------------------------------------------------------------------

[ARROWS ICON]  TEMPORARY DEFENSIVE POSITIONS

When securities markets or economic conditions are unfavorable or unsettled, we might try to protect the assets of the Fund by investing in securities that are highly liquid, such as high-quality money market instruments like short-term U.S. government obligations, commercial paper or repurchase agreements, even though that is not the normal investment strategy of the Fund. We have the right to invest up to 100% of the Fund's assets in these securities, although we are unlikely to do so. Even though the securities purchased for defensive purposes often are considered the equivalent of cash, they also have their own risks. Investments that are highly liquid or comparatively safe tend to offer lower returns. Therefore, the Fund's performance could be comparatively lower if it concentrates in defensive holdings.

[ADVISOR ICON]  FUND MANAGEMENT

AIM, INVESCO, INVESCO INSTITUTIONAL AND ADI ARE SUBSIDIARIES OF AMVESCAP PLC, AN INTERNATIONAL INVESTMENT MANAGEMENT COMPANY THAT MANAGES MORE THAN 323.6 BILLION IN ASSETS WORLDWIDE. AMVESCAP IS BASED IN LONDON, WITH MONEY MANAGERS LOCATED IN EUROPE, NORTH AND SOUTH AMERICA AND THE FAR EAST.

INVESTMENT ADVISOR
INVESCO, located at 4350 South Monaco Street, Denver, Colorado, is the investment advisor of the Fund. INVESCO was founded in 1932 and manages over $19.2 billion for 2,756,061 shareholder accounts of 48 INVESCO mutual funds as of June 30, 2003. INVESCO performs a wide variety of other services for the Fund, including administrative, accounting and legal and compliance services.

Subject to shareholder approval at a special meeting of shareholders to be held on October 21, 2003, the Board of Trustees of the Trust have approved for the Fund, a new investment advisory agreement between AIM and the Fund under which AIM will serve as the investment advisor for the Fund, and a new sub-advisory agreement between AIM and INVESCO Institutional under which INVESCO Institutional will serve as sub-advisor for the Fund. INVESCO Institutional is an affiliate of INVESCO. If approved by the Fund's shareholders, the new advisory agreement with AIM, and the new sub-advisory agreement with INVESCO Institutional, will become effective on November 5, 2003. AIM is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. AIM has acted as an investment advisor since its organization in 1976. Today, AIM, together with its subsidiaries, advises or manages over 190 investment portfolios, encompassing a broad range of investment objectives. INVESCO Institutional is located at INVESCO Realty Advisors division, One Lincoln Center, 5400 LBJ Freeway/LB2, Suite 700, Dallas TX 75240. As sub-advisor, INVESCO Institutional would be responsible for the Fund's day-to-day management, including the Fund's investment decisions and the execution of securities transactions with respect to the Funds.

ADI is the Fund's distributor and is responsible for the sale of the Fund's shares.

INVESCO, AIM, INVESCO Institutional and ADI are subsidiaries of AMVESCAP PLC. The following table shows the fee the Fund paid to INVESCO for its advisory services in the fiscal year ended July 31, 2003.

================================================================================
                                 ADVISORY FEE AS A PERCENTAGE OF AVERAGE ANNUAL
                                           ASSETS UNDER MANAGEMENT
FUND
--------------------------------------------------------------------------------
Dynamics Fund                                     0.46%

[ADVISOR ICON]  PORTFOLIO MANAGER

The following individuals are primarily responsible for the day-to-day management of the Fund's portfolio holdings:

MICHELLE FENTON is a Portfolio Manager of INVESCO Dynamics Fund and INVESCO Mid-Cap Growth Fund. Michele is also a Portfolio Manager for the INVESCO Technology Fund. She is a CFA charterholder. Michelle has more than eight years of investment industry experience. Before joining the investment division of INVESCO in 1998., Michelle worked at Berger Funds as an equity analyst. Prior to that, she was a research analyst at Smith Barney. Michelle received her bachelor's degree in finance from Montana State University.

TIMOTHY J. MILLER, Chief Investment Officer and a director and senior vice president of INVESCO, is the portfolio manager of the Fund. Before joining INVESCO in 1992, Tim was a portfolio manager with Mississippi Valley Advisors. He is a CFA charterholder. Tim holds an M.B.A. from the University of Missouri-St. Louis and a B.S.B.A. from St. Louis University.

[ADVISOR ICON]  POTENTIAL REWARDS

NO SINGLE FUND SHOULD REPRESENT YOUR COMPLETE INVESTMENT PROGRAM NOR SHOULD YOU ATTEMPT TO USE THE FUND FOR SHORT-TERM TRADING PURPOSES.

The Fund offers shareholders the potential to increase the value of their capital over time. Like most mutual funds, the Fund seeks to provide higher returns than the market or its competitors, but cannot guarantee that performance. The Fund seeks to minimize risk by investing in many different companies in a variety of industries.

SUITABILITY FOR INVESTORS
Only you can determine if an investment in the Fund is right for you based upon your own economic situation, the risk level with which you are comfortable and other factors. In general, the Fund is most suitable for investors who:
o  are willing to grow their capital over the long-term (at least five years).
o understand that shares of the Fund can, and likely will, have daily price fluctuations.
o are investing through tax-deferred retirement accounts, such as Traditional and Roth Individual Retirement Accounts ("IRAs"), as well as employer-sponsored qualified retirement plans, including 401(k)s and 403(b)s, all of which have longer investment horizons.

You probably do not want to invest in the Fund if you are:
o  primarily seeking current dividend income.
o  unwilling to accept potential daily changes in the price of Fund shares.
o  speculating on short-term fluctuations in the stock markets.

[ADVISOR ICON] SHARE PRICE

CURRENT MARKET VALUE OF FUND ASSETS
+ ACCRUED INTEREST AND DIVIDENDS
- FUND DEBTS,
INCLUDING ACCRUED EXPENSES
--------------------------
/ NUMBER OF SHARES
= YOUR SHARE PRICE (NAV)

The value of your Fund shares is likely to change daily. This value is known as the Net Asset Value per share, or NAV. The Advisor determines the market value of each investment in the Fund's portfolio each day that the New York Stock Exchange ("NYSE") is open, at the close of the regular trading day on that exchange (normally 4:00 p.m. Eastern time). Securities traded primarily on the Nasdaq Stock Market ("Nasdaq") are normally valued by the Fund at the Nasdaq Official Closing Price provided by Nasdaq each business day. Shares of the Fund are not priced on days when the NYSE is closed, which generally is on weekends, most national holidays in the U.S., and Good Friday.

NAV is calculated by adding together the current market price of all of the Fund's investments and other assets, including accrued interest and dividends; subtracting the Fund's debts, including accrued expenses; and dividing that dollar amount by the total number of the Fund's outstanding shares. Because the Institutional Class's expense vary from other classes of the Fund, NAV is calculated separately.

All purchases, sales, and exchanges of Fund shares are made by the Advisor at the NAV next calculated after the Advisor receives proper instructions from you. Instructions must be received by the Advisor no later than the close of the NYSE to effect transactions at that day's NAV. If the Advisor receives instructions from you after that time, the instructions will be processed at the NAV calculated after receipt of these instructions. Financial institutions that process customer transactions through the National Securities Clearing Corporation's Fund/SERV and Networking facilities must obtain their customers' permission for each transaction, and each financial institution retains responsibility to its customers for any errors or irregularities related to these transactions.

Foreign securities exchanges, which set the prices for foreign securities held by the Fund, are not always open the same days as the NYSE, and may be open for business on days the NYSE is not. For example, Thanksgiving Day is a holiday observed by the NYSE and not by overseas exchanges. In this situation, the Fund would not calculate NAV on Thanksgiving Day (and the Advisor would not buy, sell, or exchange shares for you on that day), even though activity on foreign exchanges could result in changes in the value of investments held by the Fund on that day.

[ADVISOR ICON]  HOW TO BUY SHARES

TO BUY SHARES AT THAT DAY'S CLOSING PRICE, YOU MUST CONTACT US BEFORE THE CLOSE OF THE NYSE, NORMALLY, 4:00 P.M. EASTERN TIME.

The Fund offers multiple classes of shares. The chart in this section shows several convenient ways to invest in the Institutional Class shares of the Fund if you invest directly through ADI.

There is no charge to invest, exchange, or redeem shares when you make transactions directly through ADI. However, if you invest in the Fund through a securities broker or any other third party, you may be charged a commission or transaction fee for purchases of Fund shares. For all new accounts, please send a completed application form, and specify the fund or funds and the class or classes of shares you wish to purchase.

A share of each class represents an identical interest in the Fund and has the same rights, except that each class bears its own shareholder servicing charges and other expenses. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the service fee, if applicable, and the other expenses payable by that class.

AIM Investment Services, Inc. ("AIS"), the Fund's transfer agent, reserves the right to increase, reduce, or waive the Fund's minimum investment requirements in its sole discretion if it determines this action is in the best interest of the Fund's shareholders. AIS will aggregate all of an institutional investor's accounts and sub-accounts for the purpose of meeting the Institutional Class' minimum investment requirements. AIS reserves the right in its sole discretion to reject any order to buy the Fund's Institutional Class of shares, including purchases by exchange.

Please remember that if you pay by check, Automated Clearing House ("ACH"), or wire and your funds do not clear, you will be responsible for any related loss to the Fund or AIS. If you are already an INVESCO funds shareholder, the Fund may seek reimbursement for any loss from your existing account(s).

INSTITUTIONAL INVESTORS
   Minimum Initial Investment                       $10,000,000
   Minimum Balance                                  $5,000,000
   Minimum Subsequent Investment                    $1,000,000

RETIREMENT PLANS OR EMPLOYEE BENEFIT PLANS
   Minimum Total Plan Assets                        $100,000,000
   Minimum Initial Investment                       $10,000,000
   Minimum Balance                                  $5,000,000
   Minimum Subsequent Investment                    $1,000,000

The following chart shows several ways to invest in the Fund if you invest directly through AIS.

METHOD                         INVESTMENT MINIMUM         PLEASE REMEMBER
--------------------------------------------------------------------------------
BY CHECK                       Please refer to the        These shares are
Mail to:                       investment minimums        offered only to
AIM Investment Services,       shown above.               institutional
Inc.                                                      investors and
[ADDRESS]                                                 qualified retirement
You may send your check by                                plans. These shares
overnight courier to:                                     are not available to
[ADDRESS].                                                retail investors. AIS
                                                          does not accept cash,
                                                          credit cards,
                                                          travelers' cheques,
                                                          credit card checks,
                                                          instant loan checks,
                                                          money orders or third
                                                          party checks unless
                                                          they are from another
                                                          financial institution
                                                          related to a
                                                          retirement plan
                                                          transfer.
--------------------------------------------------------------------------------
BY WIRE                        Please refer to the        These shares are
You may send your payment by   investment minimums        offered only to
bank wire (call                shown above.               institutional
1-800-959-4246 for                                        investors and
instructions).                                            qualified retirement
                                                          plans. These shares
                                                          are not available to
                                                          retail investors.


--------------------------------------------------------------------------------
BY TELEPHONE WITH ACH          Please refer to the        These shares are
Call 1-800-959-4246 to         investment minimums        offered only to
request your purchase. Upon    shown above.               institutional
your telephone instructions,                              investors and
AIS will move money from                                  qualified retirement
your designated bank/credit                               plans. These shares
union checking or savings                                 are not available to
account in order to purchase                              retail investors. You
shares.                                                   must forward your bank
                                                          account information to
                                                          AIS prior to using
                                                          this option.
--------------------------------------------------------------------------------
BY EXCHANGE                    Please refer to the        These shares are
Between the same class of      investment minimums        offered only to
any two INVESCO funds. Call    shown above.               institutional
1-800-___-____ for                                        investors and
prospectuses of other                                     qualified retirement
INVESCO and AIM funds.                                    plans. These shares
Exchanges may be made in                                  are not available to
writing or by telephone. You                              retail investors. See
may also establish an                                     "Exchange Policy."
automatic monthly exchange
service between two INVESCO
funds or certain classes of
AIM funds; call us for
further details and the
correct form.

     EXCHANGE POLICY. You may exchange your shares in the Fund for shares of the same class in another INVESCO fund or into certain classes of another AIM fund, as described in the table below, on the basis of their respective NAVs at the time of the exchange.

--------------------------------------------------------------------------------
       SHAREHOLDERS INVESTED                 WILL BE OFFERED THE ABILITY
     IN THE FOLLOWING CLASSES               TO EXCHANGE INTO THE FOLLOWING
       OF THE INVESCO FUNDS:                   CLASSES OF THE AIM FUNDS:
--------------------------------------------------------------------------------
o  Investor Class Shares                o  Class A Shares of Category I and II
                                           AIM Funds and AIM Tax-Exempt Cash
                                           Fund

o  Class A Shares(1)                    o  Class A3 Shares of all AIM Funds

                                        o  AIM Cash Reserve Shares of AIM Money
                                           Market Fund
--------------------------------------------------------------------------------

----------------
(1) Class A Shares that are subject to a CDSC will not be exchangeable for shares of AIM Tax-Exempt Cash Fund or AIM Money Market Fund.

--------------------------------------------------------------------------------
o  Class B Shares                       o  Class B Shares of all AIM Funds, with
                                           the exception of AIM Floating Rate
                                           Fund
--------------------------------------------------------------------------------
o  Class C Shares                       o  Class C Shares of all AIM Funds, with
                                           the exception of AIM Floating Rate
                                           Fund
--------------------------------------------------------------------------------
o  Institutional Class Shares           o  Institutional Class Shares of all AIM
                                           Retail Funds
--------------------------------------------------------------------------------
o  Class K Shares                        o  There is currently no like class of
                                            shares offered by the AIM Funds
--------------------------------------------------------------------------------
o  Class R Shares                        o  Class R Shares of [all AIM Funds]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         SHAREHOLDERS INVESTED                 WILL BE OFFERED THE ABILITY
       IN THE FOLLOWING CLASSES               TO EXCHANGE INTO THE FOLLOWING
          OF THE AIM FUNDS:                    CLASSES OF THE INVESCO FUNDS:
--------------------------------------------------------------------------------
o  Class A Shares of all AIM Funds,     o  Class A Shares of all INVESCO
   with the exception of Class A           Funds(2)
   Shares of Category III Funds
   purchased at net asset value

o  Class A3 Shares of the AIM Funds

o  AIM Cash Reserve Shares of AIM
   Money Market Fund
--------------------------------------------------------------------------------
o  Class B Shares of all AIM Funds      o  Class B Shares of all INVESCO Funds
--------------------------------------------------------------------------------
o  Class C Shares of all AIM Funds      o  Class C Shares of all INVESCO Funds
--------------------------------------------------------------------------------
o  Institutional Class Shares of all    o  Institutional Class Shares of All
   AIM Retail Funds                        INVESCO Funds
--------------------------------------------------------------------------------
o  Class R Shares                       o  Class R Shares of [INVESCO
                                           International Core Equity Fund]
--------------------------------------------------------------------------------

FUND EXCHANGES CAN BE A CONVENIENT WAY FOR YOU TO DIVERSIFY YOUR INVESTMENTS, OR TO REALLOCATE YOUR INVESTMENTS WHEN YOUR OBJECTIVES CHANGE.

Before making any exchange, be sure to review the prospectuses of the funds involved and consider the differences between the funds. Also, be certain that you qualify to purchase certain classes of shares in the new fund. An exchange is the sale of shares from one fund immediately followed by the purchase of shares in another. Therefore, any gain or loss realized on the exchange is recognizable for federal income tax purposes (unless, of course, you or your account qualifies as tax-deferred under the Internal Revenue Code). If the shares of the fund you are selling have gone up in value since you bought them, the sale portion of an exchange may result in taxable income to you.

We have the following policies governing exchanges:
o Both fund accounts involved in the exchange must be registered in exactly the same name(s) and Social Security or federal tax I.D. number(s).

-----------------
(2) The shareholder would be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which he or she was exchanging. Neither AIM Cash Reserve Shares of AIM Money Market Fund nor Class A Shares of AIM Tax-Exempt Cash Fund will be exchangeable for Class A Shares of an INVESCO Fund that are subject to a CDSC.

o Effective on or about November 10, 2003, you are limited to a maximum of 10 exchanges per calendar year per shareholder account for all funds held by you under that account. Because excessive short-term trading or market-timing activity can hurt fund performance, if you exceed that limit, or if a fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one fund and into (purchase) another fund.

o The Fund reserves the right to reject any exchange request, or to modify or terminate the exchange policy, if it is in the best interests of the Fund. Notice of all such modifications or terminations that affect all shareholders of the Fund will be given at least sixty days prior to the effective date of the change, except in unusual instances, including a suspension of redemption of the exchanged security under Section 22(e) of the Investment Company Act of 1940.

In addition, the ability to exchange may be temporarily suspended at any time that sales of the fund into which you wish to exchange are temporarily stopped.

CHOOSING A SHARE CLASS. In deciding which class of shares to purchase, you should consider, among other things, (i) the length of time you expect to hold your shares, (ii) the provisions of the distribution plan applicable to the class, if any, (iii) the eligibility requirements that apply to purchases of a particular class, and (iv) any services you may receive in making your investment determination. Institutional Class shares are intended for use by institutions such as employee benefit plans, retirement plan sponsors and banks acting for themselves or in a fiduciary or similar capacity. Institutional Class shares of the Fund are available for the collective and common trust funds of banks, banks investing for their own accounts and banks investing for the accounts of public entities (e.g., Taft-Hartley funds, states, cities or government agencies) that do not pay commissions or distribution fees.

[ADVISOR ICON]  YOUR ACCOUNT SERVICES

[ADI] PROVIDES YOU WITH SERVICES DESIGNED TO MAKE IT SIMPLE FOR YOU TO BUY, SELL, OR EXCHANGE YOUR SHARES OF ANY INVESCO MUTUAL FUND.

SHAREHOLDER ACCOUNTS. Unless your account is held at a brokerage firm, AIS maintains your share account, which contains your current Fund holdings. The Fund does not issue share certificates.

QUARTERLY INVESTMENT SUMMARIES. Each calendar quarter, you will receive a written statement which consolidates and summarizes account activity and value at the beginning and end of the period for each of your INVESCO funds.

TRANSACTION CONFIRMATIONS. You will receive detailed confirmations of individual purchases, exchanges, and sales. If you choose certain recurring transaction plans, your transactions are confirmed on your quarterly Investment Summaries.

TELEPHONE TRANSACTIONS. You may buy, exchange, and sell Fund shares by telephone, unless you specifically decline these privileges when you fill out the new account Application.

YOU CAN CONDUCT MOST TRANSACTIONS AND CHECK ON YOUR ACCOUNT THROUGH OUR TOLL-FREE TELEPHONE NUMBER. YOU MAY ALSO ACCESS PERSONAL ACCOUNT INFORMATION AT AIM'S WEBSITE, AIMINVESTMENTS.COM.

Unless you decline the telephone transaction privileges, when you fill out and sign the new account Application, a Telephone Transaction Authorization Form, or use your telephone transaction privileges, you lose certain rights if someone gives fraudulent or unauthorized instructions to AIS that result in a loss to you. In general, if AIS has followed reasonable procedures, such as recording telephone instructions and sending written transaction confirmations, AIS is not liable for following telephone instructions that it believes to be genuine. Therefore, you have the risk of loss due to unauthorized or fraudulent instructions.

IRAS AND OTHER RETIREMENT PLANS. Shares of any INVESCO or AIM mutual fund may be purchased for IRAs and many other types of tax-deferred retirement plans. Please call AIS for information and forms to establish or transfer your existing retirement plan or account.

[ADVISOR ICON]  HOW TO SELL SHARES

The chart in this section shows several convenient ways to sell your Fund shares if you invest directly through ADI. If you invest in the Fund through a securities broker or any other third party, you may be charged a commission or transaction fee for sale of Fund shares. Shares of the Fund may be sold at any time at the next NAV calculated after your request to sell is received by AIS in proper form. Depending on Fund performance, the NAV at the time you sell your shares may be more or less than the price you paid to purchase your shares.

TO SELL SHARES AT THAT DAY'S CLOSING PRICE, YOU MUST CONTACT US BEFORE 4:00 P.M. EASTERN TIME.

If you own shares in more than one INVESCO fund, please specify the fund whose shares you wish to sell and specify the class of shares. Remember that any sale or exchange of shares in a non-retirement account will likely result in a taxable gain or loss.

While AIS attempts to process telephone redemptions promptly, there may be times--particularly in periods of severe economic or market disruption-- when you may experience delays in redeeming shares by telephone.

AIS usually forwards the proceeds from the sale of fund shares within seven days after we receive your request to sell in proper form. However, payment may be postponed under unusual circumstances--for instance, if normal trading is not taking place on the NYSE, or during an emergency as defined by the Securities and Exchange Commission. If your INVESCO fund shares were purchased by a check which has not yet cleared, payment will be made promptly when your purchase check does clear; that can take up to twelve business days.

The following chart shows several ways to sell your Fund shares if you invest directly through ADI.

METHOD                         REDEMPTION MINIMUM         PLEASE REMEMBER
--------------------------------------------------------------------------------
BY TELEPHONE                   $250 (or, if less, full    AIS's telephone
Call us toll-free at:          liquidation of the         redemption privileges
1-800-959-4246                 account) for a             may be modified or
                               redemption check.          terminated in the
                                                          future at AIS's
                                                          discretion. The
                                                          maximum amount which
                                                          may be redeemed by
                                                          telephone is generally
                                                          $25,000.
--------------------------------------------------------------------------------
IN WRITING                     Any amount.                The redemption request
Mail your request to:                                     must be signed by all
AIM Investment Services, Inc.                             registered account
[ADDRESS].                                                owners. Payment will
You may also send                                         be mailed to your
your request by overnight                                 address as it appears
courier to:                                               on AIS's records, or
[ADDRESS].                                                to a bank designated
                                                          by you in writing.
--------------------------------------------------------------------------------
PAYMENT TO THIRD PARTY         Any amount.                All registered account
AIM Investment Services, Inc.                             owners must sign the
[ADDRESS].                                                request, with
                                                          signature guarantees
                                                          from an eligible
                                                          guarantor financial
                                                          institution, such as a
                                                          commercial bank or a
                                                          recognized national or
                                                          regional securities
                                                          firm.

[GRAPH ICON]  TAXES

Everyone's tax status is unique. We manage the Fund in an effort to provide maximum total return to all shareholders of the Fund. The Advisor generally focuses on pre-tax results and ordinarily does not manage the Fund to minimize taxes. We may, nevertheless, take advantage of opportunities to mitigate taxes through management of capital gains and losses. We encourage you to consult your own tax adviser on the tax impact to you of investing directly or indirectly in the Fund.

TO AVOID BACKUP WITHHOLDING, BE SURE WE HAVE YOUR CORRECT SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER.

The Fund customarily distributes to its shareholders substantially all of its net investment income, net capital gains and net gains from foreign currency transactions, if any. You receive a proportionate part of these distributions, depending on the percentage of the Fund's shares that you own. These distributions are required under federal tax laws governing mutual funds. It is the policy of the Fund to distribute all investment company taxable income and net capital gains. As a result of this policy and the Fund's qualification as a regulated investment company, it is anticipated that the Fund will not pay any federal income or excise taxes. Instead, the Fund will be accorded conduit or "pass through" treatment for federal income tax purposes.

However, unless you are (or your account is) exempt from income taxes, you must include all dividends and capital gain distributions paid to you by the Fund in your taxable income for federal, state, and local income tax purposes. You also may realize capital gains or losses when you sell shares of the Fund at more or less than the price you originally paid. An exchange is treated as a sale, and is a taxable event. Dividends and other distributions usually are taxable whether you receive them in cash or automatically reinvest them in shares of the Fund or other INVESCO funds.

If you have not provided AIS with complete, correct tax information, the Fund is required by law to withhold from your distributions, and any money that you receive from the sale of shares of the Fund, a backup withholding tax at the rate in effect on the date of the transaction.

Unless your account is held at a brokerage firm, we will provide you with detailed information every year about your dividends and capital gain distributions. Depending on the activity in your individual account, we may also be able to assist with cost basis figures for shares you sell.

[GRAPH ICON]  DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

NET INVESTMENT INCOME AND NET REALIZED CAPITAL GAINS ARE DISTRIBUTED TO SHAREHOLDERS AT LEAST ANNUALLY. DISTRIBUTIONS ARE TAXABLE WHETHER REINVESTED IN ADDITIONAL SHARES OR PAID TO YOU IN CASH (EXCEPT FOR TAX-EXEMPT OR TAX-DEFERRED ACCOUNTS).

The Fund earns ordinary or investment income from dividends and interest on its investments. The Fund expects to distribute substantially all of this investment income, less Fund expenses, to shareholders annually or at such other times as the Fund may elect.

The Fund also realizes capital gains or losses when it sells securities in its portfolio for more or less than it had paid for them. If total gains on sales exceed total losses (including losses carried forward from previous years), the Fund has a net realized capital gain. Net realized capital gains, if any, are distributed to shareholders at least annually, usually in November or December. Dividends and capital gain distributions are paid to you if you hold shares on the record date of the distribution regardless of how long you have held your shares.

Under present federal income tax laws, capital gains may be taxable at different rates, depending on how long the Fund has held the underlying investment. Short-term capital gains which are derived from the sale of assets held one year or less are taxed as ordinary income. Long-term capital gains which are derived from the sale of assets held for more than one year are taxed at up to the maximum capital gains rate, currently 20% for individuals.

The Fund's daily NAV reflects all ordinary income and realized capital gains that have not yet been distributed to shareholders. As such, the Fund's NAV will drop by the amount of a distribution, net of market fluctuations, on the day the distribution is declared. If you buy shares of the Fund just before a distribution is declared, you may wind up "buying a distribution." This means that if the Fund declares a dividend or capital gain distribution shortly after you buy, you will receive some of your investment back as a taxable distribution. Although purchasing your shares at the resulting higher NAV may mean a smaller capital gain or greater loss upon sale of the shares, most shareholders want to avoid the purchase of shares immediately before the distribution record date. However, keep in mind that your basis in the Fund will be increased to the extent such distributions are reinvested in the Fund. If you sell your shares of the Fund at a loss for tax purposes and then replace those shares with a substantially identical investment either thirty days before or after that sale, the transaction is usually considered a "wash sale" and you will not be able to claim a tax loss.

Dividends and capital gain distributions paid by the Fund are automatically reinvested in additional Fund shares at the NAV on the ex-distribution date, unless you choose to have them automatically reinvested in another INVESCO or AIM fund or paid to you by check or electronic funds transfer. Dividends and other distributions, whether received in cash or reinvested in additional Fund shares, are generally subject to federal income tax.

FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the financial performance of Institutional Class shares of the Fund for the period of the Fund's Institutional Class operations. Certain information reflects financial results for a single Institutional Class share of the Fund. The total returns in the table represent the annual percentages that an investor would have earned (or lost) on an investment in the Institutional Class shares of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the financial statements, is included in INVESCO Stock Funds, Inc.'s 2003 Annual Report to Shareholders, which is incorporated by reference into the Statement of Additional Information. Prior to November __, 2003, AIM Stock Funds was named AIM Stock Funds, Inc. (formerly, INVESCO Stock Funds, Inc.). This Report is available without charge by contacting ADI at the address or telephone number on the back cover of this Prospectus.

                                                                                                                       PERIOD ENDED
                                                                                    YEAR ENDED JULY 31                   JULY 31
------------------------------------------------------------------------------------------------------------------------------------
DYNAMICS FUND-                                                          2003              2002             2001            2000(a)
   INSTITUTIONAL CLASS
PER SHARE DATA
Net Asset Value -- Beginning of Period                                              $    17.28       $    27.87       $    24.29
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                                                     (0.08)           (0.07)           (0.02)
Net Gains or (Losses) on Securities (Both Realized and Unrealized)                      (6.30)          (10.44)            3.60
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                                        (6.38)          (10.51)            3.58
------------------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS                                                         0.02             0.08             0.00
====================================================================================================================================
Net Asset Value-- End of Period                                                    $    10.88       $    17.28       $    27.87
====================================================================================================================================

TOTAL RETURN                                                                           (36.95%)         (37.78%)          14.74%(c)

RATIOS

Net Assets -- End of Period ($000 Omitted)                                          $   25,133       $   11,622          $   22,989
Ratio of Expenses to Average Net Assets(d)                                               0.84%            0.77%            0.77%(e)
Ratio of Net Investment Loss to Average Net Assets                                      (0.53%)          (0.26%)          (0.22%)(e)
Portfolio Turnover Rate                                                                    81%              55%              75%(f)

(a) From May 23, 2000, since inception of Institutional Class, to July 31, 2000.
(b) The per share information was computed based on average shares for the years ended July 31, 2002 and 2001 and the period ended
    July 31, 2000.
(c) Based on operations for the period shown and, accordingly, is not representative of a full year.
(d) Ratio is based on Total Expenses of the class, which is before any expense offset arrangements (which may include custodian fees).
(e) Annualized
(f) Portfolio Turnover is calculated at the Fund level. Represents the year ended July 31, 2000.

NOVEMBER __, 2003

AIM STOCK FUNDS
INVESCO DYNAMICS FUND--INSTITUTIONAL CLASS

You may obtain additional information about the Fund from several sources.

FINANCIAL REPORTS. Although this Prospectus describes the Fund's anticipated investments and operations, the Fund also prepares annual and semiannual reports that detail the Fund's actual investments at the report date. These reports include discussion of the Fund's recent performance, as well as the effect of market and general economic trends and the Fund's investment strategy on the Fund's performance. The annual report also includes the report of the Fund's independent accountants.

STATEMENT OF ADDITIONAL INFORMATION. The SAI dated November __, 2003 is a supplement to this Prospectus and has detailed information about the Fund and its investment policies and practices. A current SAI for the Fund is on file with the Securities and Exchange Commission and is incorporated into this Prospectus by reference; in other words, the SAI is legally a part of this Prospectus, and you are considered to be aware of the contents of the SAI.

INTERNET. The Prospectus, SAI, annual report and semiannual report of the Fund are available on the SEC Web site at www.sec.gov.

To obtain a free copy of the current Prospectus, SAI, annual report or semiannual report, write to A I M Investment Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739; or call 1-800-347-4246. Copies of these materials are also available (with a copying charge) from the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 1-202-942-8090 or by electronic request at the following E-mail address: pubicinfo@sec.gov. The SEC file numbers for the Fund are 811-1474 and 002-26125.


811-1474

PROSPECTUS | NOVEMBER __, 2003
AIM STOCK FUNDS

INVESCO S&P 500 INDEX FUND
INSTITUTIONAL CLASS

A NO-LOAD CLASS OF SHARES OF A MUTUAL FUND DESIGNED FOR INVESTORS SEEKING LONG-TERM CAPITAL GROWTH.


TABLE OF CONTENTS
Investment Goals, Strategies, And Risks..........102
Fund Performance.................................102
Fees And Expenses................................103
Investment Risks.................................104
Principal Risks Associated With The Fund.........104
Temporary Defensive Positions....................105
Fund Management..................................105
Portfolio Managers...............................105
Potential Rewards................................106
Share Price......................................106
How To Buy Shares................................106
Your Account Services............................108
How To Sell Shares...............................109
Taxes............................................110
Dividends And Capital Gain Distributions.........110
Financial Highlights.............................111


The Securities and Exchange Commission has not approved or disapproved the shares of the Fund. Likewise, the Commission has not determined if this Prospectus is truthful or complete. Anyone who tells you otherwise is committing a federal crime.

INVESCO Funds Group, Inc. ("INVESCO") is the investment advisor for the Fund as of the date of this prospectus. At a meeting to be held on October 21, 2003, shareholders of the Fund will be asked to approve a new investment advisory agreement between A I M Advisors, Inc. ("AIM") and the Fund, under which AIM will serve as the investment advisor for the Fund, and a new sub-advisory agreement between AIM and INVESCO Institutional (N.A.), Inc. ("INVESCO Institutional"), under which INVESCO Institutional will serve as sub-advisor for the Fund. INVESCO Institutional is an affiliate of INVESCO which currently serves as the investment advisor for the Fund. If approved by shareholders, the proposed investment advisory and sub-advisory agreements will become effective on November 5, 2003. If shareholders of the Fund do not approve both the proposed investment advisory and sub-advisory agreements, the current investment advisory agreement with INVESCO will continue in effect for the Fund. INVESCO and AIM are referred to herein, as appropriate, as the "Advisor."

This Prospectus contains important information about the Fund's Institutional Class shares, which are offered only to institutional investors and qualified retirement plans. The Fund also offers one or more additional classes of shares through separate prospectuses. Each of the Fund's classes has varying expenses, with resulting effects on performance. You can choose the class of shares that is best for you, based on how much you plan to invest and other relevant factors discussed in "How To Buy Shares." To obtain additional information about other classes of shares, contact AIM Distributors, Inc. ("ADI") at 1-800-347-4246.

THIS PROSPECTUS WILL TELL YOU MORE ABOUT:

[KEY ICON]      INVESTMENT GOALS & STRATEGIES
[ARROWS ICON]   POTENTIAL INVESTMENT RISKS
[GRAPH ICON]    PAST PERFORMANCE
[ADVISOR ICON]  WORKING WITH THE ADVISOR
--------------------------------------------------------------------------------
[KEY ICON][ARROWS ICON]  INVESTMENT GOALS, STRATEGIES, AND RISKS

FOR MORE DETAILS ABOUT THE FUND'S CURRENT INVESTMENTS AND MARKET OUTLOOK, PLEASE SEE THE MOST RECENT ANNUAL OR SEMIANNUAL REPORT.

The Fund seeks price performance and income comparable to the Standard & Poor's 500 Composite Stock Price Index ("S&P 500" or "Index"). The Fund invests in the stocks that make up the Index in the same proportions.

The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Index to track general stock market performance. S&P's only relationship to the Advisor is the licensing of certain trademarks and trade names of S&P and the Index, which is determined, composed, and calculated by S&P without regard to the Advisor or the Fund.

The Fund is not actively managed; instead, the Fund seeks to track the performance of the S&P 500. Therefore, when the S&P 500 drops, the value of shares of the Fund drops accordingly. The Fund makes no effort to hedge against price movements in the S&P 500. Because the Fund will incur operating expenses and transaction costs, the Fund's performance will not track the performance of the S&P 500 exactly.

The Fund is subject to other principal risks such as market, liquidity and counterparty risks. These risks are described and discussed later in the Prospectus under the headings "Investment Risks" and "Principal Risks Associated With The Fund." An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. As with any mutual fund, there is always a risk that you may lose money on your investment in the Fund.

[GRAPH ICON] FUND PERFORMANCE
The bar chart below shows the Fund's Institutional Class shares' actual yearly performance (commonly known as its "total return") for the years ended December 31 since inception. The table below shows pre-tax and after-tax average annual total returns for various periods ended December 31, 2002 for the Fund's Institutional Class shares compared to the S&P 500 Index.

After-tax returns are provided on a pre-redemption and post-redemption basis. Pre-redemption returns assume you continue to hold your shares and pay taxes on Fund distributions (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon selling or exchanging shares. Post-redemption returns assume payment of taxes on fund distributions and also that you close your account and pay remaining federal taxes. After-tax returns are calculated using the highest individual federal income tax rates in effect at the time the distribution is paid. State and local taxes are not considered. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. For investors holding their shares in tax-deferred arrangements such as 401(k) plans or individual retirement accounts, the after-tax returns shown are not relevant.

The information in the bar chart and table illustrates the variability of the Fund's Institutional Class shares' total return and how its performance compared to a broad measure of market performance. Remember, past performance (before and after taxes) does not indicate how the Fund will perform in the future.

----------------------------------------------
   S&P 500 INDEX FUND--INSTITUTIONAL CLASS
       ACTUAL ANNUAL TOTAL RETURN(1),(2),(3)

----------------------------------------------
       2002            [ ____ %]
----------------------------------------------
       2001            (12.62%)
----------------------------------------------
       2000             (9.81%)
----------------------------------------------
       1999             20.48%
----------------------------------------------
       1998             29.95%
----------------------------------------------

----------------------------------------------
Best Calendar Qtr.    __/__  ____%
Worst Calendar Qtr.   __/__  ____%
----------------------------------------------


--------------------------------------------------------------------------------
                                                  AVERAGE ANNUAL TOTAL RETURN
                                                         AS OF 12/31/02
--------------------------------------------------------------------------------
                                               1 YEAR    5 YEARS        SINCE
                                                                      INCEPTION
--------------------------------------------------------------------------------
S&P 500 Index Fund--Institutional Class(1),(2)
  Return Before Taxes                           _____%     _____%      _____%(3)
  Return After Taxes on Distributions           _____%     _____%      _____%(3)
  Return After Taxes on Distributions and Sale
  of Fund Shares                                _____%     _____%      _____%(3)

S&P 500 Index(4)
  (reflects no deductions for fees, expenses,   _____%     _____%      _____%(3)
  or taxes)

(1) Total return figures include reinvested dividends and capital gain distributions and the effect of the Institutional Class expenses.

(2) Return before taxes for Institutional Class shares of the Fund year-to-date as of the calendar quarter ended September 30, 2003 was (____%).

(3) Since inception of Institutional Class shares on December 23, 1997. Index comparison begins on December 31, 1997.

(4) The S&P 500 Index is an unmanaged index considered representative of the performance of the broad U.S. stock market. Please keep in mind that the index does not pay brokerage, management or administrative expenses, all of which are paid by the Fund and are reflected in its annual returns.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fund.

SHAREHOLDER FEES PAID DIRECTLY FROM YOUR ACCOUNT

S&P 500 INDEX FUND -- INSTITUTIONAL CLASS
Redemption Fee (as a percentage of amount redeemed)   1.00%(1)
Exchange Fee                                          1.00%(1)

ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS

S&P 500 INDEX FUND--INSTITUTIONAL CLASS

Management Fees                                   0.25%

Distribution and Service (12b-1) Fees             None

Other Expenses(2),(3),(4)                         7.11%
                                                  -----

Total Annual Fund Operating Expenses(2),(3),(4)   7.36%
                                                  =====

(1) A 1% fee is charged on redemptions or exchanges held three months or less, other than shares acquired through reinvestment of dividends and other distributions.
(2) The Fund's actual Other Expenses and Total Annual Fund Operating Expenses were lower than the figures shown because its custodian fees were reduced under an expense offset arrangement.
(3) The Advisor is entitled to reimbursement from the class for fees and expenses absorbed pursuant to a voluntary expense limitation commitment between the Advisor and the Fund if such reimbursement does not cause the class to exceed the expense limitation and the reimbursement is made within three years after the Advisor incurred the expense. The voluntary expense limitation may be changed at any time following consultation with the board of trustees.
(4) Certain expenses of S&P 500 Index Fund -- Institutional Class were absorbed voluntarily by INVESCO pursuant to a commitment to the Fund and INVESCO. This commitment may be changed at any time following consultation with the board of trustees. After absorption, but excluding any expense offset arrangements, the S&P 500 Index Fund's Institutional Class shares' Other Expenses and Total Annual Fund Operating Expenses were 0.10% and 0.35%, respectively, of the Fund's average net assets attributable to Institutional Class shares.


EXPENSE EXAMPLE
The Example is intended to help you compare the cost of investing in the Institutional Class shares of the Fund to the cost of investing in other mutual funds.

The Example assumes that you invested $10,000 in the Institutional Class shares of the Fund for the time periods indicated and redeemed all of your shares at the end of each period. The Example also assumes that your investment had a hypothetical 5% return each year and that the Fund's Institutional Class shares' operating expenses remain the same. Although the actual costs and performance of the Fund's Institutional Class shares may be higher or lower, based on these assumptions your costs would be:

                1 YEAR          3 YEARS        5 YEARS      10 YEARS
                $727            $2,131         $3,469       $6,547

[ARROWS ICON] INVESTMENT RISKS

BEFORE INVESTING IN THE FUND, YOU SHOULD DETERMINE THE LEVEL OF RISK WITH WHICH YOU ARE CONFORTABLE. TAKE INTO ACCOUNT FACTORS LIKE YOUR AGE, CAREER, INCOME LEVEL, AND TIME HORIZON.

You should determine the level of risk with which you are comfortable before you invest. The principal risks of investing in any mutual fund, including the Fund, are:

NOT INSURED. Mutual funds are not insured by the FDIC or any other agency, unlike bank deposits such as CDs or savings accounts.

NO GUARANTEE. No mutual fund can guarantee that it will meet its investment objectives.

POSSIBLE LOSS OF INVESTMENT. A mutual fund cannot guarantee its performance, nor assure you that the market value of your investment will increase. You may lose the money you invest, and the Fund will not reimburse you for any of these losses.

VOLATILITY. The price of your mutual fund shares will increase or decrease with changes in the value of the Fund's underlying investments and changes in the equity markets as a whole.

NOT A COMPLETE INVESTMENT PLAN. An investment in any mutual fund does not constitute a complete investment plan. The Fund is designed to be only a part of your personal investment plan.

[ARROWS ICON] PRINCIPAL RISKS ASSOCIATED WITH THE FUND

You should consider the special risk factors discussed below associated with the Fund's policies in determining the appropriateness of investing in the Fund. See the Statement of Additional Information for a discussion of additional risk factors.

MARKET RISK
Equity stock prices vary and may fall, thus reducing the value of the Fund's investments. Certain stocks included in the Fund's portfolio may decline in value more than the overall stock market.

LIQUIDITY RISK
The Fund's portfolio is liquid if the Fund is able to sell the securities it owns at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security.

COUNTERPARTY RISK
This is a risk associated primarily with repurchase agreements and some derivatives transactions. It is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the Fund.
                     -----------------------------------

Although the Fund generally invests in publicly traded equity securities of growing companies, the Fund also may invest in other types of securities and other financial instruments indicated in the chart below. Although these investments typically are not part of the Fund's principal investment strategy, they may constitute a significant portion of the Fund's portfolio, thereby possibly exposing the Fund and its investors to the following additional risk.

--------------------------------------------------------------------------------
INVESTMENT                                                     RISK
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT                                      Counterparty Risk
A contract under which the seller of a security
agrees to buy it back at an agreed-upon price and
time in the future.
--------------------------------------------------------------------------------

[ARROWS ICON] TEMPORARY DEFENSIVE POSITIONS

When securities markets or economic conditions are unfavorable or unsettled, we might try to protect the assets of the Fund by investing in securities that are highly liquid, such as high-quality money market instruments like shortterm U.S. government obligations, commercial paper or repurchase agreements, even though that is not the normal investment strategy of the Fund. We have the right to invest up to 100% of the Fund's assets in these securities, although we are unlikely to do so. Even though the securities purchased for defensive purposes often are considered the equivalent of cash, they also have their own risks. Investments that are highly liquid or comparatively safe tend to offer lower returns. Therefore, the Fund's performance could be comparatively lower if it concentrates in defensive holdings.

[ADVISOR ICON] FUND MANAGEMENT

                               INVESTMENT ADVISOR

INVESCO, located at 4350 South Monaco Street, Denver, Colorado, is the investment advisor of the Funds. INVESCO was founded in 1932 and manages over $19.2 billion for 2,756,061 shareholder accounts in 48 INVESCO mutual funds as of June 30, 2003. INVESCO performs a wide variety of other services for the Funds, including administrative, accounting and legal and compliance services. World Asset Management ("World"), located at 255 Brown Street Centre, 2nd Floor, Birmingham, Michigan, is the sub-advisor to the Fund.

INVESCO, AIM, INVESCO INSTITUTIONAL AND ADI ARE SUBSIDIARIES OF AMVESCAP PLC, AN INTERNATIONAL INVESTMENT MANAGEMENT COMPANY THAT MANAGES MORE THAN 323.6 BILLION IN ASSETS WORLDWIDE. AMVESCAP IS BASED IN LONDON, WITH MONEY MANAGERS LOCATED IN EUROPE, NORTH AND SOUCH AMERICA, AND THE FAR EAST.

Subject to shareholder approval at a special meeting of shareholders to be held on October 21, 2003, the Board of Trustees have approved for the Fund, a new investment advisory agreement between AIM and the Fund under which AIM will serve as the investment advisor for the Fund, and a new sub-advisory agreement between AIM and INVESCO Institutional, under which INVESCO Institutional will serve as sub-advisor for the Fund. INVESCO Institutional is an affiliate of INVESCO. If approved by the Fund's shareholders, the new advisory agreement with AIM, and the new sub-advisory agreement with INVESCO Institutional, will become effective on November 5, 2003. AIM is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. AIM has acted as an investment advisor since its organization in 1976. Today, AIM, together with its subsidiaries, advises or manages over 190 investment portfolios, encompassing a broad range of investment objectives. INVESCO Institutional is located at INVESCO Realty Advisors division, One Lincoln Center, 5400 LBJ Freeway/LB2, Suite 700, Dallas TX 75240. As sub-advisor, INVESCO Institutional would be responsible for the Fund's day-to-day management, including the Fund's investment decisions and the execution of securities transactions with respect to the Funds.

ADI is the Fund's distributor and is responsible for the sale of the Fund's shares.

INVESCO, AIM, INVESCO Institutional and ADI are subsidiaries of AMVESCAP PLC.

World is a division of Munder Capital Management, a general partnership formed in December 1994 which engages in investment management and advisory services.

The following table shows the fee the Fund paid to INVESCO for its advisory services in the fiscal year ended July 31, 2003.

--------------------------------------------------------------------------------
                                               ADVISORY FEE AS A PERCENTAGE OF
                                               AVERAGE ANNUAL NET ASSETS UNDER
        FUND                                         MANAGEMENT
--------------------------------------------------------------------------------
        S&P 500 Index                                  0.25%

[ADVISOR ICON] PORTFOLIO MANAGERS

The Fund is managed by a team of World portfolio managers who are collectively responsible for the investment decisions relating to the Fund.

[ADVISOR ICON] POTENTIAL REWARDS

NO SINGLE FUND SHOULD REPRESENT YOUR COMPLETE INVESTMENT PROGRAM NOR SHOULD YOU ATTEMPT TO USE THE FUND FOR SHORT-TERM TRADING PURPOSES.

The Fund offers shareholders the potential to increase the value of their capital over time. Like most mutual funds, the Fund seeks price performance and income comparable to the Standard & Poor's 500 Composite Stock Price Index, but cannot guarantee that performance.

The Fund seeks to minimize risk by tracking general stock performance.

SUITABILITY FOR INVESTORS. Only you can determine if an investment in the Fund is right for you based upon your own economic situation, the risk level with which you are comfortable and other factors. In general, the Fund is most suitable for investors who:
o  are willing to grow their capital over the long term (at least five years).
o understand that shares of the Fund can, and likely will, have daily price fluctuations.
o are investing through tax-deferred retirement accounts, such as traditional and Roth Individual Retirement Accounts ("IRAs"), as well as employer-sponsored qualified retirement plans, including 401(k)s and 403(b)s, all of which have longer investment horizons.

You probably do not want to invest in the Fund if you are:
o  primarily seeking current dividend income.
o  unwilling to accept potential daily changes in the price of Fund shares.
o  speculating on short-term fluctuations in the stock markets.

[ADVISOR ICON] SHARE PRICE

CURRENT MARKET VALUE OF FUND ASSETS
+ ACCRUED INTEREST AND DIVIDENDS
- FUND DEBTS.
INCLUDING ACCRUED EXPENSES
--------------------------
/ NUMBER OF SHARES
= YOUR SHARE PRICE (NAV)

The value of your Fund shares is likely to change daily. This value is known as the Net Asset Value per share, or NAV. The Advisor determines the market value of each investment in the Fund's portfolio each day that the New York Stock Exchange ("NYSE") is open, at the close of the regular trading day on that exchange (normally 4:00 p.m. Eastern time except that securities primarily on the Nasdaq Stock Market "Nasdaq") are normally valued by a Fund at the Nasdaq Official Closing Price provided by Nasdaq each business day. Shares of the Fund are not priced on days when the NYSE is closed, which generally is on weekends, most national holidays in the U.S., and Good Friday.

NAV is calculated by adding together the current market price of all of the Fund's investments and other assets, including accrued interest and dividends;

subtracting the Fund's debts, including accrued expenses; and dividing that dollar amount by the total number of the Fund's outstanding shares. Because the Institutional Class's expenses vary from other classes of the Fund, NAV is calculated separately for that class.

All purchases, sales, and exchanges of Fund shares are made by the Advisor at the NAV next calculated after the Advisor receives proper instructions from you. Your instructions must be received by the Advisor no later than the close of the NYSE to effect transactions at that day's NAV. If the Advisor receives instructions from you after that time, your instructions will be processed at the NAV calculated after receipt of these instructions. Financial institutions that process customer transactions through the National Securities Clearing Corporation's Fund/SERV and Networking facilities must obtain their customers' permission for each transaction, and each financial institution retains responsibility to its customers for any errors or irregularities related to these transactions.

[ADVISOR ICON] HOW TO BUY SHARES

TO BUY SHARES AT THAT DAY'S CLOSING PRICE, YOU MUST CONTACT US BEFORE THE CLOSE OF THE NYSE, NORMALLY 4:00 P.M. EASTERN TIME.

The Fund offers multiple classes of shares. The chart in this section shows several convenient ways to invest in the Institutional Class shares of the Fund if you invest directly through ADI.

There is no charge to invest, exchange, or redeem shares when you make transactions directly through ADI. However, upon redemption or exchange of shares held three months or less (other than shares acquired through reinvestment of dividends or other distributions), a fee of 1% of the current net asset value of the shares being redeemed or exchanged will be assessed and retained by the Fund for the benefit of the remaining shareholders. If you invest in the Fund through a securities broker or any other third party, you may be charged a commission or transaction fee for purchases of Fund shares. For all new accounts, please send a completed application form, and specify the fund or funds and the class or classes of shares you wish to purchase.

A share of each class represents an identical interest in the Fund and has the same rights, except that each class bears its own shareholder servicing charges and other expenses. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the service fee, if applicable, and the other expenses payable by that class.

AIM Investment Services, Inc. ("AIS"), the Fund's transfer agent, reserves the right to increase, reduce, or waive the Fund's minimum investment requirements in its sole discretion, if it determines this action is in the best interests of the Fund's shareholders. AIS will aggregate all of an institutional investor's accounts and sub-accounts for the purpose of meeting the Institutional Class' minimum investment requirements. AIS reserves the right in its sole discretion to reject any order to buy the Fund's Institutional Class of shares, including purchases by exchange.

Please remember that if you pay by check, Automated Clearing House ("ACH") or wire and your funds do not clear, you will be responsible for any related loss to the Fund or AIS. If you are already an INVESCO funds shareholder, the Fund may seek reimbursement for any loss from your existing account(s).

INSTITUTIONAL INVESTORS:
   Minimum Initial Investment               $  10,000,000
   Minimum Balance                          $   5,000,000
   Minimum Subsequent Investment            $   1,000,000


RETIREMENT PLANS OR EMPLOYEE BENEFIT PLANS:
   Minimum Total Plan Assets                $ 100,000,000
   Minimum Initial Investment               $  10,000,000
   Minimum Balance                  $           5,000,000
   Minimum Subsequent Investment    $           1,000,000

The following chart shows several ways to invest in the Fund if you invest directly through ADI.

METHOD                          INVESTMENT MINIMUM       PLEASE REMEMBER
--------------------------------------------------------------------------------
BY CHECK                        Please refer to the      These shares are
Mail to:                        investment minimums      offered only to
AIM Investment Services, Inc.   shown above.             institutional
[ADDRESS].                                               investors and
You may send your check                                  qualified retirement
by overnight courier to:                                 plans. These shares
[ADDRESS].                                               are not available to
                                                         retail investors. AIS
                                                         does not accept cash,
                                                         credit cards,
                                                         travelers' cheques,
                                                         credit cards checks,
                                                         instant loan checks,
                                                         money orders or third
                                                         party checks unless
                                                         they are from another
                                                         financial institution
                                                         related to a
                                                         retirement plan
                                                         transfer.
--------------------------------------------------------------------------------
BY WIRE                         Please refer to the      These shares are
You may send your               investment minimums      offered only to
payment by bank wire (call      shown above.             institutional
1-800-959-4246 for                                       investors and
instructions).                                           qualified retirement
                                                         plans. These shares
                                                         are not available to
                                                         retail investors.
--------------------------------------------------------------------------------
BY TELEPHONE WITH ACH          Please refer to the       These shares are
Call 1-800-959-4246 to         investment minimums       offered only to
request your purchase. Upon    shown above.              institutional
your telephone instructions,                             investors and
AIS will move money from your                            qualified retirement
designated bank/credit union                             plans. These shares
checking or savings account                              are not available to
in order to purchase shares.                             retail investors. You
                                                         must forward your bank
                                                         account information to
                                                         AIS prior to using
                                                         this option.
--------------------------------------------------------------------------------
BY EXCHANGE                     Please refer to the      These shares are
Between the same class of any   investment minimums      offered only to
two INVESCO funds or certain    shown above.             institutional
classes of AIM funds. Call                               investors and
1-800-___-____ for                                       qualified retirement
prospectuses of other INVESCO                            plans. These shares
and AIM funds. Exchanges may                             are not available to
be made in writing or by                                 retail investors. See
telephone. You may also                                  "Exchange Policy."
establish an automatic
monthly exchange service
between two INVESCO funds or
certain classes of AIM funds;
call us for further details
and the correct form.

          EXCHANGE POLICY. You may exchange your shares in the Fund for shares of the same class in another INVESCO fund or into certain classes of another AIM fund, as described in the table below, on the basis of their respective NAVs at the time of the exchange.

-------------------------------------------------------------------------------
SHAREHOLDERS INVESTED IN THE FOLLOWING     WILL BE OFFERED THE ABILITY TO
CLASSES OF THE INVESCO FUNDS:              EXCHANGE INTO THE FOLLOWING CLASSES
                                           OF THE AIM FUNDS:
-------------------------------------------------------------------------------
o  Investor Class Shares                 o Class A Shares of Category I and II
o  Class A Shares(1)                       AIM Funds and AIM Tax-Exempt Cash
                                           Fund
                                         o Class A3 Shares of all AIM Funds
                                         o AIM Cash Reserve Shares of AIM Money
                                           Market Fund
-------------------------------------------------------------------------------
o  Class B Shares                        o Class B Shares of all AIM Funds, with
                                           the exception of AIM Floating Rate
                                           Fund
-------------------------------------------------------------------------------
o  Class C Shares                        o Class C Shares of all AIM Funds, with
                                           the exception of AIM Floating Rate
                                           Fund
-------------------------------------------------------------------------------
o  Institutional Class Shares            o Institutional Class Shares of all AIM
                                           Retail Funds
-------------------------------------------------------------------------------
o  Class K Shares                        o There is currently no like class of
                                           shares offered by the AIM Funds
-------------------------------------------------------------------------------
o  Class R Shares                        o Class R Shares of [all AIM Funds]
-------------------------------------------------------------------------------

--------------------------------
(1) Class A Shares that are subject to a CDSC will not be exchangeable for shares of AIM Tax-Exempt Cash Fund or AIM Money Market Fund.

--------------------------------------------------------------------------------
SHAREHOLDERS INVESTED IN THE FOLLOWING   WILL BE OFFERED THE ABILITY TO EXCHANGE
CLASSES OF THE AIM FUNDS:                INTO THE FOLLOWING CLASSES OF THE
                                         INVESCO FUNDS:
--------------------------------------------------------------------------------
o Class A Shares of all AIM Funds, with  o Class A Shares of all INVESCO
  the exception of Class A Shares of       Funds(2)
  Category III Funds purchased at net
  asset value
o Class A3 Shares of the AIM Funds
o AIM Cash Reserve Shares of AIM Money
  Market Fund
--------------------------------------------------------------------------------
o Class B Shares of all AIM Funds        o Class B Shares of all INVESCO Funds
--------------------------------------------------------------------------------
o Class C Shares of all AIM Funds        o Class C Shares of all INVESCO Funds
--------------------------------------------------------------------------------
o Institutional Class Shares of all AIM  o Institutional Class Shares of All
  Retail Funds                             INVESCO Funds
--------------------------------------------------------------------------------
o Class R Shares                         o Class R Shares of [INVESCO
                                           International Core Equity Fund]
--------------------------------------------------------------------------------

FUND EXCHANGES CAN BE A CONVENIENT WAY FOR YOU TO DIVERSIFY YOUR INVESTMENTS, OR TO REALLOCATE YOUR INVESTMENTS WHEN YOUR OBJECTIVES

Before making any exchange, be sure to review the prospectuses of the funds involved and consider the differences between the funds. Also, be certain that you qualify to purchase certain classes of shares in the new fund. An exchange is the sale of shares from one fund immediately followed by the purchase of shares in another. Therefore, any gain or loss realized on the exchange is recognizable for federal income tax purposes (unless, of course, you or your account qualifies as tax-deferred under the Internal Revenue Code). If the shares of the fund you are selling have gone up in value since you bought them, the sale portion of an exchange may result in taxable income to you.

We have the following policies governing exchanges:
o Both fund accounts involved in the exchange must be registered in exactly the same name(s) and Social Security or federal tax I.D. number(s).
o Effective on or about November 10, 2003, you are limited to a maximum of 10 exchanges per calendar year per shareholder account for all funds held by you under that account. Because excessive short-term trading or market-timing activity can hurt fund performance, if you exceed that limit, or if a fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one fund and into (purchase) another fund.
o The Fund reserves the right to reject any exchange request, or to modify or terminate the exchange policy, if it is in the best interests of the Fund. Notice of all such modifications or terminations that affect all shareholders of the Fund will be given at least sixty days prior to the effective date of the change, except in unusual instances, including a suspension of redemption of the exchanged security under Section 22(e) of the Investment Company Act of 1940.

In addition, the ability to exchange may be temporarily suspended at any time that sales of the Fund into which you wish to exchange are temporarily stopped.

REDEMPTION FEE. If you redeem or exchange shares of the Fund after holding them three months or less (other than shares acquired through reinvestment of dividends or other distributions), a fee of 1% of the current net asset value of the shares being exchanged will be assessed and retained by the Fund for the benefit of the remaining shareholders. This fee is intended to encourage

-------------------------------
(2) The shareholder would be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which he or she was exchanging. Neither AIM Cash Reserve Shares of AIM Money Market Fund nor Class A Shares of AIM Tax-Exempt Cash Fund will be exchangeable for Class A Shares of an INVESCO Fund that are subject to a CDSC.

long-term investment in the Fund, to avoid transaction and other expenses caused by early redemptions, and to facilitate portfolio management. The fee is currently waived for institutional, qualified retirement plan and other shareholders investing through omnibus accounts, due to certain economies associated with these accounts. However, S&P 500 Index Fund reserves the right to impose redemption fees on shares held by such shareholders at any time if warranted by the Fund's future cost of processing redemptions. The redemption fee may be modified or discontinued at any time or from time to time. This fee is not a deferred sales charge, is not a commission paid to ADI and does not benefit ADI in any way. The fee applies to redemptions from the Fund and exchanges into any of the other no-load mutual funds which are also advised by the Advisor and distributed by ADI. The Fund will use the "first-in, first-out" method to determine your holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in your account.

Effective on or about November 10, 2003, you may be charged a 2% redemption fee (on total redemption proceeds after applicable deferred sales charges) if you redeem, including redeeming by exchange, the following classes of the following funds (either by selling or exchanging to another INVESCO Fund or an AIM Fund) within 30 days of their purchase:

         FUND                                     CLASSES
         ----                                     -------
INVESCO European Fund                       Class A and Investor Class shares
INVESCO International Blue Chip Value Fund  Class A and Investor Class shares
INVESCO High Yield Fund                     Class A and Investor Class shares
INVESCO S&P 500 Index Fund                  Investor and Institutional Class shares

The redemption fee will be paid to the fund from which you are redeeming shares (including redemptions by exchange), and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed to the extent that the number of fund shares you redeem exceeds the number of fund shares that you have held for more than 30 days. In determining whether the minimum 30 day holding period has been met, only the period during which you have held shares of the fund from which you are redeeming is counted.

The 2% redemption fee will not be charged on transactions involving the following:

1) a total or partial redemption of shares held through retirement plans maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code (the "Code");
2) a total or partial redemption of shares held through qualified tuition plans maintained pursuant to Section 529 of the Code;
3) a total or partial redemption effectuated pursuant to a systematic redemption plan or an automatic rebalancing program in the Funds set up by A I M Fund Services, Inc.;
4) a total or partial redemption requested within 30 days following the death or post-purchase disability of (i) any registered shareholder on an account or (ii) the settlor of a living trust which is the registered shareholder of an account, of shares held in the account at the time of death or initial determination of post-purchase disability; or
5)          a redemption initiated by a Fund.

CHOOSING A SHARE CLASS. In deciding which class of shares to purchase, you should consider, among other things, (i) the length of time you expect to hold your shares, (ii) the provisions of the distribution plan applicable to the class, if any, (iii) the eligibility requirements that apply to purchases of a particular class, and (iv) any services you may receive in making your investment determination. Institutional Class shares are intended for use by institutions such as employee benefit plans, retirement plan sponsors and banks acting for themselves or in a fiduciary or similar capacity. Institutional Class shares of the Fund are available for the collective and common trust funds of banks, banks investing for their own accounts and banks investing for the accounts of public entities (e.g., Taft-Hartley funds, states, cities, or government agencies) that do not pay commissions or distribution fees.

[ADVISOR ICON] YOUR ACCOUNT SERVICES

SHAREHOLDER ACCOUNTS. Unless your account is held at a brokerage firm, AIS maintains your share account, which contains your current Fund holdings. The Fund does not issue share certificates.

[ADI] PROVIDES YOU WITH SERVICES DESIGNED TO MAKE IT SIMPLE FOR YOU TO BUY, SELL, OR EXCHANGE YOUR SHARES OF ANY INVESCO MUTUAL FUND.

QUARTERLY INVESTMENT SUMMARIES. Each calendar quarter, you will receive a written statement which consolidates and summarizes account activity and value at the beginning and end of the period for each of your INVESCO funds.

TRANSACTION CONFIRMATIONS. You will receive detailed confirmations of individual purchases, exchanges, and sales. If you choose certain recurring transaction plans, your transactions are confirmed on your quarterly Investment Summaries.

TELEPHONE TRANSACTIONS. You may buy, exchange, and sell Fund shares by telephone, unless you specifically decline these privileges when you fill out the new account application.

YOU CAN CONDUCT MOST TRANSACTIONS AND CHECK ON YOUR ACCOUNT THROUGH OUR TOLL-FREE TELEPHONE NUMBER. YOU MAY ALSO ACCESS PERSONAL ACCOUNT INFORMATION AT AIM'S WEB SITE, AIMINVESTMENTS.COM.

Unless you decline the telephone transaction privileges, when you fill out and sign the new account Application, a Telephone Transaction Authorization Form, or use your telephone transaction privileges, you lose certain rights if someone gives fraudulent or unauthorized instructions to AIS that result in a loss to you. In general, if AIS has followed reasonable procedures, such as recording telephone instructions and sending written transaction confirmations, AIS is not liable for following telephone instructions that it believes to be genuine. Therefore, you have the risk of loss due to unauthorized or fraudulent instructions.

IRAS AND OTHER RETIREMENT PLANS. Shares of any INVESCO mutual fund may be purchased for IRAs and many other types of tax-deferred retirement plans. Please call AIS for information and forms to establish or transfer your existing retirement plan or account.

[ADVISOR ICON] HOW TO SELL SHARES

TO SELL SHARES AT THAT DAY'S CLOSING PRICE, YOU MUST CONTACT US BEFORE 4:00 P.M. EASTERN TIME.

The chart in this section shows several convenient ways to sell your Fund shares if you invest directly through ADI. If you invest in the Fund through a securities broker or any other third party, you may be charged a commission or transaction fee for sale of Fund shares. Shares of the Fund may be sold at any time at the next NAV calculated after your request to sell is received by ADI in proper form. Depending on Fund performance, the NAV at the time you sell your shares may be more or less than the price you paid to purchase your shares.

If you own shares in more than one INVESCO fund, please specify the fund whose shares you wish to sell and specify the class of shares. Remember that any sale or exchange of shares in a non-retirement account will likely result in a taxable gain or loss.

While AIS attempts to process telephone redemptions promptly, there may be times -- particularly in periods of severe economic or market disruption -- when you may experience delays in redeeming shares by telephone.

AIS usually forwards the proceeds from the sale of fund shares within seven days after we receive your request to sell in proper form. However, payment may be postponed under unusual circumstances -- for instance, if normal trading is not taking place on the NYSE, or during an emergency as defined by the Securities and Exchange Commission. If your INVESCO fund shares were purchased by a check which has not yet cleared, payment will be made promptly when your purchase check does clear; that can take up to twelve business days.

The following chart shows several ways to sell your Fund shares if you invest directly through ADI.

METHOD                         MINIMUM REDEMPTION         PLEASE REMEMBER
--------------------------------------------------------------------------------
BY TELEPHONE                   $1,000 (or, if less,       AIS's telephone
Call us toll-free at:          full liquidation of the    redemption privileges
1-800-959-4246                 account) for a             may be modified or
                               redemption check.          terminated in the
                                                          future at AIS's
                                                          discretion. The
                                                          maximum amount which
                                                          may be redeemed by
                                                          telephone is generally
                                                          $25,000.
--------------------------------------------------------------------------------

IN WRITING                     Any amount.                The redemption request
Mail your request to:                                     must be signed by all
AIM Investment Services, Inc.                             registered account
[ADDRESS]                                                 owners. Payment will
You may also send your                                    be mailed to your
request by overnight courier                              address as it appears
to:                                                       on AIS's records, or
[ADDRESS]                                                 to a bank designated
                                                          by you in writing.
--------------------------------------------------------------------------------
PAYMENT TO THIRD PARTY         Any amount.                All registered account
Mail your request to:                                     owners must sign the
AIM Investment Services, Inc.                             request, with
[ADDRESS].                                                signature guarantees
                                                          from an eligible
                                                          guarantor financial
                                                          institution, such as a
                                                          commercial bank or a
                                                          recognized national or
                                                          regional securities
                                                          firm.

[GRAPH ICON] TAXES

Everyone's tax status is unique. We manage the Fund in an effort to provide maximum total return to all shareholders of the Fund. The Advisor generally focuses on pre-tax results and ordinarily does not manage the Fund to minimize taxes. We may, nevertheless, take advantage of opportunities to mitigate taxes through management of capital gains and losses. We encourage you to consult your own tax adviser on the tax impact to you of investing directly or indirectly in the Fund.

TO AVOID BACKUP WITHHOLDING, BE SURE WE HAVE YOUR CORRECT SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER.

The Fund customarily distributes to its shareholders substantially all of its net investment income, net capital gains and net gains from foreign currency transactions, if any. You receive a proportionate part of these distributions, depending on the percentage of the Fund's shares that you own. These distributions are required under federal tax laws governing mutual funds. It is the policy of the Fund to distribute all investment company taxable income and net capital gains. As a result of this policy and the Fund's qualification as a regulated investment company, it is anticipated that the Fund will not pay any federal income or excise taxes. Instead, the Fund will be accorded conduit or "pass through" treatment for federal income tax purposes.

However, unless you are (or your account is) exempt from income taxes, you must include all dividends and capital gain distributions paid to you by the Fund in your taxable income for federal, state, and local income tax purposes. You also may realize capital gains or losses when you sell shares of the Fund at more or less than the price you originally paid. An exchange is treated as a sale, and is a taxable event. Dividends and other distributions usually are taxable whether you receive them in cash or automatically reinvest them in shares of the distributing Fund or other INVESCO funds.

If you have not provided AIS with complete, correct tax information, the Fund is required by law to withhold from your distributions, and any money that you receive from the sale of shares of the Fund, a backup withholding tax at the rate in effect on the date of the transaction.

Unless your account is held at a brokerage firm, we will provide you with detailed information every year about your dividends and capital gain distributions. Depending on the activity in your individual account, we may also be able to assist with cost basis figures for shares you sell.

[GRAPH ICON] DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

The Fund earns ordinary or investment income from dividends and interest on its investments. The Fund expects to distribute substantially all of this investment income, less Fund expenses, to shareholders quarterly or at such other times as the Fund may elect.

NET INVESTMENT INCOME AND NET REALIZED CAPITAL GAINS ARE DISTRIBUTED TO SHAREHOLDERS AT LEAST ANNUALLY. DISTRIBUTIONS ARE TAXABLE WHETHER REINVESTED IN ADDITIONAL SHARES OR PAID TO YOU IN CASH (EXCEPT FOR TAX-EXEMPT OR TAX
DEFERRED ACCOUNTS.)

The Fund also realizes capital gains or losses when it sells securities in its portfolio for more or less than it had paid for them. If total gains on sales exceed total losses (including losses carried forward from previous years), the Fund has a net realized capital gain. Net realized capital gains, if any, are distributed to shareholders at least annually, usually in November or December. Dividends and capital gain distributions are paid to you if you hold shares on the record date of the distribution regardless of how long you have held your shares.

Under present federal income tax laws, capital gains may be taxable at different rates, depending on how long the Fund has held the underlying investment. Short-term capital gains which are derived from the sale of assets held one year or less are taxed as ordinary income. Long-term capital gains which are derived from the sale of assets held for more than one year are taxed at up to the maximum capital gains rate, currently 20% for individuals.

The Fund's daily NAV reflects all ordinary income and realized capital gains that have not yet been distributed to shareholders. Therefore, the Fund's NAV will drop by the amount of a distribution, net of market fluctuations, on the day the distribution is declared. If you buy shares of the Fund just before a distribution is declared, you may wind up "buying a distribution." This means that if the Fund declares a dividend or capital gain distribution shortly after you buy, you will receive some of your investment back as a taxable distribution. Although purchasing your shares at the resulting higher NAV may mean a smaller capital gain or greater loss upon sale of the shares, most shareholders want to avoid the purchase of shares immediately before the distribution record date. However, keep in mind that your basis in the Fund will be increased to the extent such distributions are reinvested in the Fund. If you sell your shares at a loss for tax purposes and then replace those shares with a substantially identical investment either thirty days before or after that sale, the transaction is usually considered a "wash sale" and you will not be able to claim a tax loss.

Dividends and capital gain distributions paid by the Fund are automatically reinvested in additional Fund shares at the NAV on the ex-distribution date, unless you choose to have them automatically reinvested in another INVESCO or AIM fund or paid to you by check or electronic funds transfer. Dividends and other distributions, whether received in cash or reinvested in additional Fund shares, are generally subject to federal income tax.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Institutional Class shares of the Fund for the period of the Class's operations. Certain information reflects financial results for a single Institutional Class share. The total returns in the table represents the annual percentage that an investor would have earned (or lost) on an investment in an Institutional Class share of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the financial statements, is included in the INVESCO Stock Funds, Inc.'s 2003 Annual Report to Shareholders, which is incorporated by reference in the Statement of Additional Information. Prior to November __, 2003, AIM Stock Funds was named INVESCO Stock Funds, Inc. This Report is available without charge by contacting ADI at the address or telephone number on the back cover of this Prospectus.

                                                                                  YEAR ENDED JULY 31
---------------------------------------------------------------------------------------------------------------------------
S&P 500 INDEX FUND--
INSTITUTIONAL CLASS                                         2003           2002           2001          2000           1999
---------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value--Beginning of Period                                  $   12.45      $   15.07      $   14.21     $   12.01
---------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS(a)
Net Investment Income                                                      0.08           0.19           0.15          0.18
Net Gains or (Losses) on Securities (Both Realized and
Unrealized)                                                               (3.11)         (2.44)          1.05          2.26
---------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                          (3.03)         (2.25)          1.20          2.44
---------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS                                           0.19           0.37           0.34          0.24
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value--End of Period                                        $    9.23      $   12.45      $   15.07     $   14.21
===========================================================================================================================

TOTAL RETURN                                                             (24.50%)       (15.09%)         8.47%        20.40%

RATIOS
Net Assets--End of Period ($000 Omitted)                              $     338      $     544      $   2,627     $   4,420
Ratio of Expenses to Average Net Assets(c) (d)                             0.35%          0.35%          0.36%         0.35%
Ratio of Net Investment Income to Average Net Assets(d)                    1.15%          1.03%          1.00%         1.36%
Portfolio Turnover Rate                                                       3%            43%           13%             2%

(a) The per share information was computed based on average shares for the year ended July 31, 2001.
(b) Based on operations for the period shown and, accordingly, is not representative of a full year.
(c) Ratio is based on Total Expenses of the class, less Expenses Absorbed by INVESCO, which is before any expense offset arrangements (which may include custodian fees).
(d) Various expenses of the class were voluntarily absorbed by INVESCO for the years ended July 31, 2002, 2001, 2000 and 1999 and the period ended July 31, 1998. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 7.36%, 1.84%, 1.00%, 1.17% and 2.51% (annualized), respectively, and ratio of net investment income (loss) to average net assets would have been (5.86%), (0.46%), 0.36%, 0.54% and (0.09%) (annualized), respectively.


NOVEMBER __, 2003

AIM STOCK FUNDS

INVESCO S&P 500 INDEX FUND--INSTITUTIONAL CLASS

You may obtain additional information about the Fund from several sources.

FINANCIAL REPORTS. Although this Prospectus describes the Fund's anticipated investments and operations, the Fund also prepares annual and semiannual reports that detail the Fund's actual investments at the report date. These reports include discussion of the Fund's recent performance, as well as the effect of market and general economic trends and the Fund's investment strategy on the Fund's performance. The annual report also includes the report of the Fund's independent accountants.

STATEMENT OF ADDITIONAL INFORMATION. The SAI dated November __, 2003 is a supplement to this Prospectus, and has detailed information about the Fund and its investment policies and practices. A current SAI for the Fund is on file with the Securities and Exchange Commission and is incorporated into this Prospectus by reference; in other words, the SAI is legally a part of this Prospectus, and you are considered to be aware of the contents of the SAI.

INTERNET. The Prospectus, SAI, annual report, and semiannual report are available on the SEC Web site at www.sec.gov.

To obtain a free copy of the current Prospectus, SAI, annual report or semiannual report, write to A I M Investment Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739; or call 1-800-347-4246. Copies of these materials are also available (with a copying charge) from the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 1-202-942-8090. This information can be obtained by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-1474 and 002-26125.


811-1474

PROSPECTUS | NOVEMBER __, 2003


AIM STOCK FUNDS

INVESCO MID-CAP GROWTH FUND --
INVESTOR CLASS, CLASS A, B, C AND K

A MUTUAL FUND DESIGNED FOR INVESTORS SEEKING LONG-TERM CAPITAL GROWTH.

THE INVESTOR CLASS SHARES OFFERED BY THIS PROSPECTUS ARE OFFERED ONLY TO GRANDFATHERED INVESTORS. PLEASE SEE THE SECTION OF THE PROSPECTUS ENTITLED "HOW TO BUY SHARES."

CLASS A, B, C, AND K SHARES ARE SOLD PRIMARILY THROUGH FINANCIAL INTERMEDIARIES. CLASS K SHARES ARE SOLD TO QUALIFIED RETIREMENT PLANS, RETIREMENT SAVINGS PROGRAMS, EDUCATIONAL SAVINGS PROGRAMS, AND WRAP PROGRAMS PRIMARILY THROUGH FINANCIAL INTERMEDIARIES.


TABLE OF CONTENTS
Investment Goals, Strategies, And Risks........ 2
Fund Performance............................... 3
Fees And Expenses.............................. 4
Investment Risks............................... 6
Principal Risks Associated With The Fund....... 6
Temporary Defensive Positions.................. 7
Fund Management................................ 8
Portfolio Manager.............................. 8
Potential Rewards.............................. 8
Share Price.................................... 8
How To Buy Shares.............................. 9
Your Account Services..........................13
How To Sell Shares.............................14
Taxes..........................................15
Dividends And Capital Gain Distributions.......16
Financial Highlights...........................17


No dealer, salesperson, or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus, and you should not rely on such other information or representations.

                         [ADVISOR ICON] INVESCO(R)

The Securities and Exchange Commission has not approved or disapproved the shares of the Fund. Likewise, the Commission has not determined if this Prospectus is truthful or complete. Anyone who tells you otherwise is committing a federal crime.

INVESCO Funds Group, Inc. ("INVESCO") is the investment advisor for the Fund as of the date of this prospectus. At a meeting to be held on October 21, 2003, shareholders of the Fund will be asked to approve a new investment advisory agreement between AIM Advisors, Inc. ("AIM") and the Fund, under which AIM will serve as the investment advisor for the Fund, and a new sub-advisory agreement between AIM and INVESCO Institutional (N.A.), Inc. ("INVESCO Institutional"), under which INVESCO Institutional will serve as sub-advisor for the Fund. INVESCO Institutional is an affiliate of INVESCO, which currently serves as the investment advisor for the Fund. If approved by shareholders, the proposed investment advisory and sub-advisory agreements will become effective on November 5, 2003. If shareholders of the Fund do not approve both the proposed investment advisory and sub-advisory agreements, the current investment advisory agreement with INVESCO will continue in effect for the Fund. INVESCO and AIM are referred to herein, as appropriate, as the "Advisor."


This Prospectus contains important information about the Fund's Investor Class and Class A, B, C, and K shares. Class A, B, and C shares are sold primarily through financial intermediaries. Class K shares are sold to qualified retirement plans, retirement savings programs, educational savings programs, and wrap programs primarily through financial intermediaries. If you invest through a financial intermediary, please contact your financial intermediary, or, with respect to Class K shares, your plan or program sponsor, for detailed information on suitability and transactional issues (i.e., how to purchase or sell shares, minimum investment amounts, and fees and expenses). The Fund also offers one or more additional classes of shares through a separate Prospectus. Each of the Fund's classes has varying expenses, with resulting effects on their performance. You can choose the class of shares that is best for you, based on how much you plan to invest and other relevant factors discussed in "How To Buy Shares." To obtain additional information about other classes of shares, contact A I M Distributors, Inc. ("ADI") at 1-800-347-4246, or your financial intermediary who is offering Class A, B, C, or K shares, all of which are offered in this Prospectus.


THIS PROSPECTUS WILL TELL YOU MORE ABOUT:

[KEY ICON]      INVESTMENT GOALS & STRATEGIES
[ARROWS ICON]   POTENTIAL INVESTMENT RISKS
[GRAPH ICON]    PAST PERFORMANCE
[ADVISOR ICON]  WORKING WITH THE ADVISOR
--------------------------------------------------------------------------------
[KEY ICON]  [ARROWS ICON]  INVESTMENT GOALS, STRATEGIES, AND RISKS

FOR MORE DETAILS ABOUT THE FUND'S CURRENT INVESTMENTS AND MARKET OUTLOOK, PLEASE SEE THE MOST RECENT ANNUAL OR SEMIANNUAL REPORT.

The Fund seeks long-term capital growth. It is actively managed. The Fund invests primarily in equity securities and equity-related instruments that the Advisor believes will rise in price faster than other securities, as well as in options and other investments whose values are based upon the values of equity securities.


The Fund normally invests at least 80% of its net assets in common stocks of mid-sized companies. We define mid-sized companies as companies that are included in the Russell Midcap Growth Index at the time of purchase, or if not included in that Index, have market capitalizations of between $2.5 billion and $15 billion at the time of purchase. The scope of the Index varies with market performance of the companies in the Index. At June 30, 2003, the smallest company in the Index had a market capitalization of $462.44 million and the largest company had a market capitalization of $10.67 billion.


The Advisor emphasizes core growth companies in the portfolio; that is, those companies that can deliver consistently strong earnings growth, cash flow growth and return on equity. These companies are usually well recognized, mid-sized companies that have market leadership positions, proven management teams, and solid financials.

The Fund is managed in the growth style. At the Advisor, growth investing starts with research from the "bottom up," and focuses on company fundamentals and growth prospects.

We seek companies for the Fund that meet the following standards:
o EXCEPTIONAL GROWTH: The markets and industries they represent are growing significantly faster than the economy as a whole.
o LEADERSHIP: They are leaders -- or emerging leaders -- in these markets, securing their positions through technology, marketing, distribution or some other innovative means.
o FINANCIAL VALIDATION: Their returns -- in the form of sales unit growth, rising operating margins, internal funding and other factors -- demonstrate exceptional growth and leadership.

Growth investing may be more volatile than other investment styles because growth stocks are more sensitive to investor perceptions of an issuing company's growth potential. Growth-oriented funds typically will underperform value-oriented funds when investor sentiment favors the value investing style.


Investing in stocks of smaller companies can be riskier than investing in larger, more mature companies. Smaller companies may be more vulnerable to adverse developments than larger companies because they tend to have narrower product lines and more limited financial resources. Their stocks may trade less frequently and in limited volume.

At any given time, the Fund may be subject to sector risk. Companies that have similar lines of business (for example, financial services, health, or technology) are grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. The Fund is not limited with respect to sectors in which it can invest. If the portfolio manager allocates more of the Fund's portfolio holdings to a particular economic sector, the Fund's overall performance will be more susceptible to the economic, business, or other developments which generally affect the sector. The Fund can still be diversified, even if it is heavily weighted in one or more sectors.

The Fund is subject to other principal risks such as liquidity, counterparty, foreign securities, and lack of timely information risks. These risks are described and discussed later in the Prospectus under the headings "Investment Risks" and "Principal Risks Associated With The Fund." An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. As with any mutual fund, there is always a risk that you may lose money on your investment in the Fund.

[GRAPH ICON]  FUND PERFORMANCE

The Fund is the successor to the Pell Rudman Mid-Cap Growth Portfolio (the "Pell Rudman Portfolio") pursuant to a reorganization that took place on October 2, 2001. As a result of the reorganization, Pell Rudman Portfolio shareholders received Institutional Class shares of the Fund, which are not offered in this Prospectus. The Pell Rudman Portfolio was managed by Pell Rudman Trust Company, N.A. and had the same investment objective and substantially similar investment restrictions as the Fund. Accordingly, the performance information below is that of the Fund and its predecessor, Pell Rudman Portfolio. Information included in the table is that of the Fund's Institutional Class, Class A, B, and C shares. Performance information for Investor Class and Class K shares is not shown in the table as those classes do not yet have a full calendar year of performance. Investor Class and Class A, B, C, and K returns would be similar because all classes of shares invest in the same portfolio of securities. The returns of the classes would differ, however, to the extent of differing levels of expenses. In this regard, the returns presented in the bar chart and table reflect only the applicable total expenses of the classes shown. If the effect of the other classes' total expenses were reflected, the returns would be lower than those shown because the other classes have higher total expenses.

The bar chart below shows the Fund's Institutional Class actual yearly performance (commonly known as its "total return") for the years ended December 31 since inception. The table below shows the pre-tax and after-tax average annual total returns of the Fund's Institutional Class for various periods ended December 31, 2002 compared to the Russell Midcap Growth Index. The after-tax returns are shown only for Institutional Class shares. After-tax returns for other classes of shares offered in this Prospectus will vary.

After-tax returns are provided on a pre-redemption and post-redemption basis. Pre-redemption return assumes you continue to hold your shares and pay taxes on Fund distributions (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon selling or exchanging shares. Post-redemption return assumes payment of taxes on fund distributions and also that you close your account and pay remaining federal taxes. After-tax returns are calculated using the highest individual federal income tax rate in effect at the time the distribution is paid. State and local taxes are not considered. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. For investors holding their shares in tax-deferred arrangements such as 401(k) plans or individual retirement accounts, the after-tax return shown is not relevant.

The information in the bar chart and table illustrates the variability of the Fund's total return and how its performance compared to a broad measure of market performance. Remember, past performance (before and after taxes) does not indicate how the Fund will perform in the future.

--------------------------------------------------------------------------------
                    MID-CAP GROWTH FUND - INSTITUTIONAL CLASS
                      ACTUAL ANNUAL TOTAL RETURN(1),(2),(3)
================================================================================
                                [GRAPHIC OMITTED]

       '99            '00           '01               '02
       35.69%         6.62%         (10.10%)         (16.47%)
--------------------------------------------------------------------------------
Best Calendar Qtr.     12/31/1999     26.15%
Worst Calendar Qtr.    09/28/2001     19.84%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                  AVERAGE ANNUAL TOTAL RETURN(4)
                                                          AS OF 12/31/02
--------------------------------------------------------------------------------
                                                                1 YEAR      SINCE INCEPTION
Mid-Cap Growth Fund - Institutional Class(1),(2)
     Return Before Taxes                                       (16.47%)          7.22%(3)
     Return After Taxes on Distributions                       (16.47%)          6.47%(3)
     Return After Taxes on Distributions and Sale of Fund
           Shares                                              (10.11%)          5.76%(3)
Russell Midcap Growth Index(5)
    (reflects no deduction for fees, expenses, or taxes)       (27.41%)         (0.12%)(3)

Class A - Return Before Taxes (Including Initial Sales
Charge)
    Mid-Cap Growth Fund(6)                                     (21.44%)         (2.57%)(7)
    Russell Midcap Growth Index(5)                             (27.41%)         (6.26%)(7)

Class B - Return Before Taxes (Including CDSC)
    Mid-Cap Growth Fund(6)                                     (22.28%)         (2.05%)(7)
    Russell Midcap Growth Index(5)                             (27.41%)         (6.26%)(7)

Class C - Return Before Taxes (Including CDSC)
    Mid-Cap Growth Fund(6)                                     (18.76%)          0.68%(7)
    Russell Midcap Growth Index(5)                             (27.41%)         (6.26%)(7)

(1) Total return figures include reinvested dividends and capital gain distributions and the effect of the Institutional Class expenses.
(2) Return before taxes for Institutional Class shares of the Fund year-to-date as of the calendar quarter ended Septmber 30, 2003 was _____%.
(3) Pell Rudman Portfolio commenced investment operations on September 10, 1998. Index comparison begins on September 10, 1998.
(4) The total returns are for those classes of shares with a full calendar year of performance. If the effect of the other classes' total expenses was reflected, returns for those classes would be lower than those shown.
(5) The Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. Please keep in mind that the Index does not pay brokerage, management, or administrative expenses, all of which are paid by the classes and are reflected in its annual returns. Index returns also do not include 12b-1 fees, front-end sales charges or contingent deferred sales charges ("CDSCs") that may be paid by the shareholder.

(6) Returns before taxes, including initial sale charge and CDSC, for Class A, B, and C shares of the Fund year-to-date as of the calendar quarter ended September 30, 2003 were ____%, ____%, and ____%, respectively.
(7) Since inception of Class A, Class B, and Class C shares on October 2, 2001. Index comparisons begin on October 1, 2001.


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Investor Class, Class A, Class B, Class C, or Class K shares of the Fund. If you invest in the Fund through a financial intermediary, you may be charged a commission or a transaction fee by the financial intermediary for purchases and sales of Fund shares.

SHAREHOLDER FEES PAID DIRECTLY FROM YOUR ACCOUNT
                                              Investor
                                              Class          Class A       Class B      Class C       Class K
Maximum Front-End Sales Charge
 imposed on purchases as a
 percentage of offering price                None           5.50%         None         None          None


                                              Investor
                                              Class          Class A       Class B      Class C       Class K
Maximum Contingent Deferred Sales
 Charge (CDSC) as a percentage of the
 lower of the total original cost or
 current market value of the shares           None           None(1)       5.00%(2)     1.00%(2)      None

Maximum Sales Charge on reinvested
 dividends/distributions                      None           None          None         None          None

ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS
                                              Investor
                                              Class          Class A       Class B      Class C       Class K
Management Fees                               1.00%          1.00%         1.00%        1.00%         1.00%
Distribution and Service (12b-1) Fees(3)      0.25%          0.35%         1.00%        1.00%         0.45%
Other Expenses(4),(5)                         2.32%(6),(7)   1.42%(8)      1.71%(9)     1.88%(10)     1.42%(11),(12)
                                              -----          -----         -----        -----         -----
Total Annual Fund Operating Expenses(4),(5)   3.57%(6),(7)   2.77%(8)      3.71%(9)     3.88%(10)     2.87%(11),(12)
                                              =====          =====         =====        =====         =====
Fee Waivers/Reimbursements(5),(13)            1.57%          0.67%         0.96%        1.13%         0.67%
Net Expenses(5),(13)                          2.00%(7)       2.10%(8)      2.75%(9)     2.75%(10)     2.20%(12)
                                              =====          =====         =====        =====         =====

(1) If you buy $1,000,000 or more of Class A shares and redeem those shares within eighteen months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.
(2) A 5% and 1% CDSC may be charged on Class B and Class C shares, respectively. Please see the section entitled "How To Buy Shares."
(3) Because each class pays a 12b-1 distribution and service fee which is based upon each class's assets, if you own shares of the Fund for a certain period of time, you may pay more than the economic equivalent of the maximum front-end sales charge permitted for mutual funds by the National Association of Securities Dealers, Inc.
(4) The Fund's actual Other Expenses and Total Annual Fund Operating Expenses, with the exception of Class K shares, which had not commenced operations as of April 30, 2003, were lower than the figures shown, because its custodian fees were reduced under expense offset arrangements.
(5) The Advisor is entitled to reimbursement from the classes for fees and expenses absorbed pursuant to voluntary and contractual expense limitation commitments between the Advisor and the Fund if such reimbursements do not cause a class to exceed expense limitations and the reimbursement is made within three years after the Advisor incurred the expense. The voluntary expense limitations may be changed at any time following consultation with the board of trustees.
(6) Annualized for the period of September 4, 2002, inception of class, through April 30, 2003.
(7) Certain expenses of Mid-Cap Growth Fund - Investor Class were absorbed voluntarily by INVESCO pursuant to a commitment between the Fund and INVESCO. This commitment may be changed at any time following consultation with the board of trustees. After absorption, but excluding any expense offset arrangements, the Fund's Investor Class shares' Other Expenses and Total Annual Fund Operating Expenses were 0.30% (annualized) and 1.55% (annualized), respectively, of the Fund's average net assets attributable to Investor Class shares.
(8) Certain expenses of Mid-Cap Growth Fund - Class A were absorbed voluntarily by INVESCO pursuant to a commitment between the Fund and INVESCO. This commitment may be changed at any time following consultation with the board of trustees. After absorption, but excluding any expense offset arrangements, the Fund's Class A shares' Other Expenses and Total Annual Fund Operating Expenses were 0.30% and 1.65%, respectively, of the Fund's average net assets attributable to Class A shares.
(9) Certain expenses of Mid-Cap Growth Fund - Class B were absorbed voluntarily by INVESCO pursuant to a commitment between the Fund and INVESCO. This commitment may be changed at any time following consultation with the board of trustees. After absorption, but excluding any expense offset arrangements, the Fund's Class B shares' Other Expenses and Total Annual Fund Operating Expenses were 0.30% and 2.30%, respectively, of the Fund's average net assets attributable to Class B shares.
(10) Certain expenses of Mid-Cap Growth Fund - Class C were absorbed voluntarily by INVESCO pursuant to a commitment between the Fund and INVESCO. This commitment may be changed at any time following consultation with the board of trustees. After absorption, but excluding any expense offset arrangements, the Fund's Class C shares' Other Expenses and Total Annual Fund Operating Expenses were 0.30% and 2.30%, respectively, of the Fund's average net assets attributable to Class C shares.
(11) Based on estimated expenses for current fiscal year.
(12) Certain expenses of Mid-Cap Growth Fund - Class K will be absorbed voluntarily by INVESCO pursuant to a commitment between the Fund and INVESCO. This commitment may be changed at any time following consultation with the board of trustees. After absorption, but excluding any expense offset arrangements, the Fund's Class K shares' Other Expenses and Total Annual Fund Operating Expenses are estimated to be 0.30% and 1.75%, respectively, of the Fund's average net assets attributable to Class K shares.
(13) To limit expenses, the Advisor has contractually obligated itself to waive fees and bear any expenses through July 31, 2004 that would cause the ratio of expenses to average net assets to exceed 2.00% for Investor Class, 2.10% for Class A shares, 2.75% for each of Class B and Class C shares, and 2.20% for Class K shares.

EXPENSE EXAMPLE

The Example is intended to help you compare the cost of investing in the Investor Class, Class A, Class B, Class C, and Class K shares of the Fund to the cost of investing in other mutual funds.

The Example assumes that you invested $10,000 in Investor Class, Class A, Class B, Class C, or Class K shares of the Fund for the time periods indicated, that you redeem all of your shares at the end of those periods, and that you keep your shares. The Example also assumes that your investment had a hypothetical 5% return each year and that the Fund's Investor Class, Class A, Class B, Class C, and Class K shares' operating expenses remain the same. Although the actual costs and performance of the Fund's Investor Class, Class A, Class B, Class C, or Class K shares may be higher or lower, based on these assumptions your costs would be:

                                     1 YEAR     3 YEARS     5 YEARS    10 YEARS
Investor Class(1)                     $203        $949      $1,716     $3,733
Class A(1),(2)                        $751      $1,302      $1,878     $3,433
Class B - With Redemption(1),(2)      $778      $1,347      $2,035     $3,690(3)
Class B - Without Redemption(1)       $278      $1,047      $1,835     $3,690(3)
Class C - With Redemption(1),(2)      $378      $1,080      $1,901     $4,034
Class C - Without Redemption(1)       $278      $1,080      $1,901     $4,034
Class K(1)                            $223        $826      $1,454     $3,147

(1) Class expenses remain the same for each period (except that the Example reflects the contractual expense reimbursements by the Advisor for the one-year period and the first year of the three-, five-, and ten-year periods).
(2) Based on initial sales charge for Class A shares at the beginning of each period shown and CDSC charges for Class B and C shares based on redemptions at the end of each period shown. Please see "How To Buy Shares."
(3) Assumes conversion of Class B to Class A at the end of the eighth year. Please see "How To Buy Shares."

[ARROWS ICON]  INVESTMENT RISKS

You should determine the level of risk with which you are comfortable before you invest. The principal risks of investing in any mutual fund, including the Fund, are:

BEFORE INVESTING IN THE FUND, YOU SHOULD DETERMINE THE LEVEL OF RISK WITH WHICH YOU ARE COMFORTABLE. TAKE INTO ACCOUNT FACTORS LIKE YOUR AGE, CAREER, INCOME LEVEL, AND TIME HORIZON.

NOT INSURED. Mutual funds are not insured by the FDIC or any other government agency, unlike bank deposits such as CDs or savings accounts.

NO GUARANTEE. No mutual fund can guarantee that it will meet its investment objectives.

POSSIBLE LOSS OF INVESTMENT. A mutual fund cannot guarantee its performance, nor assure you that the market value of your investment will increase. You may lose the money you invest, and the Fund will not reimburse you for any of these losses.

VOLATILITY. The price of your mutual fund shares will increase or decrease with changes in the value of the Fund's underlying investments and changes in the equity markets as a whole.

NOT A COMPLETE INVESTMENT PLAN. An investment in any mutual fund does not constitute a complete investment plan. The Fund is designed to be only a part of your personal investment plan.

[ARROWS ICON]  PRINCIPAL RISKS ASSOCIATED WITH THE FUND

You should consider the special risk factors discussed below associated with the Fund's policies in determining the appropriateness of investing in the Fund. See the Statement of Additional Information for a discussion of additional risk factors.

MARKET RISK

Equity stock prices vary and may fall, thus reducing the value of the Fund's investments. Certain stocks selected for the Fund's portfolio may decline in value more than the overall stock market. In general, the securities of mid-sized businesses are less volatile than those of small businesses. The Fund is free to invest in smaller companies or those that may otherwise be more volatile.

LIQUIDITY RISK

The Fund's portfolio is liquid if the Fund is able to sell the securities it owns at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Investments in smaller companies or in foreign companies or companies in emerging markets are subject to a variety of risks, including potential lack of liquidity.

COUNTERPARTY RISK

This is a risk associated primarily with repurchase agreements and some derivatives transactions. It is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the Fund.

FOREIGN SECURITIES RISKS

Investments in foreign and emerging markets carry special risks, including currency, political, regulatory, and diplomatic risks. The Fund may invest up to 100% of its assets in securities of non-U.S. issuers.

     CURRENCY RISK. A change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of the Fund's investment in a security valued in the foreign currency, or based on that currency value.

     POLITICAL RISK. Political actions, events, or instability may result in unfavorable changes in the value of a security.

     REGULATORY RISK. Government regulations may affect the value of a security. In foreign countries, securities markets that are less regulated than those in the U.S. may permit trading practices that are not allowed in the U.S.

     DIPLOMATIC RISK. A change in diplomatic relations between the U.S. and a foreign country could affect the value or liquidity of investments.

LACK OF TIMELY INFORMATION RISK

Timely information about a security or its issuer may be unavailable, incomplete, or inaccurate. This risk is more common to securities issued by foreign companies and companies in emerging markets than it is to the securities of U.S.-based companies.

                -------------------------------------------------

Although the Fund generally invests in publicly traded equity securities, the Fund also may invest in other types of securities and other financial instruments indicated in the chart below. Although these investments typically are not part of the Fund's principal investment strategy, they may constitute a significant portion of the Fund's portfolio, thereby possibly exposing the Fund and its investors to the following additional risks.

--------------------------------------------------------------------------------
INVESTMENT                                   RISKS
--------------------------------------------------------------------------------
AMERICAN DEPOSITARY RECEIPTS (ADRs)          Market, Information, Political,
These are securities issued by U.S.          Regulatory, Diplomatic, Liquidity,
banks that represent shares of foreign       and Currency Risks
corporations held by those banks.
Although traded in U.S. securities
markets and valued in U.S. dollars, ADRs
carry most of the risks of investing
directly in foreign securities.
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS                        Counterparty Risk
A contract under which the seller of a
security agrees to buy it back at an
agreed-upon price and time in the future.


--------------------------------------------------------------------------------

[ARROWS ICON]  TEMPORARY DEFENSIVE POSITIONS

When securities markets or economic conditions are unfavorable or unsettled, we might try to protect the assets of the Fund by investing in securities that are highly liquid, such as high-quality money market instruments like short-term U.S. government obligations, commercial paper or repurchase agreements, even though that is not the normal investment strategy of the Fund. We have the right to invest up to 100% of the Fund's assets in these securities, although we are unlikely to do so. Even though the securities purchased for defensive purposes often are considered the equivalent of cash, they also have their own risks. Investments that are highly liquid or comparatively safe tend to offer lower returns. Therefore, the Fund's performance could be comparatively lower if it concentrates in defensive holdings.

[ADVISOR ICON]  FUND MANAGEMENT

INVESCO, AIM, INVESCO INSTITUTIONAL AND ADI ARE SUBSIDIARIES OF AMVESCAP PLC, AN INTERNATIONAL INVESTMENT MANAGEMENT COMPANY THAT MANAGES MORE THAN $318.5 BILLION IN ASSETS WORLDWIDE. AMVESCAP IS BASED IN LONDON, WITH MONEY MANAGERS LOCATED IN EUROPE, NORTH AND SOUTH AMERICA, AND THE FAR EAST.

INVESTMENT ADVISOR

INVESCO, located at 4350 South Monaco Street, Denver, Colorado, is the investment advisor of the Fund. INVESCO was founded in 1932 and manages over $19.2 billion for 2,756,061 shareholder accounts of 48 INVESCO mutual funds as of June 30, 2003. INVESCO performs a wide variety of other services for the Fund, including administrative, accounting and legal and compliance services.

Subject to shareholder approval at a special meeting of shareholders to be held on October 21, 2003, the Board of Trustees of the Trust have approved for the Fund, a new investment advisory agreement between AIM and the Fund under which AIM will serve as the investment advisor for the Fund, and a new sub-advisory agreement between AIM and INVESCO Institutional under which INVESCO Institutional will serve as sub-advisor for the Fund. INVESCO Institutional is an affiliate of INVESCO. If approved by the Fund's shareholders, the new advisory agreement with AIM, and the new sub-advisory agreement with INVESCO Institutional, will become effective on November 5, 2003. AIM is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. AIM has acted as an investment advisor since its organization in 1976. Today, AIM, together with its subsidiaries, the Advisor manages over 190 investment portfolios, encompassing a broad range of investment objectives. INVESCO Institutional is located at INVESCO Realty Advisors division, One Lincoln Center, 5400 LBJ Freeway/LB2, Suite 700, Dallas TX 75240. As sub-advisor, INVESCO Institutional would be responsible for the Fund's day-to-day management, including the Fund's investment decisions and the execution of securities transactions wiht respect to the Fund.

ADI is the Fund's distributor and is responsible for the sale of the Funds' shares.

INVESCO, AIM, INVESCO Institutional and ADI are subsidiaries of AMVESCAP PLC.

The Fund paid 1.00% of its average net assets to INVESCO in the fiscal year ended April 30, 2003.

[ADVISOR ICON]  PORTFOLIO MANAGERS

The following individuals are primarily responsible for the day-to-day management of the Fund's portfolio holdings:

MICHELLE FENTON is a Portfolio Manager of INVESCO Dynamics Fund and INVESCO Mid-Cap Growth Fund. Michelle is also a Portfolio Manager for the INVESCO Technology Fund. She is a CFA charterholder. Michelle has more than eight years of investment industry experience. Before joining the investment division of INVESCO in 1998, Michelle worked at Berger Funds as an equity analyst. Prior to that, she was a research analyst at Smith Barney. Michelle received her bachelor's degree in finance from Montana State University.


TIMOTHY J. MILLER, Chief Investment Officer and a director and senior vice president of INVESCO, is the portfolio manager of the Fund. Before joining INVESCO in 1992, Tim was a portfolio manager with Mississippi Valley Advisors. He is a CFA charterholder. Tim holds an M.B.A. from the University of Missouri - St. Louis and a B.S.B.A. from St. Louis University.

[ADVISOR ICON]  POTENTIAL REWARDS

NO SINGLE FUND SHOULD REPRESENT YOUR COMPLETE INVESTMENT PROGRAM NOR SHOULD YOU ATTEMPT TO USE THE FUND FOR SHORT-TERM TRADING PURPOSES.

The Fund offers shareholders the potential to increase the value of their capital over time. Like most mutual funds, the Fund seeks to provide higher returns than the market or its competitors, but cannot guarantee that performance.

SUITABILITY FOR INVESTORS

Only you can determine if an investment in the Fund is right for you based upon your own economic situation, the risk level with which you are comfortable and other factors. In general, the Fund is most suitable for investors who:
o  are willing to grow their capital over the long term (at least five years).
o understand that shares of the Fund can, and likely will, have daily price fluctuations.

o are investing through tax-deferred retirement accounts, such as traditional and Roth Individual Retirement Accounts ("IRAs"), as well as employer-sponsored qualified retirement plans, including 401(k)s and 403(b)s, all of which have longer investment horizons.

You probably do not want to invest in the Fund if you are:
o  primarily seeking current dividend income.
o  unwilling to accept potential daily changes in the price of Fund shares.
o  speculating on short-term fluctuations in the stock markets.

[ADVISOR ICON]  SHARE PRICE

CURRENT MARKET VALUE OF FUNDS ASSETS
+ ACCRUED INTEREST AND DIVIDENDS
- FUND DEBTS,
INCLUDING ACCRUED EXPENSES
--------------------------
/ NUMBER OF SHARES
= YOUR SHARE PRICE (NAV)

The value of your Fund shares is likely to change daily. This value is known as the Net Asset Value per share, or NAV. The Advisor determines the market value of each investment in the Fund's portfolio each day that the New York Stock Exchange ("NYSE") is open, at the close of the regular trading day on that exchange (normally 4:00 p.m. Eastern time), except that securities traded primarily on the Nasdaq Stock Market ("Nasdaq") are normally valued by the Fund at the Nasdaq Official Closing Price provided by Nasdaq each business day. Shares of the Fund are not priced on days when the NYSE is closed, which generally is on weekends, most national holidays in the U.S., and Good Friday.

NAV is calculated by adding together the current market price of all of the Fund's investments and other assets, including accrued interest and dividends; subtracting the Fund's debts, including accrued expenses; and dividing that dollar amount by the total number of the Fund's outstanding shares. Because their expenses vary, NAV is calculated separately for each class.

All purchases, sales, and exchanges of Fund shares are made by the Advisor at the NAV next calculated after the Advisor receives proper instructions from you, your financial intermediary, or plan or program sponsor. Instructions must be received by the Advisor no later than the close of the NYSE to effect transactions at that day's NAV. If the Advisor receives instructions from you, your financial intermediary, or plan or program sponsor after that time, the instructions will be processed at the NAV calculated after receipt of these instructions. Financial institutions that process customer transactions through the National Securities Clearing Corporation's Fund/SERV and Networking facilities must obtain their customers' permission for each transaction, and each financial institution retains responsibility to its customers for any errors or irregularities related to these transactions.

Foreign securities exchanges, which set the prices for foreign securities held by the Fund, are not always open the same days as the NYSE, and may be open for business on days the NYSE is not. For example, Thanksgiving Day is a holiday observed by the NYSE and not by overseas exchanges. In this situation, the Fund would not calculate NAV on Thanksgiving Day (and the Advisor would not buy, sell, or exchange shares for you on that day), even though activity on foreign exchanges could result in changes in the value of investments held by the Fund on that day.

[ADVISOR ICON]  HOW TO BUY SHARES

TO BUY SHARES AT THAT DAY'S CLOSING PRICE, YOU MUST CONTACT US BEFORE THE CLOSE OF THE NYSE, NORMALLY 4:00 P.M. EASTERN TIME.

The Fund offers multiple classes of shares. The chart in this section shows several convenient ways to invest in the shares of the Fund if you invest directly through ADI. If you invest in the Fund through a financial intermediary, please consult the financial intermediary, or with respect to Class K shares, the plan or program sponsor, for more information on how to purchase shares of the Fund. You may be charged a commission or transaction fee by the financial intermediary or plan or program sponsor for purchase of Fund shares.

With the exception of Class A shares, there is no charge to invest directly through ADI. Class A shares are subject to a front-end sales charge. For more information on this charge, please see the subsection entitled "Sales Charges." If you buy $1,000,000 or more of Class A shares and redeem the shares within eighteen months from the date of purchase, you may pay a 1% CDSC at the time of redemption. If you are a qualified plan and elect to receive a dealer concession, you may pay a CDSC of 1% on your Class A shares if the plan is redeemed within twelve months from initial deposit in the plan's ADI account. If you are a qualified plan and elect to forego the dealer concession, you will not be charged a CDSC. With respect to redemption of Class B shares held six years or less, a CDSC of 1% - 5% of the lower of the total original cost or current market value of the shares may be assessed. With respect to redemption of Class C shares held twelve months or less, a CDSC of 1% of the lower of the total original cost or current market value of the shares may be assessed. With respect to Class K shares, if you are a qualified plan and elect to receive a dealer concession, you may pay a CDSC of 0.70% on your Class K shares if the plan is redeemed within twelve months from initial deposit in the plan's ADI account. If you are a qualified plan and elect to forego the dealer concession, you will not be charged a CDSC. For a non-qualified plan, in determining whether a CDSC applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a CDSC, followed by shares held the longest in the shareholder's account. These charges are not assessed upon Class A, B, C, or K shares acquired through reinvestment of dividends or other distributions, or Class A, B, C, or K shares exchanged for the same class of another INVESCO Fund. For more information on CDSC charges, please see the subsection of the Prospectus entitled "Choosing A Share Class" and the section of the Statement of Additional Information entitled "Distributor - Sales Charges and Dealer Concessions."

For all new accounts, please send a completed application form and specify the fund or funds and class or classes of shares you wish to purchase. If you do not specify a fund or funds, your initial investment and any subsequent purchases will automatically go into INVESCO Cash Reserves Fund - Class A, a series of INVESCO Money Market Funds, Inc. You will receive a confirmation of this transaction and may contact AIM Investment Services, Inc. ("AIS"), the Funds' transfer agent, to exchange into the fund you choose.

A share of each class represents an identical interest in the Fund and has the same rights, except that each class bears its own distribution and shareholder servicing charges, and other expenses. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee or service fee, if applicable, and the other expenses payable by that class.

AIS reserves the right to increase, reduce, or waive the Fund's minimum investment requirements in its sole discretion, if it determines this action is in the best interests of the Fund's shareholders. AIS also reserves the right in its sole discretion to reject any order to buy Fund shares, including purchases by exchange.

Please remember that if you pay by check, Automated Clearing House ("ACH"), or wire and your funds do not clear, you will be responsible for any related loss to the Fund or AIS. If you are already an INVESCO funds shareholder, the Fund may seek reimbursement for any loss from your existing account(s).

MINIMUM INITIAL INVESTMENT. $1,000, which is waived for regular investment plans, including EasiVest and Direct Payroll Purchase, and certain retirement plans, including IRAs.

MINIMUM SUBSEQUENT INVESTMENT. $50 (Minimums are lower for certain retirement plans.)

The following chart shows several ways to invest in the Fund if you invest directly through ADI.

METHOD                       INVESTMENT MINIMUM       PLEASE REMEMBER
--------------------------------------------------------------------------------
BY CHECK                      1,000 for regular       AIS does not accept
Mail to:                      accounts; $250 or an    cash, credit cards,
AIM Investment Services, Inc. IRA. $50 for each       travelers' cheques, credit
[ADDRESS]                     subsequent investment.  card checks, instant loan
                                                      checks, money orders, or
You may send your check by                            third party checks unless
overnight courier to:                                 they are from another
[ADDRESS]                                             financial institution
                                                      related to a retirement
                                                      plan transfer.
--------------------------------------------------------------------------------
BY WIRE                       $1,000 for regular
You may send your payment     accounts; $250 for an
by bank wire (call            IRA. $50 for each
1-800-959-4246 for           subsequent investment.
instructions).
--------------------------------------------------------------------------------
BY TELEPHONE WITH ACH         $1,000 for regular      You must provide your bank
Call 1-800-525-8085 to        accounts; $250 for an   account information to
request your purchase.        IRA. $50 for each       AIS prior to using
Upon your telephone           subsequent investment.  this option.
instructions,  AIS
will move money from your
designated bank/credit
union checking or savings
account in order to
purchase shares.
--------------------------------------------------------------------------------
BY INTERNET (INVESTOR         $1,000 for regular      You will need a Web
CLASS - GRANDFATHERED         accounts; $250 for an   browser to use this
INVESTORS ONLY)               IRA; $50 for each       service. Internet
Go to the AIM's Web site      subsequent investment.  transactions are limited
at aiminvestments.com                                 to a maximum of $25,000.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
REGULAR INVESTING WITH        $50 per month for       Like all regular
EASIVEST OR DIRECT            EasiVest; $50 per pay   investment plans, neither
PAYROLL PURCHASE              period for Direct       EasiVest nor Direct
You may enroll on your        Payroll Purchase. You   Payroll Purchase ensures a
fund application, or call     may start or stop your  profit or protects against
us for a separate form and    regular investment      loss in a falling market.
more details. Investing       plan at any time with   Because you'll invest
the same amount on a          two weeks' notice to    continually, regardless of
monthly basis allows you      AIS.                    varying price levels,
to buy more shares when                               consider your financial
prices are low and fewer                              ability to keep buying
shares when prices are                                through low price levels.
high. This "dollar cost                               And remember that you will
averaging" may help                                   lose money if you redeem
offset market fluctuations.                           your shares when the
Over a period of time,                                market value of all your
your average cost per                                 shares is less than their
share may be less than the                            cost.
actual average net asset
value per share.
--------------------------------------------------------------------------------
BY PERSONAL ACCOUNT LINE      $50 for subsequent      You must provide your bank
WITH ACH                      investments.            account information to
Automated transactions by                             AIS prior to using this
telephone are available                               option. Automated
subsequent purchases and                              transactions are limited
exchanges 24 hours a day.                             to a maximum of $25,000.
Simply call 1-800-424-8085.

METHOD                       INVESTMENT MINIMUM       PLEASE REMEMBER
--------------------------------------------------------------------------------
BY EXCHANGE                  $1,000 for regular       See "Exchange Policy."
Between the same class of    accounts; $250 for an
any two INVESCO funds or     IRA; $50 for each
certain classes of AIM       subsequent investment.
funds. Call 1-800-535-8085
for prospectuses of other
INVESCO funds. Exchanges
may be made by phone or at
AIM's Web site at
aiminvestments.com. You may
also establish an automatic
monthly exchange service
between two INVESCO funds;
or certain classes of AIM
Funds; call us for further
details and the correct
form.

GRANDFATHERED INVESTORS. Investor Class shares of the Fund can be purchased only by:
o Persons or entities who had established an account in any of the funds managed and distributed by INVESCO in Investor Class shares prior to April 1, 2002 and have continuously maintained such account in Investor Class shares since April 1, 2002;
o Any person or entity listed in the account registration for any INVESCO Funds account in Investor Class shares that has been established prior to April 1, 2002 and continuously maintained since April 1, 2002, such as joint owners, trustees, custodians, and designated beneficiaries;
o Customers of certain financial institutions, wrap accounts or other fee-based advisory programs, or insurance company separate accounts, which have had relationships with INVESCO and/or any of the INVESCO Funds' Investor Class shares prior to April 1, 2002 and continuously maintained such relationships since April 1, 2002;
o  Defined benefit, defined contribution, and deferred compensation plans; and
o INVESCO or AIM employees, INVESCO Funds directors, AIM Funds trustees, AMVESCAP employees, AMVESCAP directors, and their immediate families.

For more detailed information about eligibility, please call 1-800-525-8085. If you hold INVESCO Funds Investor Class shares through a broker/dealer or other financial institution, your eligibility to purchase Investor Class shares may differ depending on that institution's policies.

EXCHANGE POLICY. You may exchange your shares in any of the Funds for shares of the same class of another INVESCO fund or into certain classes of another AIM fund, as described in the table below, on the basis of their respective NAVs at the time of the exchange.

FUND EXCHANGES CAN BE A CONVENIENT WAY FOR YOU TO DIVERSIFY YOUR INVESTMENTS, OR TO REALLOCATE YOUR INVESTMENTS WHEN YOUR OBJECTIVES CHANGE.

--------------------------------------------------------------------------------
    Shareholders invested in the       Will be offered the ability to exchange
  following classes of the INVESCO      into the following classes of the AIM
               Funds:                                   Funds:
--------------------------------------------------------------------------------
o  Investor Class Shares               o  Class A Shares of Category I and II
                                          AIM Funds and AIM Tax-Exempt Cash Fund
o  Class A Shares(1)
                                       o  Class A3 Shares of all AIM Funds

                                       o  AIM Cash Reserve Shares of AIM
                                          Money Market Fund
--------------------------------------------------------------------------------
o  Class B Shares                      o  Class B Shares of all AIM Funds,
                                          with the exception of AIM Floating
                                          Rate Fund
--------------------------------------------------------------------------------
o  Class C Shares                      o  Class C Shares of all AIM Funds,
                                          with the exception of AIM Floating
                                          Rate Fund
--------------------------------------------------------------------------------
o  Institutional Class Shares          o  Institutional Class Shares of all
                                          AIM Retail Funds
--------------------------------------------------------------------------------
o  Class K Shares                      o  There is currently no like class of
                                          shares offered by the AIM Funds
--------------------------------------------------------------------------------
o  Class R Shares                      o  Class R Shares of [all AIM Funds]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    Shareholders invested in the       Will be offered the ability to exchange
 following classes of the AIM Funds:   into the following classes of the INVESCO
                                                        Funds:
--------------------------------------------------------------------------------
o  Class A Shares of all AIM           o  Class A Shares of all INVESCO Funds(2)
   Funds, with the exception of
   Class A Shares of Category III
   Funds purchased at net asset
   value
--------------------------------------------------------------------------------
o  Class A3 Shares of the AIM
   Funds

o  AIM Cash Reserve Shares of AIM
   Money Market Fund
--------------------------------------------------------------------------------
o  Class B Shares of all AIM Funds     o  Class B Shares of all INVESCO Funds
--------------------------------------------------------------------------------
o  Class C Shares of all AIM Funds     o  Class C Shares of all INVESCO Funds
--------------------------------------------------------------------------------

o  Institutional Class Shares of       o  Institutional Class Shares of all
   all AIM Retail Funds                   INVESCO Funds

--------------------------------------------------------------------------------
o  Class R Shares                      o  Class R Shares of [INVESCO
                                          International Core Equity Fund]
--------------------------------------------------------------------------------

Before making any exchange, be sure to review the prospectuses of the funds involved and consider the differences between the funds. Also, be certain that you qualify to purchase certain classes of shares in the new fund. An exchange is the sale of shares from one fund immediately followed by the purchase of shares in another. Therefore, any gain or loss realized on the exchange is recognizable for federal income tax purposes (unless, of course, you or your account qualifies as tax-deferred under the Internal Revenue Code). If the shares of the fund you are selling have gone up in value since you bought them, the sale portion of an exchange may result in taxable income to you.

You will not pay a sales charge when exchanging Class B shares for other Class B shares, Class C shares for other Class C shares, or Class K shares for other Class K shares. If you make an exchange involving Class B, Class C, or Class K

--------
(1) Class A Shares that are subject to a CDSC will not be exchangeable for shares of AIM Tax-Exempt Cash Fund or AIM Money Market Fund.

(2) The shareholder would be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which he or she was exchanging. Neither AIM Cash Reserve Shares of AIM Money Market Fund nor Class A Shares of AIM Tax-Exempt Cash Fund will be exchangeable for Class A Shares of an INVESCO Fund that are subject to a CDSC.

shares, the amount of time you held the original shares will be added to the holding period of the Class B, Class C, or Class K shares, respectively, into which you exchanged for the purpose of calculating any CDSC that may be assessed upon a subsequent redemption.

We have the following policies governing all exchanges:
o Both fund accounts involved in the exchange must be registered in exactly the same name(s) and Social Security or federal tax I.D. number(s).
o You are limited to a maximum of 10 exchanges per calendar year per shareholder account for all funds held by you under that account. Because excessive short-term trading or market-timing activity can hurt fund performance, if you exceed that limit, or if a fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one fund and into (purchase) another fund.
o The Fund reserves the right to reject any exchange request, or to modify or terminate the exchange policy, if it is in the best interests of the Fund. Notice of all such modifications or terminations that affect all shareholders of the Fund will be given at least sixty days prior to the effective date of the change, except in unusual instances, including a suspension of redemption of the exchanged security under Section 22(e) of the Investment Company Act of 1940.

In addition, the ability to exchange may be temporarily suspended at any time that sales of the fund into which you wish to exchange are temporarily stopped.

CHOOSING A SHARE CLASS. In deciding which class of shares to purchase, you should consider, among other things, (i) the length of time you expect to hold your shares, (ii) the provisions of the distribution plan applicable to that class, if any, (iii) the eligibility requirements that apply to purchases of a particular class, and (iv) any services you may receive in making your investment determination. Your financial intermediary can help you decide among the various classes. Please contact your financial intermediary for several convenient ways to invest in the Fund. Class A, B, C, and K shares of the Fund are available primarily through financial intermediaries.


In addition, you should also consider the factors below:

                           Investor
                           Class        Class A                 Class B              Class C            Class K
                           -----        -------                 -------              -------            -------
Initial Sales Charge       None         5.50%                   None                 None               None
CDSC(1)                    None         1% on certain           1% - 5% for          1% for shares      0.70% on cer-
                                        purchases held less     shares held less     held less than     tain purchases
                                        than 18 months          than 6 years         12 months          held less than
                                                                                                        12 months
12b-1 Fee                  0.25%        0.35%                   1.00%                1.00%              0.45%
Conversion                 No           No                      Yes(2)               No                 No
Purchase Order Maximum     None         None                    $250,000             $1,000,000         None

(1) Please see the subsection entitled "Sales Charges" below and the section of the Fund's Statement of Additional Information entitled "Distributor - Sales Charges and Dealer Concessions" for more information regarding CDSC charges and dealer concessions.

(2) Class B shares, along with the pro rata portion of the shares' reinvested dividends and distributions, automatically convert to Class A shares at the end of the month which is eight years after the date on which such Class B shares were purchased.

INTERNET TRANSACTIONS (INVESTOR CLASS - GRANDFATHERED INVESTORS ONLY). Investors may open new accounts and exchange and redeem Investor Class shares of any INVESCO fund through the AIM's Web site. To use this service, you will need a web browser (presently Netscape version 4.0 or higher, Microsoft Internet Explorer version 4.0 or higher, or AOL version 5.0 or higher) and the ability to use the AIM's Web site. AIS will accept Internet purchase instructions only for exchanges or if the purchase price is paid to INVESCO through debiting your bank account, and any Internet cash redemptions will be paid only to the same bank account from which the payment to AIS originated. AIS imposes a limit of $25,000 on Internet purchase and redemption transactions. Other minimum transaction amounts are discussed in this Prospectus. You may also download an application to open an account from the Web site, complete it by hand, and mail it to AIS, along with a check.

AIS employs reasonable procedures to confirm that transactions entered into over the Internet are genuine. These procedures include the use of alphanumeric passwords, secure socket layering, encryption, and other precautions reasonably designed to protect the integrity, confidentiality, and security of shareholder information. In order to enter into a transaction on the AIM's Web site, you will need an account number, your Social Security number, and an alphanumeric password. If AIS follows these procedures, neither AIS, its affiliates nor any fund will be liable for any loss, liability, cost, or expense for following instructions communicated via the Internet that are reasonably believed to be genuine or that follow AIS's security procedures. By entering into the user's agreement with AIS to open an account through our Web site, you lose certain rights if someone gives fraudulent or unauthorized instructions to AIS that result in a loss to you.

SALES CHARGES (CLASS A, B, C, AND K ONLY)

Sales charges on Class A shares of the Fund are detailed below. As used below, the term "offering price" with respect to Class A shares includes the initial sales charge.

INITIAL SALES CHARGES. Class A shares of the Fund are subject to the following initial sales charges:

                                                      Investor's Sales Charge
Amount of investment                                As a % of         As a % of
in a single transaction                             offering price    investment
Less than                              $   25,000   5.50%             5.82%
$25,000                but less than   $   50,000   5.25%             5.54%
$50,000                but less than   $  100,000   4.75%             4.99%
$100,000               but less than   $  250,000   3.75%             3.90%
$250,000               but less than   $  500,000   3.00%             3.09%
$500,000               but less than   $1,000,000   2.00%             2.04%
$1,000,000             or more                      NAV               NAV

CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS A AND CLASS K SHARES. You can purchase $1,000,000 or more of Class A shares at net asset value, and the distributor may pay a dealer concession and/or a service fee for purchases of $1,000,000 or more. However, if you purchase shares worth $1,000,000 or more, they may be subject to a CDSC of 1% if you redeem them prior to eighteen months after the date of purchase. We will use the "first-in, first-out" method to determine your holding period. Under this method, the date of redemption will be compared with the earliest purchase date of shares held in your account. If your holding period is less than eighteen months, the CDSC may be assessed on the amount of the lower of the total original cost or current market value of the shares. For qualified plans investing in Class A shares, you may pay a CDSC of 1% if the plan is redeemed within twelve months from initial deposit in the plan's ADI account. For qualified plans investing in Class K shares, you may pay a CDSC of 0.70% if the plan is redeemed within twelve months from initial deposit in the plan's ADI account.

CDSC FOR CLASS B AND CLASS C SHARES. You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages. If your holding period is less than six years for Class B shares and thirteen months for Class C shares, the CDSC may be assessed on the amount of the lower of the total original cost or current market value of the shares.


Year since
purchase made                       Class B               Class C
First                               5%                    1%
Second                              4%                    None
Third                               3%                    None
Fourth                              3%                    None
Fifth                               2%                    None
Sixth                               1%                    None
Seventh and following               None(1)               None

(1) Class B shares, along with the pro rata portion of the shares' reinvested dividends and distributions, automatically convert to Class A shares at the end of the month which is eight years after the date on which such Class B shares were purchased.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS. You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

     REDUCED SALES CHARGES. You may be eligible to buy Class A shares at reduced initial sales charge rates under Right of Accumulation or Letter of Intent under certain circumstances.

          RIGHTS OF ACCUMULATION. You may combine your new purchases of Class A shares of an AIM Fund or an INVESCO Fund with AIM Fund and/or INVESCO

          Fund shares currently owned (Class A, B, C, K or R)for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other shares you own.

          Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of AIM Floating Rate Fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant ot Rights of Accumulation described above.

          LETTER OF INTENT. Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of the Fund during a thirteen-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the thirteen-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

     INITIAL SALES CHARGE/CDSC EXCEPTIONS

     You will not pay initial sales charges:
     o  on shares purchased by reinvesting dividends and distributions;
     o  when exchanging shares of the same class among certain INVESCO funds;
     o  when using the reinstatement privilege;
     o when a merger, consolidation, or acquisition of assets of an INVESCO fund occurs; and
     o  upon automatic conversion of Class B to Class A.

     You will not pay a CDSC:
     o  if you purchase less than $1,000,000 of Class A shares;
     o if you purchase $1,000,000 or more of Class A shares and hold those shares for more than eighteen months;
     o  if you redeem Class B shares you held for more than six years;
     o  if you redeem Class C shares you held for more than twelve months;
     o if you participate in the periodic withdrawal program and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period. The value of your shares, and applicable twelve-month period, will be calculated based upon the value of your account on, and the date of, the first periodic withdrawal;
     o if you redeem shares acquired through reinvestment of dividends and distributions;
     o if you are a participant in a qualified retirement plan and redeem Class C shares or Class K shares in order to fund a distribution;
     o if you are a qualified plan investing in Class A shares or Class K shares and elect to forego any dealer concession;
     o  on increases in the net asset value of your shares;
     o  to pay account fees;
     o for IRA distributions due to death or disability or periodic distribution based on life expectancy;
     o to return excess contributions (and earnings, if applicable) from retirement plan accounts; or
     o for redemptions following the death of a shareholder or beneficial owner.

There may be other situations when you may be able to purchase or redeem shares at reduced or no sales charges. Consult the Fund's Statement of Additional Information for further details.

DISTRIBUTION EXPENSES. The Fund has adopted a Master Distribution Plan and Agreement (commonly known as a "12b-1 Plan") for each class of shares of the Fund. The 12b-1 fees paid by the Fund's classes of shares are used to pay distribution and service fees to ADI for the sale and distribution of the Fund's shares and to pay for services provided to shareholders. These services include compensation to financial intermediaries that sell Fund shares and/or service shareholder accounts. Because the Fund's shares pay these fees out of their assets on an ongoing basis, these fees increase the cost of your investment.

Under each Plan, payments are limited to an amount computed at each class's applicable 12b-1 fee. If distribution expenses for a class exceed these computed amounts, ADI pays the difference. Conversely, if distribution fees are less than computed amounts, ADI retains the difference.

[ADVISOR ICON]  YOUR ACCOUNT SERVICES

With the exception of householding, the following information pertains only to shareholders who hold their shares directly through ADI.

SHAREHOLDER ACCOUNTS. AIS maintains your share account, which contains your current Fund holdings. The Fund does not issue share certificates.

INVESCO PROVIDES YOU WITH SERVICES DESIGNED TO MAKE IT SIMPLE FOR YOU TO BUY, SELL, OR EXCHANGE YOUR SHARES OF ANY INVESCO MUTUAL FUND.

QUARTERLY INVESTMENT SUMMARIES. Each calendar quarter, you receive a written statement which consolidates and summarizes account activity and value at the beginning and end of the period for each of your funds.

TRANSACTION CONFIRMATIONS. You receive detailed confirmations of individual purchases, exchanges, and sales. If you choose certain recurring transaction plans (for instance, EasiVest), your transactions are confirmed on your quarterly Investment Summaries.

TELEPHONE TRANSACTIONS. You and your financial intermediary or plan or program sponsor may buy, exchange, and sell Fund shares by telephone, unless these privileges are specifically declined when the new account Application is filled out.

YOU CAN CONDUCT MOST TRANSACTIONS AND CHECK ON YOUR ACCOUNT THROUGH OUR TOLL-FREE TELEPHONE NUMBER. YOU MAY ALSO ACCESS PERSONAL ACCOUNT INFORMATION AT AIM'S WEB SITE, AIMINVESTMENTS.COM.

Unless you decline the telephone transaction privileges, when you fill out and sign the new account Application, a Telephone Transaction Authorization Form, or use your telephone transaction privileges, you lose certain rights if someone gives fraudulent or unauthorized instructions to AIS that result in a loss to you. In general, if AIS has followed reasonable procedures, such as recording telephone instructions and sending written transaction confirmations, AIS is not liable for following telephone instructions that it believes to be genuine. Therefore, you have the risk of loss due to unauthorized or fraudulent instructions.

HOUSEHOLDING. To save money for the Funds, you may receive only one copy of a prospectus or financial report to each household address. This process, known as "householding," is used for most required shareholder mailings. It does not apply to account statements. You may, of course, request an additional copy of a prospectus or financial report at any time by calling or writing AIS. You may also request that householding be eliminated from all your required mailings.

IRAS AND OTHER RETIREMENT PLANS. Shares of any INVESCO or AIM mutual fund may be purchased for IRAs and many other types of tax-deferred retirement plans. Please call AIS for information and forms to establish or transfer your existing retirement plan or account.

[ADVISOR ICON]  HOW TO SELL SHARES

The chart in this section shows several convenient ways to sell your Fund shares if you invest directly through ADI. If you invest in the Fund through a financial intermediary, please consult your financial intermediary, or with respect to Class K shares, the plan or program sponsor, for information on how to sell shares of the Fund. You may be charged a commission or transaction fee by your financial intermediary or plan or program sponsor for sales of Fund shares. Shares of the Fund may be sold at any time at the next NAV calculated after your request to sell is received by AIS in proper form. Depending on Fund performance, the NAV at the time you sell your shares may be more or less than the price you paid to purchase your shares.

Various fees may apply to Fund redemptions. You may be charged a CDSC at the time of redemption, depending on how long you have held your shares. If you buy $1,000,000 or more of Class A shares and redeem the shares within eighteen months from the date of purchase, you may pay a 1% CDSC at the time of redemption. If you are a qualified plan and elect to receive a dealer concession, you may pay a CDSC of 1% on your Class A shares if the plan is redeemed within twelve months from initial deposit in the plan's ADI account. If you are a qualified plan and elect to forego the dealer concession, you will not be charged a CDSC. With respect to redemption of Class B shares held six years or less, a CDSC of 1% - 5% of the lower of the total original cost or current market value of the shares may be assessed. With respect to redemption of Class C shares held twelve months or less, a CDSC of 1% of the lower of the total original cost or curerent market value of the shares may be assessed. For a non-qualified plan, in determining whether a CDSC applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a CDSC, followed by shares held the longest in the shareholder's account. These charges are not assessed upon Class A, B or C shares acquired through reinvestment of dividends or other distributions, or Class A, B or C shares exchanged for the same class of another INVESCO Fund or certain classes of another AIM Fund as set forth under the section entitled "Exchange Policy." For more information on CDSC charges, please see the subsection of the Prospectus entitled "Choosing A Share Class" and the section of the Statement of Additional Information entitled "Distributor - Sales Charges and Dealer Concessions."

TO SELL SHARES AT THAT DAY'S CLOSING PRICE, YOU MUST CONTACT US BEFORE 4:00 P.M. EASTERN TIME.

If you own shares in more than one INVESCO fund, please specify the fund whose shares you wish to sell and specify the class of shares. Remember that any sale or exchange of shares in a non-retirement account will likely result in a taxable gain or loss.

While AIS attempts to process telephone redemptions promptly, there may be times -- particularly in periods of severe economic or market disruption -- when you may experience delays in redeeming shares by telephone.

AIS usually forwards the proceeds from the sale of Fund shares within seven days after we receive your request to sell in proper form. However, payment may be postponed under unusual circumstances -- for instance, if normal trading is not taking place on the NYSE, or during an emergency as defined by the Securities and Exchange Commission. If your fund shares were purchased by a check which has not yet cleared, payment will be made promptly when your purchase check does clear; that can take up to twelve business days.

If you participate in EasiVest, the Fund's automatic monthly investment program, and sell all of your shares in your account, we will not make any additional EasiVest purchases unless you give us other instructions.

Because of the Fund's expense structure, it costs as much to handle a small account as it does to handle a large one. If the value of your account in the Fund falls below $250 as a result of your actions (for example, sale of your Fund shares), the Fund reserves the right to sell all of your shares, send the proceeds of the sale to you and close your account. Before this is done, you will be notified and given sixty days to increase the value of your account to $250 or more.

REDEMPTION FEES. Except for any applicable CDSC, we will not charge you any fees to redeem your shares; however, your financial intermediary may charge service fees for handling these transactions.

REINSTATEMENT PRIVILEGE (CLASS A AND CLASS B ONLY). You may, within ninety days after you sell Class A or Class B shares, reinvest all or part of your redemption proceeds in Class A shares in the Fund at net asset value in an identically registered account. You will not pay any sales charges on the amount reinvested. You must notify AIS in writing at the time you reinstate that you are exercising your reinstatement privilege. You may exercise this privilege only once per calendar year.

The following chart shows several ways to sell your shares of the Fund if you invest directly through INVESCO.

METHOD                       REDEMPTION MINIMUM       PLEASE REMEMBER
--------------------------------------------------------------------------------
BY TELEPHONE                 Any amount.              You must provide an IRA
Call us toll-free at:                                 redemption form to AIS
1-800-525-8085.                                       prior to making an IRA
                                                      redemption by telephone.
                                                      AIS's telephone redemption
                                                      privileges may be modified
                                                      or terminated in the
                                                      future at AIS's
                                                      discretion. The maximum
                                                      amount which may be
                                                      redeemed by telephone is
                                                      generally $25,000.
--------------------------------------------------------------------------------
IN WRITING                   Any amount.              The redemption request
Mail your request to:                                 must be signed by all
AIM Investment Services, Inc.                         registered account owners.
[ADDRESS]                                             Payment will be mailed to
You may also send your                                your address as it appears
request by overnight                                  on AIS's records, or
courier to:                                           to a bank designated by
[ADDRESS]                                             you in writing.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BY TELEPHONE WITH ACH        Any amount.              You must provide your bank
Call 1-800-525-8085 to                                account information or IRA
request your redemption.                              redemption form to AIS
                                                      prior to using this
                                                      option. AIS will
                                                      automatically pay the
                                                      proceeds into your
                                                      designated bank account.
--------------------------------------------------------------------------------
BY INTERNET (INVESTOR        Any amount. IRA          You will need a Web
CLASS - GRANDFATHERED        redemptions are not      browser to use this
INVESTORS ONLY)              permitted via the        service. Internet
Go to AIM's Web site at      internet.                transactions are limited
aiminvestments.com.                                   to a maximum of $25,000.
                                                      AIS will automatically
                                                      pay the proceeds into your
                                                      designated bank account.
--------------------------------------------------------------------------------
BY PERSONAL ACCOUNT LINE     $50.                     Be sure to write down the
WITH ACH (INVESTOR CLASS -                            confirmation number
GRANDFATHERED INVESTORS                               provided to you. You must
ONLY)                                                 provide your bank account
Automated transactions by                             information to AIS
telephone are available                               prior to using this
for redemptions and                                   option.
exchanges 24 hours a day.
Simply call 1-800-424-8085.
--------------------------------------------------------------------------------
PERIODIC WITHDRAWAL PLAN     $100 per payment on a    You must have at least
You may call us to request   monthly or quarterly     $10,000 total invested
the appropriate form and     basis. The redemption    with the INVESCO funds
more information at          check may be made        with at least $5,000 of
1-800-525-8085.              payable to any party     that total invested in the
                             you designate.           fund from which
                                                      withdrawals will be made.
--------------------------------------------------------------------------------
PAYMENT TO THIRD PARTY       Any amount.              All registered account
Mail your request to:                                 owners must sign the
AIM Investment Services, Inc.                         request, with signature
[ADDRESS]                                             guarantees from an
                                                      eligible guarantor
                                                      financial institution,
                                                      such as a commercial bank
                                                      or a recognized national
                                                      or regional securities
                                                      firm.

[GRAPH ICON]  TAXES

Everyone's tax status is unique. We manage the Fund in an effort to provide maximum total returns to all shareholders of the Fund. The Advsor generally focuses on pre-tax results and ordinarily does not manage the Fund to minimize taxes. We may, nevertheless, take advantage of opportunities to mitigate taxes through management of capital gains and losses. We encourage you to consult your own tax adviser on the tax impact to you of investing directly or indirectly in the Fund.

TO AVOID BACKUP WITHHOLDING, BE SURE WE HAVE YOUR CORRECT SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER.

The Fund customarily distributes to its shareholders substantially all of its net investment income, net capital gains and net gains from foreign currency transactions, if any. You receive a proportionate part of these distributions, depending on the percentage of the Fund's shares that you own. These distributions are required under federal tax laws governing mutual funds. It is the policy of the Fund to distribute all investment company taxable income and net capital gains. As a result of this policy and the Fund's qualification as a regulated investment company, it is anticipated that the Fund will not pay any federal income or excise taxes. Instead, the Fund will be accorded conduit or "pass through" treatment for federal income tax purposes.

However, unless you are (or your account is) exempt from income taxes, you must include all dividends and capital gain distributions paid to you by the Fund in your taxable income for federal, state, and local income tax purposes. You also may realize capital gains or losses when you sell shares of the Fund at more or less than the price you originally paid. An exchange is treated as a sale, and is a taxable event. Dividends and other distributions usually are taxable whether you receive them in cash or automatically reinvest them in shares of the Fund or other funds.

If you have not provided AIS with complete, correct tax information, the Fund is required by law to withhold from your distributions, and any money that you receive from the sale of shares of the Fund, a backup withholding tax at the rate in effect on the date of the transaction.

Unless your account is held through a financial intermediary, we will provide you with detailed information every year about your dividends and capital gain distributions. Depending on the activity in your individual account, we may also be able to assist with cost basis figures for shares you sell.

[GRAPH ICON]  DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

The Fund earns ordinary or investment income from interest on its investments. The Fund expects to distribute substantially all of this investment income, less Fund expenses, to shareholders. Dividends from net investment income are declared daily and paid monthly at the discretion of the Trust's board of trustees.

NET INVESTMENT INCOME AND NET REALIZED CAPITAL GAINS ARE DISTRIBUTED TO SHAREHOLDERS AT LEAST ANNUALLY. DISTRIBUTIONS ARE TAXABLE WHETHER REINVESTED IN ADDITIONAL SHARES OR PAID TO YOU IN CASH (EXCEPT FOR TAX-EXEMPT OR TAX-DEFERRED ACCOUNTS).

The Fund also realizes capital gains or losses when it sells securities in its portfolio for more or less than it had paid for them. If total gains on sales exceed total losses (including losses carried forward from previous years), the Fund has a net realized capital gain. Net realized capital gains, if any, are distributed to shareholders at least annually, usually in November or December. Dividends and capital gain distributions are paid to you if you hold shares on the record date of the distribution regardless of how long you have held your shares.

Under present federal income tax laws, capital gains may be taxable at different rates, depending on how long the Fund has held the underlying investment. Short-term capital gains which are derived from the sale of assets held one year or less are taxed as ordinary income. Long-term capital gains which are derived from the sale of assets held for more than one year are taxed at up to the maximum capital gains rate, currently 20% for individuals.

The Fund's daily NAV reflects all ordinary income and realized capital gains that have not yet been distributed to shareholders. As such the Fund's NAV will drop by the amount of a distribution, net of market fluctuations, on the day the distribution is declared. If you buy shares of the Fund just before a distribution is declared, you may wind up "buying a distribution." This means that if the Fund declares a dividend or capital gain distribution shortly after you buy, you will receive some of your investment back as a taxable distribution. Although purchasing your shares at the resulting higher NAV may mean a smaller capital gain or greater loss upon sale of the shares, most shareholders want to avoid the purchase of shares immediately before the distribution record date. However, keep in mind that your basis in the Fund will be increased to the extent such distributions are reinvested in the Fund. If you sell your shares at a loss for tax purposes and then replace those shares with a substantially identical investment either thirty days before or after that sale, the transaction is usually considered a "wash sale" and you will not be able to claim a tax loss.

Dividends and capital gain distributions paid by the Fund are automatically reinvested in additional Fund shares at the NAV on the ex-distribution date, unless you choose to have them automatically reinvested in another INVESCO or AIM fund or paid to you by check or electronic funds transfer. If you choose to be paid by check, the minimum amount of the check must be at least $10; amounts less than that will be automatically reinvested. Dividends and other distributions, whether received in cash or reinvested in additional Fund shares, are generally subject to federal income tax.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Fund and its predecessor, Pell Rudman Mid-Cap Growth Portfolio (the "Pell Rudman Portfolio") for the period of its operations. The Fund is the successor to the Pell Rudman Portfolio pursuant to a reorganization that took place on October 2, 2001. As a result of the reorganization, Pell Rudman Portfolio shareholders received Institutional Class shares of the Fund, which are not offered in this Prospectus. The financial information below includes that of the Pell Rudman Portfolio through October 1, 2001, the Institutional Class shares of INVESCO Mid-Cap Growth Fund for the period October 2, 2001 through April 30, 2003, the Class A, B, and C shares of INVESCO Mid-Cap Growth Fund for the period October 2, 2001 through April 30, 2003, and the Investor Class shares of INVESCO Mid-Cap Growth Fund for the period September 4, 2002 to April 30, 2003. Financial information is not provided for Class K as that class had not yet commenced operations as of April 30, 2003. Certain information reflects financial results for a single share. The total returns in the table represent the annual percentages that an investor would have earned (or lost) on an investment in a share of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the financial statements, is included in INVESCO Stock Funds, Inc. - INVESCO Mid-Cap Growth Fund's 2003 Annual Report to Shareholders, which is incorporated by reference into the Statement of Additional Information. Prior to November __, 2003, AIM Stock Funds was named AIM Stock Funds, Inc. (formerly, INVESCO Stock Funds, Inc.) Prior to November 30, 2002, the Fund was a series of INVESCO Counselor Series Funds, Inc. and its fiscal year end was April 30. This Report is available without charge by contacting ADI at the address or telephone number on the back cover of this Prospectus. Please note the fiscal year end of the Fund has been changed to July 31.

                                                                                                                     PERIOD ENDED
                                                                                        YEAR ENDED APRIL 30            APRIL 30
------------------------------------------------------------------------------------------------------------------------------------
INVESCO MID-CAP GROWTH FUND - Institutional Class                      2003        2002           2001         2000        1999(a)
PER SHARE DATA
Net Asset Value--Beginning of Period                                 $14.94      $14.78         $19.03       $12.76      $10.00
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                                   (0.11)      (0.15)(c)      (0.13)       (0.12)      (0.02)
Net Gains or (Losses) on Securities (Both Realized and Unrealized)    (2.14)       0.31(c)       (2.38)        6.41        2.78
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                      (2.25)       0.16          (2.51)        6.29        2.76
====================================================================================================================================
Less Dividends and Distributions                                       0.00        0.00           1.64         0.02        0.00
Tax Return of Capital                                                  0.00        0.00           0.10         0.00        0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                    0.00        0.00           1.74         0.02        0.00
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value--End of Period                                       $12.69      $14.94         $14.78       $19.03      $12.76
====================================================================================================================================

TOTAL RETURN                                                         (15.06%)      1.08%        (13.60%)      49.49%      27.50%(d)

RATIOS
Net Assets--End of Period ($000 Omitted)                             $1,111      $2,538        $19,742      $17,703      $6,185
Ratio of Expenses to Average Net Assets(e)(f)                          1.30%       1.30%          1.30%        1.31%       1.30%(g)
Ratio of Net Investment Loss to Average Net Assets(f)                 (0.83%)     (1.06%)        (0.90%)      (0.95%)     (0.68%)(g)
Portfolio Turnover Rate                                                  50%         23%            41%          42%         24%(d)

(a) From September 10, 1998, commencement of investment operations, to April 30, 1999.
(b) The per share information was computed based on average shares for the year ended April 30, 2003.
(c) Per share data has been restated.
(d) Based on operations for the period shown and, accordingly, is not representative of a full year.
(e) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by INVESCO, which is before any expense offset arrangements (which may include custodian fees).
(f) Various expenses of the Class were voluntarily absorbed by INVESCO for the year ended April 30, 2003. Various expenses were voluntarily absorbed by INVESCO for the period of October 2, 2001 to April 30, 2002 and by Pell Rudman Trust Company, N.A. for
    the period of May 1, 2001 to October 1, 2001, representing the year ended April 30, 2002. Various expenses were voluntarily absorbed by Pell Rodman Trust Company, N.A. for the years ended April 30, 2001 and 2000 and the period ended April 30, 1999. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 3.35%, 2.29%, 1.88%,

                                       21

    2.48% and 7.74% (annualized), respectively, and ratio of net investment loss to average net assets would have been (2.88)%,
    (2.05%), (1.48%), (2.12%) and (7.12%) (annualized), respectively.
(g) Annualized

                                                                    PERIOD ENDED
                                                                      APRIL 30
--------------------------------------------------------------------------------
INVESCO MID-CAP GROWTH FUND - INVESTOR CLASS                           2003(a)
PER SHARE DATA
Net Asset Value--Beginning of Period                                 $11.66
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                                   (0.07)
Net Gains on Securities (Both Realized and Unrealized)                 1.07
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                       1.00
--------------------------------------------------------------------------------
Net Asset Value--End of Period                                       $12.66
================================================================================

TOTAL RETURN                                                           8.58%(c)

RATIOS
Net Assets--End of Period ($000 Omitted)                             $2,536
Ratio of Expenses to Average Net Assets(d)(e)                          1.55%(f)
Ratio of Net Investment Loss to Average Net Assets(e)                 (1.01%)(f)
Portfolio Turnover Rate                                                  50%

(a) From September 4, 2002, inception of Class, to April 30, 2003.
(b) The per share information was computed based on average shares.
(c) Based on operations for the period shown and, accordingly, is not representative of a full year.
(d) Ratio is based on total expenses of the Class, less expenses absorbed by INVESCO, which is before any expense offset arrangements (which may include custodian fees).
(e) Various expenses of the Class were voluntarily absorbed by INVESCO for the period ended April 30, 2003. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 3.57% (annualized) and ratio of net investment loss to average net assets would have been (3.03%) annualized.
(f) Annualized.
(g) Portfolio Turnover is calculated at the Fund level. Represents the year ended April 30, 2003.

                                                                           YEAR ENDED       PERIOD ENDED
                                                                            APRIL 30           APRIL 30
--------------------------------------------------------------------------------------------------------------
INVESCO MID-CAP GROWTH FUND - CLASS A                                         2003              2002(a)
PER SHARE DATA
Net Asset Value--Beginning of Period                                        $14.95            $11.80
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                                          (0.12)            (0.10)(c)
Net Gains or (Losses) on Securities (Both Realized and Unrealized)           (2.18)             3.25(c)
==============================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                             (2.30)             3.15
--------------------------------------------------------------------------------------------------------------
Net Asset Value--End of Period                                              $12.65            $14.95
==============================================================================================================

TOTAL RETURN(d)                                                             (15.38%)           26.69%(e)

RATIOS
Net Assets--End of Period ($000 Omitted)                                    $5,587            $2,627
Ratio of Expenses to Average Net Assets(f)(g)                                 1.65%             1.65%(h)
Ratio of Net Investment Loss to Average Net Assets(g)                        (1.16%)           (1.44%)(h)
Portfolio Turnover Rate                                                         50%               23%(i)

(a) From October 2, 2001, inception of Class, to April 30, 2002.
(b) The per share information was computed based on average shares for the period ended April 30, 2002.
(c) Per share data has been restated.
(d) The applicable sales charges are not included in the Total Return calculation.
(e) Based on operations for the period shown and, accordingly, is not representative of a full year.
(f) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by INVESCO, which is before any expense offset arrangements (which may include custodian fees).
(g) Various expenses of the Class were voluntarily absorbed by INVESCO for the year ended April 30, 2003 and the period ended April 30, 2002. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 2.77% and 3.09% (annualized), respectively, and ratio of net investment loss to average net assets would have been (2.28%) and (2.88%) (annualized), respectively.
(h) Annualized.
(i) Portfolio Turnover is calculated at the Fund level. Represents the year ended April 30, 2002.

                                                                           YEAR ENDED        PERIOD ENDED
                                                                            APRIL 30          APRIL 30
--------------------------------------------------------------------------------------------------------------
INVESCO MID-CAP GROWTH FUND - CLASS B                                         2003              2002(a)
PER SHARE DATA
Net Asset Value--Beginning of Period                                        $14.86            $11.80
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                                          (0.17)            (0.15)(c)
Net Gains or (Losses) on Securities (Both Realized and Unrealized)           (2.20)             3.21(c)
==============================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                             (2.37)             3.06
--------------------------------------------------------------------------------------------------------------
Net Asset Value--End of Period                                              $12.49            $14.86
==============================================================================================================

TOTAL RETURN(d)                                                             (15.95%)           25.93%(e)

RATIOS
Net Assets--End of Period ($000 Omitted)                                    $2,139            $1,106
Ratio of Expenses to Average Net Assets(f)(g)                                 2.30%             2.30%(h)
Ratio of Net Investment Loss to Average Net Assets(g)                        (1.81%)           (2.14%)(h)
Portfolio Turnover Rate                                                         50%               23%(i)

(a) From October 2, 2001, inception of Class, to April 30, 2002.
(b) The per share information was computed based on average shares for the period ended April 30, 2002.
(c) Per share data has been restated.
(d) The applicable CDSC is not included in the Total Return calculation.
(e) Based on operations for the period shown and, accordingly, is not representative of a full year.
(f) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by INVESCO, which is before any expense offset arrangements (which may include custodian fees).
(g) Various expenses of the Class were voluntarily absorbed by INVESCO for the year ended April 30, 2003 and the period ended April 30, 2002. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 3.71% and 4.06% (annualized), respectively, and ratio of net investment loss to average net assets would have been (3.22%), and (3.90%) (annualized), respectively.
(h) Annualized.
(i) Portfolio Turnover is calculated at the Fund level. Represents the year ended April 30, 2002.

FINANCIAL HIGHLIGHTS (CONTINUED)
                                                                           YEAR ENDED     PERIOD ENDED
                                                                            APRIL 30        APRIL 30
--------------------------------------------------------------------------------------------------------------
INVESCO MID-CAP GROWTH FUND - CLASS C                                         2003              2002(a)
PER SHARE DATA
Net Asset Value--Beginning of Period                                        $14.84            $11.80
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                                          (0.25)            (0.14)(c)
Net Gains or (Losses) on Securities (Both Realized and Unrealized)           (2.17)             3.18(c)
==============================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                             (2.42)             3.04
--------------------------------------------------------------------------------------------------------------
Net Asset Value--End of Period                                              $12.42            $14.84
==============================================================================================================

TOTAL RETURN(d)                                                             (16.31%)           25.76%(e)

RATIOS
Net Assets--End of Period ($000 Omitted)                                    $2,063              $515
Ratio of Expenses to Average Net Assets(f)(g)                                2.30%              2.30%(h)
Ratio of Net Investment Loss to Average Net Assets(g)                        (1.80%)           (2.13%)(h)
Portfolio Turnover Rate                                                        50%                23%(i)

(a) From October 2, 2001, inception of Class, to April 30, 2002.
(b) The per share information was computed based on average shares for the period ended April 30, 2002.
(c) Per share data has been restated.
(d) The applicable CDSC is not included in the Total Return calculation.
(e) Based on operations for the period shown and, accordingly, is not representative of a full year.
(f) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by INVESCO, which is before any expense offset arrangements (which may include custodian fees).
(g) Various expenses of the Class were voluntarily absorbed by INVESCO for the year ended April 30, 2003 and the period ended April 30, 2002. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 3.88% and 4.45% (annualized), respectively, and ratio of net investment loss to average net assets would have been (3.38%) and (4.28%) (annualized), respectively.
(h) Annualized.
(i) Portfolio Turnover is calculated at the Fund level. Represents the year ended April 30, 2002.

NOVEMBER __, 2003


AIM STOCK FUNDS
INVESCO MID-CAP GROWTH FUND - INVESTOR CLASS, CLASS A, B, C, AND K

You may obtain additional information about the Fund from several sources.

FINANCIAL REPORTS. Although this Prospectus describes the Fund's anticipated investments and operations, the Fund also prepares annual and semiannual reports that detail the Fund's actual investments at the report date. These reports include discussion of the Fund's recent performance, as well as the effect of market and general economic trends and the Fund's investment strategy on the Fund's performance. The annual report also includes the report of the Fund's independent accountants.


STATEMENT OF ADDITIONAL INFORMATION. The SAI dated November __, 2003 is a supplement to this Prospectus and has detailed information about the Fund and its investment policies and practices. A current SAI for the Fund is on file with the Securities and Exchange Commission and is incorporated into this Prospectus by reference; in other words, the SAI is legally a part of this Prospectus, and you are considered to be aware of the contents of the SAI.


INTERNET. The current Prospectus of the Fund may be accessed through the AIM Web site at aiminvestments.com. In addition, the current Prospectuses, SAI, annual report and semiannual report of the Funds are available on the SEC Web site at www.sec.gov.


To obtain a free copy of the current Prospectus, SAI, annual report, or semiannual report, write to A I M Investment Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739; or call 1-800-347-4246. Copies of these materials are also available (with a copying charge) from the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C., 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 1-202-942-8090 or by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-1474 and 002-26125.



811-1474

PROSPECTUS | NOVEMBER __, 2003
AIM STOCK FUNDS

INVESCO MID-CAP GROWTH FUND -- INSTITUTIONAL CLASS

A NO-LOAD CLASS OF SHARES DESIGNED FOR INVESTORS SEEKING LONG-TERM CAPITAL
GROWTH.


TABLE OF CONTENTS
Investment Goals, Strategies, And Risks ..........24
Fund Performance .................................25
Fees And Expenses ................................26
Investment Risks .................................27
Principal Risks Associated With The Fund .........27
Temporary Defensive Positions ....................28
Fund Management ..................................28
Portfolio Managers ...............................28
Potential Rewards ................................29
Share Price ......................................29
How To Buy Shares ................................29
Your Account Services ............................31
How To Sell Shares ...............................31
Taxes ............................................32
Dividends And Capital Gain Distributions .........33
Financial Highlights .............................34


                           [ADVISOR ICON] INVESCO(R)

The Securities and Exchange Commission has not approved or disapproved the shares of this Fund. Likewise, the Commission has not determined if this Prospectus is truthful or complete. Anyone who tells you otherwise is committing a federal crime.

INVESCO Funds Group, Inc. ("INVESCO") is the investment advisor for the Fund as of the date of this prospectus. At a meeting to be held on October 21, 2003, shareholders of the Fund will be asked to approve a new investment advisory agreement between A I M Advisors, Inc. ("AIM") and the Fund, under which AIM will serve as the investment advisor for the Fund, and a new sub-advisory agreement between AIM and INVESCO Institutional (N.A.), Inc. ("INVESCO Institutional"), under which INVESCO Institutional will serve as sub-advisor for the Fund. INVESCO Institutional is an affiliate of INVESCO, which currently serves as the investment advisor for the Fund. If approved by shareholders, the proposed investment advisory and sub-advisory agreements will become effective on November 5, 2003. If shareholders of the Fund do not approve both the proposed investment advisory and sub-advisory agreements, the current investment advisory agreement with INVESCO will continue in effect for the Fund. INVESCO and AIM are referred to herein, as appropriate, as the "Advisor."

This Prospectus contains important information about the Fund's Institutional Class shares, which are offered only to institutional investors and qualified retirement plans. The Fund also offers one or more additional classes of shares through a separate prospectus. Each of the Fund's classes has varying expenses, with resulting effects on their performance. You can choose the class of shares that is best for you, based on how much you plan to invest and other relevant factors discussed in "How To Buy Shares." To obtain additional information about other classes of shares, contact A I M Distributors, Inc. ("ADI") at 1-800-347-4246.


THIS PROSPECTUS WILL TELL YOU MORE ABOUT:

[KEY ICON]      INVESTMENT GOALS & STRATEGIES
[ARROWS ICON]   POTENTIAL INVESTMENT RISKS
[GRAPH ICON]    PAST PERFORMANCE
[ADVISOR ICON]  WORKING WITH THE ADVISOR
--------------------------------------------------------------------------------
[KEY ICON]  [ARROWS ICON]  INVESTMENT GOALS, STRATEGIES, AND RISKS

FOR MORE DETAILS ABOUT THE FUND'S CURRENT INVESTMENTS AND MARKET OUTLOOK, PLEASE SEE THE MOST RECENT ANNUAL OR SEMI-ANNUAL REPORT.

The Fund seeks long-term capital growth. It is actively managed. The Fund invests primarily in equity securities and equity-related instruments that the Advisor believes will rise in price faster than other securities, as well as in options and other investments whose values are based upon the values of equity securities.


The Fund normally invests at least 80% of its net assets in common stocks of mid-sized companies. We define mid- sized companies as companies that are included in the Russell Midcap Growth Index at the time of purchase, or if not included in that Index, have market capitalizations of between $2.5 billion and $15 billion at the time of purchase. The scope of the Index varies with market performance of the companies in the Index. At June 30, 2003, the smallest company in the Index had a market capitalization of $462.44 million and the largest company had a market capitalization of $10.67 billion.


The Advisor emphasizes core growth companies in the portfolio; that is, those companies that can deliver consistently strong earnings growth, cash flow growth and return on equity. These companies are usually well recognized, mid-sized companies that have market leadership positions, proven management teams, and solid financials.

The Fund is managed in the growth style. At the Advisor, growth investing starts with research from the "bottom up," and focuses on company fundamentals and growth prospects.

We seek companies for the Fund that meet the following standards:
o EXCEPTIONAL GROWTH: The markets and industries they represent are growing significantly faster than the economy as a whole.
o LEADERSHIP: They are leaders-- or emerging leaders-- in these markets, securing their positions through technology, marketing, distribution, or some other innovative means.

o FINANCIAL VALIDATION: Their returns -- in the form of sales unit growth, rising operating margins, internal funding and other factors -- demonstrate exceptional growth and leadership.


Growth investing may be more volatile than other investment styles because growth stocks are more sensitive to investor perceptions of an issuing company's growth potential. Growth-oriented funds typically will underperform value-oriented funds when investor sentiment favors the value investing style.


Investing in stocks of smaller companies can be riskier than investing in larger, more mature companies. Smaller companies may be more vulnerable to adverse developments than larger companies because they tend to have narrower product lines and more limited financial resources. Their stocks may trade less frequently and in limited volume.

At any given time, the Fund may be subject to sector risk. Companies that have similar lines of business (for example, financial services, health, or technology) are grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. The Fund is not limited with respect to sectors in which they can invest. If the portfolio manager allocates more of the Fund's portfolio holdings to a particular economic sector, the Fund's overall performance will be more susceptible to the economic, business, or other developments which generally affect the sector. The Fund can still be diversified, even if it is heavily weighted in one or more sectors.

The Fund is subject to other principal risks such as liquidity, counterparty, foreign securities, and lack of timely information risks. These risks are described and discussed later in the Prospectus under the headings "Investment Risks" and "Principal Risks Associated With The Fund." An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. As with any mutual fund, there is always a risk that you may lose money on your investment in the Fund.

[GRAPH ICON]  FUND PERFORMANCE

The Fund is the successor to the Pell Rudman Mid-Cap Growth Portfolio (the "Pell Rudman Portfolio") pursuant to a reorganization that took place on October 2, 2001. As a result of the reorganization, Pell Rudman Portfolio shareholders received Institutional Class shares of the Fund. Accordingly, the performance information below is that of the Fund and its predecessor, the Pell Rudman Portfolio. The Pell Rudman Portfolio was managed by Pell Rudman Trust Company, N.A. and had the same investment objective and substantially similar restrictions as the Fund. Thus, performance of the Fund would have been similar.

The bar chart below shows the Fund's Institutional Class shares' actual yearly performance (commonly known as its "total return") for the years ended December 31 since inception. The table below shows pre-tax and after-tax average annual total returns for various periods ended December 31, 2002 for the Fund's Institutional Class shares compared to the Russell Midcap Growth Index.

After tax returns are provided on a pre-redemption and post-redemption basis. Pre-redemption return assumes you continue to hold your shares and pay taxes on Fund distributions (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon selling or exchanging shares. Post-redemption return assumes payment of taxes on fund distributions and also that you close your account and pay remaining federal taxes. After-tax returns are calculated using the highest individual federal income tax rate in effect at the time the distribution is paid. State and local taxes are not considered. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. For investors holding their shares in tax-deferred arrangements such as 401(k) plans or individual retirement accounts, the after-tax returns shown are not relevant.

The information in the bar chart and table illustrates the variability of the Fund's Institutional Class shares' total return and how its performance compared to a broad measure of market performance. Remember, past performance (before and after taxes) does not indicate how the Fund will perform in the future.

--------------------------------------------------------------------------------
                    MID-CAP GROWTH FUND - INSTITUTIONAL CLASS
                      ACTUAL ANNUAL TOTAL RETURN(1),(2),(3)
================================================================================
                               [GRAPHIC OMITTED]

            '99           '00          '01             '02
            35.69%        6.62%        (10.10%)        (16.47%)
--------------------------------------------------------------------------------
Best Calendar Qtr.    12/31/1999    26.15%
Worst Calendar Qtr.   09/28/2001   (19.84%)
--------------------------------------------------------------------------------

================================================================================
                                                     AVERAGE ANNUAL TOTAL RETURN
                                                            AS OF 12/31/02
--------------------------------------------------------------------------------
                                                         1 YEAR  SINCE INCEPTION
Mid-Cap Growth Fund - Institutional Class(1),(2)
  Return Before Taxes                                   (16.47%)      7.22%(3)
  Return After Taxes on Distributions                   (16.47%)      6.47%(3)
  Return After Taxes on Distributions                   (10.11%)      5.76%(3)
    and Sale of Fund Shares


Russell Midcap Growth Index(4)
  (reflects no deduction for fees, expenses, or taxes)  (27.41%)     (0.12)%(3)

(1) Total return figures include reinvested dividends and capital gain distributions and the effect of the Institutional Class expenses.
(2) Return before taxes for Institutional Class shares of the Fund year-to-date as of the calendar quarter ended September 30, 2003 was _____%.
(3) The Pell Rudman Portfolio commenced investment operations on September 10, 1998. Index comparison begins on September 10, 1998.
(4) The Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. Please keep in mind that the Index does not pay brokerage, management, or administrative expenses, all of which are paid by the class and are reflected in its annual returns.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fund.

SHAREHOLDER FEES PAID DIRECTLY FROM YOUR ACCOUNT

You pay no fees to purchase Institutional Class shares of the Fund, to exchange to another INVESCO fund or AIM Fund, or to sell your shares. Accordingly, no fees are paid directly from your shareholder account.


ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS
Management Fees                                                1.00%
Distribution and Service (12b-1) Fees                          None
Other Expenses(1),(2),(3)                                      2.35%
                                                               -----
Total Annual Fund Operating Expenses(1),(2),(3)                3.35%
                                                               -----
Fee Waivers/Reimbursements(2),(4)                              1.60%
Net Expenses(2),(3),(4)                                        1.75%
                                                               =====

(1) The Fund's Actual Expenses and Total Annual Fund Operating Expenses were lower than the figures shown because its custodian fees were reduced under an expense offset arrangement.
(2) The Advisor is entitled to reimbursements from the class for fees and expenses absorbed pursuant to voluntary and contractual expense limitation commitments between the Advisor and the Fund if such reimbursement does not cause the class to exceed the expense limitations and the reimbursement is made within three years after the Advisor incurred the expense. The voluntary expense limitation may be changed at any time following consultation with the board of trustees.
(3) Certain expenses of the Institutional Class were absorbed voluntarily by INVESCO for the year ended April 30, 2003, pursuant to a commitment between the Fund and INVESCO. This commitment may be changed at any time following consultation with the board of trustees. After absorption, but excluding any expense offset arrangements, the Fund's Institutional Class shares' Other Expenses and Total Annual Fund Operating Expenses were 0.30% and 1.30%, respectively, of the Fund's average net assets attributable to Institutional Class shares.
(4) To limit expenses, the Advisor has contractually obligated itself to waive fees and bear any expenses through July 31, 2004 that would cause the ratio of expenses to average net assets to exceed 1.75%.

EXPENSE EXAMPLE

The Example is intended to help you compare the cost of investing in the Institutional Class shares of the Fund to the cost of investing in other mutual funds.

The Example assumes that you invested $10,000 in the Institutional Class shares of the Fund for the time periods indicated and redeem all of your shares at the end of those periods. The Example also assumes that your investment had a hypothetical 5% return each year and that the Fund's Institutional Class shares' operating expenses remain the same. Although the actual costs and performance of the Fund's Institutional Class may be higher or lower, based on these assumptions your costs would be:

     1 YEAR         3 YEARS         5 YEARS         10 YEARS

     $178(1)        $881(1)         $1,608(1)       $3,532(1)

(1) Class expenses remain the same for each period (except that the Example reflects the contractual expense reimbursements by the Advisor for the one-year period and the first year of the three-, five-, and ten-year periods).

[ARROWS ICON]  INVESTMENT RISKS

BEFORE INVESTING IN THE FUND, YOU SHOULD DETERMINE THE LEVEL OF RISK WITH WHICH YOU ARE COMFORTABLE. TAKE INTO ACCOUNT FACTORS LIKE YOUR AGE, CAREER, INCOME LEVEL, AND TIME HORIZON.

You should determine the level of risk with which you are comfortable before you invest. The principal risks of investing in any mutual fund, including the Fund, are:

NOT INSURED. Mutual funds are not insured by the FDIC or any other government agency, unlike bank deposits such as CDs or savings accounts.

NO GUARANTEE. No mutual fund can guarantee that it will meet its investment objectives.

POSSIBLE LOSS OF INVESTMENT. A mutual fund cannot guarantee its performance, nor assure you that the market value of your investment will increase. You may lose the money you invest, and the Fund will not reimburse you for any of these losses.

VOLATILITY. The price of your mutual fund shares will increase or decrease with changes in the value of the Fund's underlying investments and changes in the equity markets as a whole.

NOT A COMPLETE INVESTMENT PLAN. An investment in any mutual fund does not constitute a complete investment plan. The Fund is designed to be only a part of your personal investment plan.

[ARROWS ICON]  PRINCIPAL RISKS ASSOCIATED WITH THE FUND

You should consider the special risk factors discussed below associated with the Fund's policies in determining the appropriateness of investing in the Fund. See the Statement of Additional Information for a discussion of additional risk factors.

MARKET RISK

Equity stock prices vary and may fall, thus reducing the value of the Fund's investments. Certain stocks selected for the Fund's portfolio may decline in value more than the overall stock market. In general, the securities of mid-sized businesses are less volatile than those of small businesses. The Fund is free to invest in smaller companies or those that may otherwise be more volatile.

LIQUIDITY RISK

The Fund's portfolio is liquid if the Fund is able to sell the securities it owns at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Investments in smaller companies or in foreign companies or companies in emerging markets are subject to a variety of risks, including potential lack of liquidity.

COUNTERPARTY RISK

This is a risk associated primarily with repurchase agreements and some derivatives transactions. It is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the Fund.

FOREIGN SECURITIES RISKS

Investments in foreign and emerging markets carry special risks, including currency, political, regulatory, and diplomatic risks. The Fund may invest up to 100% of its assets in securities of non-U.S. issuers.

     CURRENCY RISK. A change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of the Fund's investment in a security valued in the foreign currency, or based on that currency value.

     POLITICAL RISK. Political actions, events, or instability may result in unfavorable changes in the value of a security.

     REGULATORY RISK. Government regulations may affect the value of a security. In foreign countries, securities markets that are less regulated than those in the U.S. may permit trading practices that are not allowed in the U.S.

     DIPLOMATIC RISK. A change in diplomatic relations between the U.S. and a foreign country could affect the value or liquidity of investments.

LACK OF TIMELY INFORMATION RISK

Timely information about a security or its issuer may be unavailable, incomplete, or inaccurate. This risk is more common to securities issued by foreign companies and companies in emerging markets than it is to the securities of U.S.-based companies.

                 -----------------------------------------------

Although the Fund generally invests in publicly traded equity securities, the Fund also may invest in other types of securities and other financial instruments indicated in the chart below. Although these investments typically are not part of the Fund's principal investment strategy, they may constitute a significant portion of the Fund's portfolio, thereby possibly exposing the Fund and its investors to the following additional risks.

--------------------------------------------------------------------------------
INVESTMENT                                   RISKS
--------------------------------------------------------------------------------
AMERICAN DEPOSITARY RECEIPTS (ADRs)          Market, Information, Political,
These are securities issued by U.S.          Regulatory, Diplomatic, Liquidity,
banks that represent shares of               and Currency Risks
foreign corporations held by those
banks. Although traded in U.S.
securities markets and valued in
U.S. dollars, ADRs carry most of
the risks of investing directly in
foreign securities.
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
A contract under which the seller            Counterparty Risk
of a security agrees to buy it back
at an agreed-upon price and time in
the future.
--------------------------------------------------------------------------------

[ARROWS ICON]  TEMPORARY DEFENSIVE POSITIONS

When securities markets or economic conditions are unfavorable or unsettled, we might try to protect the assets of the Fund by investing in securities that are highly liquid, such as high-quality money market instruments like short-term U.S. government obligations, commercial paper or repurchase agreements, even though that is not the normal investment strategy of the Fund. We have the right to invest up to 100% of the Fund's assets in these securities, although we are unlikely to do so. Even though the securities purchased for defensive purposes often are considered the equivalent of cash, they also have their own risks. Investments that are highly liquid or comparatively safe tend to offer lower returns. Therefore, the Fund's performance could be comparatively lower if it concentrates in defensive holdings.

[ADVISOR ICON]  FUND MANAGEMENT

INVESCO IS A SUBSIDIARY OF AMVESCAP PLC, AN INTERNATIONAL INVESTMENT MANAGEMENT COMPANY THAT MANAGES MORE THAN $318.5 BILLION IN ASSETS WORLDWIDE. AMVESCAP IS BASED IN LONDON, WITH MONEY MANAGERS LOCATED IN EUROPE, NORTH AND SOUTH AMERICA, AND THE FAR EAST.

INVESTMENT ADVISOR

INVESCO, located at 4350 South Monaco Street, Denver, Colorado, is the investment advisor of the Fund. INVESCO was founded in 1932 and manages over $19.2 billion for 2,756,061 shareholder accounts in 48 INVESCO mutual funds as of June 30, 2003. INVESCO performs a wide variety of other services for the Fund, including administrative accounting and legal and compliance services.

Subject to shareholder approval at a special meeting of shareholders to be held on October 21, 2003, the Board of Trustees of the Trust have approved for the Fund, a new investment advisory agreement between AIM and the Fund under which AIM will serve as the investment advisor for the Fund, and a new sub-advisory agreement between AIM and INVESCO Institutional, under which INVESCO Institutional will serve as sub-advisor for the Fund. INVESCO Institutional is an affiliate of INVESCO. If approved by the Fund's shareholders, the new advisory agreement with AIM, and the new sub-advisory agreement with INVESCO Institutional, will become effective on November 5, 2003. AIM is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. AIM has acted as an investment advisor since its organization in 1976. Today, AIM, together with its subsidiaries, advises or manages over 190 investment portfolios, encompassing a broad range of investment objectives. INVESCO Institutional is located at INVESCO Realty Advisors division, One Lincoln Center, 5400 LBJ Freeway/LB2, Suite 700, Dallas TX 75240. As sub-advisor, INVESCO Institutional would be responsible for the Fund's day-to-day management, including the Fund's investment decisions and the execution of securities transactions with respect to the Fund.

ADI is the Fund's distributor and is responsible for the sale of the Funds' shares.

INVESCO, AIM, INVESCO Institutional and ADI are subsidiaries of AMVESCAP PLC.

The Fund paid 1.00% of its average net assets to INVESCO in the fiscal year ended April 30, 2003.

[ADVISOR ICON]  PORTFOLIO MANAGER

The following individuals are primarily responsible for the day-to-day management of the Fund's portfolio holdings:

MICHELLE FENTON is a Portfolio Manager of INVESCO Dynamics Fund and INVESCO Mid-Cap Growth Fund. Michelle is also a Portfolio Manager for the INVESCO Technology Fund. She is a CFA charterholder. Michelle has more than eight years of investment industry experience. Before joining the investment division of INVESCO in 1998, Michelle worked at Berger Funds as an equity analyst. Prior to that, she was a research analyst at Smith Barney. Michelle received her bachelor's degree in finance from Montana State University.


TIMOTHY J. MILLER, Chief Investment Officer and a director and senior vice president of INVESCO, is the portfolio manager of the Fund. Before joining INVESCO in 1992, Tim was a portfolio manager with Mississippi Valley Advisors. He is a CFA charterholder. Tim holds an M.B.A. from the University of Missouri - St. Louis and a B.S.B.A. from St. Louis University.

[ADVISOR ICON]  POTENTIAL REWARDS

NO SINGLE FUND SHOULD REPRESENT YOUR COMPLETE INVESTMENT PROGRAM NOR SHOULD YOU ATTEMPT TO USE THE FUND FOR SHORT-TERM TRADING PURPOSES.

The Fund offers shareholders the potential to increase the value of their capital over time. Like most mutual funds, the Fund seeks to provide higher returns than the market or its competitors, but cannot guarantee that performance.

SUITABILITY FOR INVESTORS

Only you can determine if an investment in the Fund is right for you based upon your own economic situation, the risk level with which you are comfortable, and other factors. In general, the Fund is most suitable for investors who:
o  are willing to grow their capital over the long term (at least five years).
o understand that shares of the Fund can, and likely will, have daily price fluctuations.
o are investing through tax-deferred retirement accounts, such as traditional and Roth Individual Retirement Accounts ("IRAs"), as well as employer-sponsored qualified retirement plans, including 401(k)s and 403(b)s, all of which have longer investment horizons.

You probably do not want to invest in the Fund if you are:
o  primarily seeking current dividend income.
o  unwilling to accept potential daily changes in the price of Fund shares.
o  speculating on short-term fluctuations in the stock markets.

[ADVISOR ICON]  SHARE PRICE

CURRENT MARKET VALUE OF FUND ASSETS
+ ACCRUED INTEREST AND DIVIDENDS
- FUND DEBTS,
INCLUDING ACCRUED EXPENSES
--------------------------
/ NUMBER OF SHARES
= YOUR SHARE PRICE (NAV)

The value of your Fund shares is likely to change daily. This value is known as the Net Asset Value per share, or NAV. The Advisor determines the market value of each investment in the Fund's portfolio each day that the New York Stock Exchange ("NYSE") is open, at the close of the regular trading day on that exchange (normally 4:00 p.m. Eastern time), except that securities traded primarily on the Nasdaq Stock Market ("Nasdaq") are normally valued by the Fund at the Nasdaq Official Closing Price provided by Nasdaq each business day. Shares of the Fund are not priced on days when the NYSE is closed, which generally is on weekends, most national holidays in the U.S., and Good Friday.

NAV is calculated by adding together the current market price of all of the Fund's investments and other assets, including accrued interest and dividends; subtracting the Fund's debts, including accrued expenses; and dividing that dollar amount by the total number of the Fund's outstanding shares. Because the Institutional Class's expenses vary from other classes of the Fund, NAV is calculated separately.

All purchases, sales, and exchanges of Fund shares are made by the Advisor at the NAV next calculated after the Advisor receives proper instructions from you. Instructions must be received by the Advisor no later than the close of the NYSE to effect transactions at that day's NAV. If the Advisor receives instructions from you after that time, the instructions will be processed at the NAV calculated after receipt of these instructions. Financial institutions that process customer transactions through the National Securities Clearing Corporation's Fund/SERV and Networking facilities must obtain their customers' permission for each transaction, and each financial institution retains responsibility to its customers for any errors or irregularities related to these transactions.

Foreign securities exchanges, which set the prices for foreign securities held by the Fund, are not always open the same days as the NYSE, and may be open for business on days the NYSE is not. For example, Thanksgiving Day is a holiday observed by the NYSE and not by overseas exchanges. In this situation, the Fund would not calculate NAV on Thanksgiving Day (and the Advisor would not buy, sell, or exchange shares for you on that day), even though activity on foreign exchanges could result in changes in the value of investments held by the Fund on that day.

[ADVISOR ICON]  HOW TO BUY SHARES

TO BUY SHARES AT THAT DAY'S CLOSING PRICE, YOU MUST CONTACT US BEFORE THE CLOSE OF THE NYSE, NORMALLY 4:00 P.M. EASTERN TIME.

The Fund offers multiple classes of shares. The chart in this section shows several convenient ways to invest in the Institutional Class shares of the Fund if you invest directly through ADI.

There is no charge to invest, exchange, or redeem shares when you make transactions directly through ADI. However, if you invest in the Fund through a securities broker or any other third party, you may be charged a commission or transaction fee for purchases of Fund shares. For all new accounts, please send a completed application form and specify the fund or funds and the class or classes you wish to purchase.

A share of each class represents an identical interest in the Fund and has the same rights, except that each class bears its own shareholder servicing charges, and other expenses. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee or service fee, if applicable, and the other expenses payable by that class.

AIM Investment Services, Inc. ("AIS"), the Fund's transfer agent, reserves the right to increase, reduce, or waive the Fund's minimum investment requirements in its sole discretion, if it determines this action is in the best interests of the Fund's shareholders. AIS will aggregate all of an institutional investor's accounts and sub-accounts for the purpose of meeting the Institutional Class's minimum investment requirements. AIS also reserves the right in its sole discretion to reject any order to buy Fund shares, including purchases by exchange.

Please remember that if you pay by check, Automated Clearing House ("ACH"), or wire and your funds do not clear, you will be responsible for any related loss to the Fund or AIS. If you are already an INVESCO funds shareholder, the Fund may seek reimbursement for any loss from your existing account(s).

INSTITUTIONAL INVESTORS

     Minimum Initial Investment                 $ 10,000,000

     Minimum Balance                            $  5,000,000

     Minimum Subsequent Investment              $  1,000,000

RETIREMENT PLANS OR EMPLOYEE BENEFIT PLANS

     Minimum Total Plan Assets                  $100,000,000

     Minimum Initial Investment                 $ 10,000,000

     Minimum Balance                            $  5,000,000

     Minimum Subsequent Investment              $  1,000,000

The following chart shows several ways to invest in the Fund if you invest directly through INVESCO.

METHOD                       INVESTMENT MINIMUM      PLEASE REMEMBER
--------------------------------------------------------------------------------
BY CHECK                      Please refer to the    These shares are offered
AIM Investment Services, Inc. investment minimums    only to institutional
[ADDRESS]                     shown above.           investors and qualified
                                                     retirement plans. These
                                                     shares are not available to
You may also send your                               retail investors.
check by overnight
courier to:
[ADDRESS]

--------------------------------------------------------------------------------
BY WIRE                      Please refer to the     These shares are offered
You may send your payment    investment minimums     only to institutional
by bank wire (call           shown above.            investors and qualified
1-800-525-8085 for                                   retirement plans. These
instructions).                                       shares are not available to
                                                     retail investors. You must
                                                     provide your bank account
                                                     information to AIS prior to
                                                     using this option.

--------------------------------------------------------------------------------
BY TELEPHONE WITH ACH        Please refer to the     These shares are offered
Call 1-800-525-8085 to       investment minimums     only to institutional
request your purchase.       shown above.            investors and qualified
Upon your telephone                                  retirement plans. These
instructions, AIS will                               shares are not available to
move money from your                                 retail investors. You must
designated bank/credit                               provide your bank account
union checking or savings                            information to AIS prior
account in order to                                  to using this option.
purchase shares.
--------------------------------------------------------------------------------
BY EXCHANGE                  Please refer to the     These shares are offered
Between the same class of    investment minimums     only to institutional
any two INVESCO funds        shown above.            investors and qualified
or certain classes of                                retirement plans. These
AIM Funds. Call                                      shares are not available to
1-800-525-8085 for                                   retail investors. See
prospectuses of other                                "Exchange Policy."
INVESCO funds. Exchanges
may be made in writing or
by telephone. You may also
establish an automatic
monthly exchange service
between two INVESCO funds
or certain classes of
AIM Funds call us for further
details and the correct
form.


EXCHANGE POLICY. You may exchange your shares in the Fund for shares of the same class in another INVESCO fund or into certain classes of another AIM fund, as described in the table below, on the basis of their respective NAVs at the time of the exchange.

--------------------------------------------------------------------------------
Shareholders invested in the following  Will be offered the ability to exchange
     classes of the INVESCO Funds:         into the following classes of the
                                                    AIM Funds:
--------------------------------------------------------------------------------
o Investor Class Shares                 o  Class A Shares of Category I and II
                                           AIM Funds and AIM Tax-Exempt Cash
o Class A Shares(1)                        Fund

                                        o  Class A3 Shares of all AIM Funds

                                        o  AIM Cash Reserve Shares of AIM Money
                                           Market Fund
--------------------------------------------------------------------------------
o Class B Shares                        o  Class B Shares of all AIM Funds, with
                                           the exception of AIM Floating Rate
                                           Fund
--------------------------------------------------------------------------------
o Class C Shares                        o  Class C Shares of all AIM Funds, with
                                           the exception of AIM Floating Rate
                                           Fund
--------------------------------------------------------------------------------
o Institutional Class Shares            o  Institutional Class Shares of all AIM
                                           Retail Funds
--------------------------------------------------------------------------------
o Class K Shares                        o  There is currently no like class of
                                           shares offered by the AIM Funds
--------------------------------------------------------------------------------
o Class R Shares                        o  Class R Shares of [all AIM Funds]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Shareholders invested in the following   Will be offered the ability to exchange
 classes of the AIM Funds:                 into the following classes of the
                                                     INVESCO Funds:
--------------------------------------------------------------------------------
o Class A Shares of all AIM Funds, o Class A Shares of all INVESCO Funds(2) with the exception of Class A
  Shares of Category III Funds
  purchased at net asset value

o Class A3 Shares of the AIM Funds
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Shareholders invested in the following   Will be offered the ability to exchange
 classes of the AIM Funds:                 into the following classes of the
                                                     INVESCO Funds:
--------------------------------------------------------------------------------
o AIM Cash Reserve Shares of AIM
  Money Market Fund
--------------------------------------------------------------------------------
o Class B Shares of all AIM Funds       o Class B Shares of all INVESCO Funds
--------------------------------------------------------------------------------
o Class C Shares of all AIM Funds       o Class C Shares of all INVESCO Funds
--------------------------------------------------------------------------------
o Institutional Class Shares of         o Institutional Class Shares of all
  all AIM Retail Funds                    INVESCO Funds
--------------------------------------------------------------------------------
o Class R Shares                        o Class R shares of [INVESCO
                                          International Core Equity Fund]
--------------------------------------------------------------------------------

(1) Class A Shares that are subject to a CDSC will not be exchangeable for shares of AIM Tax-Exempt Cash Fund or AIM Money Market Fund.

(2) The shareholder would be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which he or she was exchanging. Neither AIM Cash Reserve Shares of AIM Money Market Fund nor Class A Shares of AIM Tax-Exempt Cash Fund will be exchangeable for Class A Shares of an INVESCO Fund that are subject to a CDSC.

FUND EXCHANGES CAN BE A CONVENIENT WAY FOR YOU TO DIVERSIFY YOUR INVESTMENTS, OR TO REALLOCATE YOUR INVESTMENTS WHEN YOUR OBJECTIVES CHANGE.

Before making any exchange, be sure to review the prospectuses of the funds involved and consider the differences between the funds. Also, be certain that you qualify to purchase certain classes of shares in the new fund. An exchange is the sale of shares from one fund immediately followed by the purchase of shares in another. Therefore, any gain or loss realized on the exchange is recognizable for federal income tax purposes (unless, of course, you or your account qualifies as tax-deferred under the Internal Revenue Code). If the shares of the fund you are selling have gone up in value since you bought them, the sale portion of an exchange may result in taxable income to you.

We have the following policies governing all exchanges:
o Both fund accounts involved in the exchange must be registered in exactly the same name(s) and Social Security or federal tax I.D. number(s).
o You are limited to a maximum of 10 exchanges per calendar year per shareholder account for all funds held by you under that account. Because excessive short-term trading or market-timing activity can hurt fund performance, if you exceed that limit, or if a fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one fund and into (purchase) another fund.
o The Fund reserves the right to reject any exchange request, or to modify or terminate the exchange policy, if it is in the best interests of the Fund. Notice of all such modifications or terminations that affect all shareholders of the Fund will be given at least sixty days prior to the effective date of the change, except in unusual instances, including a suspension of redemption of the exchanged security under Section 22(e) of the Investment Company Act of 1940.

In addition, the ability to exchange may be temporarily suspended at any time that sales of the fund into which you wish to exchange are temporarily stopped.

CHOOSING A SHARE CLASS. In deciding which class of shares to purchase, you should consider, among other things, (i) the length of time you expect to hold your shares, (ii) the provisions of the distribution plan applicable to that class, if any, (iii) the eligibility requirements that apply to purchases of a particular class, and (iv) any services you may receive in making your investment determination. Institutional Class shares are intended for use by institutions such as employee benefit plans, retirement plan sponsors, and banks acting for themselves or in a fiduciary or similar capacity. Institutional Class shares of the Fund are available for the collective and common trust funds of banks, banks investing for their own accounts and banks investing for the accounts of public entities (e.g., Taft-Hartley funds, states, cities, or government agencies) that do not pay commissions or distribution fees.

[ADVISOR ICON]  YOUR ACCOUNT SERVICES

SHAREHOLDER ACCOUNTS. Unless your account is held at a brokerage firm, AIS maintains your share account, which contains your current Fund holdings. The Fund does not issue share certificates.

INVESCO PROVIDES YOU WITH SERVICES DESIGNED TO MAKE IT SIMPLE FOR YOU TO BUY, SELL, OR EXCHANGE YOUR SHARES OF ANY INVESCO MUTUAL FUND.

QUARTERLY INVESTMENT SUMMARIES. Each calendar quarter, you receive a written statement which consolidates and summarizes account activity and value at the beginning and end of the period for each of your funds.

TRANSACTION CONFIRMATIONS. You receive detailed confirmations of individual purchases, exchanges, and sales. If you choose certain recurring transaction plans, your transactions are confirmed on your quarterly Investment Summaries.

TELEPHONE TRANSACTIONS. You may buy, exchange, and sell Fund shares by telephone, unless you specifically decline these privileges when you fill out the new account Application.

YOU CAN CONDUCT MOST TRANSACTIONS AND CHECK ON YOUR ACCOUNT THROUGH OUR TOLL-FREE TELEPHONE NUMBER. YOU MAY ALSO ACCESS PERSONAL ACCOUNT INFORMATION AT AIM'S WEBSITE, AIMINVESTMENTS.COM.

Unless you decline the telephone transaction privileges when you fill out and sign the new account Application, a Telephone Transaction Authorization Form, or use your telephone transaction privileges, you lose certain rights if someone gives fraudulent or unauthorized instructions to AIS that result in a loss to you. In general, if AIS has followed reasonable procedures, such as recording telephone instructions and sending written transaction confirmations, AIS is not liable for following telephone instructions that it believes to be genuine. Therefore, you have the risk of loss due to unauthorized or fraudulent instructions.

IRAS AND OTHER RETIREMENT PLANS. Shares of any INVESCO or AIM mutual fund may be purchased for IRAs and many other types of tax-deferred retirement plans. Please call AIS for information and forms to establish or transfer your existing retirement plan or account.

[ADVISOR ICON]  HOW TO SELL SHARES

The chart in this section shows several convenient ways to sell your Fund shares if you invest directly through ADI. If you invest in the Fund through a securities broker or any other third party, you may be charged a commission or transaction fee for either purchases or sales of Fund shares. Shares of the Fund may be sold at any time at the next NAV calculated after your request to sell is received by AIS in proper form. Depending on Fund performance, the NAV at the time you sell your shares may be more or less than the price you paid to purchase your shares.

TO SELL SHARES AT THAT DAY'S CLOSING PRICE, YOU MUST CONTACT US BEFORE 4:00 P.M. EASTERN TIME.

If you own shares in more than one INVESCO fund, please specify the fund whose shares you wish to sell and specify the class of shares. Remember that any sale or exchange of shares in a non-retirement account will likely result in a taxable gain or loss.

While AIS attempts to process telephone redemptions promptly, there may be times -- particularly in periods of severe economic or market disruption -- when you may experience delays in redeeming shares by telephone.

AIS usually forwards the proceeds from the sale of Fund shares within seven days after we receive your request to sell in proper form. However, payment may be postponed under unusual circumstances -- for instance, if normal trading is not taking place on the NYSE, or during an emergency as defined by the Securities and Exchange Commission. If your fund shares were purchased by a check which has not yet cleared, payment will be made promptly when your purchase check does clear; that can take up to twelve business days.

The following chart shows several ways to sell your Fund shares if you invest directly through ADI.

--------------------------------------------------------------------------------
METHOD                       REDEMPTION MINIMUM      PLEASE REMEMBER
--------------------------------------------------------------------------------
BY TELEPHONE                 Any amount.             AIS's telephone redemption
Call us toll-free at:                                privileges may be modified
1-800-959-4246.                                      or terminated in the future
                                                     at AIS's discretion. The
                                                     maximum amount which may be
                                                     redeemed by telephone is
                                                     generally $25,000.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
IN WRITING                   Any amount.             The redemption request must
Mail your request to:                                be signed by all registered
AIM Investment Services, Inc.                        account owners. Payment
[ADDRESS]                                            will be mailed to your
You may also send your                               address as it appears on
request by overnight                                 AIS's records, or to a
courier to:                                          bank designated by you in
[ADDRESS]                                            writing.

--------------------------------------------------------------------------------
PAYMENT TO THIRD PARTY       Any amount.             All registered account
Mail your request to:                                owners must sign the
AIM Investment Services, Inc.                        request, with signature
[ADDRESS]                                            guarantees from an eligible
                                                     guarantor financial
                                                     institution, such as a
                                                     commercial bank or a
                                                     recognized national or
                                                     regional securities firm.
--------------------------------------------------------------------------------

[GRAPH ICON]  TAXES

Everyone's tax status is unique. We manage the Fund in an effort to provide maximum total return to all shareholders of the Fund. The Advisor generally focuses on pre-tax results and ordinarily does not manage the Fund to minimize taxes. We may, nevertheless, take advantage of opportunities to mitigate taxes through management of capital gains and losses. We encourage you to consult your own tax adviser on the tax impact to you of investing directly or indirectly in the Fund.

TO AVOID BACKUP WITHHOLDING, BE SURE WE HAVE YOUR CORRECT SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER.

The Fund customarily distributes to its shareholders substantially all of its net investment income, net capital gains and net gains from foreign currency transactions, if any. You receive a proportionate part of these distributions, depending on the percentage of the Fund's shares that you own. These distributions are required under federal tax laws governing mutual funds. It is the policy of the Fund to distribute all investment company taxable income and net capital gains. As a result of this policy and the Fund's qualification as a regulated investment company, it is anticipated that the Fund will not pay any federal income or excise taxes. Instead, the Fund will be accorded conduit or "pass through" treatment for federal income tax purposes.

However, unless you are (or your account is) exempt from income taxes, you must include all dividends and capital gain distributions paid to you by the Fund in your taxable income for federal, state, and local income tax purposes. You also may realize capital gains or losses when you sell shares of the Fund at more or less than the price you originally paid. An exchange is treated as a sale, and is a taxable event. Dividends and other distributions usually are taxable whether you receive them in cash or automatically reinvest them in shares of the Fund or other INVESCO funds.

If you have not provided AIS with complete, correct tax information, the Fund is required by law to withhold from your distributions, and any money that you receive from the sale of shares of the Fund, a backup withholding tax at the rate in effect on the date of the transaction.

Unless your account is held at a brokerage firm, we will provide you with detailed information every year about your dividends and capital gain distributions. Depending on the activity in your individual account, we may also be able to assist with cost basis figures for shares you sell.

[GRAPH ICON]  DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

The Fund earns ordinary or investment income from dividends and interest on its investments. The Fund expects to distribute substantially all of this investment income, less Fund expenses, to shareholders annually. The Fund can make distributions at other times, if it chooses to do so. Please note that classes with higher expenses are expected to have lower dividends.

NET INVESTMENT INCOME AND NET REALIZED CAPITAL GAINS ARE DISTRIBUTED TO SHAREHOLDERS AT LEAST ANNUALLY. DISTRIBUTIONS ARE TAXABLE WHETHER REINVESTED IN ADDITIONAL SHARES OR PAID TO YOU IN CASH (EXCEPT FOR TAX-EXEMPT OR TAX-DEFERRED ACCOUNTS).

The Fund also realizes capital gains or losses when it sells securities in its portfolio for more or less than it had paid for them. If total gains on sales exceed total losses (including losses carried forward from previous years), the Fund has a net realized capital gain. Net realized capital gains, if any, are distributed to shareholders at least annually, usually in November or December. Dividends and capital gain distributions are paid to you if you hold shares on the record date of the distribution regardless of how long you have held your shares.

Under present federal income tax laws, capital gains may be taxable at different rates, depending on how long the Fund has held the underlying investment. Short-term capital gains which are derived from the sale of assets held one year or less are taxed as ordinary income. Long-term capital gains which are derived from the sale of assets held for more than one year are taxed at up to the maximum capital gains rate, currently 20% for individuals.

The Fund's daily NAV reflects all ordinary income and realized capital gains that have not yet been distributed to shareholders. Therefore, the Fund's NAV will drop by the amount of a distribution, net of market fluctuations, on the day the distribution is declared. If you buy shares of the Fund just before a distribution is declared, you may wind up "buying a distribution." This means that if the Fund declares a dividend or capital gain distribution shortly after you buy, you will receive some of your investment back as a taxable distribution. Although purchasing your shares at the resulting higher NAV may mean a smaller capital gain or greater loss upon sale of the shares, most shareholders want to avoid the purchase of shares immediately before the distribution record date. However, keep in mind that your basis in the Fund will be increased to the extent such distributions are reinvested in the Fund. If you sell your shares at a loss for tax purposes and then replace those shares with a substantially identical investment either thirty days before or after that sale, the transaction is usually considered a "wash sale" and you will not be able to claim a tax loss.

Dividends and capital gain distributions paid by the Fund are automatically reinvested in additional Fund shares at the NAV on the ex-distribution date, unless you choose to have them automatically reinvested in another INVESCO or AIM fund or paid to you by check or electronic funds transfer. Dividends and other distributions, whether received in cash or reinvested in additional Fund shares, are generally subject to federal income tax.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Institutional Class shares of the Fund and its predecessor, the Pell Rudman Mid-Cap Growth Portfolio (the "Pell Rudman Portfolio") for the period of its operations. The Fund is the successor to the Pell Rudman Portfolio pursuant to a reorganization that took place on October 2, 2001. As a result of the reorganization, Pell Rudman shareholders received Institutional Class shares of the Fund. The financial information below is that of the Pell Rudman Portfolio through October 1, 2001, and the Institutional Class shares of INVESCO Mid-Cap Growth Fund for the period October 2, 2001 through April 30, 2003. Certain information reflects financial results for a single share. The total returns in the table represent the annual percentages that an investor would have earned (or lost) on an investment in an Institutional Class share of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the financial statements, is included in INVESCO Stock Funds, Inc. - INVESCO Mid-Cap Growth Fund's 2003 Annual Report to Shareholders, which is incorporated by reference into the Statement of Additional Information. Prior to November __, 2003, AIM Stock Funds was named AIM Stock Funds, Inc. (formerly, INVESCO Stock Funds, Inc.) Prior to November 30, 2002, the Fund was a series of INVESCO Counselor Series Funds, Inc. and its fiscal year end was April 30. This Report is available without charge by contacting ADI at the address or telephone number on the back cover of this Prospectus. Please note that the fiscal year end of the Fund has been changed to July 31.

                                                                                                                     PERIOD ENDED
                                                                            YEAR ENDED APRIL 30                        APRIL 30
------------------------------------------------------------------------------------------------------------------------------------
INVESCO MID-CAP GROWTH FUND - INSTITUTIONAL CLASS             2003          2002            2001           2000           1999(a)
PER SHARE DATA
Net Asset Value--Beginning of Period                        $14.94        $14.78          $19.03         $12.76         $10.00
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                          (0.11)        (0.15)(c)       (0.13)         (0.12)         (0.02)
Net Gains or (Losses) on Securities (Both Realized
  and Unrealized)                                            (2.14)         0.31(c)        (2.38)          6.41           2.78
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                             (2.25)         0.16           (2.51)          6.29           2.76
====================================================================================================================================
Less Dividends and Distributions                              0.00          0.00            1.64           0.02           0.00
Tax Return of Capital                                         0.00          0.00            0.10           0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                           0.00          0.00            1.74           0.02           0.00
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value--End of Period                              $12.69        $14.94          $14.78         $19.03         $12.76
====================================================================================================================================

TOTAL RETURN                                                (15.06%)        1.08%         (13.60%)        49.49%         27.50%(d)

RATIOS
Net Assets--End of Period ($000 Omitted)                    $1,111        $2,538         $19,742        $17,703         $6,185
Ratio of Expenses to Average Net Assets(e)(f)                 1.30%         1.30%           1.30%          1.31%          1.30%(g)
Ratio of Net Investment Loss to Average Net Assets(f)        (0.83%)       (1.06%)         (0.90%)        (0.95%)        (0.68%)(g)
Portfolio Turnover Rate                                         50%           23%             41%            42%            24%(d)

(a) From September 10, 1998, commencement of investment operations, to April 30, 1999.
(b) The per share information was computed based on average shares for the year ended April 30, 2003.
(c) Per share data has been restated.
(d) Based on operations for the period shown and, accordingly, is not representative of a full year.
(e) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by INVESCO, which is before any expense offset arrangements (which may include custodian fees).
(f) Various expenses of the Class were voluntarily absorbed by INVESCO for the year ended April 30, 2003.  Various expenses were voluntarily absorbed by INVESCO for the period of October 2, 2001 to April 30, 2002 and by Pell Rudman Trust Company, N.A. for
    the period of May 1, 2001 to October 1, 2001, representing the year ended April 30, 2002. Various expenses were voluntarily absorbed by Pell Rudman Trust Company, N.A for the years ended April 30, 2001 and 2000 and the period ended April 30, 1999. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 3.35%, 2.29%, 1.88%,
    2.48% and 7.74% (annualized), respectively, and ratio of net investment loss to average net assets would have been (2.88%),
    (2.05%), (1.48%), (2.12%) and (7.12%) (annualized), respectively.
(g) Annualized

NOVEMBER ___, 2003

AIM STOCK FUNDS
INVESCO MID-CAP GROWTH FUND - INSTITUTIONAL CLASS

You may obtain additional information about the Fund from several sources.

FINANCIAL REPORTS. Although this Prospectus describes the Fund's anticipated investments and operations, the Fund also prepares annual and semiannual reports that detail the Fund's actual investments at the report date. These reports include discussion of the Fund's recent performance, as well as the effect of market and general economic trends and the Fund's investment strategy on the Fund's performance. The annual report also includes the report of the Fund's independent accountants.


STATEMENT OF ADDITIONAL INFORMATION. The SAI dated November 1, 2003 is a supplement to this Prospectus and has detailed information about the Fund and its investment policies and practices. A current SAI for the Fund is on file with the Securities and Exchange Commission and is incorporated into this Prospectus by reference; in other words, the SAI is legally a part of this Prospectus, and you are considered to be aware of the contents of the SAI.


INTERNET. The current Prospectus, SAI, annual report and semiannual report are available on the SEC Web site at www.sec.gov.


To obtain a free copy of the current Prospectus, SAI, annual report, and semiannual report of the Fund, write to A I M Fund Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739; or call 1-800-347-4246. Copies of these materials are also available (with a copying charge) from the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C., 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 1-202-942-8090 or by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-1474 and 002-26125.


811-1474

                       STATEMENT OF ADDITIONAL INFORMATION


                                 AIM STOCK FUNDS

INVESCO Dynamics Fund-Investor Class, Institutional Class, Class A, B, C, and K
           INVESCO Growth Fund - Investor Class, Class A, B, C, and K
                    (Formerly, INVESCO Blue Chip Growth Fund)
       INVESCO Growth & Income Fund - Investor Class, Class A, B, C, and K
    INVESCO Small Company Growth Fund - Investor Class, Class A, B, C, and K
       INVESCO S&P 500 Index Fund - Investor Class and Institutional Class
        INVESCO Value Equity Fund - Investor Class, Class A, B, C, and K


Address:                                     Mailing Address:

4350 South Monaco Street,                    P.O. Box 173706,
Denver, CO 80237                             Denver, CO 80217-3706



                                   Telephone:

                           In continental U.S., call:

                                 1-800-347-4246

                                November __, 2003
--------------------------------------------------------------------------------

A prospectus for the Investor Class and, if applicable, Class A, B, C, and K shares of INVESCO Dynamics, INVESCO Growth, INVESCO Growth & Income, INVESCO Small Company Growth, INVESCO S&P 500 Index and INVESCO Value Equity Funds; a Prospectus for INVESCO Dynamics Fund - Institutional Class; and a Prospectus for INVESCO S&P 500 Index Fund - Institutional Class each dated November __, 2003, provide the basic information you should know before investing in a Fund. This Statement of Additional Information ("SAI") is incorporated by reference into the Funds' Prospectuses; in other words, this SAI is legally part of the Funds' Prospectuses. Although this SAI is not a prospectus, it contains information in addition to that set forth in the Prospectuses. It is intended to provide additional information regarding the activities and operations of the Funds and should be read in conjunction with the Prospectuses. The financial statements for the Funds for the fiscal year ended July 31, 2003 are incorporated herein by reference from INVESCO Stock Funds, Inc.'s Annual Report to Shareholders dated July 31, 2003. Prior to November 4, 2003, each series of AIM Stock Funds was a series portfolio of a Maryland Corporation named AIM Stock Funds, Inc. (formerly, INVESCO Stock Funds, Inc.).

You may obtain, without charge, the current Prospectuses, SAI, and annual and semiannual reports of the Funds by writing to AIM Investment Services, Inc. ("AIS"), P.O. Box 4739, Houston, Texas 77210-4739, or by calling 1-800-347-4246.
The Prospectus, annual report, and semiannual report of the Investor Class, Class A, B, C, and K shares of the Funds are also available through the AIM Web site at aiminvestments.com.

TABLE OF CONTENTS

The Trust......................................................................4

Investments, Policies, and Risks...............................................5

Investment Restrictions.......................................................29

Management of the Funds.......................................................31

Other Service Providers.......................................................79

Brokerage Allocation and Other Practices......................................79

Shares of Beneficial Interest.................................................83

Tax Consequences of Owning Shares of a Fund...................................84

Performance...................................................................87

Proxy Voting..................................................................96

Code of Ethics................................................................98

Financial Statements..........................................................99

Appendix A...................................................................100

THE TRUST

AIM Stock Funds (the "Trust") was organized as a Delaware statutory trust on July 29, 2003. Pursuant to shareholder approval obtained at a shareholder meeting held on October 21, 2003, each series portfolio of INVESCO Stock Funds, Inc. was redomesticated as a new series of the Trust on November 4, 2003. INVESCO Stock Funds, Inc. (the "Company") was incorporated under the laws of Maryland as INVESCO Dynamics Fund, Inc. on April 2, 1993. On July 1, 1993, the Company assumed all of the assets and liabilities of Financial Dynamics Fund, Inc. ("FDF"), which was incorporated in Colorado on February 17, 1967. All financial and other information about the Company for period prior to July 1, 1993 related to FDF. On June 26, 1997, the Company changed its name to INVESCO Capital Appreciation Funds, Inc. and designated two series of shares of common stock of the Trust as the INVESCO Dynamics Fund and the INVESCO Growth & Income Fund. On August 28, 1998, the Company changed its name to INVESCO Equity Funds, Inc. On October 29, 1998 the Company changed its name to INVESCO Stock Funds, Inc. On July 15, 1999, the Company assumed all of the assets and liabilities of INVESCO Growth Fund, a series of INVESCO Growth Fund, Inc.; INVESCO Small Company Growth Fund, a series of INVESCO Emerging Opportunity Funds, Inc.; INVESCO S&P 500 Index Fund, a series of INVESCO Specialty Funds, Inc.; and INVESCO Value Equity Fund, a series of INVESCO Value Trust. On October __, 2003, the Company changed its name to AIM Stock Funds, Inc.

The Trust is an open-end, diversified, management investment company currently consisting of eight portfolios of investments: INVESCO Dynamics Fund - Investor Class, Institutional Class, Class A, B, C, and K; INVESCO Growth Fund - Investor Class, Class A, B, C, and K; INVESCO Growth & Income Fund - Investor Class, Class A, B, C, and K; INVESCO Mid-Cap Growth Fund - Investor Class, Institutional Class, Class A, B, C, and K; INVESCO Small Company Growth Fund - Investor Class; Class A, B, C, and K; INVESCO S&P 500 Index Fund - Investor Class and Institutional Class; and INVESCO Value Equity Fund - Investor Class, Class A, B, C, and K (each a "Fund" and collectively, the "Funds"). INVESCO Mid-Cap Growth Fund has a separate SAI. Additional funds and classes may be offered in the future.

"Open-end" means that each Fund issues an indefinite number of shares which it continuously offers to redeem at net asset value per share ("NAV"). A "management" investment company actively buys and sells securities for the portfolio of each Fund at the direction of a professional manager. Open-end management investment companies (or one or more series of such companies, such as the Funds) are commonly referred to as mutual funds.

Standard & Poor's, a division of The McGraw-Hill Companies ("S&P") has no obligation to take the needs of the Funds' investment advisor ("Advisor") or the owners of the INVESCO S&P 500 Index Fund ("Index Fund") into consideration in determining, composing, or calculating the Standard & Poor's Composite Stock Price Index ("Index"). S&P is not responsible for and has not participated in the determination of the prices and amount of the Index Fund or the timing of the issuance or sale of the Index Fund or in the determination or calculation of the equation by which the Index Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing, or trading of the Index Fund.

S&P does not guarantee the accuracy and/or the completeness of the Index or any data included therein and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Trust, shareholders of the Index Fund or any other person or entity from the use of the Index or any data included therein. S&P makes no express or implied warranty, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

"Standard & Poor's," "S&P," "S&P 500," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Advisor and AIM Distributors, Inc. ("ADI"). The Index Fund is not sponsored, endorsed, sold or promoted by S&P and it makes no representation regarding the advisability of investing in the Index Fund.

INVESTMENTS, POLICIES, AND RISKS

The principal investments and policies of the Funds are discussed in the Prospectuses of the Funds. The Funds also may invest in the following securities and engage in the following practices.

ADRS AND EDRS -- American Depositary Receipts, or ADRs, are receipts typically issued by U.S. banks. ADRs are receipts for the shares of foreign corporations that are held by the bank issuing the receipt. An ADR entitles its holder to all dividends and capital gains on the underlying foreign securities, less any fees paid to the bank. Purchasing ADRs gives a Fund the ability to purchase the functional equivalent of foreign securities without going to the foreign securities markets to do so. ADRs are bought and sold in U.S. dollars, not foreign currencies. An ADR that is "sponsored" means that the foreign corporation whose shares are represented by the ADR is actively involved in the issuance of the ADR, and generally provides material information about the corporation to the U.S. market. An "unsponsored" ADR program means that the foreign corporation whose shares are held by the bank is not obligated to disclose material information in the United States, and, therefore, the market value of the ADR may not reflect important facts known only to the foreign company. Since they mirror their underlying foreign securities, ADRs generally have the same risks as investing directly in the underlying foreign securities. European Depositary Receipts, or EDRs, are similar to ADRs, except that they are typically issued by European banks or trust companies.

CERTIFICATES OF DEPOSIT IN FOREIGN BANKS AND U.S. BRANCHES OF FOREIGN BANKS -- The Funds may maintain time deposits in and invest in U.S. dollar denominated certificates of deposit ("CDs") issued by foreign banks and U.S. branches of foreign banks. The Funds limit investments in foreign bank obligations to U.S. dollar denominated obligations of foreign banks which have more than $10 billion in assets, have branches or agencies in the U.S., and meet other criteria established by the board of trustees. Investments in foreign securities involve special considerations. There is generally less publicly available information about foreign issuers since many foreign countries do not have the same disclosure and reporting requirements as are imposed by the U.S. securities laws. Moreover, foreign issuers are generally not bound by uniform accounting and auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Such investments may also entail the risks of possible imposition of dividend withholding or confiscatory taxes, possible currency blockage or transfer restrictions, expropriation, nationalization, or other adverse political or economic developments, and the difficulty of enforcing obligations in other countries.

The Funds may also invest in bankers' acceptances, time deposits, and certificates of deposit of U.S. branches of foreign banks and foreign branches of U.S. banks. Investments in instruments of U.S. branches of foreign banks will be made only with branches that are subject to the same regulations as U.S. banks. Investments in instruments issued by a foreign branch of a U.S. bank will be made only if the investment risk associated with such investment is the same as that involving an investment in instruments issued by the U.S. parent, with the U.S. parent unconditionally liable in the event that the foreign branch fails to pay on the investment for any reason.

COMMERCIAL PAPER -- Commercial paper is the term for short-term promissory notes issued by domestic corporations to meet current working capital needs. Commercial paper may be unsecured by the corporation's assets but may be backed by a letter of credit from a bank or other financial institution. The letter of credit enhances the commercial paper's creditworthiness. The issuer is directly responsible for payment but the bank "guarantees" that if the note is not paid at maturity by the issuer, the bank will pay the principal and interest to the buyer. The Advisor will consider the creditworthiness of the institution issuing the letter of credit, as well as the creditworthiness of the issuer of the commercial paper, when purchasing paper enhanced by a letter of credit. Commercial paper is sold either as interest-bearing or on a discounted basis, with maturities not exceeding 270 days.

DEBT SECURITIES -- Debt securities include bonds, notes, and other securities that give the holder the right to receive fixed amounts of principal, interest, or both on a date in the future or on demand. Debt securities also are often referred to as fixed-income securities, even if the rate of interest varies over the life of the security.

Debt securities are generally subject to credit risk and market risk. Credit risk is the risk that the issuer of the security may be unable to meet interest or principal payments or both as they come due. Market risk is the risk that the market value of the security may decline for a variety of reasons, including changes in interest rates. An increase in interest rates tends to reduce the market values of debt securities in which a Fund has invested. A decline in interest rates tends to increase the market values of debt securities in which a Fund has invested.

Moody's Investors Service, Inc. ("Moody's") and S&P ratings provide a useful guide to the credit risk of many debt securities. The lower the rating of a debt security, the greater the credit risk the rating service assigns to the security. To compensate investors for accepting that greater risk, lower-rated debt securities tend to offer higher interest rates. Growth & Income Fund and Small Company Growth Fund may invest up to 25% and 5%, respectively, of their respective portfolios in lower-rated debt securities, which are often referred to as "junk bonds." Increasing the amount of Fund assets invested in unrated or lower-grade straight debt securities may increase the yield produced by a Fund's debt securities but will also increase the credit risk of those securities. A debt security is considered lower-grade if it is rated Ba or less by Moody's or BB or less by S&P at the time of purchase. Lower-rated and non-rated debt securities of comparable quality are subject to wider fluctuations in yields and market values than higher-rated debt securities and may be considered speculative. Although a Fund may invest in debt securities assigned lower-grade ratings by S&P or Moody's, at the time of purchase, the Funds are not permitted to invest in bonds that are in default or are rated CCC or below by S&P or Caa or below by Moody's or, if unrated, are judged by the Advisor to be of equivalent quality. Debt securities rated lower than B by either S&P or Moody's are usually considered to be speculative. At the time of purchase, the Advisor will limit Fund investments to debt securities which the Advisor believes are not highly speculative and which are rated at least B by S&P or Caa by Moody's.

A significant economic downturn or increase in interest rates may cause issuers of debt securities to experience increased financial problems which could adversely affect their ability to pay principal and interest obligations, to meet projected business goals, and to obtain additional financing. These conditions more severely impact issuers of lower-rated debt securities. The market for lower-rated straight debt securities may not be as liquid as the market for higher-rated straight debt securities. Therefore, the Advisor attempts to limit purchase of lower-rated securities to securities having an established secondary market.

Debt securities rated Caa by Moody's may be in default or may present risks of non-payment of principal or interest. Lower-rated securities by S&P (categories BB, B, or CCC) include those which are predominantly speculative because of the issuer's perceived capacity to pay interest and repay principal in accordance with their terms; BB indicates the lowest degree of speculation and CCC a high degree of speculation. While such bonds will likely have some quality and protective characteristics, these are usually outweighed by large uncertainties or major risk exposures to adverse conditions.

Although bonds in the lowest investment grade debt category (those rated BBB by S&P, Baa by Moody's, or the equivalent) are regarded as having adequate capability to pay principal and interest, they have speculative characteristics. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher-rated bonds. Lower-rated bonds by Moody's (categories Ba, B, or Caa) are of poorer quality and also have speculative characteristics. Bonds rated Caa may be in default or there may be present elements of danger with respect to principal or interest. Bonds having equivalent ratings from other rating services will have characteristics similar to those of the corresponding S&P and Moody's ratings. For a specific description of S&P and Moody's corporate bond rating categories, please refer to Appendix A.

The Funds, except for S&P 500 Index Fund, may invest in zero coupon bonds and step-up bonds. Zero coupon bonds do not make regular interest payments. Zero coupon bonds are sold at a discount from face value. Principal and accrued discount (representing interest earned but not paid) are paid at maturity in the amount of the face value. Step-up bonds initially make no (or low) cash interest payments but begin paying interest (or a higher rate of interest) at a fixed time after issuance of the bond. The market values of zero coupon and step-up bonds generally fluctuate more in response to changes in interest rates than interest-paying securities of comparable term and quality. A Fund may be required to distribute income recognized on these bonds, even though no cash may be paid to the Fund until the maturity or call date of a bond, in order for the Fund to maintain its qualification as a regulated investment company. These required distributions could reduce the amount of cash available for investment by a Fund.

DOMESTIC BANK OBLIGATIONS -- U.S. banks (including their foreign branches) issue CDs and bankers' acceptances which may be purchased by the Funds if an issuing bank has total assets in excess of $5 billion and the bank otherwise meets the Funds' credit rating requirements. CDs are issued against deposits in a commercial bank for a specified period and rate and are normally negotiable. Eurodollar CDs are certificates issued by a foreign branch (usually London) of a U.S. domestic bank, and, as such, the credit is deemed to be that of the domestic bank. Bankers' acceptances are short-term credit instruments evidencing the promise of the bank (by virtue of the bank's "acceptance") to pay at maturity a draft which has been drawn on it by a customer (the "drawer"). Bankers' acceptances are used to finance the import, export, transfer, or storage of goods and reflect the obligation of both the bank and the drawer to pay the face amount. Both types of securities are subject to the ability of the issuing bank to meet its obligations, and are subject to risks common to all debt securities. In addition, banker's acceptances may be subject to foreign currency risk and certain other risks of investment in foreign securities.

EQUITY SECURITIES -- The Funds may invest in common, preferred, and convertible preferred stocks, and securities whose values are tied to the price of stocks, such as rights, warrants, and convertible debt securities. Common stocks and preferred stocks represent equity ownership in a corporation. Owners of stock, such as the Funds, share in a corporation's earnings through dividends which may be declared by the corporation, although the receipt of dividends is not the principal benefit that the Funds seek when they invest in stocks and similar instruments.

Instead, the Funds seek to invest in stocks that will increase in market value and may be sold for more than a Fund paid to buy them. Market value is based upon constantly changing investor perceptions of what the company is worth compared to other companies. Although dividends are a factor in the changing market value of stocks, many companies do not pay dividends, or pay comparatively small dividends. The principal risk of investing in equity securities is that their market values fluctuate constantly, often due to factors entirely outside the control of the Funds or the company issuing the stock. At any given time, the market value of an equity security may be significantly higher or lower than the amount paid by a Fund to acquire it.

Owners of preferred stocks are entitled to dividends payable from the corporation's earnings, which in some cases may be "cumulative" if prior dividends on the preferred stock have not been paid. Dividends payable on preferred stock have priority over distributions to holders of common stock, and preferred stocks generally have a priority on the distribution of assets in the event of the corporation's liquidation. Preferred stocks may be "participating," which means that they may be entitled to dividends in excess of the stated dividend in certain cases. The holders of a company's debt securities generally are entitled to be paid by the company before it pays anything to its stockholders.

Rights and warrants are securities which entitle the holder to purchase the securities of a company (usually, its common stock) at a specified price during a specified time period. The value of a right or warrant is affected by many of the same factors that determine the prices of common stocks. Rights and warrants may be purchased directly or acquired in connection with a corporate reorganization or exchange offer.

The Funds also may purchase convertible securities including convertible debt obligations and convertible preferred stock. A convertible security entitles the holder to exchange it for a fixed number of shares of common stock (or other equity security), usually at a fixed price within a specified period of time. Until conversion, the owner of convertible securities usually receives the interest paid on a convertible bond or the dividend preference of a preferred stock.

A convertible security has an "investment value" which is a theoretical value determined by the yield it provides in comparison with similar securities without the conversion feature. Investment value changes are based upon prevailing interest rates and other factors. It also has a "conversion value," which is the market value the convertible security would have if it were exchanged for the underlying equity security. Convertible securities may be purchased at varying price levels above or below their investment values or conversion values.

Conversion value is a simple mathematical calculation that fluctuates directly with the price of the underlying security. However, if the conversion value is substantially below the investment value, the market value of the convertible security is governed principally by its investment value. If the conversion value is near or above the investment value, the market value of the convertible security generally will rise above the investment value. In such cases, the market value of the convertible security may be higher than its conversion value, due to the combination of the convertible security's right to interest (or dividend preference) and the possibility of capital appreciation from the conversion feature. However, there is no assurance that any premium above investment value or conversion value will be recovered because prices change and, as a result, the ability to achieve capital appreciation through conversion may be eliminated.

SECTOR RISK -- Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. If the portfolio managers allocate more of their respective Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to the economic, business or other developments which generally affect that sector.

EUROBONDS AND YANKEE BONDS (All Funds, except S&P 500 Index Fund) -- Bonds issued by foreign branches of U.S. banks ("Eurobonds") and bonds issued by a U.S. branch of a foreign bank and sold in the United States ("Yankee bonds"). These bonds are bought and sold in U.S. dollars, but generally carry with them the same risks as investing in foreign securities.

FOREIGN SECURITIES -- Investments in the securities of foreign companies, or companies that have their principal business activities outside the United States, involve certain risks not associated with investments in U.S. companies. Non-U.S. companies generally are not subject to the same uniform accounting, auditing, and financial reporting standards that apply to U.S. companies. Therefore, financial information about foreign companies may be incomplete, or may not be comparable to the information available on U.S. companies. There may also be less publicly available information about a foreign company.

Although the volume of trading in foreign securities markets is growing, securities of many non-U.S. companies may be less liquid and have greater swings in price than securities of comparable U.S. companies. The costs of buying and selling securities on foreign securities exchanges are generally significantly higher than similar costs in the United States. There is generally less government supervision and regulation of exchanges, brokers, and issuers in foreign countries than there is in the United States. Investments in non-U.S. securities may also be subject to other risks different from those affecting

U.S. investments, including local political or economic developments, expropriation or nationalization of assets, confiscatory taxation, and imposition of withholding taxes on dividends or interest payments. If it becomes necessary, it may be more difficult for a Fund to obtain or to enforce a judgment against a foreign issuer than against a domestic issuer.

Securities traded on foreign markets are usually bought and sold in local currencies, not in U.S. dollars. Therefore, the market value of foreign securities acquired by a Fund can be affected -- favorably or unfavorably -- by changes in currency rates and exchange control regulations. Costs are incurred in converting money from one currency to another. Foreign currency exchange rates are determined by supply and demand on the foreign exchange markets. Foreign exchange markets are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors, all of which are outside the control of each Fund. Generally, the Funds' foreign currency exchange transactions will be conducted on a cash or "spot" basis at the spot rate for purchasing or selling currency in the foreign currency exchange markets.

FUTURES, OPTIONS, AND OTHER FINANCIAL INSTRUMENTS

GENERAL. The Advisor and/or sub-advisor may use various types of financial instruments, some of which are derivatives, to attempt to manage the risk of a Fund's investments or, in certain circumstances, for investment (E.G., as a substitute for investing in securities). These financial instruments include options, futures contracts (sometimes referred to as "futures"), forward contracts, swaps, caps, floors, and collars (collectively, "Financial Instruments"). The policies in this section do not apply to other types of instruments sometimes referred to as derivatives, such as indexed securities, mortgage-backed and other asset-backed securities, and stripped interest and principal of debt.

Hedging strategies can be broadly categorized as "short" hedges and "long" or "anticipatory" hedges. A short hedge involves the use of a Financial Instrument in order to partially or fully offset potential variations in the value of one or more investments held in a Fund's portfolio. A long or anticipatory hedge involves the use of a Financial Instrument in order to partially or fully offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. In an anticipatory hedge transaction, the Fund does not already own a corresponding security. Rather, the hedge relates to a security or type of security that the Fund intends to acquire. If the Fund does not eliminate the hedge by purchasing the security as anticipated, the effect on the Fund's portfolio is the same as if a long position were entered into. Financial Instruments may also be used, in certain circumstances, for investment (E.G., as a substitute for investing in securities).

Financial Instruments on individual securities generally are used to attempt to hedge against price movements in one or more particular securities positions that a Fund already owns or intends to acquire. Financial Instruments on indexes, in contrast, generally are used to attempt to hedge all or a portion of a portfolio against price movements of the securities within a market sector in which the Fund has invested or expects to invest.

The use of Financial Instruments is subject to applicable regulations of the Securities and Exchange Commission ("SEC"), the several exchanges upon which they are traded, and the Commodity Futures Trading Commission ("CFTC"). In addition, the Funds' ability to use Financial Instruments will be limited by tax considerations. See "Tax Consequences of Owning Shares of a Fund."

In addition to the instruments and strategies described below, the advisor and/or sub-advisor may use other similar or related techniques to the extent that they are consistent with a Fund's investment objective and permitted by its investment limitations and applicable regulatory authorities. The Funds' Prospectuses or SAI will be supplemented to the extent that new products or techniques become employed involving materially different risks than those described below or in the Prospectuses.

SPECIAL RISKS. Financial Instruments and their use involve special considerations and risks, certain of which are described below.

(1) Financial Instruments may increase the volatility of a Fund. If the advisor and/or sub-advisor employs a Financial Instrument that correlates imperfectly with a Fund's investments, a loss could result, regardless of whether or not the intent was to manage risk. In addition, these techniques could result in a loss if there is not a liquid market to close out a position that a Fund has entered.

(2) There might be imperfect correlation between price movements of a Financial Instrument and price movement of the investment(s) being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment(s), the hedge would not be fully successful. This might be caused by certain kinds of trading activity that distorts the normal price relationship between the security being hedged and the Financial Instrument. Similarly, the effectiveness of hedges using Financial Instruments on indexes will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

The Funds are authorized to use options and futures contracts related to securities with issuers, maturities or other characteristics different from the securities in which it typically invests. This involves a risk that the options or futures position will not track the performance of a Fund's portfolio investments.

The direction of options and futures price movements can also diverge from the direction of the movements of the prices of their underlying instruments, even if the underlying instruments match a Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may take positions in options and futures contracts with a greater or lesser face value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases.

(3) If successful, the above-discussed hedging strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements of portfolio securities. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if a Fund entered into a short hedge because the advisor and/or sub-advisor projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase would likely be wholly or partially offset by a decline in the value of the short position in the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss.

(4) A Fund's ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the degree of liquidity of the market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the "counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to a Fund.

(5) As described below, the Funds are required to maintain assets as "cover," maintain segregated accounts or make margin payments when they take positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If a Fund is unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or segregated accounts or make such payments until the position expired. These requirements might impair a Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

COVER. Positions in Financial Instruments, other than purchased options, expose the Funds to an obligation to another party. A Fund will not enter into any such transaction unless it owns (1) an offsetting ("covered") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its obligations to the extent not covered as provided in (1) above. The Funds will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, designate cash or liquid assets as segregated in the prescribed amount as determined daily.

Assets used as cover or held as segregated cannot be sold while the position in the corresponding Financial Instrument is open unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund's assets to cover or to hold as segregated could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

OPTIONS. Each Fund may engage in certain strategies involving options to attempt to manage the risk of its investments or, in certain circumstances, for investment (E.G., as a substitute for investing in securities). A call option gives the purchaser the right to buy, and obligates the writer to sell the underlying investment at the agreed-upon exercise price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy the underlying investment at the agreed-upon exercise price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract. See "Options on Indexes" below with regard to cash settlement of option contracts on index values.

The purchase of call options can serve as a hedge against a price rise of the underlier and the purchase of put options can serve as a hedge against a price decline of the underlier. Writing call options can serve as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and a Fund will be obligated to sell the security or currency at less than its market value.

Writing put options can serve as a limited long or anticipatory hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and a Fund will be obligated to purchase the security or currency at more than its market value.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the price volatility of the underlying investment and general market and interest rate conditions. Options that expire unexercised have no value.

A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option, which is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option, which is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

RISKS OF OPTIONS ON SECURITIES. Options embody the possibility of large amounts of exposure, which will result in a Fund's net asset value being more sensitive to changes in the value of the related investment. A Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit from the transaction.

The Funds' ability to establish and close out positions in options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for

OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to the option's expiration. If a Fund is not able to enter into an offsetting closing transaction on an option it has written, it will be required to maintain the securities subject to the call or the liquid assets underlying the put until a closing purchase transaction can be entered into or the option expires. However, there can be no assurance that such a market will exist at any particular time.

If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

OPTIONS ON INDEXES. Puts and calls on indexes are similar to puts and calls on securities or futures contracts except that all settlements are in cash and changes in value depend on changes in the index in question. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, upon exercise of the call, the purchaser will receive from the Fund an amount of cash equal to the positive difference between the closing price of the index and the exercise price of the call times a specified multiple ("multiplier"), which determines the total dollar value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put to deliver to the Fund an amount of cash equal to the positive difference between the exercise price of the put and the closing price of the index times the multiplier. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the positive difference between the exercise price of the put and the closing level of the index times the multiplier.

The risks of purchasing and selling options on indexes may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot fulfill its potential settlement obligations by delivering the underlying securities. A Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, a Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if a Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level. As with other kinds of options, a Fund as the call writer will not learn what it has been assigned until the next business day. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because in that case the writer's obligation is to deliver the underlying security, not to pay its value as of a moment in the past. In contrast, the writer of an index call will be required to pay cash in an amount based on the difference between the closing index value on the exercise date and the exercise price. By the time a Fund learns what it has been assigned, the index may have declined. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure.

If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund nevertheless will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded.

Generally, OTC foreign currency options used by a Fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. When a Fund purchases or sells a futures contract, it incurs an obligation respectively to take or make delivery of a specified amount of the obligation underlying the contract at a specified time and price. When a Fund writes an option on a futures contract, it becomes obligated to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If a Fund writes a call, on exercise it assumes a short futures position. If it writes a put, on exercise it assumes a long futures position.

The purchase of futures or call options on futures can serve as a long or an anticipatory hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indexes. Similarly, writing put options on futures contracts can serve as a limited long or anticipatory hedge.

In addition, futures strategies can be used to manage the "duration" (a measure of anticipated sensitivity to changes in interest rates, which is sometimes related to the weighted average maturity of a portfolio) and associated interest rate risk of a Fund's fixed-income portfolio. If the advisor and/or sub-advisor wishes to shorten the duration of a Fund's fixed-income portfolio (i.e., reduce anticipated sensitivity), the Fund may sell an appropriate debt futures contract or a call option thereon, or purchase a put option on that futures contract. If the advisor and/or sub-advisor wishes to lengthen the duration of a Fund's fixed-income portfolio (i.e., increase anticipated sensitivity), the Fund may buy an appropriate debt futures contract or a call option thereon, or sell a put option thereon.

At the inception of a futures contract, a Fund is required to deposit "initial margin" in an amount generally equal to 10% or less of the contract value. Initial margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures or written option position varies, a process known as "marking-to-market." Unlike margin in securities transactions, initial margin on futures contracts and written options on futures contracts does not represent a borrowing on margin, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required to increase the level of initial margin deposits. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities in order to do so at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. However, there can be no assurance that a liquid market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures contract or an option on a futures contract position due to the absence of a liquid market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to continue to maintain the position being hedged by the futures contract or option or to continue to maintain cash or securities in a segregated account.

To the extent that a Fund enters into futures contracts, options on futures contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case that is not for BONA FIDE hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. This policy does not limit to 5% the percentage of the Fund's assets that are at risk in futures contracts, options on futures contracts and currency options.

RISKS OF FUTURES CONTRACTS AND OPTIONS THEREON. The ordinary spreads at a given time between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Due to the possibility of distortion, a hedge may not be successful. Although stock index futures contracts do not require physical delivery, under extraordinary market conditions, liquidity of such futures contracts also could be reduced. Additionally, the advisor and/or sub-advisor may be incorrect in its expectations as to the extent of various interest rates, currency exchange rates or stock market movements or the time span within which the movements take place.

INDEX FUTURES. The risk of imperfect correlation between movements in the price of index futures and movements in the price of the securities that are the subject of a hedge increases as the composition of a Fund's portfolio diverges from the index. The price of the index futures may move proportionately more than or less than the price of the securities being hedged. If the price of the index futures moves proportionately less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective. Assuming the price of the securities being hedged has moved in an unfavorable direction, as anticipated when the hedge was put into place, the Fund would be in a better position than if it had not hedged at all, but not as good as if the price of the index futures moved in full proportion to that of the hedged securities. However, if the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by movement of the price of the futures contract. If the price of the futures contract moves more than the price of the securities, the Fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge.

Where index futures are purchased in an anticipatory hedge, it is possible that the market may decline instead. If a Fund then decides not to invest in the securities at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

FOREIGN CURRENCY HEDGING STRATEGIES--SPECIAL CONSIDERATIONS. A Fund may use options and futures contracts on foreign currencies, as mentioned previously, and forward currency contracts, as described below, to attempt to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated or, in certain circumstances, for investment (e.g., as a substitute for investing in securities denominated in foreign currency). Currency hedges can protect against price movements in a security that a Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated.

A Fund might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, a Fund may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the value of which the advisor and/or sub-advisor believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction may be increased when this strategy is used.

The value of Financial Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, a Fund could be disadvantaged by having to deal in the odd-lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes, and charges associated with such delivery assessed in the issuing country.

FORWARD CURRENCY CONTRACTS AND FOREIGN CURRENCY DEPOSITS. The Funds may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time the forward currency contract is entered. Forward currency contracts are negotiated directly between currency traders (usually large commercial banks) and their customers.

Such transactions may serve as long or anticipatory hedges. For example, a Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. Forward currency contracts may also serve as short hedges. For example, a Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency.

The Funds may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund could also hedge the position by entering into a forward currency contract to sell another currency expected to perform similarly to the currency in which the Fund's existing investments are denominated. This type of hedge could offer advantages in terms of cost, yield or efficiency, but may not hedge currency exposure as effectively as a simple hedge against U.S. dollars. This type of hedge may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

The Funds may also use forward currency contracts in one currency or a basket of currencies to attempt to hedge against fluctuations in the value of securities denominated in a different currency if the advisor anticipates that there will be a positive correlation between the two currencies.

The cost to a Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of some or all of any expected benefit of the transaction.

As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures contracts, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to segregate cash or liquid assets.

The precise matching of forward currency contract amounts and the value of the securities, dividends, or interest payments involved generally will not be possible because the value of such securities, dividends or interest payments, measured in the foreign currency, will change after the forward currency contract has been established. Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Forward currency contracts may substantially change a Fund's investment exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as the advisor anticipates. There is no assurance that the advisor's and/or sub-advisor's use of forward currency contracts will be advantageous to a Fund or that it will hedge at an appropriate time.

The Funds may also purchase and sell foreign currency and invest in foreign currency deposits. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged.

COMBINED POSITIONS. A Fund may purchase and write options or futures in combination with each other, or in combination with futures or forward currency contracts, to manage the risk and return characteristics of its overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs.

TURNOVER. The Funds' options and futures activities may affect their turnover rates and brokerage commission payments. The exercise of calls or puts written by a Fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a Fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a Fund may also cause the sale of related investments, increasing turnover. Although such exercise is within the Fund's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. A Fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

SWAPS, CAPS, FLOORS, AND COLLARS. The Funds are authorized to enter into swaps, caps, floors, and collars. Swaps involve the exchange by one party with another party of their respective commitments to pay or receive cash flows, E.G., an exchange of floating rate payments for fixed rate payments. The purchase of a cap or a floor entitles the purchaser, to the extent that a specified index exceeds in the case of a cap, or falls below in the case of a floor, a predetermined value, to receive payments on a notional principal amount from the party selling such instrument. A collar combines elements of buying a cap and selling a floor.

HOLDRS -- Holding Company Depositary Receipts, or HOLDRs, are trust-issued receipts that represent a Fund's beneficial ownership of a specific group of stocks. HOLDRs involve risks similar to the risks of investing in common stock. For example, a Fund's investment will decline in value if the underlying stocks decline in value. Because HOLDRs are not subject to concentration limits, the relative weight of an individual stock may increase substantially, causing the HOLDRs to be less diverse and creating more risk.

ILLIQUID SECURITIES (All Funds, except S&P 500 Index Fund) -- Securities which do not trade on stock exchanges or in the over-the-counter market, or have restrictions on when and how they may be sold, are generally considered to be

"illiquid." An illiquid security is one that a Fund may have difficulty -- or may even be legally precluded from -- selling at any particular time. A Fund may invest in illiquid securities, including restricted securities and other investments which are not readily marketable. A Fund will not purchase any such security if the purchase would cause the Fund to invest more than 15% of its net assets, measured at the time of purchase, in illiquid securities. Repurchase agreements maturing in more than seven days are considered illiquid for purposes of this restriction.

The principal risk of investing in illiquid securities is that a Fund may be unable to dispose of them at the time desired or at a reasonable price. In addition, in order to resell a restricted security, a Fund might have to bear the expense and incur the delays associated with registering the security with the SEC, and otherwise obtaining listing on a securities exchange or in the over-the- counter market.

INITIAL PUBLIC OFFERINGS ("IPOS") -- The Funds may invest a portion of their assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a Fund for as long as it has a small asset base. The impact of IPOs on a Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. IPOs may not be consistently available to a Fund for investment, particularly as the Fund's asset base grows. Because IPO shares frequently are volatile in price, a Fund may hold IPO shares for a very short period of time. This may increase the turnover of a Fund's portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling shares, the Funds may realize taxable gains they will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Shareholders in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

A Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which present risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets, and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

INVESTMENT COMPANY SECURITIES -- To manage their daily cash positions, the Funds may invest in securities issued by other investment companies, including investment companies advised by the Advisor and its affiliates (pursuant to an exemptive order dated May 12, 1999), that invest in short-term debt securities and seek to maintain a net asset value of $1.00 per share ("money market funds"). The Funds also may invest in Exchange-Traded Funds ("ETFs"). ETFs are investment companies that are registered under the Investment Company Act of 1940 (the "1940 Act") as open-end funds or Unit Investment Trusts ("UITs"). ETFs are based on specific domestic and foreign indices. ETFs shares are sold and redeemed at the net asset value only in large blocks. In addition, national securities exchanges list ETF shares for trading, which allows investors to purchase and sell individual ETF shares among themselves at market prices throughout the day. The 1940 Act limits investments in securities of other investment companies. These limitations include, among others, that, subject to certain exceptions, no more than 10% of a Fund's total assets may be invested in securities of other investment companies, no more than 5% of its total assets may be invested in the securities of any one investment company, and a Fund may not own more than 3% of the outstanding shares of any investment company. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

MORTGAGE-BACKED SECURITIES -- Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related, and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

Governmental entities, private insurers, and the mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit. The advisor will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA). GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly-owned corporation of the U.S. government and it falls within the Department of Housing and Urban Development. Securities issued by GNMA are considered the equivalent of treasury securities and are backed by the full faith and credit of the U.S. government. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of the Fund's shares. To buy GNMA securities, the Fund may have to pay a premium over the maturity value of the underlying mortgages, which the Fund may lose if prepayment occurs.

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA). FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban Development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions, and mortgage bankers. Securities issued by

FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC). FHLMC is a stockholder owned corporation chartered by Congress in 1970 to increase the supply of funds that mortgage lenders, such as commercial banks, mortgage bankers, savings institutions, and credit unions, can make available to homebuyers and multifamily investors. FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

COMMERCIAL BANKS, SAVINGS AND LOAN INSTITUTIONS, PRIVATE MORTGAGE INSURANCE COMPANIES, MORTGAGE BANKERS, AND OTHER SECONDARY MARKET ISSUERS. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.

STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or "PO class"). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS). CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While whole mortgage loans may collateralize CMOs, mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams more typically collateralize them.

A Real Estate Mortgage Investment Conduit ("REMIC") is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and is an investment in certain mortgages primarily secured by interests in real property and other permitted investments.

CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

RISKS OF MORTGAGE-BACKED SECURITIES. Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. For example, payments of interest and principal are more frequent (usually monthly) and their interest rates are sometimes adjustable. In addition, a variety of economic, geographic, social, and other factors, such as the sale of the underlying property, refinancing, or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, a Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

ASSET-BACKED SECURITIES. These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases, and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool in a timely fashion ("liquidity protection"). In addition, asset-backed securities may include insurance, such as guarantees, policies, or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

The Funds may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

REAL ESTATE INVESTMENT TRUSTS - To the extent consistent with their investment objectives and policies, the Funds may invest in securities issued by real estate investment trusts ("REITs").

REITs are trusts which sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the Southeastern United States, or both.

To the extent that the Funds have the ability to invest in REITs, a Fund could conceivably own real estate directly as a result of a default on the securities it owns. The Funds, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

In addition to the risks described above, REITs may be affected by any changes in the value of the underlying property in their portfolios. REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to maintain an exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities held by a Fund. By investing in REITs indirectly through a Fund, a shareholder will bear not only his/her proportionate share of the expenses of a Fund, but also, indirectly, similar expenses of the REITs.

REPURCHASE AGREEMENTS -- A Fund may enter into repurchase agreements, or "REPOs" on debt securities that the Fund is allowed to hold in its portfolio. This is a way to invest money for short periods. A REPO is an agreement under which the Fund acquires a debt security and then resells it to the seller at an agreed-upon price and date (normally, the next business day). The repurchase price represents an interest rate effective for the short period the debt security is held by the Fund, and is unrelated to the interest rate on the underlying debt security. A repurchase agreement is often considered as a loan collateralized by securities. The collateral securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement. The collateral securities are held by the Fund's custodian bank until the repurchase agreement is completed.

The Funds may enter into repurchase agreements with financial institutions that are creditworthy under standards established by the Trust's board of trustees. The Advisor and the applicable sub-advisor must use these standards to review the creditworthiness of any financial institution that is a party to a REPO. REPOs maturing in more than seven days are considered illiquid securities. A Fund will not enter into repurchase agreements maturing in more than seven days if as a result more than 15% of the Fund's net assets would be invested in these repurchase agreements and other illiquid securities.

As noted above, the Funds use REPOs as a means of investing cash for short periods of time. Although REPOs are considered to be highly liquid and comparatively low-risk, the use of REPOs does involve some risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss on the sale of the collateral security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and therefore the realization by the Fund on such collateral may automatically be stayed. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

RULE 144A SECURITIES (All Funds, except S&P 500 Index Fund) -- A Fund also may invest in securities that can be resold to institutional investors pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"). In recent years, a large institutional market has developed for many Rule 144A Securities. Institutional investors generally cannot sell these securities to the general public but instead will often depend on an efficient institutional market in which Rule 144A Securities can readily be resold to other institutional investors, or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions does not necessarily mean that a Rule 144A Security is illiquid. Institutional markets for Rule 144A Securities may provide both reliable market values for Rule 144A Securities and enable a Fund to sell a Rule 144A investment when appropriate. For this reason, the Trust's board of trustees has concluded that if a sufficient institutional trading market exists for a given Rule 144A security, it may be considered "liquid," and not subject to a Fund's limitations on investment in restricted securities. The Trust's board of trustees has given the Advisor the day-to-day authority to determine the liquidity of Rule 144A Securities, according to guidelines approved by the board. The principal risk of investing in Rule 144A Securities is that there may be an insufficient number of qualified institutional buyers interested in purchasing a Rule 144A Security held by a Fund, and the Fund might be unable to dispose of such security promptly or at reasonable prices.

SECURITIES LENDING -- Each Fund may from time to time loan securities from its portfolio to brokers, dealers and financial institutions to earn income or generate cash for liquidity. When the Fund lends securities it will receive collateral in cash or U.S. Treasury obligations which will be maintained, and with regard to cash, invested, at all times in an amount equal to at least 100% of the current market value of the loaned securities. All such loans will be made according to the guidelines of the SEC and the Trust's board of trustees. A Fund may at any time call such loans to obtain the securities loaned. If the borrower of the securities should default on its obligation to return the securities borrowed, the value of the collateral may be insufficient to permit the Fund to reestablish its position by making a comparable investment due to changes in market conditions or the Fund may be unable to exercise certain ownership rights. A Fund will be entitled to earn interest paid upon investment of the cash collateral or to the payment of a premium or fee for the loan. A Fund may pay reasonable fees in connection with such loans, including payments to the borrower and to one or more securities lending agents (each an "Agent").

The Advisor provides the following services in connection with the securities lending activities of each Fund: (a) oversees participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assists the Agent in determining which specific securities are available for loan; (c) monitors the Agent's loan activities to ensure that securities loans are effected in accordance with the Advisor's instructions and with procedures adopted by the board of trustees; (d) prepares appropriate periodic reports for, and seeks appropriate approvals from, the board of trustees with respect to securities lending activities; (e) responds to Agent inquiries; and (f) performs such other duties as necessary. The Advisor intends to seek necessary approvals to enable it to earn compensation for providing such services.

The Funds have obtained an exemptive order from the SEC allowing them to invest uninvested cash balances and cash collateral received in connection with securities lending in money market funds that have the Advisor or an affiliate of the Advisor as an investment advisor.

SOVEREIGN DEBT -- In certain emerging countries, the central government and its agencies are the largest debtors to local and foreign banks and others. Sovereign debt involves the risk that the government, as a result of political considerations or cash flow difficulties, may fail to make scheduled payments of interest or principal and may require holders to participate in rescheduling of payments or even to make additional loans. If an emerging country government defaults on its sovereign debt, there is likely to be no legal proceeding under which the debt may be ordered repaid, in whole or in part. The ability or willingness of a foreign sovereign debtor to make payments of principal and interest in a timely manner may be influenced by, among other factors, its cash flow, the magnitude of its foreign reserves, the availability of foreign exchanges on the payment date, the debt service burden to the economy as a whole, the debtor's then current relationship with the International Monetary Fund and its then current political constraints. Some of the emerging countries issuing such instruments have experienced high rates of inflation in recent years and have extensive internal debt. Among other effects, high inflation and internal debt service requirements may adversely affect the cost and availability of future domestic sovereign borrowing to finance government programs, and may have other adverse social, political, and economic consequences, including effects on the willingness of such countries to service their sovereign debt. An emerging country government's willingness and ability to make timely payments on its sovereign debt also are likely to be heavily affected by the country's balance of trade and its access to trade and other international credits. If a country's exports are concentrated in a few commodities, such country would be more significantly exposed to a decline in the international prices of one or more of such commodities. A rise in protectionism on the part of its trading partners, or unwillingness by such partners to make payment for goods in hard currency, could also adversely affect the country's ability to export its products and repay its debts. Sovereign debtors may also be dependent on expected receipts from such agencies and others abroad to reduce principal and interest arrearages on their debt. However, failure by the sovereign debtor or other entity to implement economic reforms negotiated with multilateral agencies or others, to achieve specified levels of economic performance, or to make other debt payments when due, may cause third parties to terminate their commitments to provide funds to the sovereign debtor, which may further impair such debtor's willingness or ability to service its debts.

The Funds may invest in debt securities issued under the "Brady Plan" in connection with restructurings in emerging country debt markets or earlier loans. These securities, often referred to as "Brady Bonds," are, in some cases, denominated in U.S. dollars and collateralized as to principal by U.S. Treasury zero coupon bonds having the same maturity. At least one year's interest payments, on a rolling basis, are collateralized by cash or other investments. Brady Bonds are actively traded on an over-the-counter basis in the secondary market for emerging country debt securities. Brady Bonds are lower-rated bonds and highly volatile.

UNSEASONED ISSUERS -- The Funds may purchase securities in unseasoned issuers. Securities in such issuers may provide opportunities for long term capital growth. Greater risks are associated with investments in securities of unseasoned issuers than in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.

U.S. GOVERNMENT SECURITIES -- Each Fund may, from time to time, purchase debt securities issued by the U.S. government. These securities include Treasury bills, notes, and bonds. Treasury bills have a maturity of one year or less, Treasury notes generally have a maturity of one to ten years, and Treasury bonds generally have maturities of more than ten years.

U.S. government debt securities also include securities issued or guaranteed by agencies or instrumentalities of the U.S. government. Some obligations of U.S. government agencies, which are established under the authority of an act of Congress, such as Government National Mortgage Association ("GNMA") Participation Certificates, are supported by the full faith and credit of the U.S. Treasury. GNMA Certificates are mortgagebacked securities representing part ownership of a pool of mortgage loans. These loans issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. government. The market value of GNMA Certificates is not guaranteed. GNMA Certificates are different from bonds because principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity, as is the case with a bond. GNMA Certificates are called "pass-through" securities because both interest and principal payments (including prepayments) are passed through to the holder of the GNMA Certificate.

Other United States government debt securities, such as securities of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury. Others, such as bonds issued by Fannie Mae, a federally chartered private corporation, are supported only by the credit of the corporation. In the case of securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency issuing or guaranteeing the obligation in the event the agency or instrumentality does not meet its commitments. The U.S. government may choose not to provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not legally obligated to do so. A Fund will invest in securities of such instrumentalities only when the Advisor and the applicable sub-advisors are satisfied that the credit risk with respect to any such instrumentality is comparatively minimal.

The U.S. government may choose not to provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not legally obligated to do so.

WHEN-ISSUED/DELAYED DELIVERY -- The Funds normally buy and sell securities on an ordinary settlement basis. That means that the buy or sell order is sent, and a Fund actually takes delivery or gives up physical possession of the security on the "settlement date," which is three business days later. However, the Funds also may purchase and sell securities on a when-issued or delayed delivery basis.

When-issued or delayed delivery transactions occur when securities are purchased or sold by a Fund and payment and delivery take place at an agreed-upon time in the future. The Funds may engage in this practice in an effort to secure an advantageous price and yield. However, the yield on a comparable security available when delivery actually takes place may vary from the yield on the security at the time the when-issued or delayed delivery transaction was entered into. When a Fund engages in when-issued and delayed delivery transactions, it relies on the seller or buyer to consummate the sale at the future date. If the seller or buyer fails to act as promised, that failure may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. No payment or delivery is made by a Fund until it receives delivery or payment from the other party to the transaction. However, fluctuation in the value of the security from the time of commitment until delivery could adversely affect a Fund.

INVESTMENT RESTRICTIONS

The investment restrictions set forth below have been adopted by each respective Fund and, unless identified as non-fundamental policies, may not be changed without the affirmative vote of a majority of the outstanding voting securities of that Fund. As provided in the 1940 Act, a "vote of a majority of the outstanding voting securities of the Fund" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Except with respect to borrowing, changes in values of a particular Fund's assets will not cause a violation of the following investment restrictions so long as percentage restrictions are observed by such Fund at the time it purchases any security. Each Fund may not:

     1. purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or municipal securities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

     2. with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

     3. underwrite securities of other issuers, except insofar as it may be deemed to be an underwriter under the 1933 Act in connection with the disposition of the Fund's portfolio securities;

     4. borrow money, except that the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings);

     5. issue senior securities, except as permitted under the 1940 Act;

     6. lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements;

     7. purchase or sell physical commodities; however, this policy shall not prevent the Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments; or

     8. purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

     9. Each Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by INVESCO or an affiliate or a successor thereof, with substantially the same fundamental investment objective, policies, and limitations as the Fund.

In addition, each Fund has the following non-fundamental policies, which may be changed without shareholder approval:

     A. The Fund may not sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short) or purchase securities on margin, except that (i) this policy does not prevent the Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments, (ii) the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and (iii) the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments.

     B. The Fund may borrow money only from a bank or from an open-end management investment company managed by INVESCO or an affiliate or a successor thereof for temporary or emergency purposes (not for leveraging or investing) or by engaging in reverse repurchase agreements with any party (reverse repurchase agreements will be treated as borrowings for purposes of fundamental limitation (4)).

     C. The Fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

     D. The Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act.

     E. With respect to fundamental limitation (1), domestic and foreign banking will be considered to be different industries.

In addition, with respect to a Fund that may invest in municipal obligations, the following non-fundamental policy applies, which may be changed without shareholder approval:

     Each state (including the District of Columbia and Puerto Rico), territory and possession of the United States, each political subdivision, agency, instrumentality and authority thereof, and each multi-state agency of which a state is a member is a separate "issuer." When the assets and revenues of an agency, authority, instrumentality, or other political subdivision are separate from the government creating the subdivision and the security is backed only by assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an Industrial Development Bond or Private Activity bond, if that bond is backed only by the assets and revenues of the non-governmental user, then that non-governmental user would be deemed to be the sole issuer. However, if the creating government or another entity guarantees a security, then to the extent that the value of all securities issued or guaranteed by that government or entity and owned by a Fund exceeds 10% of the Fund's total assets, the guarantee would be considered a separate security and would be treated as issued by that government or entity. With respect to a Fund that is not a money market fund, securities issued or guaranteed by a bank or subject to financial guaranty insurance are not subject to the limitations set forth the preceding sentence.

MANAGEMENT OF THE FUNDS

THE INVESTMENT ADVISOR AND SUB-ADVISOR

As of the date of this SAI, INVESCO serves as investment advisor to the Funds, INVESCO, located at 4350 South Monaco Street, Denver, Colorado, is the Trust's investment advisor. INVESCO was founded in 1932 and serves as an investment advisor to series of the following entities:

     AIM Bond Funds
     AIM Combination Stock & Bond Funds
     AIM Counselor Series Trust
     AIM International Mutual Funds
     AIM Sector Funds
     AIM Stock Funds
     AIM Treasurer's Series Trust
     INVESCO Variable Investment Funds, Inc.

As of June 30, 2003, INVESCO managed 48 mutual funds having combined assets of over $19.2 billion, on behalf of 2,756,061 shareholder accounts.

Subject to shareholder approval at a special meeting of shareholders to be held on October 21, 2003, the Board of Trustees have approved for each Fund, a new investment advisory agreement between AIM Advisors, Inc. ("AIM") and the Funds under which AIM will serve as the investment advisor for each Fund, and a new sub-advisory agreement between AIM and INVESCO Institutional ("INVESCO Institutional"), under which INVESCO Institutional will serve as sub-advisor for the Dynamics, Small Company Growth and S&P 500 Index Funds. If approved by a Fund's shareholders, the new advisory agreement with AIM and the new sub-advisory agreement, as applicable with INVESCO Institutional, will become effective on November 5, 2003. INVESCO and AIM are referred to herein, as appropriate, as the "Advisor."

AIM, located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 was organized in 1976, and along with its subsidiaries, manages or advises over 190 investment portfolios, encompassing a broad range of investment objectives. AIM is a direct wholly-owned subsidiary of A I M Management Group Inc. ("AIM Management"), a holding company that has been engaged in the financial services business since 1976.

INVESCO Institutional, located at [INVESCO Realty Advisors Division, One Lincoln Center, 5400 LBJ Freeway/LB2, Suite 700, Dallas, Texas 75240] would be responsible for the Funds' day-to-day management, including the Funds' investment decisions and the execution of securities transactions with respect to the funds. INVESCO Institutional is an affiliate of INVESCO.

AIM, INVESCO and INVESCO Institutional are each an indirect wholly owned subsidiary of AMVESCAP PLC, a publicly traded holding company. Through its subsidiaries, AMVESCAP PLC engages in the business of investment management on an international basis. AMVESCAP PLC is one of the largest independent investment management businesses in the world, with approximately $323.6 billion in assets under management as of September 30, 2002.

AMVESCAP PLC's North American subsidiaries include:

     AMVESCAP Retirement, Inc. ("ARI"), Atlanta, Georgia, develops and provides domestic and international defined contribution retirement plan services to plan sponsors, institutional retirement plan sponsors and institutional plan providers.

     AMVESCAP National Trust Company (formerly known as Institutional Trust Company doing business as INVESCO Trust Company) (ANTC), a wholly owned subsidiary of ARI maintains an institutional retirement Trust containing 34 collective trust funds designed specially for qualified plans. ANTC provides retirement account custodian and/or trust services for individual retirement accounts ("IRAs") and other retirement plan accounts. ANTC acts as a directed, non-discretionary trustee or custodian for such plans.

     INVESCO Institutional, Atlanta, Georgia, manages individualized investment portfolios of equity, fixed-income, and real estate securities for institutional clients, including mutual funds and collective investment entities. INVESCO Institutional includes the following Groups and
     Divisions:

     INVESCO Capital Management Group, Atlanta, Georgia, manages institutional investment portfolios, consisting primarily of discretionary employee benefit plans for corporations and state and local governments, and endowment funds.

     INVESCO Management & Research Division, Boston, Massachusetts, primarily manages pension and endowment accounts.

     INVESCO Realty Advisors Division, Dallas, Texas, is responsible for providing advisory services in the U.S. real estate markets for AMVESCAP PLC's clients worldwide. Clients include corporate pension plans and public pension funds as well as endowment and foundation accounts.

     INVESCO Institutional (N.A.) Inc., New York, is an investment advisor for separately managed accounts, such as corporate and municipal pension plans, Taft-Hartley Plans, insurance companies, charitable institutions, and private individuals. INVESCO Institutional further serves as investment advisor to several closed-end investment companies, and as sub-advisor with respect to certain commingled employee benefit trusts.

A I M Advisors, Inc., Houston, Texas, provides investment advisory and administrative services for retail and institutional mutual funds.

A I M Capital Management, Inc., Houston, Texas, provides investment advisory services to individuals, corporations, pension plans, and other private investment advisory accounts and also serves as a sub-advisor to certain retail and institutional mutual funds, one Canadian mutual fund and one portfolio of an open-end registered investment company that is offered to separate accounts of insurance companies.

A I M Distributors, Inc. and Fund Management Company, Houston, Texas, are registered broker-dealers that act as the principal underwriters for retail and institutional mutual funds.

The corporate headquarters of AMVESCAP PLC are located at 30 Finsbury Square, London, EC2A 1AG, England.

THE INVESTMENT ADVISORY AGREEMENT WITH INVESCO

As of the date of this SAI, INVESCO serves as investment advisor to the Funds under an Investment Advisory Agreement dated October _____, 2003 (the "Agreement") with the Trust.

The Agreement requires that INVESCO manage the investment portfolio of each Fund in a way that conforms with the Fund's investment policies. INVESCO may directly manage a Fund itself, or may hire a sub-advisor, which may be an affiliate of INVESCO, to do so. Specifically, INVESCO is responsible for:

     o managing the investment and reinvestment of all the assets of the Funds, and executing all purchases and sales of portfolio securities;

     o maintaining a continuous investment program for the Funds, consistent with (i) each Fund's investment policies as set forth in the Trust's Articles of Incorporation, Bylaws and Registration Statement, as from time to time amended, under the 1940 Act, and in any prospectus and/or statement of additional information of the Funds, as from time to time amended and in use under the 1933 Act, and (ii) the Trust's status as a regulated investment company under the Internal Revenue Code of 1986, as amended;

     o determining what securities are to be purchased or sold for the Funds, unless otherwise directed by the trustees of the Trust, and executing transactions accordingly;

     o providing the Funds the benefit of investment analysis and research, the reviews of current economic conditions and trends, and the consideration of a long-range investment policy now or hereafter generally available to the investment advisory customers of the advisor or any sub-advisor;

     o determining what portion of each Fund's assets should be invested in the various types of securities authorized for purchase by the Fund; and

     o making recommendations as to the manner in which voting rights, rights to consent to Fund action and any other rights pertaining to a Fund's portfolio securities shall be exercised.

As of the date of this SAI, INVESCO also performs all of the following services for the Funds:

     o  administrative;

     o  internal accounting (including computation of net asset value);

     o  clerical and statistical;

     o  secretarial;

     o all other services necessary or incidental to the administration of the affairs of the Funds;

     o  supplying the Trust with officers, clerical staff, and other employees;

     o furnishing office space, facilities, equipment, and supplies; providing personnel and facilities required to respond to inquiries related to shareholder accounts;

     o conducting periodic compliance reviews of the Funds' operations; preparation and review of required documents, reports and filings by INVESCO's in-house legal and accounting staff or in conjunction with independent attorneys and accountants (including prospectuses, statements of additional information, proxy statements, shareholder reports, tax returns, reports to the SEC, and other corporate documents of the Funds);

     o  supplying basic telephone service and other utilities; and

     o preparing and maintaining certain of the books and records required to be prepared and maintained by the Funds under the 1940 Act.

Expenses not assumed by INVESCO are borne by the Funds. As full compensation for its advisory services to the Trust, INVESCO receives a monthly fee from each Fund. The fee is allocated daily to each Class based on the relative proportion of net assets represented by such Class. The fee is calculated at the annual rate of:

Dynamics and Growth Funds

     o  0.60% on the first $350 million of each Fund's average net assets;

     o  0.55% on the next $350 million of each Fund's average net assets;

     o  0.50% of each Fund's average net assets from $700 million;

     o  0.45% of each Fund's average net assets from $2 billion;

     o  0.40% of each Fund's average net assets from $4 billion;

     o  0.375% of each Fund's average net assets from $6 billion; and

     o  0.35% of each Fund's average net assets from $8 billion.

Growth & Income Fund

     o  0.75% on the first $500 million of the Fund's average net assets;

     o  0.65% on the next $500 million of the Fund's average net assets;

     o  0.55% of the Fund's average net assets from $1 billion;

     o  0.45% of the Fund's average net assets from $2 billion;

     o  0.40% of the Fund's average net assets from $4 billion;

     o  0.375% of the Fund's average net assets from $6 billion; and

     o  0.35% of the Fund's average net assets from $8 billion.

Small Company Growth Fund

     o  0.75% on the first $350 million of the Fund's average net assets;

     o  0.65% on the next $350 million of the Fund's average net assets;

     o  0.55% of the Fund's average net assets from $700 million;

     o  0.45% of the Fund's average net assets from $2 billion;

     o  0.40% of the Fund's average net assets from $4 billion;

     o  0.375% of the Fund's average net assets from $6 billion; and

     o  0.35% of the Fund's average net assets from $8 billion.

S&P 500 Index Fund

     o  0.25% of the Fund's average net assets.

Value Equity Fund

     o  0.75% on the first $500 million of the Fund's average net assets;

     o  0.65% on the next $500 million of the Fund's average net assets;

     o  0.50% of the Fund's average net assets from $1 billion;

     o  0.45% of the Fund's average net assets from $2 billion;

     o  0.40% of the Fund's average net assets from $4 billion;

     o  0.375% of the Fund's average net assets from $6 billion; and

     o  0.35% of the Fund's average net assets from $8 billion.

During the periods outlined in the table below, the Funds paid INVESCO advisory fees in the dollar amounts shown. If applicable, the advisory fees were offset by credits in the amounts shown, so that INVESCO's fees were not in excess of the expense limitations shown, which have been voluntarily agreed to by the Trust and INVESCO. The fee is allocated daily to each class based on the relative proportion of net assets represented by such class.

                                 ADVISORY        TOTAL EXPENSE    TOTAL EXPENSE
                                FEE DOLLARS     REIMBURSEMENTS     LIMITATIONS
                                -----------     --------------     -----------

INVESTOR CLASS
--------------

DYNAMICS FUND
Year Ended July 31, 2003     $                 $                             %
                              ----------------  ---------------     ----------
Year Ended July 31, 2002           $24,987,474       $1,017,405          1.20%
Year Ended July 31, 2001           $34,407,534               $0          1.20%

GROWTH FUND
Year Ended July 31, 2003     $                 $                             %
                              ----------------  ---------------     ----------
Year Ended July 31, 2002            $4,753,630              N/A            N/A
Year Ended July 31, 2001            $9,418,759              N/A            N/A

                                 ADVISORY        TOTAL EXPENSE    TOTAL EXPENSE
                                FEE DOLLARS     REIMBURSEMENTS     LIMITATIONS
                                -----------     --------------     -----------

GROWTH & INCOME FUND
Year Ended July 31, 2003     $                 $                             %
                              ----------------  ---------------     ----------
Year Ended July 31, 2002              $517,148         $625,115          1.50%
Year Ended July 31, 2001            $1,192,257         $285,561          1.50%

SMALL COMPANY GROWTH FUND
Year Ended July 31, 2003     $                 $                             %
                              ----------------  ---------------     ----------
Year Ended July 31, 2002            $7,217,490               $0          1.50%
Year Ended July 31, 2001            $9,158,751               $0          1.50%

S&P 500 INDEX FUND
Year Ended July 31, 2003     $                 $                             %
                              ----------------  ---------------     ----------
Year Ended July 31, 2002              $332,992         $474,747          0.65%
Year Ended July 31, 2001              $258,955         $371,496         0.65%(1)

VALUE EQUITY FUND
Year Ended July 31, 2003     $                 $                             %
                              ----------------  ---------------     ----------
Year Ended July 31, 2002            $1,297,282         $593,826          1.30%
Year Ended July 31, 2001            $1,723,504         $507,936          1.30%

INSTITUTIONAL CLASS
-------------------

DYNAMICS FUND
Year Ended July 31, 2003     $                 $                             %
                              ----------------  ---------------     ----------
Year Ended July 31, 2002               $88,866               $0          0.95%
Year Ended July 31, 2001               $80,535               $0          0.95%

S&P 500 INDEX FUND
Year Ended July 31, 2003     $                 $                             %
                              ----------------  ---------------     ----------
Year Ended July 31, 2002                $1,023          $28,777          0.35%
Year Ended July 31, 2001                $5,062          $30,289          0.35%

CLASS A
-------

DYNAMICS FUND
Year Ended July 31, 2003     $                 $                             %
                              ----------------  ---------------     ----------
Period Ended July 31, 2002(3)           $2,179               $0         1.80%(4)

GROWTH FUND
Year Ended July 31, 2003     $                 $                             %
                              ----------------  ---------------     ----------
Period Ended July 31, 2002(3)             $164              $97         1.60%(5)

GROWTH & INCOME FUND
Year Ended July 31, 2003     $                 $                             %
                              ----------------  ---------------     ----------

                                 ADVISORY        TOTAL EXPENSE    TOTAL EXPENSE
                                FEE DOLLARS     REIMBURSEMENTS     LIMITATIONS
                                -----------     --------------     -----------

Period Ended July 31, 2002(3)              $64             $248          1.60%

SMALL COMPANY GROWTH FUND
Year Ended July 31, 2003     $                 $                             %
                              ----------------  ---------------     ----------
Period Ended July 31, 2002(3)           $2,819               $0         1.75%(5)

VALUE EQUITY FUND
Year Ended July 31, 2003     $                 $                             %
                              ----------------  ---------------     ----------
Period Ended July 31, 2002(3)             $332               $0         1.65%(6)

CLASS B
-------

DYNAMICS FUND
Year Ended July 31, 2003     $                 $                             %
                              ----------------  ---------------     ----------
Period Ended July 31, 2002(3)             $450               $0         2.35%(7)

GROWTH FUND
Year Ended July 31, 2003     $                 $                             %
                              ----------------  ---------------     ----------
Period Ended July 31, 2002(3)              $51             $201         2.30%(8)

GROWTH & INCOME FUND
Year Ended July 31, 2003     $                 $                             %
                              ----------------  ---------------     ----------
Period Ended July 31, 2002(3)               $3             $243         2.30%(8)

SMALL COMPANY GROWTH FUND
Year Ended July 31, 2003     $                 $                             %
                              ----------------  ---------------     ----------
Period Ended July 31, 2002(3)              $84               $0         2.65%(8)

VALUE EQUITY FUND
Year Ended July 31, 2003     $                 $                             %
                              ----------------  ---------------     ----------
Period Ended July 31, 2002(3)             $546               $0         2.20%(9)

CLASS C
-------

DYNAMICS FUND

Year Ended July 31, 2003     $                 $                             %
                              ----------------  ---------------     ----------
Year Ended July 31, 2002              $133,005          $56,491          1.95%
Year Ended July 31, 2001               $91,390               $0          1.95%

GROWTH FUND
Year Ended July 31, 2003     $                 $                             %
                              ----------------  ---------------     ----------
Year Ended July 31, 2002               $35,316               $0         2.25%(8)
Year Ended July 31, 2001               $49,494              N/A            N/A

                                 ADVISORY        TOTAL EXPENSE    TOTAL EXPENSE
                                FEE DOLLARS     REIMBURSEMENTS     LIMITATIONS
                                -----------     --------------     -----------

GROWTH & INCOME FUND
Year Ended July 31, 2003     $                 $                             %
                              ----------------  ---------------     ----------
Year Ended July 31, 2002               $12,458          $17,986          2.25%
Year Ended July 31, 2001               $16,102           $1,022          2.25%

SMALL COMPANY GROWTH FUND
Year Ended July 31, 2003     $                 $                             %
                              ----------------  ---------------     ----------
Year Ended July 31, 2002               $20,149          $14,378          2.25%
Year Ended July 31, 2001               $14,733               $0          2.25%

VALUE EQUITY FUND
Year Ended July 31, 2003     $                 $                             %
                              ----------------  ---------------     ----------
Year Ended July 31, 2002                $9,863           $9,750          2.05%
Year Ended July 31, 2001                $5,376           $1,808          2.05%

CLASS K
-------

DYNAMICS FUND
Year Ended July 31, 2003     $                 $                             %
                              ----------------  ---------------     ----------
Year Ended July 31, 2002              $200,382               $0          1.40%
Period Ended July 31, 2001(11)              $4              $15          1.40%

GROWTH FUND
Year Ended July 31, 2003     $                 $                             %
                              ----------------  ---------------     ----------
Year Ended July 31, 2002               $15,431               $0        0.00%(12)
Period Ended July 31, 2001(11)             $10               $0            N/A

GROWTH & INCOME FUND
Year Ended July 31, 2003     $                 $                             %
                              ----------------  ---------------     ----------
Year Ended July 31, 2002                  $197           $7,619          1.70%
Period Ended July 31, 2001(11)             $11              $12          1.70%

SMALL COMPANY GROWTH FUND
Year Ended July 31, 2003     $                 $                             %
                              ----------------  ---------------     ----------
Period Ended July 31, 2002(13)        $324,298               $0          1.70%

VALUE EQUITY FUND
Year Ended July 31, 2003     $                 $                             %
                              ----------------  ---------------     ----------


(1)  Effective May 1, 2001, the Total Expense Limitation was changed to 0.65%.

(2) Institutional Class shares of the Fund were offered beginning December 31, 1999, but did not commence operations until May 23, 2000.

(3) For the period April 1, 2002, commencement of operations, through July 31, 2002.

(4)  Effective August 1, 2002, the Total Expense Limitation was changed to
     1.30%.

(5)  Effective August 1, 2002, the Total Expense Limitation was changed to
     1.60%.

(6)  Effective August 1, 2002, the Total Expense Limitation was changed to
     1.40%.

(7)  Effective August 1, 2002, the Total Expense Limitation was changed to
     1.95%.

(8)  Effective August 1, 2002, the Total Expense Limitation was changed to
     2.25%.

(9)  Effective August 1, 2002, the Total Expense Limitation was changed to
     2.05%.

(10) For the period February 15, 2000, commencement of operations, through July 31, 2000.

(11) For the period December 1, 2000, commencement of operations, through July 31, 2001.

(12) Effective August 1, 2002, the Total Expense Limitation was changed to
     1.70%.

(13) For the period December 17, 2001, commencement of operations, through July 31, 2002.

THE SUB-ADVISORY AGREEMENT WITH WORLD ASSET MANAGEMENT

Prior to August 13, 2003, World Asset Management ("WAM") served as sub-advisor to the S&P 500 Index Fund pursuant to a Sub-Advisory Agreement (the "WAM Sub-Advisory Agreement") dated July 15, 1999 with INVESCO.

The Sub-Advisory Agreement provides that WAM, subject to the supervision of INVESCO, shall manage the investment portfolio of the Fund in conformity with its investment policies. These management services include: (a) managing the investment and reinvestment of all the assets, now or hereafter acquired, of the Fund, and executing all purchases and sales of portfolio securities; (b) maintaining a continuous investment program for the Fund, consistent with (i) the Fund's investment policies as set forth in the Trust's Declaration of Trust, Bylaws and Registration Statement, as from time to time amended, under the 1940 Act, as amended, and in any prospectus and/or statement of additional information of the Company, as from time to time amended and in use under the 1933 Act and (ii) the Trust's status as a regulated investment company under the Internal Revenue Code of 1986, as amended; (c) determining what securities are to be purchased or sold for the Fund, unless otherwise directed by the trustees of the Trust or INVESCO, and executing transactions accordingly; (d) providing the Fund the benefit of all of the investment analysis and research, the reviews of current economic conditions and trends, and the consideration of long-range investment policy now or hereafter generally available to investment advisory customers of WAM; (e) determining what portion of the Fund's assets should be invested in the various types of securities authorized for purchase by the Fund; and (f) making recommendations as to the manner in which voting rights, rights to consent to Trust action and any other rights pertaining to the portfolio securities of the Fund shall be exercised.

The WAM Sub-Advisory Agreement provides that, as compensation for its services, WAM shall receive from INVESCO, at the end of each month, a fee based upon the average daily value of the Fund's net assets. The sub-advisory fee is paid by INVESCO, NOT the Fund. The fee is calculated at the following annual rates:

S&P 500 Index Fund

     o  0.07% on the first $10 million of the Fund's average net assets;

     o  0.05% on the next $40 million of the Fund's average net assets; and

     o  0.03% of the Fund's average net assets from $50 million.

BOARD APPROVAL OF ADVISORY AGREEMENT WITH INVESCO AND SUB-ADVISORY AGREEMENT WITH WAM

In approving the Advisory Agreement with INVESCO and Sub-Advisory Agreement with WAM, the board primarily considered, with respect to each Fund, the nature, quality, and extent of the services provided under the Agreements and the overall fairness of the Agreements. The board requested and evaluated information from INVESCO that addressed specific factors designed to assist in the board's consideration of these issues.

With respect to the nature and quality of the services provided, the board reviewed, among other things, (1) the overall performance results of the Funds in comparison to relevant indices; (2) a summary for each Fund of the performance of a peer group of investment companies pursuing broadly similar strategies prepared by an independent data service, and (3) the degree of risk undertaken by INVESCO as reflected by a risk/return summary, also prepared by the independent data service. The board also considered INVESCO's resources and responsiveness with respect to Funds that have experienced performance difficulties and discussed the efforts being made to improve the performance records of such Funds. The board also considered the advantages to each Fund of having an advisor that is associated with a global investment management organization and the experience of the sub-advisor in managing index funds. In connection with its review of the quality of the execution of the Funds' trades, the board considered INVESCO's use in fund transactions of brokers or dealers that provided research and other services to INVESCO or its affiliates, and the benefits derived from such services to the Funds and to INVESCO. The board also considered the quality of the shareholder and administrative services provided by INVESCO, as well as the firm's positive compliance history.

With respect to the overall fairness of the Agreements, the board primarily considered the fairness of fee arrangements and the profitability and any fall-out benefits to INVESCO and its affiliates from their association with the Funds. The board reviewed information from an independent data service about the rates of compensation paid to investment advisors and overall expense ratios, for funds comparable in size, character, and investment strategy to the Funds. In concluding that the benefits accruing to INVESCO and its affiliates by virtue of their relationships with the Funds were reasonable in comparison with the costs of providing investment advisory services and the benefits accruing to each Fund, the board reviewed specific data as to INVESCO's profit or loss on each Fund, and carefully examined INVESCO's cost allocation methodology. In this connection, the board requested that the Funds' independent auditors review

INVESCO's methodology for appropriateness. The board concluded that approval of the Agreements was in the best interest of the Funds' shareholders. These matters were considered by the trustees who are not affiliated with INVESCO (the "Independent Trustees") working with experienced 1940 Act counsel that is independent of INVESCO.

PROPOSED INVESTMENT ADVISORY AGREEMENT WITH AIM

Under the new advisory agreement, if approved by shareholders at the October 21, 2003 meeting, effective November 5, 2003, AIM will be responsible for supervising all aspects of the Funds' operations and providing investment advisory services to the Funds. AIM will obtain and evaluate economic, statistical and financial information to formulate and implement investment programs for the Funds. The new advisory agreement provides that, in fulfilling its responsibilities, AIM may engage the services of other investment managers with respect to one or more of the Funds. The investment advisory services of AIM and the investment sub-advisory services of the sub-advisor to the Funds are not exclusive and AIM and the sub-advisor are free to render investment advisory services to others, including other investment companies.

Under the new advisory agreement, AIM is also responsible for furnishing to the Funds, at AIM's expense, the services of persons believed to be competent to perform all supervisory and administrative services required by the Funds, in the judgment of the trustees, to conduct their respective businesses effectively, as well as the offices, equipment and other facilities necessary for their operations. Such functions include the maintenance of each Fund's accounts and records, and the preparation of all requisite corporate documents such as tax returns and reports to the SEC and shareholders.

The new advisory agreement provides that each Fund will pay or cause to be paid all ordinary business expenses of such Fund not assumed by AIM, including, without limitation: brokerage commissions, taxes, legal, accounting, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption, and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustee and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of each Fund in connection with membership in investment company organizations, and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.

AIM, at its own expense, furnishes to the Trust office space and facilities. AIM furnishes to the Trust all personnel for managing the affairs of the Trust and each of its series of shares.

If the new advisory agreement is approved by shareholders, AIM will receive a monthly fee from each Fund calculated at the same annual rates, based on the average daily net assets of each Fund during the year which are set forth above, under the section entitled "The Investment Advisory Agreement with INVESCO."

AIM may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year.

Contractual fee waivers or reductions may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Fund. AIM has agreed to assume all voluntary and contractual fee waiver and reimbursement arrangements discussed above in the section entitled "The Investment Advisory Agreement with INVESCO" and in the Funds' Prospectus.

SECURITIES LENDING ARRANGEMENTS. If a Fund engages in securities lending, AIM will provide the Fund investment advisory services and related administrative services. The advisory agreement describes the administrative services to be rendered by AIM if a Fund engages in securities lending activities, as well as the compensation AIM may receive for such administrative services. Services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the "agent") in determining which specific securities are available for loan; (c) monitoring the agent to ensure that securities loans are effected in accordance with AIM's instructions and with procedures adopted by the Board; (d) preparing appropriate periodic reports for and seeking appropriate approvals from the Board with respect to securities lending activities; (e) responding to agent inquiries; and (f) performing such other duties as may be necessary.

AIM's compensation for advisory services rendered in connection with securities lending is included in the advisory fee schedule. As compensation for the related administrative services AIM will provide, a Fund participating in a securities lending program will pay AIM a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities. AIM currently intends to waive such fee, and has agreed to seek Board approval prior to its receipt of all or a portion of such fee.

BOARD APPROVAL OF NEW ADVISORY AGREEMENT WITH AIM

As noted above, shareholders will be asked to approve a new advisory agreement with AIM. If approved, that agreement will go effective on November 5, 2003. At the request of AIM, the Board discussed the approval of the proposed advisory agreement at an in-person meeting held on August 12-13, 2003. The independent trustees also discussed the approval of the proposed advisory agreement with independent counsel prior to that meeting. In evaluating the proposed advisory agreement, the Board requested and received information from AIM to assist in its deliberations.

The Board considered the following factors in determining reasonableness and fairness of the proposed changes between the current advisory agreement with INVESCO and the proposed advisory agreement with AIM:

     o THE QUALIFICATIONS OF AIM TO PROVIDE INVESTMENT ADVISORY SERVICES. The Board reviewed the credentials and experience of the officers and employees of AIM who will provide investment advisory services to the Funds, and noted that the persons providing portfolio management services to the Funds would not change if the new advisory agreement is approved by shareholders.

     o THE RANGE OF ADVISORY SERVICES PROVIDED BY AIM. The Board reviewed the services to be provided by AIM under the proposed advisory agreement, and noted that no material changes in the level or type of services provided under the current advisory agreement with INVESCO would occur if the proposed advisory agreement is approved by the shareholders, other than the provision by AIM of certain administrative services if the Funds engage in securities lending.

     o QUALIFICATIONS OF AIM TO PROVIDE A RANGE OF MANAGEMENT AND ADMINISTRATIVE SERVICES. The Board reviewed the general nature of the non-investment advisory services performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the Board also considered the organizational structure employed by AIM and its affiliates to provide those services. The Board reviewed the proposed elimination from the proposed advisory agreement of the provision of administrative services to the Funds. The Board also reviewed the proposed form of Master Administrative Services Agreement, noted that the overall services to be provided under the existing arrangements and under the proposed Master Administrative Services Agreements are the same, and concluded that the overall accounting and administrative services to be provided by AIM would not change under the combination of the proposed advisory agreement and the Master Administrative Services Agreement.

     o THE PERFORMANCE RECORDS OF THE FUNDS. The Board reviewed the performance record of each Fund and determined that AIM has developed the expertise and resources for managing funds with an investment objective and strategies similar to those of each Fund and is able, therefore, to provide advisory and administrative services to each Fund.

     o ADVISORY FEES AND EXPENSES. The Board examined the expense ratio and the level of advisory fees for each Fund under the current advisory agreement and compared them with the advisory fees expected to be incurred under the proposed advisory agreement. The Board concluded that the projected expense ratio and advisory fees for each Fund under the proposed advisory agreement were fair and reasonable in comparison with those of other similar funds (including similar funds advised by AIM) and in light of the investment management services to be provided by AIM under the proposed advisory agreement. The advisory fees that are being proposed under the proposed advisory agreement are the same as the advisory fees paid to INVESCO under the current advisory agreement, other than the removal of the reimbursement obligation related to services provided to both the Funds and AIM by officers and trustees which is not currently applicable, and the provisions that permit AIM's receipt of fees for providing administrative services in connection with securities lending activities. Such fees would be paid only to the extent that a Fund engages in securities lending. The Board noted that AIM intends to waive its right to receive any fees under the proposed investment advisory agreement for the administrative services it provides in connection with securities lending activities. The Board also noted that AIM has agreed to seek the Board's approval prior to its receipt of all or a portion of such fees.

     o THE PROFITABILITY OF AIM. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board noted that, except as described above, no changes to the advisory fees were being proposed, other than to permit AIM's receipt of fees for providing services in connection with securities lending, and further noted that AIM intends to waive its right to receive any such fees and has agreed to seek the Board's approval prior to its receipt of all or a portion of such fees. The Board also noted that, in accordance with an exemptive order issued by the SEC, before a Fund may participate in a securities lending program, the Board must approve such participation. In addition, the Board must evaluate the securities lending arrangements annually and determine that it is in the best interests of the shareholders of that Fund to invest in AIM-advised money market funds any cash collateral the Fund receives as security for the borrower's obligation to return the loaned securities. If a Fund invests the cash collateral in AIM-advised money market funds, AIM will receive additional advisory fees from these money market funds, because the invested cash collateral will increase the assets of these funds and AIM receives advisory fees based upon the assets of these funds. The Board noted that the cash collateral relates to assets of a Fund that have already been invested, and the investment of the cash collateral is intended to benefit the Fund by providing it with additional income. The Board also noted that an investment of the cash collateral in an AIM-advised money market fund would have a positive effect on the profitability of AIM.

     o THE TERMS OF THE PROPOSED ADVISORY AGREEMENT. The Board reviewed the terms of the proposed advisory agreement, including changes being made to clarify or expand non-exclusivity, delegation and liability provisions, to separate administrative services from advisory services and to have AIM assist each Fund if it engages in securities lending. The Board determined that these changes reflect the current environment in which each Fund operates, and that AIM should have the flexibility to operate in that environment.

After considering the above factors, the Board concluded that it is in the best interests of each Fund and its shareholders to approve the proposed advisory agreement between the Trust and AIM for the Funds. In so doing, they were advised by independent counsel, retained by the independent trustees and paid for by Trust, as to the nature of the matters to be considered and the standards to be used in reaching their decision.

If approved, the proposed advisory agreement will become effective on November 5, 2003, and will expire, unless renewed, on or before June 30, 2005. If shareholders of each Fund do not approve the proposed advisory agreement with AIM, the current advisory agreement with INVESCO will continue in effect for the Funds.

PROPOSED INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN AIM AND INVESCO INSTITUTIONAL

Assuming shareholders approve the new sub-advisory agreement at the October 21, 2003 meeting, effective November 5, 2003, INVESCO Institutional will provide investment sub-advisory services to the Dynamics, Small Company Growth and S&P 500 Index Funds under a Master Sub-Advisory Contract with AIM.

INVESCO Institutional is registered as an investment advisor under the Advisers Act. Under the proposed Master Sub-Advisory Contract, the Dynamics, Small Company Growth and S&P 500 Index Funds will be supervised by investment managers who utilize INVESCO Institutional's facilities for investment research and analysis, review of current economic conditions and trends, and consideration of long-range investment policy matters.

For the services to be rendered by INVESCO Institutional under the Master Sub-Advisory Contract, AIM will pay INVESCO Institutional a fee which will be computed daily and paid as of the last day of each month on the basis of a Fund's daily net asset value, using for each daily calculation the most recently determined net asset value of the Fund. On an annual basis, the sub-advisory fee if equal to 0.40% of AIM's compensation of the sub-advised assets per year, for the Funds.

BOARD  APPROVAL  OF  NEW  SUB-ADVISORY   AGREEMENT  BETWEEN  AIM  AND  INVESCO
INSTITUTIONAL

As noted above, shareholders will be asked to approve a new sub-advisory agreement between AIM and INVESCO Institutional. If approved, that agreement will go effective on November 5, 2003. At the request of AIM and INVESCO Institutional, the Board discussed the approval of the proposed sub-advisory agreement at an in-person meeting held on August 12-13, 2003. The independent trustees also discussed the approval of the proposed sub-advisory agreement with independent counsel prior to that meeting. In evaluating the proposed sub-advisory agreement, the Board requested and received information from AIM and INVESCO Institutional to assist in its deliberations.

The Board considered the following factors in determining the reasonableness and fairness of the proposed sub-advisory agreement between AIM and INVESCO Institutional for each Fund:

     o THE RANGE OF SUB-ADVISORY SERVICES PROVIDED BY INVESCO INSTITUTIONAL. The Board reviewed the services to be provided by INVESCO Institutional under the proposed sub-advisory agreement, and noted that, if the proposed sub-advisory agreement is approved by shareholders, the level and type of investment advisory services under the proposed sub-advisory agreement will be comparable to those currently provided by INVESCO under Trust's current advisory agreement with INVESCO.

     o THE FEES PAYABLE TO INVESCO INSTITUTIONAL FOR ITS SERVICES. The Board noted that if the proposed sub-advisory agreement is approved, INVESCO Institutional will receive compensation based on that portion of the assets of a Fund that it manages (the sub-advised assets). In addition, the fees paid would be a percentage of the advisory fees that AIM receives on the sub-advised assets. The Board noted that these fees had been agreed to by AIM and INVESCO Institutional, as well as by AMVESCAP, the indirect parent of AIM and INVESCO Institutional. The Board also noted that the proposed changes to the compensation to INVESCO

        Institutional would have no effect on any Fund, since the fees are payable by AIM.

     o THE PERFORMANCE RECORDS OF THE FUNDS. The Board reviewed the performance record of each Fund and noted that the same portfolio management team will be providing investment advisory services to each Fund under the proposed sub-advisory agreement. The Board determined that such portfolio management team had provided satisfactory services with respect to each Fund, after considering performance information that it received during the past year from INVESCO.

     o THE PROFITABILITY OF INVESCO INSTITUTIONAL. The Board considered information concerning the profitability of INVESCO Institutional's (and its affiliates') investment advisory and other activities and its financial condition. The Board noted that INVESCO Institutional would receive an annual fee equal to a percentage of AIM's compensation on the sub-advised assets. The Board noted that the proposed sub-advisory fees are less than the advisory fees currently received by INVESCO under the current advisory agreement, but that INVESCO Institutional assured the Board that such reduction would not affect the nature or quality of the services provided by it to each Fund.

     o THE TERMS OF THE PROPOSED AGREEMENT. The Board reviewed the terms of the proposed agreement, including the changes discussed above. The Board determined that these changes reflect the current environment in which each Fund operates, and that INVESCO Institutional should have the flexibility to operate in that environment.

After considering the above factors, the Board concluded that it is in the best interests of each Fund and its shareholders to approve the proposed sub-advisory agreement between AIM and INVESCO Institutional for each Fund. In so doing, they were advised by independent counsel, retained by the independent trustees and paid for by Trust, as to the nature of the matters to be considered and the standards to be used in reaching their decision.

If approved, the proposed sub-advisory agreement will become effective on November 5, 2003, and will expire, unless renewed, on or before June 30, 2005. If shareholders of each Fund do not approve the proposed sub-advisory agreement with AIM, the current advisory agreement with INVESCO will continue in effect for the Funds.

ADMINISTRATIVE SERVICES AGREEMENT

As of the date of this SAI, AIM, either directly or through affiliated companies, provides certain administrative, sub-accounting, and recordkeeping services to the Funds pursuant to a master Administrative Services Agreement dated October ___, 2003, with the Trust.

The Administrative Services Agreement requires AIM to provide the following services to the Funds:

     o such sub-accounting and recordkeeping services and functions as are reasonably necessary for the operation of the Funds; and

     o such sub-accounting, recordkeeping, and administrative services and functions, which may be provided by affiliates of AIM, as are reasonably necessary for the operation of Fund shareholder accounts maintained by certain retirement plans and employee benefit plans for the benefit of participants in such plans.

As full compensation for services provided under the Administrative Services Agreement, each Fund pays a monthly fee to AIM consisting of a base fee of $10,000 per year, plus an additional incremental fee computed daily and paid monthly at an annual rate of 0.045% of the average net assets of each Fund.

Effective November 5, 2003, under an Administrative Services Agreement dated as of that date, AIM may perform or arrange for the provision of certain accounting and other administrative services to each Fund which are not required to be performed by AIM under the new advisory agreement. The Administrative Services Agreement provides that it will remain in effect and continue from year to year only if such continuance is specifically approved at least annually by the Trust's board of trustees, including the independent trustees, by votes cast in person at a meeting called for such purpose. Under the Administrative Services Agreement, AIM is entitled to receive from the Funds reimbursement of its costs or such reasonable compensation as may be approved by the board of trustees. Currently, AIM is reimbursed for the services of the Trust's principal financial officer and her staff, and any expenses related to fund accounting services.

TRANSFER AGENCY AGREEMENT

AIM Investment Services, Inc. [11 Greenway plaza, Suite 100, Houston TX 77046], is the Trust's transfer agent, dividend disbursing agent, and registrar services for the Funds pursuant to a master Transfer Agency Agreement dated October _____, 2003, with the Trust.

The Transfer Agency Agreement provides that each Fund pays AIM an annual fee of $22.50 per shareholder account, or, where applicable, per participant in an omnibus account. This fee is paid monthly at the rate of 1/12 of the annual fee and is based upon the actual number of shareholder accounts and omnibus account participants in each Fund at any time during each month.

FEES PAID TO INVESCO

During the periods outlined in the table below, the Funds paid the following fees to INVESCO (in some instances, prior to the voluntary absorption of certain Fund expenses by INVESCO and the sub-advisor, where applicable). To limit expenses, INVESCO has contractually obligated itself to waive fees and bear any expenses through July 31, 2004 at the following rates: 2.10% of total expenses of Class A shares, 2.75% of total expenses of each of Class B and Class C shares, and 2.20% of total expenses of Class K shares. INVESCO is entitled to reimbursement by a class of any fees waived pursuant to this arrangement if such reimbursement does not cause the class to exceed the current expense limitations and the reimbursement is made within three years after INVESCO incurred the expense. The fees are allocated daily to each class based on the relative proportion of net assets represented by such class.

Prior to October ____, 2003, INVESCO served as administrator and transfer agent to the Funds.

                                                  ADMINISTRATIVE    TRANSFER
                                     ADVISORY        SERVICES        AGENCY
                                     --------        --------        ------

INVESTOR CLASS
--------------

DYNAMICS FUND
Year Ended July 31, 2003                  $              $               $
                                           ------         ------          ------
Year Ended July 31, 2002              $24,987,474     $2,433,155     $21,766,055
Year Ended July 31, 2001               34,407,534      3,551,891      18,090,628

GROWTH FUND
Year Ended July 31, 2003                  $              $               $
                                           ------         ------          ------
Year Ended July 31, 2002               $4,753,630       $391,751      $4,506,799
Year Ended July 31, 2001                9,418,759        814,176       4,573,618

GROWTH & INCOME FUND
Year Ended July 31, 2003                  $              $               $
                                           ------         ------          ------
Year Ended July 31, 2002                 $517,148        $40,788        $676,148
Year Ended July 31, 2001                1,192,257         81,382         659,900

SMALL COMPANY GROWTH FUND
Year Ended July 31, 2003                  $              $               $
                                           ------         ------          ------
Year Ended July 31, 2002               $7,217,490       $518,145      $4,947,246
Year Ended July 31, 2001                9,158,751        673,564       4,584,251

S&P 500 INDEX FUND
Year Ended July 31, 2003                  $              $               $
                                           ------         ------          ------
Year Ended July 31, 2002                 $332,992        $69,908        $379,383
Year Ended July 31, 2001                  258,955         56,417         250,087

VALUE EQUITY FUND
Year Ended July 31, 2003                  $              $               $
                                           ------         ------          ------
Year Ended July 31, 2002               $1,297,282        $87,753        $793,314
Year Ended July 31, 2001                1,723,504        113,378         886,780

INSTITUTIONAL CLASS
-------------------

DYNAMICS FUND
Year Ended July 31, 2003                  $              $               $
                                           ------         ------          ------
Year Ended July 31, 2002                  $88,866         $8,601            $152
Year Ended July 31, 2001                   80,535          8,337              60

                                                 ADMINISTRATIVE    TRANSFER
                                     ADVISORY        SERVICES        AGENCY
                                     --------        --------        ------

S&P 500 INDEX FUND
Year Ended July 31, 2003                  $              $               $
                                           ------         ------          ------
Year Ended July 31, 2002                   $1,023           $215         $14,415
Year Ended July 31, 2001                    5,062          1,106           9,449

CLASS A
-------

DYNAMICS FUND
Year Ended July 31, 2003                  $              $               $
                                           ------         ------          ------
Period Ended July 31, 2002(2)              $2,179           $207            $504

GROWTH FUND
Year Ended July 31, 2003                  $              $               $
                                           ------         ------          ------
Period Ended July 31, 2002(2)                $164            $13             $32

GROWTH & INCOME FUND
Year Ended July 31, 2003                  $              $               $
                                           ------         ------          ------
Period Ended July 31, 2002(2)                 $64             $5             $37

SMALL COMPANY GROWTH FUND
Year Ended July 31, 2003                  $              $               $
                                           ------         ------          ------
Period Ended July 31, 2002(2)              $2,819           $198            $203

VALUE EQUITY FUND
Year Ended July 31, 2003                  $              $               $
                                           ------         ------          ------
Period Ended July 31, 2002(2)                $332            $23             $56

CLASS B
-------

DYNAMICS FUND
Year Ended July 31, 2003                  $              $               $
                                           ------         ------          ------
Period Ended July 31, 2002(2)                $450            $43            $199

GROWTH FUND
Year Ended July 31, 2003                  $              $               $
                                           ------         ------          ------
Period Ended July 31, 2002(2)                 $51             $4             $21

GROWTH & INCOME FUND
Year Ended July 31, 2003                  $              $               $
                                           ------         ------          ------
Period Ended July 31, 2002(2)                  $3            $ 0             $ 6

SMALL COMPANY GROWTH FUND
Year Ended July 31, 2003                  $              $               $
                                           ------         ------          ------
Period Ended July 31, 2002(2)                 $84             $6             $34

                                                 ADMINISTRATIVE    TRANSFER
                                     ADVISORY        SERVICES        AGENCY
                                     --------        --------        ------

VALUE EQUITY FUND
Year Ended July 31, 2003                  $              $               $
                                           ------         ------          ------
Period Ended July 31, 2002(2)                $546            $38             $45

CLASS C
-------

DYNAMICS FUND
Year Ended July 31, 2003                  $              $               $
                                           ------         ------          ------
Year Ended July 31, 2002                 $133,005        $12,954        $128,811
Year Ended July 31, 2001                   91,390          9,364          58,862

GROWTH FUND
Year Ended July 31, 2003                  $              $               $
                                           ------         ------          ------
Year Ended July 31, 2002                  $35,316         $2,911        $ 63,544
Year Ended July 31, 2001                   49,494          4,259          32,424

GROWTH & INCOME FUND
Year Ended July 31, 2003                  $              $               $
                                           ------         ------          ------
Year Ended July 31, 2002                  $12,458           $983         $16,078
Year Ended July 31, 2001                   16,102          1,119           7,331

SMALL COMPANY GROWTH FUND
Year Ended July 31, 2003                  $              $               $
                                           ------         ------          ------
Year Ended July 31, 2002                  $20,149         $1,446        $ 23,314
Year Ended July 31, 2001                   14,733          1,084           8,724

VALUE EQUITY FUND
Year Ended July 31, 2003                  $              $               $
                                           ------         ------          ------
Year Ended July 31, 2002                   $9,863           $668          $9,101
Year Ended July 31, 2001                    5,376            355           2,976

CLASS K
-------

DYNAMICS FUND
Year Ended July 31, 2003                  $              $               $
                                           ------         ------          ------
Year Ended July 31, 2002                 $200,382        $19,487        $142,789
Period Ended July 31, 2001(4)                   4              0              19

GROWTH FUND
Year Ended July 31, 2003                  $              $               $
                                           ------         ------          ------
Year Ended July 31, 2002                  $15,431         $1,265         $24,210
Period Ended July 31, 2001(4)                  10              1              34

GROWTH & INCOME FUND
Year Ended July 31, 2003                  $              $               $
                                           ------         ------          ------
Year Ended July 31, 2002                     $197            $16            $520
Period Ended July 31, 2001(4)                  11              1              17

SMALL COMPANY GROWTH FUND
Year Ended July 31, 2003                  $              $               $
                                           ------         ------          ------
Period Ended July 31, 2002(5)            $324,298        $23,237             $26

VALUE EQUITY FUND
Year Ended July 31, 2003                  $              $               $
                                           ------         ------          ------

(1) Institutional Class shares of the Fund were offered beginning December 31, 1999, but did not commence operations until May 23, 2000.
(2) For the period April 1, 2002, commencement of operations, through July 31, 2002.
(3) For the period February 15, 2000, commencement of operations, through July 31, 2000.
(4) For the period December 1, 2000, commencement of operations, through July 31, 2001.
(5) For the period December 17, 2001, commencement of operations, through July 31, 2002.

TRUSTEES AND OFFICERS OF THE TRUST

The overall direction and supervision of the Trust come from the board of trustees. The board of trustees is responsible for making sure that the Funds' general investment policies and programs are carried out and that the Funds are properly administered.

The officers of the Trust, all of whom are officers and employees of INVESCO, are responsible for the day-to-day administration of the Trust and the Funds. The officers of the Trust receive no direct compensation from the Trust or the Funds for their services as officers. The Advisor has the primary responsibility for making investment decisions on behalf of the Funds. These investment decisions are reviewed by the investment committee of INVESCO.

The tables below provide information about each of the Trust's trustees and officers. The first table provides information for the Independent Trustees, and the second table provides information for the trustees who are "interested persons" of the Trust as defined in Section 2(a)(19) of the 1940 Act (the "Interested Trustees"). For the Interested Trustees, information about their principal occupations and other directorships reflects their affiliations with INVESCO and its affiliated companies.

Independent Trustees

Name, Address, and Age        Position(s) Held       Principal Occupation(s)           Number of       Other Directorships
                              With Company, Term     During Past Five Years(2)         Funds in        Held by Trustee
                              of Office(1) and                                         Fund
                              Length of Time                                           Complex
                              Served(2)                                                  Overseen by
                                                                                       Trustee


Bob R. Baker (3)              Vice Chairman of       Consultant                        48
37 Castle Pines Dr. N.        the Board              (2000-present).
Castle Rock, Colorado         (2003-present)         Formerly, President and
Age:  66                                             Chief Executive Officer
                                                     (1988-2000) of AMC
                                                     Cancer Research
                                                     Center, Denver,
                                                     Colorado; until
                                                     mid-December 1988,
                                                     Vice Chairman of the
                                                     Board of First
                                                     Columbia Financial
                                                     Corporation,
                                                     Englewood, Colorado;
                                                     formerly, Chairman of
                                                     the Board and Chief
                                                     Executive Officer of
                                                     First Columbia
                                                     Financial Corporation.

James T. Bunch(3)             Trustee                Co-President and Founder          48
3600 Republic Plaza                                  of Green, Manning &
370 Seventeenth Street                               Bunch Ltd., Denver,
Denver, Colorado                                     Colorado (1988-present)
Age:  60                                             (investment banking
                                                     firm); Director, Policy
                                                     Studies, Inc. and Van
                                                     Guilder Insurance
                                                     Corporation; formerly,
                                                     General Counsel and
                                                     Director of Boettcher &
                                                     Co., Denver, Colorado;
                                                     and formerly, Chairman
                                                     and Managing Partner,
                                                     law firm of Davis,
                                                     Graham & Stubbs, Denver,
                                                     Colorado.

Name, Address, and Age        Position(s) Held       Principal Occupation(s)           Number of       Other Directorships
                              With Company, Term     During Past Five Years(2)         Funds in        Held by Trustee
                              of Office(1) and                                         Fund
                              Length of Time                                           Complex
                              Served(2)                                                Overseen by
                                                                                       Trustee
Gerald J. Lewis(3)            Trustee                Chairman of Lawsuit               48              Director of General Chemical
701 "B" Street                                       Resolution Services, San                          Group, Inc., Hampdon, New
Suite 2100                                           Diego, California                                 Hampshire (1996-present).
San Diego, California                                (1987-present).                                   Director of Wheelabrator
Age:  69                                             Formerly, Associate                               Technologies, Inc., Fisher
                                                     Justice of the                                    Scientific, Inc., Henley
                                                     California Court of                               Manufacturing, Inc., and
                                                     Appeals; and Of Counsel,                          California Coastal
                                                     Latham & Watkins, San                             Properties, Inc.
                                                     Diego, California
                                                     (1987-1997).

Larry Soll, Ph.D.(3)          Trustee (since 1997)   Retired.  Formerly,               48              Director of Synergen since
2358 Sunshine Canyon Drive                           Chairman of the Board                             incorporation in 1982;
Boulder, Colorado                                    (1987-1994), Chief                                Director of Isis
Age:  61                                             Executive Officer                                 Pharmaceuticals, Inc.
                                                     (1982-1989 and
                                                     1993-1994) and President
                                                     (1982-1989) of Synergen
                                                     Inc.; and formerly,
                                                     Trustee of INVESCO
                                                     Global Health Sciences
                                                     Fund.


Interested Trustees and Officers
Messrs. Graham and Williamson are Interested Trustees by virtue of the fact that they are officers of AMVESCAP PLC, the parent company of INVESCO.

Name, Address, and Age        Position(s) Held       Principal Occupation(s)           Number of       Other Directorships
                              With Company,          During Past Five Years(2)         Funds in        Held by Trustee
                              Term of Office(1)                                        Fund
                              and Length of                                            Complex
                              Time Served(2)                                           Overseen
                                                                                       by Trustee
Mark H. Williamson            Chairman of the        President and Chief
4350 South Monaco Street      Board (since           Executive Officer, AIM
Denver, Colorado              1999). Formerly,       Investment Management and
Age:  52                      President              Chief Executive Officer of
                              (1998-2002) and        the AIM Division of
                              Chief Executive        AMVESCAP PLC
                              Officer                (2003-present). Formerly,
                              (1998-2002).           Chief Executive Officer,
                                                     Managed Products Division,
                                                     AMVESCAP PLC (2001- 2002).
                                                     Formerly, Chairman of the
                                                     Board (1998-2002),
                                                     President (1998-2002), and
                                                     Chief Executive Officer
                                                     (1998-2002) of INVESCO
                                                     Funds Group, Inc. and of
                                                     INVESCO Distributors, Inc.
                                                     Formerly, Chief Operating
                                                     Officer and Chairman of
                                                     the Board of INVESCO
                                                     Global Health Sciences
                                                     Fund; formerly, Chairman
                                                     and Chief Executive
                                                     Officer of NationsBanc
                                                     Advisors, Inc.; and
                                                     formerly, Chairman of
                                                     NationsBanc Investments,
                                                     Inc.

Name, Address, and Age        Position(s) Held       Principal Occupation(s)           Number of       Other Directorships
                              With Company,          During Past Five Years(2)         Funds in        Held by Trustee
                              Term of Office(1)                                        Fund
                              and Length of                                            Complex
                              Time Served(2)                                           Overseen
                                                                                       by Trustee


Glen A. Payne                 Secretary              Senior Vice President,
4350 South Monaco Street                             General Counsel and
Denver, Colorado                                     Secretary of INVESCO Funds
Age:  55                                             Group, Inc.; Senior Vice
                                                     President, Secretary and
                                                     General Counsel of INVESCO
                                                     Distributors, Inc.
                                                     Formerly, Secretary of
                                                     INVESCO Global Health
                                                     Sciences Fund; General
                                                     Counsel of INVESCO Trust
                                                     Company (1989-1998); and
                                                     employee of a U.S.
                                                     regulatory agency,
                                                     Washington, D.C.
                                                     (1973-1989).

Kevin M. Carome               Assistant              Director, Senior Vice
[ADDRESS]                     Secretary              President and General
Age: 57                                              Counsel, A I M Management
                                                     Group Inc. (financial
                                                     services holding company)
                                                     and A I M Advisors, Inc.;
                                                     and Vice President, A I M
                                                     Capital Management, Inc.,
                                                     A I M Distributors, Inc.
                                                     and A I M Fund Services;
                                                     Director, Vice President
                                                     and General Counsel, Fund
                                                     Management Company

Name, Address, and Age        Position(s) Held       Principal Occupation(s)           Number of       Other Directorships
                              With Company,          During Past Five Years(2)         Funds in        Held by Trustee
                              Term of Office(1)                                        Fund
                              and Length of                                            Complex
                              Time Served(2)                                           Overseen
                                                                                       by Trustee


Ronald L. Grooms              Chief Accounting       Senior Vice President and                         Trustee of INVESCO Funds
4350 South Monaco Street      Officer, Chief         Treasurer of INVESCO Funds                        Group, Inc. and INVESCO
Denver, Colorado              Financial Officer      Group, Inc.; and Senior                           Distributors, Inc.
Age:  56                      and Treasurer          Vice President and
                                                     Treasurer of INVESCO
                                                     Distributors, Inc.
                                                     Formerly, Treasurer and
                                                     Principal Financial and
                                                     Accounting Officer of
                                                     INVESCO Global Health
                                                     Sciences Fund; and Senior
                                                     Vice President and
                                                     Treasurer of INVESCO
                                                     Trust Company
                                                     (1988-1998).

Robert H. Graham              Trustee                Director and Chairman, AIM        48              None
[ADDRESS]                                            Management Group Inc.
Age: 57                                              (financial services
                                                     holding company); and
                                                     Director and Vice
                                                     Chairman, AMVESCAP PLC
                                                     (parent of AIM and a
                                                     global investment
                                                     management firm);
                                                     formerly, President and
                                                     Chief Executive Officer,
                                                     AIM Management Group Inc.;
                                                     Director and Chairman, AIM
                                                     Capital Management, Inc.
                                                     (registered investment
                                                     advisor), AIM
                                                     Distributors, Inc.
                                                     (registered broker
                                                     dealer); AIM Fund
                                                     Services, Inc. (registered
                                                     transfer agent), and Fund
                                                     Management Company
                                                     (registered broker dealer)

Name, Address, and Age        Position(s) Held       Principal Occupation(s)           Number of       Other Directorships
                              With Company,          During Past Five Years(2)         Funds in        Held by Trustee
                              Term of Office(1)                                        Fund
                              and Length of                                            Complex
                              Time Served(2)                                           Overseen
                                                                                       by Trustee



William J. Galvin, Jr.        Assistant              Senior Vice President and                         Trustee of INVESCO Funds
4350 South Monaco Street      Secretary              Assistant Secretary of                            Group, Inc. and INVESCO
Denver, Colorado                                     INVESCO Funds Group, Inc.;                        Distributors, Inc.
Age:  46                                             and Senior Vice President
                                                     and Assistant Secretary of
                                                     INVESCO Distributors, Inc.
                                                     Formerly, Trust Officer of
                                                     INVESCO Trust Company
                                                     (1995-98).

Pamela J. Piro                Assistant              Vice President and
4350 South Monaco Street      Treasurer              Assistant Treasurer of
Denver, Colorado                                     INVESCO Funds Group, Inc.;
Age:  42                                             and Assistant Treasurer of
                                                     INVESCO Distributors, Inc.
                                                     Formerly, Assistant Vice
                                                     President (1996-1997).

Dana R. Sutton                Assistant              Vice President and Fund
[ADDRESS]                     Treasurer              Treasurer, A I M Advisors,
Age: 54                                              Inc.

Tane' T. Tyler                Assistant              Vice President and
4350 South Monaco Street      Secretary              Assistant General Counsel
Denver, Colorado                                     of INVESCO Funds Group,
Age: 37                                              Inc.

(1) Each trustee shall hold office until his or her successor shall have been duly chosen and qualified, or until he or she shall have resigned or shall have been removed in the manner provided by law. Each officer shall hold office until the first meeting of the board of trustees after the annual meeting of the shareholders next following his or her election or, if no such annual meeting of the shareholders is held, until the annual meeting of the board of trustees in the year following his or her election, and, until his or her successor is chosen and qualified or until he or she shall have resigned or died, or until he or she shall have been removed as provided in the Trust's bylaws. The board of trustees has adopted a retirement policy providing for mandatory retirement of a Fund trustee at the end of the calendar quarter in which the trustee becomes 75, with a trustee being afforded the opportunity to retire voluntarily upon reaching age 72 or at any time between ages 72 and 75.

(2) Except as otherwise indicated, each individual has held the position(s) shown for at least the last five years.
(3)  Member of the audit committee of the Trust.


BOARD OF TRUSTEES STANDING COMMITTEES

Shareholders have been asked to approve a new slate of Trustees of the Trust at a meeting to be held on October 21, 2003. Pending shareholder approval of the new Trustees, additional committees of the Board will be established as of a future date.

The board of trustees has an audit committee comprised of four trustees who are Independent Trustees. The committee meets quarterly with the Trust's independent accountants and officers to review accounting principles used by the Trust, the adequacy of internal controls, the responsibilities and fees of the independent accountants, and other matters.


The following table provides information regarding the dollar range of equity securities beneficially owned by each trustee in each Fund and in the investment companies in the INVESCO Complex that are overseen by the trustee, as a whole, as of December 31, 2002:

-----------------------------------------------------------------------------------------------------------------
Trustee                Dollar Range of Equity Securities Owned in Each                           Aggregate Dollar
                       Fund(1)                                                                   Range of Equity
                                                                                                 Securities in All
                                                                                                 Registered
                                                                                                 Investment
                                                                                                 Companies
                                                                                                 Overseen by the
                                                                                                 trustee in the
                                                                                                 INVESCO Funds(1)
-----------------------------------------------------------------------------------------------------------------
INDEPENDENT
TRUSTEES
-----------------------------------------------------------------------------------------------------------------
Bob R. Baker           INVESCO Dynamics Fund                              $[_______]             Over $100,000
                       INVESCO Growth Fund                                $[_______]
                       INVESCO Growth & Income Fund                       $[_______]
                       INVESCO Small Company Growth Fund                  $[_______]
                       INVESCO S&P 500 Index Fund                         $[_______]
                       INVESCO Value Equity Fund                          $[_______]
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
Trustee                Dollar Range of Equity Securities Owned in Each                           Aggregate Dollar
                       Fund(1)                                                                   Range of Equity
                                                                                                 Securities in All
                                                                                                 Registered
                                                                                                 Investment
                                                                                                 Companies
                                                                                                 Overseen by the
                                                                                                 trustee in the
                                                                                                 INVESCO Funds(1)
-----------------------------------------------------------------------------------------------------------------
James T. Bunch         INVESCO Dynamics Fund                              $[_______]             $50,001-$100,000
                       INVESCO Growth Fund                                $[_______]
                       INVESCO Growth & Income Fund                       $[_______]
                       INVESCO Small Company Growth Fund                  $[_______]
                       INVESCO S&P 500 Index Fund                         $[_______]
                       INVESCO Value Equity Fund                          $[_______]
-----------------------------------------------------------------------------------------------------------------
Gerald J. Lewis        INVESCO Dynamics Fund                              $[_______]             $50,001-$100,000
                       INVESCO Growth Fund                                $[_______]
                       INVESCO Growth & Income Fund                       $[_______]
                       INVESCO Small Company Growth Fund                  $[_______]
                       INVESCO S&P 500 Index Fund                         $[_______]
                       INVESCO Value Equity Fund                          $[_______]
-----------------------------------------------------------------------------------------------------------------
Larry Soll             INVESCO Dynamics Fund                              $[_______]             Over $100,000
                       INVESCO Growth Fund                                $[_______]
                       INVESCO Growth & Income Fund                       $[_______]
                       INVESCO Small Company Growth Fund                  $[_______]
                       INVESCO S&P 500 Index Fund                         $[_______]
                       INVESCO Value Equity Fund                          $[_______]
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
Trustee                Dollar Range of Equity Securities Owned in Each                           Aggregate Dollar
                       Fund(1)                                                                   Range of Equity
                                                                                                 Securities in All
                                                                                                 Registered
                                                                                                 Investment
                                                                                                 Companies
                                                                                                 Overseen by the
                                                                                                 trustee in the
                                                                                                 INVESCO Funds(1)
-----------------------------------------------------------------------------------------------------------------
INTERESTED
TRUSTEES
-----------------------------------------------------------------------------------------------------------------
Robert H. Graham       INVESCO Dynamics Fund                              $[_______]             $[_______]
                       INVESCO Growth Fund                                $[_______]
                       INVESCO Growth & Income Fund                       $[_______]
                       INVESCO Small Company Growth Fund                  $[_______]
                       INVESCO S&P 500 Index Fund                         $[_______]
                       INVESCO Value Equity Fund                          $[_______]
-----------------------------------------------------------------------------------------------------------------
Mark H. Williamson     INVESCO Dynamics Fund                              $[_______]             Over $100,000
                       INVESCO Growth Fund                                $[_______]
                       INVESCO Growth & Income Fund                       $[_______]
                       INVESCO Small Company Growth Fund                  $[_______]
                       INVESCO S&P 500 Index Fund                         $[_______]
                       INVESCO Value Equity Fund                          $[_______]
-----------------------------------------------------------------------------------------------------------------

(1)  All valuations of Fund shares are as of December 31, 2002.

The following table shows the compensation paid by the Trust to its Independent Trustees for services rendered in their capacities as trustees of the Trust; the benefits accrued as Company expenses [with respect to the Retirement Plan discussed below;] and the estimated annual benefits to be received by these trustees upon retirement as a result of their service to the Trust, all for the fiscal year ended March 31, 2003.

In addition, the table sets forth the total compensation paid by all of the INVESCO Funds to these trustees for services rendered in their capacities as trustees during the year ended December 31, 2002. As of December 31, 2002, there were 48 INVESCO Funds.

-------------------------------------------------------------------------------------------------------
Name of                 Aggregate         Benefits Accrued      [Estimated             Total
Person and              Compensation      As Part of            Annual                 Compensation
Position                From Company(1)   Company Expenses(2)   Benefits Upon          From INVESCO
                                                                Retirement](3)         Funds Paid To
                                                                                       Trustees(4)
-------------------------------------------------------------------------------------------------------
Bob R. Baker,                 $34,423           $0                 $9,323                     $138,000
Vice Chairman of
the Board
-------------------------------------------------------------------------------------------------------
James T. Bunch                $31,203           $0                     $0                     $124,625
-------------------------------------------------------------------------------------------------------
Gerald J. Lewis               $28,870           $0                     $0                     $116,500
-------------------------------------------------------------------------------------------------------
Larry Soll                    $31,522           $0                     $0                     $126,000
-------------------------------------------------------------------------------------------------------

(1) The vice chairman of the board, the chairs of certain of the Funds' committees who are Independent Trustees, and the members of the Funds' committees who are Independent Trustees each receive compensation for serving in such capacities in addition to the compensation paid to all Independent Trustees.

(2) Represents estimated benefits accrued with respect to the Retirement Plan and Deferred Retirement Plan Account Agreement discussed below, and not compensation deferred at the election of the trustees.

(3) These amounts represent the Trust's share of the estimated annual benefits payable by the INVESCO Funds upon the trustees' retirement, calculated using the current method of allocating trustee compensation among the INVESCO Funds. These estimated benefits assume retirement at age 72. With the exception of Messrs. Bunch and Lewis, each of these trustees has served as a trustee of one or more of the funds in the INVESCO Funds for the minimum five-year period required to be eligible to participate in the Retirement Plan.

(4) Total compensation as a percentage of the net assets of the INVESCO Funds as of December 31, 2002.

Messrs. Graham and Williamson as Interested Trustees of the Trust and the other INVESCO Funds, receive compensation as officers or employees of INVESCO or its affiliated companies, and do not receive any trustee's fees or other compensation from the Trust or the other funds in the INVESCO Funds for their service as trustees.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of [OCTOBER , 2003], the following persons owned more than 5% of the outstanding shares of the Funds indicated below. This level of share ownership is considered to be a "principal shareholder" relationship with a Fund under the 1940 Act. Shares that are owned "of record" are held in the name of the person indicated. Shares that are owned "beneficially" are held in another name, but the owner has the full economic benefit of ownership of those shares:

----------------------------------------------------------------------------
       Name and Address         Basis of Ownership
                                (Record/Beneficial)         Percentage Owned
============================================================================


----------------------------------------------------------------------------

As of [OCTOBER____, 2003], officers and trustees of the Trust, as a group, beneficially owned less than 1% of any Fund's outstanding shares.

DISTRIBUTOR

AIM Distributors, Inc. ("ADI"), a wholly owned subsidiary of AMVESCAP PLC, is the distributor of the Funds. ADI bears all expenses, including the cost of printing and distributing prospectuses, incident to marketing of the Funds' shares, except for such distribution expenses as are paid out of Fund assets under the Trust's Plans of Distribution (each individually a "Plan" and collectively, the "Plans"), which have been adopted by each Fund pursuant to Rule 12b-1 under the 1940 Act. INVESCO Distributors, Inc. was the distributor of the Funds prior to July 1, 2003.

INVESTOR CLASS. The Trust has adopted a Master Plan and Agreement of Distribution - Investor Class (the "Investor Class Plan") with respect to Investor Class shares, which provides that the Investor Class shares of each Fund will make monthly payments to ADI computed at an annual rate no greater than 0.25% of average net assets attributable to Investor Class shares. These payments permit ADI, at its discretion, to engage in certain activities and provide services in connection with the distribution of a Fund's Investor Class shares to investors. Payments by a Fund under the Investor Class Plan, for any month, may be made to compensate ADI for permissible activities engaged in and services provided.

CLASS A. The Trust has adopted a Master Distribution Plan and Agreement - Class A pursuant to Rule 12b-1 under the 1940 Act relating to the Class A shares of the Funds (the "Class A Plan"). Under the Class A Plan, Class A shares of the Funds pay compensation to ADI at an annual rate of 0.35% per annum of the average daily net assets attributable to Class A shares for the purpose of financing any activity which is primarily intended to result in the sale of Class A shares. During any period in which a Fund is closed due to high asset levels, the Class A shares of the Fund will reduce this payment of 0.35% to 0.25% per annum.

The Class A Plan is designed to compensate ADI, on a monthly basis, for certain promotional and other sales-related costs, and to implement a financial intermediary incentive program which provides for periodic payments to selected financial intermediaries who furnish continuing personal shareholder services to their customers who purchase and own Class A shares of the Funds. The service fees payable to selected financial intermediaries are calculated at the annual rate of 0.25% of the average daily net asset value of those Fund shares that are held in such financial intermediaries' customers' accounts.

Of the aggregate amount payable under the Class A Plan, payments to financial intermediaries that provide continuing personal shareholder services to their customers who purchase and own Class A shares of the Funds, in amounts up to 0.25% of the average daily net assets of the Class A shares of each Fund attributable to the customers of such financial intermediaries, are characterized as service fees. Payments to financial intermediaries in excess of such amount and payments to ADI would be characterized as an asset-based sales charge pursuant to the Class A Plan. The Class A Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Trust with respect to the Class A shares of a Fund.

CLASS B. The Trust has adopted a Master Distribution Plan and Agreement - Class B pursuant to Rule 12b-1 under the 1940 Act relating to Class B shares of the Funds (the "Class B Plan"). Under the Class B Plan, Class B shares of the Funds pay compensation monthly to ADI at an annual rate of 1.00% per annum of the average daily net assets attributable to Class B shares for the purpose of financing any activity which is primarily intended to result in the sale of Class B shares. Of such amount, each Fund pays a service fee of 0.25% of the average daily net assets attributable to Class B shares to selected financial intermediaries that have entered into service agreements with respect to Class B shares of the Funds, which furnish continuing personal shareholder services to their customers who purchase and own Class B shares. Any amounts not paid as a service fee would constitute an asset-based sales charge. The Class B Plan imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Trust with respect to the Class B shares of a Fund.

The Class B Plan may obligate the Class B shares to continue to make payments to ADI following termination of the Class B Plan with respect to Class B shares sold by or attributable to the distribution efforts of ADI unless there has been a complete termination of the Class B Plan (as defined in such Plan). Additionally, the Class B Plan expressly authorizes ADI to assign, transfer or pledge its rights to payments pursuant to the Class B Plan. As a result, the contingent deferred sales charge (CDSC) on Class B shares will continue to be applicable even in the event of a complete termination of the Class B Plan (as defined in such Plan).

CLASS C. The Trust has adopted a Master Distribution Plan and Agreement - Class C pursuant to Rule 12b-1 under the 1940 Act relating to the Class C shares of the Funds (the "Class C Plan"). Under the Class C Plan, Class C shares of the Funds pay compensation to ADI at an annual rate of 1.00% per annum of the average daily net assets attributable to Class C shares for the purpose of financing any activity which is primarily intended to result in the sale of Class C shares. The Class C Plan is designed to compensate ADI for certain promotional and other sales-related costs, and to implement a dealer incentive program which provides for periodic payments to selected financial intermediaries who have entered into service agreements and furnish continuing personal shareholder services to their customers who purchase and own Class C shares of a Fund.

Of the aggregate amount payable under the Class C Plan, payments to financial intermediaries that provide continuing personal shareholder services to their customers who purchase and own Class C shares of a Fund, in amounts of up to 0.25% of the average daily net assets of the Class C shares of each Fund attributable to the customers of such financial intermediaries, are characterized as a service fee. Payments to financial intermediaries in excess of such amount and payments to ADI would be characterized as an asset-based sales charge pursuant to the Class C Plan. The Class C Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Trust with respect to the Class C shares of a Fund.

ADI may pay sales commissions to financial intermediaries that sell Class C shares of the Funds at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the financial intermediary, and will consist of an asset-based sales charge of 0.75% of the purchase price of Class C shares sold plus an advance of the first year's service fee of 0.25% with respect to such shares. ADI will retain all payments received by it relating to Class C shares for the first thirteen months after they are purchased. The portion of the payments to ADI under the Class C Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit ADI to recoup a portion of on-going sales commissions to dealers plus financing costs, if any. After the first thirteen months, ADI will make such payments quarterly to financial intermediaries based on the average net asset value of Class C shares which are attributable to shareholders for whom the financial intermediaries are designated as dealers of record. These commissions are not paid on sales to investors who may not be subject to payment of the CDSC and in circumstances where ADI grants an exemption on particular transactions. Should the financial intermediary elect to waive the sales commission, the 12b-1 fees will begin to be paid by ADI to the financial intermediary immediately.

CLASS K (DYNAMICS, GROWTH, GROWTH & INCOME, SMALL COMPANY GROWTH AND VALUE EQUITY FUNDS). The Trust has adopted a Master Distribution Plan and Agreement - Class K pursuant to Rule 12b-1 under the 1940 Act relating to Class K shares (the "Class K Plan"). Under the Class K Plan, Class K shares of the Funds pay compensation to ADI at an annual rate of 0.45% of average net assets attributable to Class K shares for the purpose of financing any activity which is primarily intended to result in the sale of Class K shares. The Class K Plan is designed to compensate ADI for certain promotional and other sales-related costs, and to implement a dealer incentive program which provides for periodic payments to selected financial intermediaries who furnish continuing personal shareholder services to their customers who purchase and own Class K shares of a Fund.

Of the aggregate amount payable under the Class K Plan, payments to financial intermediaries that provide continuing personal shareholder services to their customers who purchase and own Class K shares of a Fund may be characterized as a service fee.

ALL PLANS. Activities appropriate for financing under the Plans include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for other than existing shareholders; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; and supplemental payments to financial institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements.

A significant expenditure under the Plans is compensation paid to securities companies and other financial institutions and organizations, which may include INVESCO or AIM-affiliated companies, in order to obtain various distribution-related and/or administrative services for the Funds. Each Fund is authorized by a Plan to use its assets to finance the payments made to obtain those services from selected securities companies and other financial institutions and organizations which may enter into agreements with ADI. Payments will be made by ADI to financial intermediaries who sell shares of a Fund and may be made to banks, savings and loan associations, and other depository institutions. Although the Glass-Steagall Act limits the ability of certain banks to act as underwriters of mutual fund shares, the Advisor does not believe that these limitations would affect the ability of such banks to enter into arrangements with ADI, but can give no assurance in this regard. However, to the extent it is determined otherwise in the future, arrangements with banks might have to be modified or terminated, and, in that case, the size of the Funds possibly could decrease to the extent that the banks would no longer invest customer assets in the Funds. Neither the Trust nor its investment advisor will give any preference to banks or other depository institutions which enter into such arrangements when selecting investments to be made by a Fund. Financial institutions and any other person entitled to receive compensation for selling Fund shares may receive different compensation for selling shares of one particular class instead of another.

ADI is the distributor of the Funds. The following amounts were paid to ADI for the period from July 1 to July 31, 2003:

                         INVESTOR
FUND                      CLASS       CLASS A    CLASS B      CLASS C   CLASS K
----                      -----       -------    -------      -------   -------

Dynamics                  $          $      (1)  $      (1)  $         $
                           ------     ------      ------      ------    ------

Growth                    $          $      (1)  $      (1)  $         $
                           ------     ------      ------      ------    ------

Growth & Income           $          $      (1)  $      (1)  $         $
                           ------     ------      ------      ------    ------

Small Company Growth      $          $      (1)  $      (1)  $         $     (2)
                           ------     ------      ------      ------    ------

S&P 500 Index(3)          $          $   N/A     $   N/A     $   N/A   $  N/A
                           ------

Value Equity              $          $      (1)  $      (1)  $         $
                           ------     ------      ------      ------    ------

(1) For the period April 1, 2002, commencement of operations, through July 31, 2002.
(2) For the period December 17, 2001, commencement of operations, through July 31, 2002.
(3)  Classes A, B, C, and K shares are not offered.

Prior to July 1, 2003, IDI was the distributor of the Funds and as such, the Funds made payments to IDI under the Investor Class, Class A, Class B, Class C, and, if applicable, Class K Plans during the period from August 1, 2003 through June 30, 2003 in the following amounts:


                         INVESTOR
FUND                      CLASS       CLASS A    CLASS B      CLASS C   CLASS K
----                      -----       -------    -------      -------   -------

Dynamics                  $          $      (1)  $      (1)  $         $
                           ------     ------      ------      ------    ------

Growth                    $          $      (1)  $      (1)  $         $
                           ------     ------      ------      ------    ------

Growth & Income           $          $      (1)  $      (1)  $         $
                           ------     ------      ------      ------    ------

Small Company Growth      $          $      (1)  $      (1)  $         $     (2)
                           ------     ------      ------      ------    ------

S&P 500 Index(3)          $          $   N/A     $   N/A     $   N/A   $  N/A
                           ------

Value Equity              $          $      (1)  $      (1)  $         $
                           ------     ------      ------      ------    ------

(1) For the period April 1, 2002, commencement of operations, through July 31, 2002.
(2) For the period December 17, 2001, commencement of operations, through July 31, 2002.
(3)  Classes A, B, C, and K shares are not offered.

In addition, as of the fiscal year or period ended July 31, 2003 the following additional distribution accruals had been incurred by the Funds and will be paid during the fiscal year ended July 31, 2004:

                          INVESTOR
FUND                       CLASS       CLASS A    CLASS B    CLASS C   CLASS K
----                       -----       -------    -------    -------   -------

Dynamics                 $          $      (1)  $      (1)  $         $
                           ------     ------      ------      ------    ------

Growth                   $          $      (1)  $      (1)  $         $
                           ------     ------      ------      ------    ------

Growth & Income          $          $      (1)  $      (1)  $         $
                           ------     ------      ------      ------    ------

Small Company Growth     $          $      (1)  $      (1)  $         $      (2)
                           ------     ------      ------      ------    ------
                                                           $

S&P 500 Index(3)         $          $   N/A     $   N/A   $   N/A   $   N/A
                            ------

Value Equity             $          $      (1)  $      (1)  $         $
                           ------     ------      ------      ------    ------

(1) For the period April 1, 2002, commencement of operations, through July 31, 2002.
(2) For the period December 17, 2001, commencement of operations, through July 31, 2002.
(3)  Classes A, B, C, and K shares are not offered.

For the fiscal year or period ended July 31, 2003, allocation of 12b-1 amounts paid by the Funds for the following categories of expenses were:

                          INVESTOR
FUND                       CLASS       CLASS A    CLASS B    CLASS C   CLASS K
----                       -----       -------   --------    -------   -------

DYNAMICS FUND
--------------------------------------------------------------------------------
Advertising                $          $      (1)  $      (1) $         $
                            ------     ------      ------     ------    ------
--------------------------------------------------------------------------------
Sales literature,          $          $      (1)  $      (1) $         $
printing, and postage       ------     ------      ------     ------    ------
--------------------------------------------------------------------------------
Public Relations/          $          $      (1)  $      (1) $         $
Promotion                   ------     ------      ------     ------    ------
--------------------------------------------------------------------------------
Compensation to securities
dealers
--------------------------------------------------------------------------------
Marketing personnel        $          $      (1)  $      (1) $         $
                            ------     ------      ------     ------    ------
--------------------------------------------------------------------------------

GROWTH FUND
--------------------------------------------------------------------------------
Advertising                $          $      (1)  $      (1) $         $
                            ------     ------      ------     ------    ------
--------------------------------------------------------------------------------
Sales literature,          $          $      (1)  $      (1) $         $
printing, and postage       ------     ------      ------     ------    ------
--------------------------------------------------------------------------------
Public Relations/          $          $      (1)  $      (1) $         $
Promotion                   ------     ------      ------     ------    ------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          INVESTOR
FUND                       CLASS       CLASS A    CLASS B    CLASS C   CLASS K
--------------------------------------------------------------------------------
Compensation to securities
dealers
--------------------------------------------------------------------------------
Marketing personnel        $          $      (1)  $          $     (1) $
                            ------     ------      ------     ------    ------
--------------------------------------------------------------------------------

GROWTH & INCOME FUND
--------------------------------------------------------------------------------
Advertising                $          $      (1)  $      (1) $         $
                            ------     ------      ------     ------    ------
--------------------------------------------------------------------------------
Sales literature,          $          $      (1)  $      (1) $         $
printing, and postage       ------     ------      ------     ------    ------
--------------------------------------------------------------------------------
Public Relations/          $          $      (1)  $          $     (1) $
Promotion                   ------     ------      ------     ------    ------
--------------------------------------------------------------------------------
Compensation to
securities dealers
--------------------------------------------------------------------------------
Marketing personnel        $          $      (1)  $          $     (1) $
                            ------     ------      ------     ------    ------
--------------------------------------------------------------------------------

SMALL COMPANY GROWTH FUND
--------------------------------------------------------------------------------
Advertising                $          $      (1)  $      (1) $         $
                            ------     ------      ------     ------    ------
--------------------------------------------------------------------------------
Sales literature,          $          $      (1)  $      (1) $         $     (2)
printing, and postage       ------     ------      ------     ------    ------
--------------------------------------------------------------------------------
Public Relations/          $          $      (1)  $          $     (1) $
Promotion                   ------     ------      ------     ------    ------
--------------------------------------------------------------------------------
Compensation to
securities dealers
--------------------------------------------------------------------------------
Marketing personnel        $          $      (1)  $      (1) $         $     (2)
                            ------     ------      ------     ------    ------
--------------------------------------------------------------------------------

S&P 500 INDEX FUND(3)
--------------------------------------------------------------------------------
Advertising                $          $   N/A     $   N/A   $   N/A   $   N/A
                            ------
--------------------------------------------------------------------------------
Sales literature,          $          $   N/A     $   N/A   $   N/A   $   N/A
printing, and postage       ------
--------------------------------------------------------------------------------
Public Relations/          $          $   N/A     $   N/A   $   N/A   $   N/A
Promotion                   ------
--------------------------------------------------------------------------------
Compensation to securities
dealers
--------------------------------------------------------------------------------
Marketing personnel        $          $   N/A     $   N/A   $   N/A   $   N/A
                            ------
--------------------------------------------------------------------------------

VALUE EQUITY FUND
--------------------------------------------------------------------------------
Advertising                $          $      (1)  $      (1) $         $
                            ------     ------      ------     ------    ------
--------------------------------------------------------------------------------
Sales literature,          $          $      (1)  $      (1) $         $
Printing, and Postage       ------     ------      ------     ------    ------
--------------------------------------------------------------------------------
Public Relations/          $          $      (1)  $      (1) $         $
Promotion                   ------     ------      ------     ------    ------
--------------------------------------------------------------------------------
Compensation to
securities dealers
--------------------------------------------------------------------------------
Marketing personnel        $          $      (1)  $      (1) $         $
                            ------     ------      ------     ------    ------
--------------------------------------------------------------------------------

(1) For the period April 1, 2002, commencement of operations, through July 31, 2002.
(2) For the period December 17, 2001, commencement of operations, through July 31, 2002.
(3)  Class A, B, C, and K shares are not offered.

The services which are provided by securities dealers and other organizations may vary by financial intermediary but include, among other things, processing new shareholder account applications, preparing and transmitting to the Trust's Transfer Agent computer-processable tapes of all Fund transactions by customers, serving as the primary source of information to customers in answering questions concerning the Funds, and assisting in other customer transactions with the Funds.

The Plans provide that they shall continue in effect with respect to each Fund as long as such continuance is approved at least annually by the vote of the board of trustees of the Trust cast in person at a meeting called for the purpose of voting on such continuance, including the vote of a majority of the Independent Trustees. A Plan can be terminated at any time by a Fund, without penalty, if a majority of the Independent Trustees, or shareholders of the relevant class of shares of the Fund, vote to terminate a Plan. The Trust may, in its absolute discretion, suspend, discontinue or limit the offering of its shares at any time. In determining whether any such action should be taken, the board of trustees intends to consider all relevant factors including, without limitation, the size of a Fund, the investment climate for a Fund, general market conditions, and the volume of sales and redemptions of a Fund's shares. The Plans may continue in effect and payments may be made under a Plan following any temporary suspension or limitation of the offering of Fund shares; however, the Trust is not contractually obligated to continue a Plan for any particular period of time. Suspension of the offering of a Fund's shares would not, of course, affect a shareholder's ability to redeem his or her shares.

So long as the Plans are in effect, the selection and nomination of persons to serve as Independent Trustees of the Trust shall be committed to the Independent Trustees then in office at the time of such selection or nomination. The Plans may not be amended to increase the amount of a Fund's payments under a Plan without approval of the shareholders of that Fund's respective class of shares, and all material amendments to a Plan must be approved by the board of trustees of the Trust, including a majority of the Independent Trustees. Under the agreement implementing the Plans, ADI or a Fund, the latter by vote of a majority of the Independent Trustees, or a majority of the holders of the relevant class of a Fund's outstanding voting securities, may terminate such agreement without penalty upon thirty days' written notice to the other party. No further payments will be made by a Fund under a Plan in the event of its termination.

To the extent that a Plan constitutes a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, it shall remain in effect as such, so as to authorize the use of Fund assets in the amounts and for the purposes set forth therein, notwithstanding the occurrence of an assignment, as defined by the 1940 Act, and rules thereunder. To the extent it constitutes an agreement pursuant to a plan, a Fund's obligation to make payments to ADI shall terminate automatically, in the event of such "assignment." In this event, a Fund may continue to make payments pursuant to a Plan only upon the approval of new arrangements regarding the use of the amounts authorized to be paid by a Fund under a Plan. Such new arrangements must be approved by the trustees, including a majority of the Independent Trustees, by a vote cast in person at a meeting called for such purpose. These new arrangements might or might not be with ADI. On a quarterly basis, the trustees review information about the distribution services that have been provided to each Fund and the 12b-1 fees paid for such services. On an annual basis, the trustees consider whether a Plan should be continued and, if so, whether any amendment to the Plan, including changes in the amount of 12b-1 fees paid by each class of a Fund, should be made.

The only Trust trustees and interested persons, as that term is defined in
Section 2(a)(19) of the 1940 Act, who have a direct or indirect financial interest in the operation of the Plans are the officers and trustees of the Trust who are also officers either of ADI or other companies affiliated with ADI. The benefits which the Trust believes will be reasonably likely to flow to a Fund and its shareholders under the Plans include the following:

     o Enhanced marketing efforts, if successful, should result in an increase in net assets through the sale of additional shares and afford greater resources with which to pursue the investment objectives of the Funds;

     o The sale of additional shares reduces the likelihood that redemption of shares will require the liquidation of securities of the Funds in amounts and at times that are disadvantageous for investment purposes; and

     o Increased Fund assets may result in reducing each investor's share of certain expenses through economies of scale (e.g. exceeding established breakpoints in an advisory fee schedule and allocating fixed expenses over a larger asset base), thereby partially offsetting the costs of a Plan.

The positive effect which increased Fund assets will have on the Advisor's revenues could allow the Advisor and its affiliated companies:

     o To have greater resources to make the financial commitments necessary to improve the quality and level of the Funds' shareholder services (in both systems and personnel);

     o To increase the number and type of mutual funds available to investors from the Advisor and its affiliated companies (and support them in their infancy), and thereby expand the investment choices available to all shareholders; and

     o To acquire and retain talented employees who desire to be associated with a growing organization.

SALES CHARGES AND DEALER CONCESSIONS

SALES CHARGES

Class A shares of the Funds are currently sold with a sales charge ranging from 5.50% to 2.00% of the offering price on purchases of less than $1,000,000.

                                                                               Dealer
                                                     Investor's Sales Charge   Concession
                                                     -----------------------   ----------

                                                     As a         As a         As a
                                                     Percentage   Percentage   Percentage
                                                     of the       of the       of the
Amount of                                            Public       Net          Public
Investment in                                        Offering     Amount       Offering
Single Transaction(1)                                Price        Invested     Price
---------------------                                -----        --------     -----
Less than                               $   25,000    5.50%         5.82%      4.75%
$ 25,000                but less than   $   50,000    5.25          5.54       4.50
$ 50,000                but less than   $  100,000    4.75          4.99       4.00
$100,000                but less than   $  250,000    3.75          3.90       3.00
$250,000                but less than   $  500,000    3.00          3.09       2.50
$500,000                but less than   $1,000,000    2.00          2.04       1.60

(1) There is no sales charge on purchases of $1,000,000 or more; however, ADI may pay a dealer concession and/or advance a service fee on such transactions as set forth below.

ADI may elect to re-allow the entire initial sales charge to financial intermediaries for all sales with respect to which orders are placed with ADI during a particular period. Financial intermediaries to whom substantially the entire sales charge is re-allowed may be deemed to be "underwriters" as that term is defined under the Securities Act of 1933.

In addition to amounts paid to financial intermediaries as a dealer concession out of the initial sales charge paid by investors, ADI may, from time to time, at its expense or as an expense for which it may be compensated under a distribution plan, if applicable, pay a bonus or other consideration or incentive to financial intermediaries who sell a minimum dollar amount of the shares of the INVESCO Funds during a specified period of time. At the option of the financial intermediary, such incentives may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and their families to places within or outside the United States. The total amount of such additional bonus payments or other consideration shall not exceed 0.25% of the public offering price of the shares sold. Any such bonus or incentive programs will not change the price paid by investors for the purchase of a Fund's shares or the amount a Fund will receive as proceeds from such sales. Financial intermediaries may not use sales of a Fund's shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state.

ADI may pay sales commissions to financial intermediaries that sell Class B shares of the Funds at the time of such sales. Payments with respect to Class B shares will equal 4.00% of the purchase price of the Class B shares sold by the financial intermediary, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year's service fee of 0.25% with respect to such shares. The portion of the payments to ADI under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit ADI to recoup a portion of such sales commissions plus financing costs.

ADI may pay sales commissions to financial intermediaries that sell Class C shares of the Funds at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the financial intermediary, and will consist of a sales commission of 0.75% of the purchase price of Class C shares sold plus an advance of the first year's service fee of 0.25% with respect to such shares. ADI will retain all payments received by it relating to Class C shares for the first twelve months after they are purchased. The portion of the payments to ADI under the Class C Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit ADI to recoup a portion of on-going sales commissions to dealers plus financing costs, if any. After the first twelve months, ADI will make such payments quarterly to financial intermediaries based on the average net asset value of Class C shares which are attributable to shareholders for whom the financial intermediaries are designated as dealers of record. These commissions are not paid on sales to investors who may not be subject to payment of the CDSC and in circumstances where ADI grants an exemption on particular transactions. Should the financial intermediary elect to waive the sales commission, the 12b-1 fees will begin to be paid by ADI to the dealer or institution immediately.

DEALER CONCESSIONS (CLASS A AND CLASS K ONLY)

Investors who purchase $1,000,000 or more of Class A shares do not pay an initial sales charge. ADI may pay financial intermediaries for share purchases (measured on an annual basis) by non-qualified investors and qualified plans of Class A and Class K shares of the Funds as follows.

Non-Qualified Investors. ADI may pay financial intermediaries for share purchases of $1,000,000 or more of Class A shares of the Funds sold at net asset value to non-qualified investors as follows: 1.00% of the first $2 million of such purchases, 0.80% on the next $1 million of such purchases, 0.50% on the next $17 million of such purchases, and 0.25% of amounts in excess of $20 million on such purchases.

Qualified Plans. ADI may pay financial intermediaries for Class A and Class K share purchases as follows:

     Class A -- Option 1: For qualified plans of $1,000,000 or more, 0.50% of the first $20 million and 0.25% of amounts in excess of $20 million. The trail commission will be paid out beginning in the 13th month.

     Class A -- Option 2: No additional fee is paid to financial intermediaries, however, the trail commission will begin to accrue immediately.

     Class K -- Option 1: For qualified plans of $1,000,000 or more, 0.70% of the first $5 million and 0.45% of amounts in excess of $5 million. The trail commission will be paid out beginning in the 13th month.

     Class K -- Option 2: No additional fee is paid to financial intermediaries, however, the trail commission will begin to accrue immediately.

REDUCTIONS IN INITIAL SALES CHARGES (CLASS A ONLY)

Reductions in the initial sales charges shown in the sales charges table (quantity discounts) apply to purchases of Class A shares of the Funds that are otherwise subject to an initial sales charge, provided that such purchases are made by a "Purchaser" as hereinafter defined.

The term "Purchaser" means:

     o an individual and his or her spouse and children, including any trust established exclusively for the benefit of any such person; or a pension, profit-sharing, or other benefit plan established exclusively for the benefit of any such person, such as an IRA, Roth IRA, a single-participant money purchase/profit sharing plan or an individual participant in a 403(b) Plan (unless such 403(b) plan qualifies as the purchaser as defined below);

     o a 403(b) plan, the employer/sponsor of which is an organization described under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), if:

        a. the employer/sponsor submits contributions for all participating employees in a single contribution transmittal (I.E., the Funds will not accept contributions submitted with respect to individual participants);

        b. each transmittal is accompanied by a single check or wire transfer;
           and

        c. all new participants are added to the 403(b) plan by submitting an application on behalf of each new participant with the contribution transmittal;

     o a trustee or fiduciary purchasing for a single trust, estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code) and 457 plans, if more than one beneficiary or participant is involved;

     o a Simplified Employee Pension (SEP), Salary Reduction and other Elective Simplified Employee Pension account (SAR-SEP) or Savings Incentive Match Plans for Employees IRA (SIMPLE IRA), where the employer has notified ADI in writing that all of its related employee SEP, SAR-SEP or SIMPLE IRA accounts should be linked; or

     o any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

Investors or financial intermediaries seeking to qualify orders for a reduced initial sales charge must identify such orders and, if necessary, support their qualification for the reduced charge. ADI reserves the right to determine whether any purchaser is entitled, by virtue of the foregoing definition, to the reduced sales charge. No person or entity may distribute Class A shares of the INVESCO Funds without payment of the applicable sales charge other than to persons or entities that qualify for a reduction in the sales charge as provided herein.

1. LETTER OF INTENT (CLASS A ONLY). A purchaser, as previously defined, may pay reduced initial sales charges by completing the appropriate section of the account application and by fulfilling a Letter of Intent ("LOI"). The LOI confirms such purchaser's intention as to the total investment to be made in shares of the Funds within the following thirteen consecutive months. By marking the LOI section on the account application and by signing the account application, the purchaser indicates that he/she understands and agrees to the terms of the LOI and is bound by the provisions described below.

Each purchase of fund shares normally subject to an initial sales charge made during the thirteen-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI, as described under "Sales Charges and Dealer Concessions." It is the purchaser's responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge. The offering price may be further reduced as described under "Right of Accumulation" if the Transfer Agent is advised of all other accounts at the time of the investment. Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI. At any time during the thirteen-month period after meeting the original obligation, a purchaser may revise his or her intended investment amount upward by submitting a written and signed request. Such a revision will not change the original expiration date. By signing an LOI, a purchaser is not making a binding commitment to purchase additional shares, but if purchases made within the thirteen-month period do not total the amount specified, the Purchaser will pay the increased amount of sales charge as described below. Purchases made within ninety days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the ninety-day period. The transfer agent will process necessary adjustments upon the expiration or completion date of the LOI. Purchases made more than ninety days before signing an LOI will be applied toward completion of the LOI based on the value of the shares purchased calculated at the public offering price on the effective date of the LOI.

To assure compliance with the provisions of the 1940 Act, out of the initial purchase (or subsequent purchases if necessary) the transfer agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share). All dividends and any capital gain distributions on the escrowed shares will be credited to the purchaser. All shares purchased, including those escrowed, will be registered in the purchaser's name. If the total investment specified under this LOI is completed within the thirteen-month period, the escrowed shares will be promptly released. If the intended investment is not completed, the purchaser will pay the transfer agent the difference between the sales charge on the specified amount and the amount actually purchased. If the purchaser does not pay such difference within twenty days of the expiration date, he/she irrevocably constitutes and appoints the transfer agent as his/her attorney to surrender for redemption any or all shares, to make up such difference within sixty days of the expiration date.

If at any time before completing the LOI Program, the purchaser wishes to cancel the agreement, he/she must give written notice to ADI. If at any time before completing the LOI Program the purchaser requests the transfer agent to liquidate or transfer beneficial ownership of his/her total shares, a cancellation of the LOI will automatically be effected. If the total amount purchased is less than the amount specified in the LOI, the transfer agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

2. RIGHT OF ACCUMULATION (CLASS A ONLY). A Purchaser may also qualify for reduced initial sales charges based upon such Purchaser's existing investment in an INVESCO Fund and/or AIM Fund shares (Class A, B, C, K or R) at the time of the proposed purchase. To determine whether a reduced initial sales charge applies to a proposed purchase, ADI takes into account not only the money which is invested upon such proposed purchase, but also the value of all such shares owned by such Purchaser, calculated at the then current public offering price. If a Purchaser so qualifies for a reduced sales charge, the reduced sales charge applies to the total amount of money then being invested by such Purchaser, calculated at the then current public offering price, and not just to the portion that exceeds the breakpoint above which a reduced sales charge applies. For example, if a Purchaser already owns shares with a value of $20,000 and wishes to invest an additional $20,000 in shares, with a maximum initial sales charge of 5.50%, the reduced initial sales charge of 5.25% will apply to the full $20,000 purchase and not just to the $15,000 in excess of the $25,000 breakpoint. To qualify for obtaining the discount applicable to a particular purchase, the Purchaser or his financial intermediary must furnish ADI with a list of the account numbers and the names in which such accounts of the Purchaser are registered at the time the purchase is made.

Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of AIM Floating Rate Fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation described above.

PURCHASES AT NET ASSET VALUE (CLASS A ONLY). Purchases of Class A shares of the Funds at net asset value (without payment of an initial sales charge) may be made in connection with: (a) the reinvestment of dividends and distributions from a Fund; (b) exchanges of shares of certain funds; (c) use of the reinstatement privilege; or (d) a merger, consolidation, or acquisition of assets of a fund.

The following Purchasers will not pay initial sales charges on purchases of Class A shares because there is a reduced sales effort involved in sales to these Purchasers:

     o  The Advisor and its affiliates, or their clients;

     o Any current or retired officer, trustee, or employee (and members of their immediate family) of the Advisor, its affiliates or the INVESCO Funds or AIM Funds and any foundation, trust, or employee benefit plan established exclusively for the benefit of, or by, such persons;

     o Sales representatives and employees (and members of their immediate family) of selling group members or financial institutions that have arrangements with such selling group members;

     o Financial intermediaries that place trades for their own accounts or the accounts of their clients and that charge a management, consulting, or other fee for their services; and clients of such investment advisors or financial intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment advisor or financial intermediary on the books and records of a broker or agent;

     o Employee benefit plans designated as purchasers as defined above, and non-qualified plans offered in conjunction therewith, provided the initial investment in the plan(s) is at least $1 million; the sponsor signs a $1 million LOI; the employer-sponsored plan(s) has at least 100 eligible employees; or all plan transactions are executed through a single omnibus account and the financial intermediary has entered into the appropriate agreements with the distributor. Section 403(b) plans sponsored by public educational institutions are not eligible for a sales charge exception based on the aggregate investment made by the plan or the number of eligible employees. Purchases of the Funds by such plans are subject to initial sales charges; and

     o A shareholder of a fund that merges or consolidates with a Fund or that sells its assets to a Fund in exchange for shares of that Fund.

As used above, immediate family includes an individual and his or her spouse, children, parents, and parents of spouse.

CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS

In addition to the exceptions described in the Investor Class, Class A, B, C, and K Prospectuses, CDSCs will not apply to the following:

     o Redemptions following the death or post-purchase disability of (1) any registered shareholders on an account or (2) a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;

     o Certain distributions from individual retirement accounts, Section 403(b) retirement plans, Section 457 deferred compensation plans and
        Section 401 qualified plans, where redemptions result from (i) required minimum distributions to plan participants or beneficiaries who are age 70-1/2 or older, and only with respect to that portion of such distributions that does not exceed 10% annually of the participant's or beneficiary's account value in a fund; (ii) in kind transfers of assets where the participant or beneficiary notifies the distributor of the transfer not later than the time the transfer occurs; (iii) tax-free rollovers or transfers of assets to another plan of the type described above invested in Class A, Class B, Class C or Class K shares of a Fund;
        (iv) tax-free returns of excess contributions or returns of excess deferral amounts; and (v) distributions on the death or disability (as defined in the Internal Revenue Code of 1986, as amended) of the participant or beneficiary;

     o Liquidation by a Fund when the account value falls below the minimum required account size of $250;

     o  Investment account(s) of the Advisor; and

     o Class C shares if the investor's financial intermediary notifies ADI prior to the time of investment that the financial intermediary waives the payment otherwise payable to it.

Upon the redemption of Class A shares purchased in amounts of $1 million or more, no CDSC will be applied in the following situations:

     o Redemptions from employee benefit plans designated as qualified purchasers, as defined above, where the redemptions are in connection with employee terminations or withdrawals, provided the total amount invested in the plan is at least $1,000,000; the sponsor signs a $1 million LOI; or the employer-sponsored plan has at least 100 eligible employees; provided, however, that 403(b) plans sponsored by public educational institutions shall qualify for the CDSC waiver on the basis of the value of each plan participant's aggregate investment in a Fund, and not on the aggregate investment made by the plan or on the number of eligible employees;

     o  Private foundations or endowment funds;

     o Redemption of shares by the investor where the investor's financial intermediary waives the amounts otherwise payable to it by ADI and notifies ADI prior to the time of investment; and

     o Shares acquired by exchange from Class A shares of a Fund unless the shares acquired are redeemed within eighteen months of the original purchase of Class A shares.

HOW TO PURCHASE AND REDEEM SHARES

A complete description of the manner by which shares of the Funds may be purchased appears in the Prospectuses under the caption "How To Buy Shares."

The sales charge normally deducted on purchases of Class A shares of the Funds is used to compensate ADI and participating financial intermediaries for their expenses incurred in connection with the distribution of such shares. Since there is little expense associated with unsolicited orders placed directly with ADI by persons, who because of their relationship with the Funds or with the Advisor and its affiliates, are familiar with the Funds, or whose programs for purchase involve little expense (E.G., because of the size of the transaction and shareholder records required), ADI believes that it is appropriate and in the Funds' best interests that such persons be permitted to purchase Class A shares of the Funds through ADI without payment of a sales charge. The persons who may purchase Class A shares of the Funds without a sales charge are set forth herein under the Caption "Reductions in Initial Sales Charges - Purchases at Net Asset Value."

The following formula may be used by an investor to determine the public offering price per Class A share of an investment:

     Net Asset Value / (1 - Sales Charge as % of Offering Price) = Offering
     Price

Information concerning redemption of a Fund's shares is set forth in the Prospectuses under the caption "How To Sell Shares." Shares of the Funds may be redeemed directly through ADI or through any financial intermediary who has entered into an agreement with ADI. In addition to the Funds' obligation to redeem shares, ADI may also repurchase shares as an accommodation to the shareholders. To effect a repurchase, those financial intermediaries who have executed Selected Dealer Agreements with ADI must phone orders to the order desk of the Funds at 1-800-347-4246 and guarantee delivery of all required documents in good order. A repurchase is effected at the net asset value of each Fund next determined after such order is received. Such arrangement is subject to timely receipt by ADI of all required documents in good order. If such documents are not received within a reasonable time after the order is placed, the order is subject to cancellation. While there is no charge imposed by the Funds or by ADI (other than any applicable CDSC) when shares are redeemed or repurchased, financial intermediaries may charge a fair service fee for handling the transaction. INVESCO intends to redeem all shares of the Funds in cash.

The right of redemption may be suspended or the date of payment postponed when
(a) trading on the New York Stock Exchange ("NYSE") is restricted, as determined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of a Fund not reasonably practicable.

OTHER SERVICE PROVIDERS

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado, are the independent accountants of the Trust. The independent accountants are responsible for auditing the financial statements of the Funds.

CUSTODIAN

State Street Bank and Trust Company, P.O. Box 351, Boston, Massachusetts, is the custodian of the cash and investment securities of the Company. The custodian is also responsible for, among other things, receipt and delivery of each Fund's investment securities in accordance with procedures and conditions specified in the custody agreement with the Trust. The custodian is authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Funds to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories.

TRANSFER AGENT

AIM Investment Services, Inc., 11 Greenway Plaza, Suite 100, Houston,
Texas 77046, is the Trust's transfer agent, registrar, and dividend disbursing agent. Services provided by AIS include the issuance, cancellation, and transfer of shares of the Funds, and the maintenance of records regarding the ownership of such shares.

LEGAL COUNSEL

The firm of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., 2nd Floor, Washington, D.C., is legal counsel for the Trust. The firm of Moye, Giles, O'Keefe, Vermeire & Gorell LLP, 1225 17th Street, Suite 2900, Denver, Colorado, acts as special counsel to the Trust.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Each Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf and such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. Each Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Orders will be priced at a Fund's net asset value next computed after they are accepted by an authorized broker or the broker's authorized designee.

As the investment advisor to the Funds, the Advisor places orders for the purchase and sale of securities with broker-dealers based upon an evaluation of the financial responsibility of the broker-dealers and the ability of the broker-dealers to effect transactions at the best available prices.

While the Advisor seeks reasonably competitive commission rates, the Funds do not necessarily pay the lowest commission or spread available. The Advisor is permitted to, and does, consider qualitative factors in addition to price in the selection of brokers. Among other things, the Advisor considers the quality of executions obtained on a Fund's portfolio transactions, viewed in terms of the size of transactions, prevailing market conditions in the security purchased or sold, and general economic and market conditions. The Advisor has found that a broker's consistent ability to execute transactions is at least as important as the price the broker charges for those services.

In seeking to ensure that the commissions charged a Fund are consistent with prevailing and reasonable commissions, the Advisor monitors brokerage industry practices and commissions charged by broker-dealers on transactions effected for other institutional investors like the Funds.

Consistent with the standard of seeking to obtain favorable execution on portfolio transactions, the Advisor may select brokers that provide research services to the Advisor and the Trust, as well as other mutual funds and other accounts managed by the Advisor. Research services include statistical and analytical reports relating to issuers, industries, securities and economic factors and trends, which may be of assistance or value to the Advisor in making informed investment decisions. Research services prepared and furnished by brokers through which a Fund effects securities transactions may be used by the Advisor in servicing all of its accounts and not all such services may be used by the Advisor in connection with a particular Fund. Conversely, a Fund receives benefits of research acquired through the brokerage transactions of other clients of the Advisor.

In order to obtain reliable trade execution and research services, the Advisor may utilize brokers that charge higher commissions than other brokers would charge for the same transaction. This practice is known as "paying up." However, even when paying up, the Advisor is obligated to obtain favorable execution of a Fund's transactions.

Portfolio transactions also may be effected through broker-dealers that recommend the Funds to their clients, or that act as agent in the purchase of a Fund's shares for their clients. When a number of broker-dealers can provide comparable best price and execution on a particular transaction, the Advisor may consider the sale of a Fund's shares by a broker-dealer in selecting among qualified broker-dealers.

Certain of the INVESCO Funds and AIM Funds utilize fund brokerage commissions to pay custody fees for each respective fund. This program requires that the participating funds receive favorable execution.

The aggregate dollar amount of brokerage commissions and underwriting discounts paid by each Fund for the periods outlined in the table below were:

DYNAMICS FUND
      Year Ended July 31, 2003
                                           $
                                            ----------
      Year Ended July 31, 2002             $17,031,628
      Year Ended July 31, 2001              19,275,011

GROWTH FUND
      Year Ended July 31, 2003
                                           $
                                            ----------
      Year Ended July 31, 2002              $5,184,276
      Year Ended July 31, 2001               7,442,153

GROWTH & INCOME FUND
      Year Ended July 31, 2003
                                           $
                                            ----------
      Year Ended July 31, 2002                $173,190
      Year Ended July 31, 2001                 908,177

SMALL COMPANY GROWTH FUND
      Year Ended July 31, 2003
                                           $
                                            ----------
      Year Ended July 31, 2002              $8,603,429
      Year Ended July 31, 2001               9,771,762

S&P 500 INDEX FUND
      Year Ended July 31, 2003
                                           $
                                            ----------
      Year Ended July 31, 2002                 $28,857
      Year Ended July 31, 2001                  55,448

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

VALUE EQUITY FUND
      Year Ended July 31, 2003
                                           $
                                            ----------
      Year Ended July 31, 2002                $685,048
      Year Ended July 31, 2001                 738,897

For the fiscal years ended July 31, 2003, 2002, and 2001, brokers providing research services received $__________, $19,475,003, and $21,166,951, respectively, in commissions on portfolio transactions effected for the Funds. The aggregate dollar amount of such portfolio transactions was $_________, $8,859,832,952, and $12,780,159,369, respectively. Commissions totaling $__________, $546,522, $967,415, respectively, were allocated to certain brokers in recognition of their sales of shares of the Funds on portfolio transactions of the Funds effected during the fiscal years ended July 31, 2003, 2002, and 2001, respectively.

At July 31, 2003, each Fund held debt and equity securities of its regular brokers or dealers, or their parents, as follows:

--------------------------------------------------------------------------------
         Fund                   Broker or Dealer             Value of Securities
                                                               at  July 31, 2003
================================================================================
Dynamics               State Street Bank and Trust                 $___________
--------------------------------------------------------------------------------
                       AIG Funding Corporation                     $___________
--------------------------------------------------------------------------------
                       New Center Asset Trust Ser 1                $___________
--------------------------------------------------------------------------------
                       State Street Bank and Trust, Boston         $___________
--------------------------------------------------------------------------------
                       UBS Finance Incorporated                    $___________
--------------------------------------------------------------------------------
                       Lehman Brothers Holdings                    $___________
                       Incorporated
--------------------------------------------------------------------------------
Growth                 UBS Finance Incorporated                    $___________
--------------------------------------------------------------------------------
                       General Electric Company                    $___________
--------------------------------------------------------------------------------
                       New Center Asset Trust Ser 1                $___________
--------------------------------------------------------------------------------
                       American International Group                $___________
--------------------------------------------------------------------------------
                       Citigroup Incorporated                      $___________
--------------------------------------------------------------------------------
                       Citicorp                                    $___________
--------------------------------------------------------------------------------
                       State Street Bank and Trust                 $___________
--------------------------------------------------------------------------------
                       Goldman Sachs Group Incorporated            $___________
--------------------------------------------------------------------------------
                       JP Morgan Chase & Company                   $___________
--------------------------------------------------------------------------------
Growth & Income        General Electric                            $___________
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Fund                   Broker or Dealer             Value of Securities
                                                               at  July 31, 2003
================================================================================
                       Lehman Brothers Holdings                    $___________
                       Incorporated
--------------------------------------------------------------------------------
                       Goldman Sachs Group Incorporated            $___________
--------------------------------------------------------------------------------
                       Merrill Lynch & Company                     $___________
--------------------------------------------------------------------------------
Small Company Growth   American General Finance                    $___________
                       Corporation
--------------------------------------------------------------------------------
                       State Street Bank and Trust, Boston         $___________
--------------------------------------------------------------------------------
                       State Street Bank and Trust                 $___________
--------------------------------------------------------------------------------
S&P 500 Index          General Electric Company                    $___________
--------------------------------------------------------------------------------
                       State Street Bank and Trust                 $___________
--------------------------------------------------------------------------------
                       Citigroup Incorporated                      $___________
--------------------------------------------------------------------------------
                       American International Group                $___________
--------------------------------------------------------------------------------
                       JP Morgan Chase & Company                   $___________
--------------------------------------------------------------------------------
                       American Express Company                    $___________
--------------------------------------------------------------------------------
                       Morgan Stanley Dean Witter &                $___________
                       Company
--------------------------------------------------------------------------------
                       Goldman Sachs Group Incorporated            $___________
--------------------------------------------------------------------------------
                       Merrill Lynch & Company                     $___________
--------------------------------------------------------------------------------
                       Household International                     $___________
                       Incorporated
--------------------------------------------------------------------------------
                       State Street Corporation                    $___________
--------------------------------------------------------------------------------
                       Lehman Brothers Holdings                    $___________
                       Incorporated
--------------------------------------------------------------------------------
Value Equity           State Street Bank & Trust                   $___________
--------------------------------------------------------------------------------
                       Citigroup Incorporated                      $___________
--------------------------------------------------------------------------------
                       General Electric Company                    $___________
--------------------------------------------------------------------------------
                       Merrill Lynch & Company                     $___________
--------------------------------------------------------------------------------
                       Lehman Brothers Holdings                    $___________
                       Incorporated
--------------------------------------------------------------------------------
                       Goldman Sachs Group Incorporated            $___________
--------------------------------------------------------------------------------
                       JP Morgan Chase & Company                   $___________
--------------------------------------------------------------------------------

Neither the Advisor nor any affiliate of the Advisor receives any brokerage commissions on portfolio transactions effected on behalf of the Funds, and there is no affiliation between the Advisor or any person affiliated with the Advisor or the Funds and any broker-dealer that executes transactions for the Funds.

SHARES OF BENEFICIAL INTEREST

The Trust is authorized to issue an unlimited number of shares of beneficial interest of each class of shares of each Fund.

A share of each class of a Fund represents an identical interest in that Fund's investment portfolio and has the same rights, privileges, and preferences. However, each class may differ with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege, if any. The different sales charges and other expenses applicable to the different classes of shares of the Funds will affect the performance of those classes. Each share of a Fund is entitled to participate equally in dividends for that class, other distributions and the proceeds of any liquidation of a class of that Fund. However, due to the differing expenses of the classes, dividends and liquidation proceeds on Institutional Class, Investor Class, Class A, B, C, and K shares will differ. All shares of a Fund will be voted together, except that only the shareholders of a particular class of a Fund may vote on matters exclusively affecting that class, such as the terms of a Rule 12b-1 Plan as it relates to the class. All shares issued and outstanding are, and all shares offered hereby when issued will be, fully paid and nonassessable. The board of trustees has the authority to designate additional classes of common stock without seeking the approval of shareholders and may classify and reclassify any authorized but unissued shares.

Shares have no preemptive rights and are freely transferable on the books of each Fund.

All shares of the Trust have equal voting rights based on one vote for each share owned. The Trust is not generally required and does not expect to hold regular annual meetings of shareholders. However, when requested to do so in writing by the holders of 10% or more of the outstanding shares of the Trust or as may be required by applicable law or the Trust's Declaration of Trust, the board of trustees will call special meetings of shareholders.

Trustees may be removed by action of the holders of a majority of the outstanding shares of the Trust. The Funds will assist shareholders in communicating with other shareholders as required by the 1940 Act.

Fund shares have noncumulative voting rights, which means that the holders of a majority of the shares of the Trust voting for the election of trustees of the Trust can elect 100% of the trustees if they choose to do so. If that occurs, the holders of the remaining shares voting for the election of trustees will not be able to elect any person or persons to the board of trustees. Trustees may be removed by action of the holders of a majority of the outstanding shares of the Trust.

TAX CONSEQUENCES OF OWNING SHARES OF A FUND

Each Fund intends to continue to conduct its business and satisfy the applicable diversification of assets, distribution and source of income requirements to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. Each Fund qualified as a regulated investment company and intends to continue to qualify during its current fiscal year. It is the policy of each Fund to distribute all investment company taxable income and net capital gains. As a result of this policy and the Funds' qualification as regulated investment companies, it is anticipated that none of the Funds will pay federal income or excise taxes and that all of the Funds will be accorded conduit or "pass through" treatment for federal income tax purposes. Therefore, any taxes that a Fund would ordinarily owe are paid by its shareholders on a pro-rata basis. If a Fund does not distribute all of its net investment income or net capital gains, it will be subject to income and excise taxes on the amount that is not distributed. If a Fund does not qualify as a regulated investment company, it will be subject to income tax on its net investment income and net capital gains at the corporate tax rates.

Dividends paid by a Fund from net investment income as well as distributions of net realized short-term capital gains and net realized gains from certain foreign currency transactions are taxable for federal income tax purposes as ordinary income to shareholders. After the end of each calendar year, the Funds send shareholders information regarding the amount and character of dividends paid in the year, including the dividends eligible for the dividends-received deduction for corporations. Dividends eligible for the dividends-received deduction will be limited to the aggregate amount of qualifying dividends that a Fund derives from its portfolio investments.

A Fund realizes a capital gain or loss when it sells a portfolio security for more or less than it paid for that security. Capital gains and losses are divided into short-term and long-term, depending on how long the Fund held the security which gave rise to the gain or loss. If the security was held one year or less the gain or loss is considered short-term, while holding a security for more than one year will generate a long-term gain or loss. A capital gain distribution consists of long-term capital gains which are taxed at the capital gains rate. Short-term capital gains are included with income from dividends and interest as ordinary income and are paid to shareholders as dividends, as discussed above. If total long-term gains on sales exceed total short-term losses, including any losses carried forward from previous years, a Fund will have a net capital gain. Distributions by a Fund of net capital gains are, for federal income tax purposes, taxable to the shareholder as a long-term capital gain regardless of how long a shareholder has held shares of the particular Fund. Such distributions are not eligible for the dividends-received deduction. After the end of each calendar year, the Funds send information to shareholders regarding the amount and character of distributions paid during the year.

All dividends and other distributions are taxable income to the shareholder, whether such dividends and distributions are reinvested in additional shares or paid in cash. If the net asset value of a Fund's shares should be reduced below a shareholder's cost as a result of a distribution, such distribution would be taxable to the shareholder although a portion would be a return of invested capital. The net asset value of shares of a Fund reflects accrued net investment income and undistributed realized capital and foreign currency gains; therefore, when a distribution is made, the net asset value is reduced by the amount of the

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

distribution. If shares of a Fund are purchased shortly before a distribution, the full price for the shares will be paid and some portion of the price may then be returned to the shareholder as a taxable dividend or capital gain. However, the net asset value per share will be reduced by the amount of the distribution. If a shareholder reinvests the distribution in a Fund, the shareholder's basis in the Fund increases by the amount of the distribution and the value of the Fund's investment is unchanged by the distribution.

If it invests in foreign securities, a Fund may be subject to the withholding of foreign taxes on dividends or interest it receives on foreign securities. Foreign taxes withheld will be treated as an expense of the Fund unless the Fund meets the qualifications and makes the election to enable it to pass these taxes through to shareholders for use by them as a foreign tax credit or deduction. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

A Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average value of at least 50% of its assets produce, or are held for the production of, passive income. Each Fund intends to "mark-to-market" its stock in any PFIC. In this context, "marking-to-market" means including in ordinary income for each taxable year the excess, if any, of the fair market value of the PFIC stock over the Fund's adjusted basis in the PFIC stock as of the end of the year. In certain circumstances, a Fund will also be allowed to deduct from ordinary income the excess, if any, of its adjusted basis in PFIC stock over the fair market value of the PFIC stock as of the end of the year. The deduction will only be allowed to the extent of any PFIC mark-to-market gains recognized as ordinary income in prior years. A Fund's adjusted tax basis in each PFIC stock for which it makes this election will be adjusted to reflect the amount of income included or deduction taken under the election.

Gains or losses (1) from the disposition of foreign currencies, (2) from the disposition of debt securities denominated in foreign currencies that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of each security and the date of disposition, and (3) that are attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest, dividends or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders.

The Advisor may provide Fund shareholders with information concerning the average cost basis of their shares in order to help them prepare their tax returns. This information is intended as a convenience to shareholders and will not be reported to the Internal Revenue Service (the "IRS"). The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The cost basis information provided by the Advisor will be computed using the single-category average cost method, although neither the Advisor nor the Funds recommend any particular method of determining cost basis. Other methods may result in different tax consequences. Even if you have reported gains or losses for a Fund in past years using another basis method, you may be able to use the average cost method for determining gains or losses in the current year. However, once you have elected to use the average cost method, you must continue to use it unless you apply to the IRS for permission to change methods. Likewise, changing to any basis method other than the average cost method requires IRS approval.

If you sell Fund shares at a loss after holding them for six months or less, your loss will be treated as long-term (instead of short-term) capital loss to the extent of any capital gain distributions that you may have received on those shares. Similarly, if you sell Fund shares at a loss after holding them for six months or less, your loss will be disallowed to the extent of any exempt interest dividends that you may have received on those shares.

Each Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and its net capital gains for the one-year period ending on October 31 of that year, plus certain other amounts.

You should consult your own tax adviser regarding specific questions as to federal, state and local taxes. Dividends and capital gain distributions will generally be subject to applicable state and local taxes. Qualification, for income tax purposes, as a regulated investment company under the Internal Revenue Code of 1986, as amended, does not entail government supervision of management or investment policies.

PERFORMANCE

From time to time, the Funds' advertising and/or sales literature may include discussions of general economic conditions, interest rates or generic topics pertaining to the mutual fund industry.

To keep shareholders and potential investors informed, the Advisor will occasionally advertise the Funds' total return for one-, five-, and ten-year periods (or since inception). Most advertisements of the Funds will disclose the maximum front-end sales charge imposed on purchases of a Fund's Class A shares and/or the applicable CDSC imposed on redemptions of a Fund's Class B and Class C shares. If any advertised performance data does not reflect the maximum front-end sales charge (if any), or the applicable CDSC, such advertisement will disclose that the sales charge or CDSC has not been deducted in computing the performance data, and that, if reflected, such charges would reduce the performance quoted.

Each Fund's total return is calculated in accordance with a standardized formula for computation of annualized total return. Standardized total return for Class A shares reflects the deduction of the maximum front-end sales charge at the time of purchase. Standardized total return for Class B and Class C shares reflects the deduction of the maximum applicable CDSC on a redemption of shares held for the period. A 1% - 5% CDSC may be charged on redemptions of Class B shares held six years or less, other than shares acquired through reinvestment of dividends and other distributions. A 1% CDSC may be charged on redemptions of Class C shares held thirteen months or less, other than shares acquired through reinvestment of dividends and other distributions. Please see the section entitled "Distributor" for additional information on CDSCs. Total returns quoted in advertising reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value per share over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical investment in a Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value has been constant over the period. Because average annual returns tend to even out variations in a Fund's returns, investors should realize that the Fund's performance is not constant over time, but changes from year to year, and that average annual returns do not represent the actual year-to-year performance of the Fund.

In addition to average annual returns, each Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total return shows the actual rate of return on an investment for the period cited; average annual total return represents the average annual percentage change in the value of an investment. Both cumulative and average annual total returns tend to "smooth out" fluctuations in a Fund's investment results, because they do not show the interim variations in performance over the periods cited. Total returns may be quoted with or without taking a Fund's maximum applicable Class A front-end sales charge or Class B or Class C CDSC into account. Excluding sales charges from a total return calculation produces a higher total return figure.

More information about the Funds' recent and historical performance is contained in the Trust's Annual Report to Shareholders. You can get a free copy by calling or writing to AIM Investment Services, Inc. using the telephone number or address on the back cover of the Funds' Prospectuses.

When we quote mutual fund rankings published by Lipper Inc., we may compare a Fund to others in its appropriate Lipper category, as well as the broad-based Lipper general fund groupings. These rankings allow you to compare a Fund to its peers. Other independent financial media also produce performance- or service-related comparisons, which you may see in our promotional materials.

Performance figures are based on historical earnings and are not intended to suggest future performance.

Average annual total return performance for the one-, five-, and ten-year periods (or since inception) ended July 31, 2003 was:

                                                                10 YEAR OR
FUND AND CLASS                        1 YEAR         5 YEAR    SINCE INCEPTION
--------------                        ------         ------    ---------------

INVESTOR CLASS
--------------
Dynamics Fund
   Return Before Taxes                        %              %               %
                                   -----------    -----------     -----------
   After Taxes on Distributions               %              %               %
                                   -----------    -----------     -----------
   After Taxes on Distributions
       and Sale of Fund Shares                %              %               %
                                   -----------    -----------     -----------

                                                                10 YEAR OR
FUND AND CLASS                        1 YEAR         5 YEAR    SINCE INCEPTION
--------------                        ------         ------    ---------------

Growth Fund
   Return Before Taxes                        %              %               %
                                   -----------    -----------     -----------
   After Taxes on Distributions               %              %               %
                                   -----------    -----------     -----------
   After Taxes on Distributions
       and Sale of Fund Shares                %              %               %
                                   -----------    -----------     -----------
Growth & Income Fund
   Return Before Taxes                        %        N/A                  %(1)
                                   -----------                    ----------
   After Taxes on Distributions               %        N/A                  %(1)
                                   -----------                    ----------
   After Taxes on Distributions
       and Sale of Fund Shares                %        N/A                  %(1)
                                   -----------                    ----------
Small Company Growth Fund
   Return Before Taxes                        %              %               %
                                   -----------    -----------     -----------
   After Taxes on Distributions               %              %               %
                                   -----------    -----------     -----------
   After Taxes on Distributions
       and Sale of Fund Shares                %              %               %
                                   -----------    -----------     -----------
S&P 500 Index Fund
   Return Before Taxes                        %        N/A                  %(2)
                                   -----------                   -----------
   After Taxes on Distributions               %        N/A                  %(2)
                                   -----------                   -----------
   After Taxes on Distributions
       and Sale of Fund Shares                %        N/A                  %(2)
                                   -----------                    ----------
Value Equity Fund
   Return Before Taxes                        %              %               %
                                   -----------    -----------     -----------
   After Taxes on Distributions               %              %               %
                                   -----------    -----------     -----------
   After Taxes on Distributions
       and Sale of Fund Shares                %              %               %
                                   -----------    -----------     -----------

INSTITUTIONAL CLASS
-------------------
Dynamics Fund
   Return Before Taxes                        %        N/A                  %(3)
                                   -----------                    ----------
   After Taxes on Distributions               %        N/A                  %(3)
                                   -----------                    ----------
   After Taxes on Distributions
       and Sale of Fund Shares                %        N/A                  %(3)
                                   -----------                    ----------

                                                                10 YEAR OR
FUND AND CLASS                        1 YEAR         5 YEAR    SINCE INCEPTION
--------------                        ------         ------    ---------------

S&P 500 Index Fund
   Return Before Taxes                        %        N/A                  %(2)
                                   -----------                   -----------
   After Taxes on Distributions               %        N/A                  %(2)
                                   -----------                   -----------
   After Taxes on Distributions
       and Sale of Fund Shares                %        N/A                  %(2)
                                   -----------                   -----------

CLASS A - (INCLUDING FRONT-END
------------------------------
SALES CHARGE)
-------------
Dynamics Fund
   Return Before Taxes                        %        N/A                  %(4)
                                   -----------                    ----------
   After Taxes on Distributions               %        N/A                  %(4)
                                   -----------                    ----------
   After Taxes on Distributions
       and Sale of Fund Shares                %        N/A                  %(4)
                                   -----------                    ----------
Growth Fund
   Return Before Taxes                        %        N/A                  %(4)
                                   -----------                    ----------
   After Taxes on Distributions               %        N/A                  %(4)
                                   -----------                    ----------
   After Taxes on Distributions
       and Sale of Fund Shares                %        N/A                  %(4)
                                   -----------                    ----------
Growth & Income Fund
   Return Before Taxes                        %        N/A                  %(4)
                                   -----------                    ----------
   After Taxes on Distributions               %        N/A                  %(4)
                                   -----------                    ----------
   After Taxes on Distributions
       and Sale of Fund Shares                %        N/A                  %(4)
                                   -----------                    ----------
Small Company Growth Fund
   Return Before Taxes                        %        N/A                  %(4)
                                   -----------                    ----------
   After Taxes on Distributions               %        N/A                  %(4)
                                   -----------                    ----------
   After Taxes on Distributions
       and Sale of Fund Shares                %        N/A                  %(4)
                                   -----------                    ----------
Value Equity Fund
   Return Before Taxes                        %        N/A                  %(4)
                                   -----------                    ----------

                                                                10 YEAR OR
FUND AND CLASS                        1 YEAR         5 YEAR    SINCE INCEPTION
--------------                        ------         ------    ---------------

   After Taxes on Distributions               %        N/A                  %(4)
                                   -----------                    ----------
   After Taxes on Distributions
       and Sale of Fund Shares                %        N/A                  %(4)
                                   -----------                    ----------

CLASS B - (INCLUDING CDSC)
--------------------------
Dynamics Fund
   Return Before Taxes                        %        N/A                  %(4)
                                   -----------                    ----------
   After Taxes on Distributions               %        N/A                  %(4)
                                   -----------                    ----------
   After Taxes on Distributions
       and Sale of Fund Shares                %        N/A                  %(4)
                                   -----------                    ----------
Growth Fund
   Return Before Taxes                        %        N/A                  %(4)
                                   -----------                    ----------
   After Taxes on Distributions               %        N/A                  %(4)
                                   -----------                    ----------
   After Taxes on Distributions
       and Sale of Fund Shares                %        N/A                  %(4)
                                   -----------                    ----------
Growth & Income Fund
   Return Before Taxes                        %        N/A                  %(4)
                                   -----------                    ----------
   After Taxes on Distributions               %        N/A                  %(4)
                                   -----------                    ----------
   After Taxes on Distributions
       and Sale of Fund Shares                %        N/A                  %(4)
                                   -----------                    ----------
Small Company Growth Fund
   Return Before Taxes                        %        N/A                  %(4)
                                   -----------                    ----------
   After Taxes on Distributions               %        N/A                  %(4)
                                   -----------                    ----------
   After Taxes on Distributions
       and Sale of Fund Shares                %        N/A                  %(4)
                                   -----------                    ----------
Value Equity Fund
   Return Before Taxes                        %        N/A                  %(4)
                                   -----------                    ----------
   After Taxes on Distributions               %        N/A                  %(4)
                                   -----------                    ----------
   After Taxes on Distributions
       and Sale of Fund Shares                %        N/A                  %(4)
                                   -----------                    ----------

                                                                10 YEAR OR
FUND AND CLASS                        1 YEAR         5 YEAR    SINCE INCEPTION
--------------                        ------         ------    ---------------

CLASS C - (INCLUDING CDSC)
--------------------------
Dynamics Fund
   Return Before Taxes                        %        N/A                  %(5)
                                   -----------                   -----------
   After Taxes on Distributions               %        N/A                  %(5)
                                   -----------                   -----------
   After Taxes on Distributions
       and Sale of Fund Shares                %        N/A                  %(5)
                                   -----------                   -----------
Growth Fund
   Return Before Taxes                        %        N/A                  %(5)
                                   -----------                   -----------
   After Taxes on Distributions               %        N/A                  %(5)
                                   -----------                   -----------
   After Taxes on Distributions
       and Sale of Fund Shares                %        N/A                  %(5)
                                   -----------                   -----------
Growth & Income Fund
   Return Before Taxes                        %        N/A                  %(5)
                                   -----------                   -----------
   After Taxes on Distributions               %        N/A                  %(5)
                                   -----------                   -----------
   After Taxes on Distributions
       and Sale of Fund Shares                %        N/A                  %(5)
                                   -----------                   -----------
Small Company Growth Fund
   Return Before Taxes                        %        N/A                  %(5)
                                   -----------                   -----------
   After Taxes on Distributions               %        N/A                  %(5)
                                   -----------                   -----------
   After Taxes on Distributions
       and Sale of Fund Shares                %        N/A                  %(5)
                                   -----------                   -----------
Value Equity Fund
   Return Before Taxes(21.98%)         N/A                   %(5)
                                                  -----------
   After Taxes on Distributions               %        N/A                  %(5)
                                   -----------                   -----------
   After Taxes on Distributions
       and Sale of Fund Shares                %        N/A                  %(5)
                                   -----------                   -----------

                                                                10 YEAR OR
FUND AND CLASS                        1 YEAR         5 YEAR    SINCE INCEPTION
--------------                        ------         ------    ---------------

CLASS K
-------
Dynamics Fund
   Return Before Taxes                        %        N/A                  %(6)
                                   -----------                   -----------
   After Taxes on Distributions               %        N/A                  %(6)
                                   -----------                   -----------
   After Taxes on Distributions
       and Sale of Fund Shares                %        N/A                  %(6)
                                   -----------                   -----------
Growth Fund
   Return Before Taxes                        %        N/A                  %(6)
                                   -----------                   -----------
   After Taxes on Distributions               %        N/A                  %(6)
                                   -----------                   -----------
   After Taxes on Distributions
       and Sale of Fund Shares                %        N/A                  %(6)
                                   -----------                   -----------
Growth & Income Fund
   Return Before Taxes                        %        N/A                  %(6)
                                   -----------                   -----------
   After Taxes on Distributions               %        N/A                  %(6)
                                   -----------                   -----------
   After Taxes on Distributions
       and Sale of Fund Shares                %        N/A                  %(6)
                                   -----------                   -----------
Small Company Growth Fund
   Return Before Taxes                        %        N/A                  %(7)
                                   -----------                   -----------
   After Taxes on Distributions               %        N/A                  %(7)
                                   -----------                   -----------
   After Taxes on Distributions
       and Sale of Fund Shares                %        N/A                  %(7)
                                   -----------                   -----------
Value Equity Fund(8)                   N/A             N/A            N/A

(1)  Since inception July 1, 1998.
(2)  Since inception December 23, 1997.
(3)  Since inception May 23, 2000.
(4) Since inception April 1, 2002. Since inception performance is not annualized.
(5)  Since inception February 15, 2000
(6)  Since inception December 1, 2000.
(7) Since inception December 17, 2001. Since inception performance is not annualized.
(8)  Class K shares had not commenced operations as of July 31, 2002.

Average annual total return before taxes was computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                         n
                                 P(1 + T)  = ERV

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

where:      P =   a hypothetical initial payment of $1,000
            T =   average annual total return
            n =   number of years
            ERV = ending redeemable value of initial payment

Average annual total return after taxes on distributions and after taxes on distributions and sale of Fund shares was computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending value, according to the following formula:

After taxes on distributions:

                                         n
                                 P(1 + T)  = ATV
                                                D

where:      P =    a hypothetical initial payment of $1,000
            T =    average annual total return (after taxes on distributions)
            n =    number of years
            ATVD = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion) after taxes on fund distributions but not after taxes on redemption.

After taxes on distributions and redemption:

                                        n
                                P(1 + T)  = ATV
                                               DR

where:      P =     a hypothetical initial payment of $1,000
            T =     average annual total return (after taxes on distributions
                    and redemption)
            n =     number of years
            ATV =   ending value of a hypothetical $1,000 payment made at the
               DR   beginning of the 1-, 5-, or 10-year periods at the end of
                    the 1-, 5-, or 10-year periods (or fractional portion) after taxes on fund distributions and redemptions.

The average annual total return performance figures shown above were determined by solving the above formula for "T" for each time period indicated.

In conjunction with performance reports, comparative data between a Fund's performance for a given period and other types of investment vehicles, including certificates of deposit, may be provided to prospective investors and shareholders.

In conjunction with performance reports and/or analyses of shareholder services for a Fund, comparative data between that Fund's performance for a given period and recognized indices of investment results for the same period, and/or assessments of the quality of shareholder service, may be provided to shareholders. Such indices include indices provided by Dow Jones & Company, S&P, Lipper Inc., Lehman Brothers, National Association of Securities Dealers Automated Quotations, Frank Russell Company, Value Line Investment Survey, the American Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, the Financial Times Stock Exchange, the New York Stock Exchange, the Nikkei Stock Average and Deutcher Aktienindex, all of which are unmanaged market indicators. In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service made by independent sources may be used in advertisements, sales literature or shareholder reports, including reprints of, or selections from, editorials or articles about the Fund. These sources utilize information compiled (i) internally; (ii) by Lipper Inc.; or (iii) by other recognized analytical services. The Lipper Inc. mutual fund rankings and comparisons which may be used by the Funds in performance reports will be drawn from the following mutual fund groupings, in addition to the broad-based Lipper general fund groupings:

Fund                                        Lipper Mutual
----                                        Fund Category
                                            -------------

Dynamics Fund                               Multi-Cap Growth Funds

Growth Fund                                 Large-Cap Growth Funds

Growth & Income Fund                        Large-Cap Core Funds

Small Company Growth Fund                   Small-Cap Growth Funds

S&P 500 Index Fund                          S&P 500 Funds

Value Equity Fund                           Multi-Cap Growth Funds

Sources for Fund performance information and articles about the Funds include, but are not limited to, the following:

AMERICAN ASSOCIATION OF INDIVIDUAL INVESTORS' JOURNAL
ARIZONA REPUBLIC
BANXQUOTE
BARRON'S
BLOOMBERG NEWS
BOSTON GLOBE
BUSINESS WEEK
CNBC
CNN
CHICAGO SUN-TIMES
CHICAGO TRIBUNE
DENVER BUSINESS JOURNAL
DENVER POST
DOW JONES NEWS WIRE
FINANCIAL TIMES
FORBES
FORTUNE
IBBOTSON ASSOCIATES, INC.
INSTITUTIONAL INVESTOR
INVESTOR'S BUSINESS DAILY
KIPLINGER'S PERSONAL FINANCE
LIPPER INC.'S MUTUAL FUND PERFORMANCE ANALYSIS
LOS ANGELES TIMES
MONEY MAGAZINE
MORNINGSTAR
MUTUAL FUNDS MAGAZINE

NEW YORK TIMES
ROCKY MOUNTAIN NEWS
SMART MONEY
TIME
U.S. NEWS AND WORLD REPORT
USA TODAY
WASHINGTON POST
WALL STREET JOURNAL
WIESENBERGER INVESTMENT COMPANIES SERVICES


PROXY VOTING

The Boards of Trustees of the INVESCO Mutual Funds have expressly delegated to the Advisor the responsibility to vote proxies related to the securities held in the Funds' portfolios. Under this authority, the Advisor is required by the Boards of Trustees to act solely in the interests of shareholders of the Funds. Other clients of the Advisor who have delegated proxy voting authority to the Advisor similarly require that proxy votes be cast in the best interests of the client.

On behalf of the Funds and its other clients, the Advisor acquires and holds a company's securities in the portfolios it manages in the expectation that they will be a good investment and appreciate in value. As such, the Advisor votes proxies with a focus on the investment implications of each matter upon which a vote is solicited.

A copy of the description of the Funds' proxy voting policy and procedures, as administered by the Advisor is available without charge by calling 1-800-347-4246. It is also available on the website of the Securities and Exchange Commission, at www.sec.gov, and on the Funds' website, www.aiminvestments.com.

PROXY VOTING ADMINISTRATION

The Advisor's proxy review and voting process, which has been in place for many years, meets the Advisor 's obligations to all of its clients, including the Funds.

To discharge its responsibilities to the Funds, the Advisor has established a Proxy Committee that establishes guidelines and generally oversees the proxy voting process. The Committee consists of the Advisor's General Counsel, its Chief Investment Officer, its Vice President of Investment Operations and the Advisor's Proxy Administrator. In addition to the Advisor's knowledge of its portfolio companies, the Committee relies upon independent research provided by third parties in fulfilling its responsibilities.

The Advisor, in turn, has engaged a third party, Institutional Shareholder Services ("ISS"), to act as its agent for the administrative and ministerial aspects of proxy voting of portfolio securities, as well as to provide independent research. ISS votes proxies for the Funds on routine matters in accordance with guidelines established by the Advisor and the Funds. These guidelines are reviewed periodically by the Proxy Committee and the Funds' Boards of Trustees; accordingly, they are subject to change. Although it occurs infrequently, the guidelines may be overridden by the Advisor in any particular vote, depending upon specific factual circumstances. ISS also serves as the proxy voting record keeper for the Advisor.

Issues that are not covered by the Advisor's proxy voting guidelines, or that are determined by the Advisor on a case-by-case basis, are referred to the Advisor's Chief Investment Officer, who has been granted the ultimate authority and responsibility by the Proxy Committee and the Funds' Boards of Trustees to decide how the proxies shall be voted on these issues. The Advisor Chief Investment Officer, through the Proxy Administrator, is responsible for notifying ISS how to vote on these issues.

GUIDELINES AND POLICIES

          OVERVIEW

As part of its investment process, the Advisor examines the management of all portfolio companies. The ability and judgment of management is, in the Advisor's opinion, critical to the investment success of any portfolio company. The Advisor generally will not hold securities of companies whose management it questions, and accords substantial weight to management opinions. Not surprisingly, the Advisor casts most of its proxy votes, particularly on routine matters, in accordance with portfolio company management recommendations.

At the same time, when the Advisor believes that the position of the management of a portfolio company may not be in the best interests of shareholders, the Committee or an individual portfolio manager can vote against the management recommendation. In certain cases, the Advisor consistently will vote against management in furtherance of established guidelines on specific matters.

As a general rule, the Advisor votes against any proposals which would reduce the rights or options of shareholders, reduce shareholder influence over the board of trustees and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders' investments. In addition, absent specific prior authorization from the Advisor's General Counsel, the Advisor does not:

     o Engage in conduct that involves an attempt to change or influence the control of a portfolio company.

     o  Announce its voting intentions and the reasons therefor.

     o Participate in a proxy solicitation or otherwise seek proxy-voting authority from any other portfolio company shareholder.

     o Act in concert with other portfolio company shareholders in connection with any proxy issue or other activity involving the control or management of a portfolio company.

Although the Advisor reserves the right to vote proxy issues on behalf of the Funds on a case-by-case basis if facts and circumstances so warrant, it will usually vote on issues in the manner described below.

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     ROUTINE MATTERS

The Advisor generally votes in favor of ratification of accountants, changing corporate names and similar matters. It generally withholds voting authority on unspecified "other matters" that may be listed on a proxy card.

     BOARDS OF DIRECTORS

The Advisor generally votes for management's slate of director nominees. However, it votes against incumbent nominees with poor attendance records, or who have otherwise acted in a manner the Advisor believes is not in the best interests of shareholders. The Advisor generally opposes attempts to classify boards of directors to eliminate cumulative voting.

     COMPENSATION

The Advisor believes that it is important that a company's equity-based compensation plan is aligned with the interests of shareholders, including the Funds and its other clients. Many compensation plans are examined on a case-by-case basis by the Advisor, and the Advisor generally opposes packages that it believes provide excessive awards or create excessive shareholder dilution. The Advisor usually opposes proposals to reprice options because the underlying stock has fallen in value.

     ANTI-TAKEOVER AND SIMILAR CORPORATE GOVERNANCE ISSUES

The Advisor generally opposes poison pills, unequal voting rights plans, provisions requiring supermajority approval of a merger and other matters that are designed to limit the ability of shareholders to approve merger transactions. The Advisor generally votes in favor of increases in authorized shares.

     SOCIAL ISSUES

The Advisor believes that it is management's responsibility to handle such issues, and generally votes with management on these types of issues, or abstains. The Advisor will oppose issues that it believes will be a detriment to the investment performance of a portfolio company.

CONFLICTS OF INTEREST

Historically, the Advisor has not had situations in which the interests of its Fund shareholders or other clients are at variance with the Advisor's own interests. In routine matters, the Advisor votes proxies in accordance with established guidelines, and the opportunity for conflict simply does not arise.

In matters that the Advisor examines on a case-by-case basis, or where parties may seek to influence the Advisor's vote (for example, a merger proposal), or in any instance where the Advisor believes there may be an actual or perceived conflict of interest, the Advisor votes the proxy in what it believes to be in the best investment interests of its Fund shareholders and other clients. In such matters, the Advisor's Chief Investment Officer makes the decision, which is reviewed by the Advisor's General Counsel.

Matters in which the Advisor votes against its established guidelines, or matters in which the Advisor believes there may be an actual perceived conflict of interest, together with matters in which the Advisor votes against management recommendations, are reported to the Funds' Boards of Trustees on a quarterly basis, together with the reasons for such votes.

CODE OF ETHICS

The Advisor and ADI permit investment and other personnel to purchase and sell securities for their own accounts, subject to a compliance policy governing personal investing. This policy requires the Advisor's and ADI's personnel to conduct their personal investment activities in a manner that the Advisor and ADI believe is not detrimental to the Funds or the Advisor's other advisory clients. The Code of Ethics is on file with, and may be obtained from, the Commission.

FINANCIAL STATEMENTS

The financial statements for the Dynamics, Growth, Growth & Income, Small Company Growth, S&P 500 Index and Value Equity Funds for the fiscal year ended July 31, 2003 are incorporated herein by reference from INVESCO Stock Funds, Inc.'s Annual Report to Shareholders dated July 31, 2003. Prior to November 4, 2003, each series of AIM Stock Funds was a series of a Maryland Corporation named AIM Stock Funds, Inc. (formerly, INVESCO Stock Funds, Inc.).

APPENDIX A

BOND RATINGS

     The following is a description of Moody's and S&P's bond ratings:

MOODY'S CORPORATE BOND RATINGS

     Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa securities.

     A - Bonds rated A possess many favorable investment attributes, and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any longer period of time may be small.

     Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

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S&P CORPORATE BOND RATINGS

     AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

     A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB - Bonds rated BBB are regarded as having an adequate capability to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

     BB - Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

     B - Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

     CCC - Bonds rated CCC have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.


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                       STATEMENT OF ADDITIONAL INFORMATION

                                 AIM STOCK FUNDS


        INVESCO Mid-Cap Growth Fund-Investor Class, Institutional Class,
                              Class A, B, C, and K


Address:                                        Mailing Address:

4350 South Monaco Street                        P.O. Box 173706
Denver, CO 80237                                Denver, CO 80217-3706

                                   Telephone:

                       In continental U.S., 1-800-525-8085


                                November __, 2003

--------------------------------------------------------------------------------

A Prospectus for the Institutional Class shares of INVESCO Mid-Cap Growth Fund and a Prospectus for the Investor Class, Class A, B, C, and K shares of INVESCO Mid-Cap Growth Fund, each dated November __, 2003, provide the basic information you should know before investing in the Fund. This Statement of Additional Information ("SAI") is incorporated by reference into the Fund's Prospectuses; in other words, this SAI is legally part of the Fund's Prospectuses. Although this SAI is not a prospectus, it contains information in addition to that set forth in the Prospectuses. It is intended to provide additional information regarding the activities and operations of the Fund and should be read in conjunction with the Prospectuses. The financial statements of the Fund for the fiscal year ended July 31, 2003 are incorporated herein by reference from the INVESCO Stock Funds, Inc. - INVESCO Mid-Cap Growth Fund's 2003 Annual Report to Shareholders dated April 30, 2003. Prior to November __, 2003, each series of AIM Stock Funds was a series of a Maryland corporation named AIM Stock Funds, Inc. (formerly INVESCO Stock Funds, Inc.). Prior to November 30, 2002, the Fund was a series of INVESCO Counselor Series Funds, Inc. and its fiscal year end was April 30. Please note the Fund's fiscal year end has been changed to July 31.

You may obtain, without charge, the current Prospectuses, SAI, and annual and semiannual reports of the Fund by writing to Investment Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739, or by calling 1-800-347-4246. The Prospectus, annual report, and semiannual report of the Investor Class, Class A, B, C, and K shares of the Fund is also available through AIM's Web site at aiminvestments.com.

TABLE OF CONTENTS

The Trust...............................................................38

Investments, Policies, and Risks .......................................38

Investment Restrictions ................................................63

Management of the Fund .................................................65

Other Service Providers ...............................................102

Brokerage Allocation and Other Practices ..............................103

Shares of Beneficial Interest..........................................105

Tax Consequences of Owning Shares of the Fund .........................106

Performance ...........................................................108

Proxy Voting ..........................................................113

Code of Ethics ........................................................116

Financial Statements ..................................................116

Appendix A ............................................................117

THE TRUST

AIM Stock Funds (the "Trust") was organized as a Delaware statutory trust on July 24, 2003. Pursuant to shareholder approval obtained at a shareholder meeting held on October 21, 2003, each series of INVESCO Stock Funds, Inc. ("Company") was redomesticated as a new series of the Trust on November 4, 2003. INVESCO Stock Funds, Inc. was incorporated under the laws of Maryland as INVESCO Dynamics Fund, Inc. on April 2, 1993. On June 26, 1997, the Trust changed its name to INVESCO Capital Appreciation Funds, Inc. On August 28, 1998, the Trust changed its name to INVESCO Equity Funds, Inc. On October 29, 1998, the Trust changed its name to INVESCO Stock Funds, Inc. On November 30, 2002, the Trust assumed all of the assets and liabilities of INVESCO Mid-Cap Growth Fund, a series of INVESCO Counselor Series Funds, Inc. On October __, 2003, the Company changed its name to AIM Stock Funds, Inc.

The Trust an open-end management investment company currently consisting of eight portfolios of investments, one of which, INVESCO Mid-Cap Growth Fund - Investor Class, Institutional Class, Class A, Class B, Class C, and Class K shares (the "Fund"), is included in this SAI. The remaining Funds, INVESCO Basic Value Fund - Class A, B, and C, INVESCO Dynamics Fund - Investor Class, Institutional Class, and Class A, B, C, and K shares, INVESCO Growth Fund - Investor Class, Class A, B, C, and K shares INVESCO Growth & Income Fund - Investor Class, Class A, B, C, and K shares, INVESCO Small Company Growth Fund - Investor Class, Class A, B, C, and K shares, INVESCO S&P 500 Index Fund - Investor Class and Institutional Class, and INVESCO Value Equity Fund - Investor Class, Class A, B, C, and K are included in separate SAIs. This SAI pertains only to Mid-Cap Growth Fund. Additional funds and classes may be offered in the future.

"Open-end" means that the Fund issues an indefinite number of shares which it continuously offers to redeem at net asset value per share ("NAV"). A "management" investment company actively buys and sells securities for the portfolio of the Fund at the direction of a professional manager. Open-end management investment companies (or one or more series of such companies, such as the Fund) are commonly referred to as mutual funds.

INVESTMENTS, POLICIES, AND RISKS

The principal investments and policies of the Fund are discussed in the Prospectuses of the Fund. The Fund also may invest in the following securities and engage in the following practices.

ADRs AND EDRs -- American Depositary Receipts, or ADRs, are receipts typically issued by U.S. banks. ADRs are receipts for the shares of foreign corporations that are held by the bank issuing the receipt. An ADR entitles its holder to all dividends and capital gains on the underlying foreign securities, less any fees paid to the bank. Purchasing ADRs gives the Fund the ability to purchase the functional equivalent of foreign securities without going to the foreign securities markets to do so. ADRs are bought and sold in U.S. dollars, not foreign currencies. An ADR that is "sponsored" means that the foreign corporation whose shares are represented by the ADR is actively involved in the issuance of the ADR, and generally provides material information about the corporation to the U.S. market. An "unsponsored" ADR program means that the foreign corporation whose shares are held by the bank is not obligated to disclose material information in the United States, and, therefore, the market value of the ADR may not reflect important facts known only to the foreign company. Since they mirror their underlying foreign securities, ADRs generally have the same risks as investing directly in the underlying foreign securities. European Depositary Receipts, or EDRs are similar to ADRs, except that they are typically issued by European Banks or trust companies.

BORROWINGS - The Fund may borrow money from banks (including the Fund's custodian bank), subject to the limitations under the Investment Company Act of 1940 (the "1940 Act"). The Fund will limit borrowings and reverse repurchase agreements to an aggregate of 33 1/3% of the Fund's total assets at the time of the transaction.

CERTIFICATES OF DEPOSIT IN FOREIGN BANKS AND U.S. BRANCHES OF FOREIGN BANKS -- The Fund may maintain time deposits in and invest in U.S. dollar denominated certificates of deposit ("CDs") issued by foreign banks and U.S. branches of foreign banks. The Fund limits investments in foreign bank obligations to U.S. dollar denominated obligations of foreign banks which have more than $10 billion in assets, have branches or agencies in the U.S., and meet other criteria established by the board of trustees. Investments in foreign securities involve special considerations. There is generally less publicly available information about foreign issuers since many foreign countries do not have the same disclosure and reporting requirements as are imposed by the U.S. securities laws. Moreover, foreign issuers are generally not bound by uniform accounting and auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Such investments may also entail the risks of possible imposition of dividend withholding or confiscatory taxes, possible currency blockage or transfer restrictions, expropriation, nationalization, or other adverse political or economic developments, and the difficulty of enforcing obligations in other countries.

The Fund may also invest in bankers' acceptances, time deposits and certificates of deposit of U.S. branches of foreign banks and foreign branches of U.S. banks. Investments in instruments of U.S. branches of foreign banks will be made only with branches that are subject to the same regulations as U.S. banks. An investment in instruments issued by a foreign branch of a U.S. bank will be made only if the investment risk associated with such investment is the same as that involving an investment in instruments issued by the U.S. parent, with the U.S. parent unconditionally liable in the event that the foreign branch fails to pay on the investment for any reason.

COMMERCIAL PAPER -- Commercial paper is the term for short-term promissory notes issued by domestic corporations to meet current working capital needs. Commercial paper may be unsecured by the corporation's assets but may be backed by a letter of credit from a bank or other financial institution. The letter of credit enhances the commercial paper's creditworthiness. The issuer is directly responsible for payment but the bank "guarantees" that if the note is not paid at maturity by the issuer, the bank will pay the principal and interest to the buyer. The Fund's investment advisor, will consider the creditworthiness of the institution issuing the letter of credit, as well as the creditworthiness of the issuer of the commercial paper, when purchasing paper enhanced by a letter of credit. Commercial paper is sold either in an interest-bearing form or on a discounted basis, with maturities not exceeding 270 days.

DEBT SECURITIES -- Debt securities include bonds, notes and other securities that give the holder the right to receive fixed amounts of principal, interest, or both on a date in the future or on demand. Debt securities also are often referred to as fixed-income securities, even if the rate of interest varies over the life of the security.

Debt securities are generally subject to credit risk and market risk. Credit risk is the risk that the issuer of the security may be unable to meet interest or principal payments or both as they come due. Market risk is the risk that the market value of the security may decline for a variety of reasons, including changes in interest rates. An increase in interest rates tends to reduce the market values of debt securities in which the Fund has invested. A decline in interest rates tends to increase the market values of debt securities in which the Fund has invested.

Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's, Inc. ("S&P") ratings provide a useful guide to the credit risk of many debt securities. The lower the rating of a debt security, the greater the credit risk the rating service assigns to the security. To compensate investors for accepting that greater risk, lower-rated debt securities tend to offer higher interest rates. The Fund may invest up to 25% of its portfolio in lower-rated debt securities, which are often referred to as "junk bonds." Increasing the amount of Fund assets invested in unrated or lower-grade straight debt securities may increase the yield produced by the Fund's debt securities but will also increase the credit risk of those securities. A debt security is considered lower-grade if it is rated Ba or less by Moody's or BB or less by S&P. Lower-rated and non-rated debt securities of comparable quality are subject to wider fluctuations in yields and market values than higher-rated debt securities and may be considered speculative. Although the Fund may invest in debt securities assigned lower grade ratings by S&P or Moody's at the time of purchase, the Fund is not permitted to invest in bonds that are in default or are rated CCC or below by S&P or Caa or below by Moody's or, if unrated, are judged by the Advisor to be of equivalent quality. Debt securities rated lower than B by either S&P or Moody's are usually considered to be speculative. At the time of purchase, the Advisor will limit Fund investments to debt securities which the Advisor believes are not highly speculative and which are rated at least B by S&P and Moody's.

A significant economic downturn or increase in interest rates may cause issuers of debt securities to experience increased financial problems which could adversely affect their ability to pay principal and interest obligations, to meet projected business goals, and to obtain additional financing. These conditions more severely impact issuers of lower-rated debt securities. The market for lower-rated straight debt securities may not be as liquid as the market for higher-rated straight debt securities. Therefore, the Advisor attempts to limit purchases of lower-rated securities to securities having an established secondary market.

Debt securities rated Caa by Moody's may be in default or may present risks of non-payment of principal or interest. Lower-rated securities by S&P (categories BB and B) include those which are predominantly speculative because of the issuer's perceived capacity to pay interest and repay principal in accordance with their terms; BB indicates the lowest degree of speculation and B a higher degree of speculation. While such bonds will likely have some quality and protective characteristics, these are usually outweighed by large uncertainties or major risk exposures to adverse conditions.

The Fund expects that most emerging country debt securities in which it may invest will not be rated by U.S. rating services. Although bonds in the lowest investment grade debt category (those rated BBB by S&P, Baa by Moody's or the equivalent) are regarded as having adequate capability to pay principal and interest, they have speculative characteristics. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher-rated bonds. Lower-rated bonds by Moody's (categories Ba, B or Caa) are of poorer quality and also have speculative characteristics. Bonds rated Caa may be in default or there may be present elements of danger with respect to principal or interest. Lower-rated bonds by S&P (categories BB, B, or CCC) include those that are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with their terms; BB indicates the lowest degree of speculation and CCC a high degree of speculation. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Bonds having equivalent ratings from other ratings services will have characteristics similar to those of the corresponding S&P and Moody's ratings. For a specific description of S&P and Moody's corporate bond rating categories, please refer to Appendix A.

The Fund may invest in zero coupon bonds and step-up bonds. Zero coupon bonds do not make regular interest payments. Zero coupon bonds are sold at a discount from face value. Principal and accrued discount (representing interest earned but not paid) are paid at maturity in the amount of the face value. Step-up bonds initially make no (or low) cash interest payments but begin paying interest (or a higher rate of interest) at a fixed time after issuance of the bond. The market values of zero coupon and step-up bonds generally fluctuate more in response to changes in interest rates than interest-paying securities of comparable term and quality. The Fund may be required to distribute income recognized on these bonds, even though no cash may be paid to the Fund until the maturity or call date of a bond, in order for the Fund to maintain its qualification as a regulated investment company. These required distributions could reduce the amount of cash available for investment by the Fund.

DOMESTIC BANK OBLIGATIONS -- U.S. banks (including their foreign branches) issue CDs and bankers' acceptances which may be purchased by the Fund if an issuing bank has total assets in excess of $5 billion and the bank otherwise meets the Fund's credit rating requirements. CDs are issued against deposits in a commercial bank for a specified period and rate and are normally negotiable. Eurodollar CDs are certificates issued by a foreign branch (usually London) of a U.S. domestic bank, and, as such, the credit is deemed to be that of the domestic bank. Bankers' acceptances are short-term credit instruments evidencing the promise of the bank (by virtue of the bank's "acceptance") to pay at maturity a draft which has been drawn on it by a customer (the "drawer"). Bankers' acceptances are used to finance the import, export, transfer, or storage of goods and reflect the obligation of both the bank and the drawer to pay the face amount. Both types of securities are subject to the ability of the issuing bank to meet its obligations, and are subject to risks common to all debt securities. In addition, banker's acceptances may be subject to foreign currency risk and certain other risks of investment in foreign securities.

EQUITY SECURITIES -- The Fund may invest in common, preferred, and convertible preferred stocks, and securities whose values are tied to the price of stocks, such as rights, warrants, and convertible debt securities. Common stocks and preferred stocks represent equity ownership in a corporation. Owners of stock, such as the Fund, share in a corporation's earnings through dividends which may be declared by the corporation, although the receipt of dividends is not the principal benefit that the Fund seeks when it invests in stocks and similar instruments.

Instead, the Fund seeks to invest in stocks that will increase in market value and may be sold for more than the Fund paid to buy them. Market value is based upon constantly changing investor perceptions of what a company is worth compared to other companies. Although dividends are a factor in the changing market value of stocks, many companies do not pay dividends, or pay comparatively small dividends. The principal risk of investing in equity securities is that their market values fluctuate constantly, often due to factors entirely outside the control of the Fund or the company issuing the stock. At any given time, the market value of an equity security may be significantly higher or lower than the amount paid by the Fund to acquire it.

Owners of preferred stocks are entitled to dividends payable from the corporation's earnings, which in some cases may be "cumulative" if prior dividends on the preferred stock have not been paid. Dividends payable on preferred stock have priority over distributions to holders of common stock, and preferred stocks generally have a priority on the distribution of assets in the event of the corporation's liquidation. Preferred stocks may be "participating," which means that they may be entitled to dividends in excess of the stated dividend in certain cases. The holders of a company's debt securities generally are entitled to be paid by the company before it pays anything to its stockholders.

Rights and warrants are securities which entitle the holder to purchase the securities of a company (usually, its common stock) at a specified price during a specified time period. The value of a right or warrant is affected by many of the same factors that determine the prices of common stocks. Rights and warrants may be purchased directly or acquired in connection with a corporate reorganization or exchange offer.

The Fund also may purchase convertible securities including convertible debt obligations and convertible preferred stock. A convertible security entitles the holder to exchange it for a fixed number of shares of common stock (or other equity security), usually at a fixed price within a specified period of time. Until conversion, the owner of convertible securities usually receives the interest paid on a convertible bond or the dividend preference of a preferred stock.

A convertible security has an "investment value" which is a theoretical value determined by the yield it provides in comparison with similar securities without the conversion feature. Investment value changes are based upon prevailing interest rates and other factors. It also has a "conversion value," which is the market value the convertible security would have if it were exchanged for the underlying equity security. Convertible securities may be purchased at varying price levels above or below their investment values or conversion values.

Conversion value is a simple mathematical calculation that fluctuates directly with the price of the underlying security. However, if the conversion value is substantially below the investment value, the market value of the convertible security is governed principally by its investment value. If the conversion value is near or above the investment value, the market value of the convertible security generally will rise above the investment value. In such cases, the market value of the convertible security may be higher than its conversion value, due to the combination of the convertible security's right to interest (or dividend preference) and the possibility of capital appreciation from the conversion feature. However, there is no assurance that any premium above investment value or conversion value will be recovered because prices change and, as a result, the ability to achieve capital appreciation through conversion may be eliminated.

TECHNOLOGY COMPANIES. Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.

SECTOR RISK. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the markets as a whole. If the portfolio manager allocates more of the Fund's portfolio holdings to a particular sector, the Fund's overall performance will be more susceptible to any economic, business, or other developments which generally affect that sector.

EUROBONDS AND YANKEE BONDS -- Bonds issued by foreign branches of U.S. banks ("Eurobonds") and bonds issued by a U.S. branch of a foreign bank and sold in the United States ("Yankee bonds"). These bonds are bought and sold in U.S. dollars, but generally carry with them the same risks as investing in foreign securities.

FOREIGN SECURITIES -- Investments in the securities of foreign companies, or companies that have their principal business activities outside the United States, involve certain risks not associated with investments in U.S. companies. Non-U.S. companies generally are not subject to the same uniform accounting, auditing, and financial reporting standards that apply to U.S. companies. Therefore, financial information about foreign companies may be incomplete, or may not be comparable to the information available on U.S. companies. There may also be less publicly available information about a foreign company.

Although the volume of trading in foreign securities markets is growing, securities of many non- U.S. companies may be less liquid and have greater swings in price than securities of comparable U.S. companies. The costs of buying and selling securities on foreign securities exchanges are generally significantly higher than similar costs in the United States. There is generally less government supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. Investments in non-U.S. securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, confiscatory taxation, and imposition of withholding taxes on dividends or interest payments. If it becomes necessary, it may be more difficult for the Fund to obtain or to enforce a judgment against a foreign issuer than against a domestic issuer.

Securities traded on foreign markets are usually bought and sold in local currencies, not in U.S. dollars. Therefore, the market value of foreign securities acquired by the Fund can be affected -- favorably or unfavorably -- by changes in currency rates and exchange control regulations. Costs are incurred in converting money from one currency to another. Foreign currency exchange rates are determined by supply and demand on the foreign exchange markets. Foreign exchange markets are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation, and other factors, all of which are outside the control of the Fund. Generally, the Fund's foreign currency exchange transactions will be conducted on a cash or "spot" basis at the spot rate for purchasing or selling currency in the foreign currency exchange markets.

FUTURES, OPTIONS, AND OTHER FINANCIAL INSTRUMENTS

GENERAL. As discussed in the Prospectuses, the advisor may use various types of financial instruments, some of which are derivatives, to attempt to manage the risk of the Fund's investments or, in certain circumstances, for investment (e.g., as a substitute for investing in securities). These financial instruments include options, futures contracts (sometimes referred to as "futures"), forward contracts, swaps, caps, floors, and collars (collectively, "Financial Instruments"). The policies in this section do not apply to other types of instruments sometimes referred to as derivatives, such as indexed securities, mortgage-backed and other asset-backed securities, and stripped interest and principal of debt.

Hedging strategies can be broadly categorized as "short" hedges and "long" or "anticipatory" hedges. A short hedge involves the use of a Financial Instrument in order to partially or fully offset potential variations in the value of one or more investments held in the Fund's portfolio. A long or anticipatory hedge involves the use of a Financial Instrument in order to partially or fully offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. In an anticipatory hedge transaction, the Fund does not already own a corresponding security. Rather, the hedge relates to a security or type of security that the Fund intends to acquire. If the Fund does not eliminate the hedge by purchasing the security as anticipated, the effect on the Fund's portfolio is the same as if a long position were entered into. Financial Instruments may also be used, in certain circumstances, for investment (e.g., as a substitute for investing in securities).

Financial Instruments on individual securities generally are used to attempt to hedge against price movements in one or more particular securities positions that the Fund already owns or intends to acquire. Financial Instruments on indexes, in contrast, generally are used to attempt to hedge all or a portion of a portfolio against price movements of the securities within a market sector in which the Fund has invested or expects to invest.

The use of Financial Instruments is subject to applicable regulations of the Securities and Exchange Commission ("SEC"), the several exchanges upon which they are traded, and the Commodity Futures Trading Commission ("CFTC"). In addition, the Fund's ability to use Financial Instruments will be limited by tax considerations. See "Tax Consequences of Owning Shares of the Fund."

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In addition to the instruments and strategies described below, the advisor may use other similar or related techniques to the extent that they are consistent with the Fund's investment objective and permitted by its investment limitations and applicable regulatory authorities. The Fund's Prospectuses or SAI will be supplemented to the extent that new products or techniques become employed involving materially different risks than those described below or in the Prospectuses.

SPECIAL RISKS. Financial Instruments and their use involve special considerations and risks, certain of which are described below.

(1) Financial Instruments may increase the volatility of the Fund. If the advisor employs a Financial Instrument that correlates imperfectly with the Fund's investments, a loss could result, regardless of whether or not the intent was to manage risk. In addition, these techniques could result in a loss if there is not a liquid market to close out a position that the Fund has entered.

(2) There might be imperfect correlation between price movements of a Financial Instrument and price movement of the investment(s) being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment(s), the hedge would not be fully successful. This might be caused by certain kinds of trading activity that distort the normal price relationship between the security being hedged and the Financial Instrument. Similarly, the effectiveness of hedges using Financial Instruments on indexes will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

The Fund is authorized to use options and futures contracts related to securities with issuers, maturities or other characteristics different from the securities in which they typically invest. This involves a risk that the options or futures position will not track the performance of the Fund's portfolio investments.

The direction of options and futures price movements can also diverge from the direction of the movements of the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may take positions in options and futures contracts with a greater or lesser face value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases.

(3) If successful, the above-discussed hedging strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements of portfolio securities. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if the Fund entered into a short hedge because the advisor projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase would likely be wholly or partially offset by a decline in the value of the short position in the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss.

(4) The Fund's ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the degree of liquidity of the market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the "counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

(5) As described below, the Fund is required to maintain assets as "cover," maintain segregated accounts or make margin payments when they take positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If the Fund is unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or segregated accounts or make such payments until the position expired. These requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

COVER. Positions in Financial Instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transaction unless it owns (1) an offsetting ("covered") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, designate cash or liquid assets as segregated in the prescribed amount as determined daily.

Assets used as cover or held as segregated cannot be sold while the position in the corresponding Financial Instrument is open unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund's assets to cover or to hold as segregated could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

OPTIONS. The Fund may engage in certain strategies involving options to attempt to manage the risk of its investments or, in certain circumstances, for investment (e.g., as a substitute for investing in securities). A call option gives the purchaser the right to buy, and obligates the writer to sell the underlying investment at the agreed-upon exercise price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy the underlying investment at the agreed-upon exercise price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract. See "Options on Indexes" below with regard to cash settlement of option contracts on index values.

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The purchase of call options can serve as a hedge against a price rise of the underlier and the purchase of put options can serve as a hedge against a price decline of the underlier. Writing call options can serve as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security or currency at less than its market value.

Writing put options can serve as a limited long or anticipatory hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security or currency at more than its market value.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the price volatility of the underlying investment and general market and interest rate conditions. Options that expire unexercised have no value.

The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option, which is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option, which is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

RISKS OF OPTIONS ON SECURITIES. Options embody the possibility of large amounts of exposure, which will result in the Fund's net asset value being more sensitive to changes in the value of the related investment. The Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit from the transaction.

The Fund's ability to establish and close out positions in options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to the option's expiration. If the Fund is not able to enter into an offsetting closing transaction on an option it has written, it will be required to maintain the securities subject to the call or the liquid assets underlying the put until a closing purchase transaction can be entered into or the option expires. However, there can be no assurance that such a market will exist at any particular time.

If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

OPTIONS ON INDEXES. Puts and calls on indexes are similar to puts and calls on securities or futures contracts except that all settlements are in cash and changes in value depend on changes in the index in question. When the Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, upon exercise of the call, the purchaser will receive from the Fund an amount of cash equal to the positive difference between the closing price of the index and the exercise price of the call times a specified multiple ("multiplier"), which determines the total dollar value for each point of such difference. When the Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When the Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put to deliver to the Fund an amount of cash equal to the positive difference between the exercise price of the put and the closing price of the index times the multiplier. When the Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the positive difference between the exercise price of the put and the closing level of the index times the multiplier.

The risks of purchasing and selling options on indexes may be greater than options on securities. Because index options are settled in cash, when the Fund writes a call on an index it cannot fulfill its potential settlement obligations by delivering the underlying securities. The Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if the Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level. As with other kinds of options, the Fund as the call writer will not learn what it has been assigned until the next business day. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because in that case the writer's obligation is to deliver the underlying security, not to pay its value as of a moment in the past. In contrast, the writer of an index call will be required to pay cash in an amount based on the difference between the closing index value on the exercise date and the exercise price. By the time the Fund learns what it has been assigned, the index may have declined. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure.

If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund nevertheless will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded.

Generally, OTC foreign currency options used by the Fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. When the Fund purchases or sells a futures contract, it incurs an obligation respectively to take or make delivery of a specified amount of the obligation underlying the contract at a specified time and price. When the Fund writes an option on a futures contract, it becomes obligated to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If the Fund writes a call, on exercise it assumes a short futures position. If it writes a put, on exercise it assumes a long futures position.

The purchase of futures or call options on futures can serve as a long or an anticipatory hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indexes. Similarly, writing put options on futures contracts can serve as a limited long or anticipatory hedge.

In addition, futures strategies can be used to manage the "duration" (a measure of anticipated sensitivity to changes in interest rates, which is sometimes related to the weighted average maturity of a portfolio) and associated interest rate risk of the Fund's fixed-income portfolio. If the advisor wishes to shorten the duration of the Fund's fixed-income portfolio (i.e., reduce anticipated sensitivity), the Fund may sell an appropriate debt futures contract or a call option thereon, or purchase a put option on that futures contract. If the advisor wishes to lengthen the duration of the Fund's fixed-income portfolio (i.e., increase anticipated sensitivity), the Fund may buy an appropriate debt futures contract or a call option thereon, or sell a put option thereon.

At the inception of a futures contract, the Fund is required to deposit "initial margin" in an amount generally equal to 10% or less of the contract value. Initial margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures or written option position varies, a process known as "marking-to-market." Unlike margin in securities transactions, initial margin on futures contracts and written options on futures contracts does not represent a borrowing on margin, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required to increase the level of initial margin deposits. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities in order to do so at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. However, there can be no assurance that a liquid market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Fund were unable to liquidate a futures contract or an option on a futures contract position due to the absence of a liquid market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to continue to maintain the position being hedged by the futures contract or option or to continue to maintain cash or securities in a segregated account.

To the extent that the Fund enters into futures contracts, options on futures contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case that is not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. This policy does not limit to 5% the percentage of the Fund's assets that are at risk in futures contracts, options on futures contracts and currency options.

RISKS OF FUTURES CONTRACTS AND OPTIONS THEREON. The ordinary spreads at a given time between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Due to the possibility of distortion, a hedge may not be successful. Although stock index futures contracts do not require physical delivery, under extraordinary market conditions, liquidity of such futures contracts also could be reduced. Additionally, the advisor may be incorrect in its expectations as to the extent of various interest rates, currency exchange rates or stock market movements or the time span within which the movements take place.

INDEX FUTURES. The risk of imperfect correlation between movements in the price of index futures and movements in the price of the securities that are the subject of a hedge increases as the composition of the Fund's portfolio diverges from the index. The price of the index futures may move proportionately more than or less than the price of the securities being hedged. If the price of the index futures moves proportionately less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective. Assuming the price of the securities being hedged has moved in an unfavorable direction, as anticipated when the hedge was put into place, the Fund would be in a better position than if it had not hedged at all, but not as good as if the price of the index futures moved in full proportion to that of the hedged securities. However, if the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by movement of the price of the futures contract. If the price of the futures contract moves more than the price of the securities, the Fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge.

Where index futures are purchased in an anticipatory hedge, it is possible that the market may decline instead. If the Fund then decides not to invest in the securities at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

FOREIGN CURRENCY HEDGING STRATEGIES--SPECIAL CONSIDERATIONS. The Fund may use options and futures contracts on foreign currencies, as mentioned previously, and forward currency contracts, as described below, to attempt to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated or, in certain circumstances, for investment (e.g., as a substitute for investing in securities denominated in foreign currency). Currency hedges can protect against price movements in a security that the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated.

The Fund might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, the Fund may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the value of which the advisor believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction may be increased when this strategy is used.

The value of Financial Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, the Fund could be disadvantaged by having to deal in the odd-lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes, and charges associated with such delivery assessed in the issuing country.

FORWARD CURRENCY CONTRACTS AND FOREIGN CURRENCY DEPOSITS. The Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time the forward currency contract is entered. Forward currency contracts are negotiated directly between currency traders (usually large commercial banks) and their customers.

Such transactions may serve as long or anticipatory hedges. For example, the Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. Forward currency contracts may also serve as short hedges. For example, the Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency.

The Fund may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by entering into a forward currency contract to sell another currency expected to perform similarly to the currency in which the Fund's existing investments are denominated. This type of hedge could offer advantages in terms of cost, yield or efficiency, but may not hedge currency exposure as effectively as a simple hedge against U.S. dollars. This type of hedge may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

The Fund may also use forward currency contracts in one currency or a basket of currencies to attempt to hedge against fluctuations in the value of securities denominated in a different currency if the advisor anticipates that there will be a positive correlation between the two currencies.

The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of some or all of any expected benefit of the transaction.

As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures contracts, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to segregate cash or liquid assets.

The precise matching of forward currency contract amounts and the value of the securities, dividends or interest payments involved generally will not be possible because the value of such securities, dividends or interest payments, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Forward currency contracts may substantially change the Fund's investment exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as the advisor anticipates. There is no assurance that the advisor's use of forward currency contracts will be advantageous to the Fund or that it will hedge at an appropriate time.

The Fund may also purchase and sell foreign currency and invest in foreign currency deposits. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged.

COMBINED POSITIONS. The Fund may purchase and write options or futures in combination with each other, or in combination with futures or forward currency contracts, to manage the risk and return characteristics of its overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs.

TURNOVER. The Fund's options and futures activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by the Fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once the Fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by the Fund may also cause the sale of related investments, increasing turnover. Although such exercise is within the Fund's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

SWAPS, CAPS, FLOORS, AND COLLARS. The Fund is authorized to enter into swaps, caps, floors, and collars. Swaps involve the exchange by one party with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of a cap or a floor entitles the purchaser, to the extent that a specified index exceeds in the case of a cap, or falls below in the case of a floor, a predetermined value, to receive payments on a notional principal amount from the party selling such instrument. A collar combines elements of buying a cap and selling a floor.

HOLDRs -- Holding Company Depositary Receipts, or HOLDRs, are trust-issued receipts that represent the Fund's beneficial ownership of a specific group of stocks. HOLDRs involve risks similar to the risks of investing in common stock. For example, the Fund's investment will decline in value if the underlying stocks decline in value. Because HOLDRs are not subject to concentration limits, the relative weight of an individual stock may increase substantially, causing the HOLDRs to be less diverse and creating more risk.

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ILLIQUID SECURITIES -- Securities which do not trade on stock exchanges or in the over-the-counter market, or have restrictions on when and how they may be sold, are generally considered to be "illiquid." An illiquid security is one that the Fund may have difficulty -- or may even be legally precluded from -- selling at any particular time. The Fund may invest in illiquid securities, including restricted securities and other investments which are not readily marketable. The Fund will not purchase any such security if the purchase would cause the Fund to invest more than 15% of its net assets, measured at the time of purchase, in illiquid securities. Repurchase agreements maturing in more than seven days are considered illiquid for purposes of this restriction.

The principal risk of investing in illiquid securities is that the Fund may be unable to dispose of them at the time desired or at a reasonable price. In addition, in order to resell a restricted security, the Fund might have to bear the expense and incur the delays associated with registering the security with the SEC, and otherwise obtaining listing on a securities exchange or in the over-the- counter market.

INITIAL PUBLIC OFFERINGS ("IPOS") -- The Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on the Fund for as long as it has a small asset base. The impact of IPOs on the Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. IPOs may not be consistently available to the Fund for investment, particularly as the Fund's asset base grows. Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Shareholders in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

The Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving business and may be vulnerable to competition and changes in technology, markets, and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

INTERFUND BORROWING AND LENDING PROGRAM -- Pursuant to an exemptive order issued by the SEC dated December 21, 1999, a Fund may lend money to, and borrow money for temporary purposes from, other funds advised by the Advisor or its affiliates. A Fund will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on

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one day's notice. A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is unavailable, called or not renewed.

INVESTMENT COMPANY SECURITIES -- To manage its daily cash positions, the Fund may invest in securities issued by other investment companies, including investment companies advised by the Advisor and its affiliates (pursuant to an exemptive order dated May 12, 1999), that invest in short-term debt securities and seek to maintain a net asset value of $1.00 per share ("money market funds"). The Fund also may invest in Exchange-Traded Funds ("ETFs"). ETFs are investment companies that are registered under the 1940 Act as open-end funds or Unit Investment Trusts ("UITs"). ETFs are based on specific domestic and foreign indices. ETFs shares are sold and redeemed at the net asset value only in large blocks. In addition, national securities exchanges list ETF shares for trading, which allows investors to purchase and sell individual ETF shares among themselves at market prices throughout the day. The 1940 Act limits investments in securities of other investment companies. These limitations include, among others, that, subject to certain exceptions, no more than 10% of the Fund's total assets may be invested in securities of other investment companies, no more than 5% of its total assets may be invested in the securities of any one investment company, and the Fund may not own more than 3% of the outstanding shares of any investment company. As a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

MORTGAGE-BACKED SECURITIES -- Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass- through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

Governmental entities, private insurers, and the mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit. The advisor will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA). GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly-owned corporation of the U.S. government and it falls within the Department of Housing and Urban Development. Securities issued by GNMA are considered the equivalent

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of treasury securities and are backed by the full faith and credit of the U.S.
government. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA- guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of the Fund's shares. To buy GNMA securities, the Fund may have to pay a premium over the maturity value of the underlying mortgages, which the Fund may lose if prepayment occurs.

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA). FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban Development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions, and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC). FHLMC is a stockholder owned corporation chartered by Congress in 1970 to increase the supply of funds that mortgage lenders, such as commercial banks, mortgage bankers, savings institutions, and credit unions, can make available to homebuyers and multifamily investors. FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

COMMERCIAL BANKS, SAVINGS AND LOAN INSTITUTIONS, PRIVATE MORTGAGE INSURANCE COMPANIES, MORTGAGE BANKERS, AND OTHER SECONDARY MARKET ISSUERS. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.

RISKS OF MORTGAGE-BACKED SECURITIES. Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. For example, payments of interest and principal are more frequent (usually monthly) and their interest rates are sometimes adjustable. In addition, a variety of economic, geographic, social, and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, the Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

OTHER ASSET-BACKED SECURITIES. These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool in a timely fashion ("liquidity protection"). In addition, asset-backed securities may include insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

The Fund may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS). CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While whole mortgage loans may collateralize CMOs, mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams more typically collateralize them.

A Real Estate Mortgage Investment Conduit ("REMIC") is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended and is an investment in certain mortgages primarily secured by interests in real property and other permitted investments.

CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or "PO class"). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

REAL ESTATE INVESTMENT TRUSTS -- To the extent consistent with its investment objectives and policies, the Fund may invest in securities issued by real estate investment trusts ("REITs"). Such investments will not exceed 25% of the total assets of the Fund.

REITs are trusts which sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the Southeastern United States, or both.

To the extent that the Fund has the ability to invest in REITs, the Fund could conceivably own real estate directly as a result of a default on the securities it owns. The Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

In addition to the risks described above, REITs may be affected by any changes in the value of the underlying property in their portfolios. REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to maintain an exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities held by the Fund. By investing in REITs indirectly through the Fund, a shareholder will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements ("REPOs"), on debt securities that the Fund is allowed to hold in its portfolio. This is a way to invest money for short periods. A REPO is an agreement under

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which the Fund acquires a debt security and then resells it to the seller at an agreed-upon price and date (normally, the next business day). The repurchase price represents an interest rate effective for the short period the debt security is held by the Fund, and is unrelated to the interest rate on the underlying debt security. A repurchase agreement is often considered as a loan collateralized by securities. The collateral securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement. The collateral securities are held by the Fund's custodian bank until the repurchase agreement is completed.

The Fund may enter into repurchase agreements with financial institutions that are creditworthy under standards established by the Trust's advisor. The Advisor must use these standards to review the creditworthiness of any financial institution that is party to a REPO. REPOs maturing in more than seven days are considered illiquid securities. The Fund will not enter into repurchase agreements maturing in more than seven days if as a result more than 15% of the Fund's net assets would be invested in these repurchase agreements and other illiquid securities.

As noted above, the Fund uses REPOs as a means of investing cash for short periods of time. Although REPOs are considered to be highly liquid and comparatively low-risk, the use of REPOs does involve some risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss on the sale of the collateral security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and therefore the realization by the Fund on such collateral may automatically be stayed. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

RULE 144A SECURITIES -- Securities that can be resold to institutional investors pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"). In recent years, a large institutional market has developed for many Rule 144A Securities. Institutional investors generally cannot sell these securities to the general public but instead will often depend on an efficient institutional market in which Rule 144A Securities can readily be resold to other institutional investors, or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions does not necessarily mean that a Rule 144A Security is illiquid. Institutional markets for Rule 144A Securities may provide both reliable market values for Rule 144A Securities and enable the Fund to sell a Rule 144A investment when appropriate. For this reason, the Trust's board of trustees has concluded that if a sufficient institutional trading market exists for a given Rule 144A security, it may be considered "liquid," and not subject to the Fund's limitations on investment in restricted securities. The Trust's board of trustees has given the Advisor the day-to-day authority to determine the liquidity of Rule 144A Securities, according to guidelines approved by the board. The principal risk of investing in Rule 144A Securities is that there may be an insufficient number of qualified institutional buyers interested in purchasing a Rule 144A Security held by the Fund, and the Fund might be unable to dispose of such security promptly or at reasonable prices.

SECURITIES LENDING -- The Fund may from time to time loan securities from its portfolio to brokers, dealers, and financial institutions to earn income or generate cash for liquidity. When the Fund lends securities it will receive collateral in cash or U.S. Treasury obligations which will be maintained, and with regard to cash, invested, at all times in an amount equal to at least 100% of the current market value of the loaned securities. All such loans will be made according to the guidelines of the SEC and the Trust's board of trustees. The Fund may at any time call such loans to obtain the securities loaned. If the borrower of the securities should default on its obligation to return the securities borrowed, the value of the collateral may be insufficient to permit the Fund to reestablish its position by making a comparable investment due to changes in market conditions or the Fund may be unable to exercise certain ownership rights. The Fund will be entitled to earn interest paid upon investment of the cash collateral or to the payment of a premium or fee for the loan. The Fund may pay reasonable fees in connection with such loans, including payments to the borrower and to one or more securities lending agents (each an "Agent").

The Advisor provides the following services in connection with the securities lending activities of the Fund: (a) oversees participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assists the Agent in determining which securities are available for loan; (c) monitors the Agent's loan activities to ensure that securities loans are effected in accordance with the Advisor's instructions and with procedures adopted by the board of trustees; (d) prepares appropriate periodic reports for, and seeks appropriate approvals from, the board of trustees with respect to securities lending activities; (e) responds to Agent inquiries; and (f) performs such other duties as necessary. The Advisor intends to seek necessary approvals to enable it to earn compensation for providing such services.

The Fund has obtained an exemptive order from the SEC allowing it to invest uninvested cash balances and cash collateral received in connection with securities lending in money market funds that have the Advisor or an affiliate of the Advisor as an investment advisor.

SHORT SALES -- The Fund may sell a security short and borrow the same security from a broker or other institution to complete the sale. The Fund will lose money on a short sale transaction if the price of the borrowed security increases between the date of the short sale and the date on which the Fund closes the short position by purchasing the security; conversely, the Fund may realize a gain if the price of the borrowed security declines between those dates.

There is no guarantee that the Fund will be able to close out a short position at any particular time or at an acceptable price. During the time that the Fund is short the security, it is subject to the risk that the lender of the security will terminate the loan at a time when the Fund is unable to borrow the same security from another lender. If that occurs, the Fund may be "bought in" at the price required to purchase the security needed to close out the short position.

In short sale transactions, the Fund's gain is limited to the price at which it sold the security short; its loss is limited only by the maximum price it must pay to acquire the security less the price at which the security was sold. In theory, losses from short sales may be unlimited. Until a security that is sold short is acquired by the Fund, the Fund must pay the lender any dividends that

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accrue during the loan period. In order to borrow the security, the Fund usually is required to pay compensation to the lender. Short sales also cause the Fund to incur brokerage fees and other transaction costs. Therefore, the amount of any gain the Fund may receive from a short sale transaction is decreased - and the amount of any loss increased - by the amount of compensation to the lender, dividends and expenses the Fund may be required to pay.

Until the Fund replaces a borrowed security, it must segregate liquid securities or other collateral with a broker or other custodian in an amount equal to the current market value of the security sold short. The Fund expects to receive interest on the collateral it deposits. The use of short sales may result in the Fund realizing more short-term capital gains than it would if the Fund did not engage in short sales.

The Fund may sell short against the box.

SOVEREIGN DEBT -- In certain emerging countries, the central government and its agencies are the largest debtors to local and foreign banks and others. Sovereign debt involves the risk that the government, as a result of political considerations or cash flow difficulties, may fail to make scheduled payments of interest or principal and may require holders to participate in rescheduling of payments or even to make additional loans. If an emerging country government defaults on its sovereign debt, there is likely to be no legal proceeding under which the debt may be ordered repaid, in whole or in part. The ability or willingness of a foreign sovereign debtor to make payments of principal and interest in a timely manner may be influenced by, among other factors, its cash flow, the magnitude of its foreign reserves, the availability of foreign exchanges on the payment date, the debt service burden to the economy as a whole, the debtor's then current relationship with the International Monetary Fund and its then current political constraints. Some of the emerging countries issuing such instruments have experienced high rates of inflation in recent years and have extensive internal debt. Among other effects, high inflation and internal debt service requirements may adversely affect the cost and availability of future domestic sovereign borrowing to finance government programs, and may have other adverse social, political, and economic consequences, including effects on the willingness of such countries to service their sovereign debt. An emerging country government's willingness and ability to make timely payments on its sovereign debt also are likely to be heavily affected by the country's balance of trade and its access to trade and other international credits. If a country's exports are concentrated in a few commodities, such country would be more significantly exposed to a decline in the international prices of one or more of such commodities. A rise in protectionism on the part of its trading partners, or unwillingness by such partners to make payment for goods in hard currency, could also adversely affect the country's ability to export its products and repay its debts. Sovereign debtors may also be dependent on expected receipts from such agencies and others abroad to reduce principal and interest arrearages on their debt. However, failure by the sovereign debtor or other entity to implement economic reforms negotiated with multilateral agencies or others, to achieve specified levels of economic performance, or to make other debt payments when due, may cause third parties to terminate their commitments to provide funds to the sovereign debtor, which may further impair such debtor's willingness or ability to service its debts.

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The Fund may invest in debt securities issued under the "Brady Plan" in connection with restructurings in emerging country debt markets or earlier loans. These securities, often referred to as "Brady Bonds," are, in some cases, denominated in U.S. dollars and collateralized as to principal by U.S. Treasury zero coupon bonds having the same maturity. At least one year's interest payments, on a rolling basis, are collateralized by cash or other investments. Brady Bonds are actively traded on an over-the-counter basis in the secondary market for emerging country debt securities. Brady Bonds are lower-rated bonds and may be highly volatile.

UNSEASONED ISSUERS - The Fund may purchase securities in unseasoned issuers. Securities in such issuers may provide opportunities for long term capital growth. Greater risks are associated with investments in securities of unseasoned issuers than in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.

U.S. GOVERNMENT SECURITIES -- The Fund may, from time to time, purchase debt securities issued by the U.S. government. These securities include Treasury bills, notes, and bonds. Treasury bills have a maturity of one year or less, Treasury notes generally have a maturity of one to ten years, and Treasury bonds generally have maturities of more than ten years.

U.S. government debt securities also include securities issued or guaranteed by agencies or instrumentalities of the U.S. government. Some obligations of U.S. government agencies, which are established under the authority of an act of Congress, such as Government National Mortgage Association ("GNMA") Participation Certificates, are supported by the full faith and credit of the U.S. Treasury. GNMA Certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. These loans -- issued by lenders such as mortgage bankers, commercial banks and savings and loan associations -- are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A 7"pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. government. The market value of GNMA Certificates is not guaranteed. GNMA Certificates are different from bonds because principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity, as is the case with a bond. GNMA Certificates are called "pass-through" securities because both interest and principal payments (including prepayments) are passed through to the holder of the GNMA Certificate.

Other United States government debt securities, such as securities of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury. Others, such as bonds issued by Fannie Mae, a federally chartered private corporation, are supported only by the credit of the corporation. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation in the event the agency or instrumentality does not meet its commitments. The U.S. government may choose not to provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not legally obligated to do so. The Fund will invest in securities of such instrumentalities only when the Advisor is satisfied that the credit risk with respect to any such instrumentality is comparatively minimal.

WHEN-ISSUED/DELAYED DELIVERY -- The Fund normally buys and sells securities on an ordinary settlement basis. That means that the buy or sell order is sent, and the Fund actually takes delivery or gives up physical possession of the security on the "settlement date," which is three business days later. However, the Fund also may purchase and sell securities on a when-issued or delayed delivery basis.

When-issued or delayed delivery transactions occur when securities are purchased or sold by the Fund and payment and delivery take place at an agreed-upon time in the future. The Fund may engage in this practice in an effort to secure an advantageous price and yield. However, the yield on a comparable security available when delivery actually takes place may vary from the yield on the security at the time the when-issued or delayed delivery transaction was entered into. When the Fund engages in when-issued and delayed delivery transactions, it relies on the seller or buyer to consummate the sale at the future date. If the seller or buyer fails to act as promised, that failure may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. No payment or delivery is made by the Fund until it receives delivery or payment from the other party to the transaction. However, fluctuation in the value of the security from the time of commitment until delivery could adversely affect the Fund.

INVESTMENT RESTRICTIONS

The investment restrictions set forth below have been adopted by the Fund and, unless identified as non-fundamental policies, may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund. As provided in the 1940 Act, a "vote of a majority of the outstanding voting securities of the Fund" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Except with respect to borrowing, changes in values of the Fund's assets will not cause a violation of the following investment restrictions so long as percentage restrictions are observed by such Fund at the time it purchases any security. The Fund may not:

      1. with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

      2. underwrite securities of other issuers, except insofar as it may be deemed to be an underwriter under the 1933 Act in connection with the disposition of the Fund's portfolio securities;

      3. borrow money, except that the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings);

      4.   issue senior securities, except as permitted under the 1940 Act;

      5. lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements;

      6. purchase or sell physical commodities; however, this policy shall not prevent the Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments; or

      7. purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

      8. The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by INVESCO or an affiliate or a successor thereof, with substantially the same fundamental investment objective, policies, and limitations as the Fund.

      9. The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or municipal securities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

In addition, unless otherwise indicated, the Fund has the following non-fundamental policies, which may be changed without shareholder approval:

      A. The Fund may borrow money only from a bank or from an open-end management investment company managed by INVESCO or an affiliate or a successor thereof for temporary or emergency purposes, or by engaging in reverse repurchase agreements with any party (reverse repurchase agreements will be treated as borrowing for the purposes of fundamental limitation (3)).

      B. The Fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

      C. The Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act.

      D. With respect to fundamental limitation (9), domestic and foreign banking will be considered to be different industries.

      E. With respect to fundamental limitation (9), investments in obligations issued by a foreign government, including the agencies or instrumentalities of a foreign government, are considered to be investments in a specific industry.

In addition, the following non-fundamental policy applies:

      Each state (including the District of Columbia and Puerto Rico), territory and possession of the United States, each political subdivision, agency, instrumentality, and authority thereof and each multi-state agency, authority, instrumentality, or other political subdivision is separate from the government creating the subdivision and the security is backed only by assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an Industrial Development Bond or Private Activity bond, if that bond is backed only by the assets and revenues of the non-governmental user, then that non-governmental user would be determined to be the sole issuer.

MANAGEMENT OF THE FUND

THE INVESTMENT ADVISOR AND SUB-ADVISOR

As of the date of this SAI, INVESCO serves as investment advisor to the Funds. INVESCO, located at 4350 South Monaco Street, Denver, Colorado, is the Trust's investment advisor. INVESCO was founded in 1932 and serves as an investment advisor to series of the following entities:

     AIM Bond Funds
     AIM Combination Stock & Bond Funds
     AIM Counselor Series Trust
     AIM International Mutual Funds
     AIM Sector Funds
     AIM Stock Funds
     AIM Treasurer's Series Trust
     INVESCO Variable Investment Funds, Inc.

As of June 30, 2003, INVESCO managed 48 mutual funds having combined assets of over $19.2 billion, on behalf of 2,756,061 shareholder accounts.

Subject to shareholder approval at a special meeting of shareholders to be held on October 21, 2003, the Board of Trustees of the Trust have approved for the Fund, a new investment advisory agreement between AIM Advisors, Inc. ("AIM") and the Fund under which AIM will serve as the investment advisor for the Fund, and a new sub-advisory agreement between AIM and INVESCO Institutional ("INVESCO Institutional"), under which INVESCO Institutional will serve as sub-advisor for the Fund. If approved by the Fund's shareholders, the new advisory agreement with AIM and the new sub-advisory agreement with INVESCO Institutional, will become effective on November 5, 2003. INVESCO and AIM are referred to herein, as appropriate, as the "Advisor."

AIM, located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 was organized in 1976, and along with its subsidiaries, manages or advises over 190 investment portfolios, encompassing a broad range of investment objectives. AIM is a direct wholly-owned subsidiary of A I M Management Group Inc. ("AIM Management"), a holding Trust that has been engaged in the financial services business since 1976.

INVESCO Institutional, located at [INVESCO Realty Advisors Division, One Lincoln Center, 5400 LBJ Freeway/LB2, Suite 700, Dallas, Texas 75240] would be responsible for the Funds' day-to-day management, including the Funds' investment decisions and the execution of securities transactions with respect to the funds. INVESCO Institutional is an affiliate of INVESCO.

AIM, INVESCO and INVESCO Institutional are each an indirect wholly owned subsidiary of AMVESCAP PLC, a publicly traded holding company. Through its subsidiaries, AMVESCAP PLC engages in the business of investment management on an international basis. AMVESCAP PLC is one of the largest independent investment management businesses in the world, with approximately $318.5 billion in assets under management on March 31, 2003.

AMVESCAP PLC's North American subsidiaries include:

      AMVESCAP Retirement, Inc. ("ARI"), Atlanta, Georgia, develops and provides domestic and international defined contribution retirement plan services to plan sponsors, institutional retirement plan sponsors and institutional plan providers.

           AMVESCAP National Trust Company (formerly known as Institutional Trust Company doing business as INVESCO Trust Company) (ANTC), a wholly owned subsidiary of ARI maintains an institutional retirement trust containing 34 collective trust funds designed specifically for qualified plans. ANTC provides retirement account custodian and/or trust services for individual retirement accounts ("IRAs") and other retirement plan accounts. ANTC acts as a directed, non-discretionary trustee or custodian for such plans.

     INVESCO Institutional, Atlanta, Georgia, manages individualized investment portfolios of equity, fixed-income, and real estate securities for institutional clients, including mutual funds, and collective investment entities. INVESCO Institutional includes the following Groups and
     Divisions:

           INVESCO Capital Management Group, Atlanta, Georgia, manages institutional investment portfolios, consisting primarily of discretionary employee benefit plans for corporations and state and local governments, and endowment funds.

           INVESCO National Asset Management Group, Atlanta, Georgia, provides investment advisory services to employee pension and profit sharing plans, endowments and foundations, public plans, unions (Taft-Hartley), mutual funds and individuals.

           INVESCO Fixed Income/Stable Value Division, Louisville, Kentucky, provides customized low volatility fixed income solutions to 401(k), 457, and other tax qualified retirement plans.

           INVESCO Financial Institutions Group, Atlanta, Georgia, provides investment management services through separately managed account programs offered by brokerage firms.

           INVESCO Structured Products Group, New York, New York, is responsible for tactical asset allocation and managed futures products, and quantitative stock selection products. This group develops forecasting models for domestic stock and bond markets and manages money for clients in products based on these forecasting models.


           INVESCO Realty Advisors Division, Dallas, Texas, is responsible for providing advisory services to discretionary and non-discretionary accounts with respect to investments in real estate, mortgages, private real estate partnership interests, REITS, and publicly traded stocks of companies deriving substantial revenues from real industry activities.

           INVESCO Multiple Asset Strategies Group, Atlanta, Georgia, maintains a complex set of fundamentally based quantitative models used as a primary basis for asset allocation decisions. The group's main product is global asset allocation.

      A I M Advisors, Inc., Houston, Texas, provides investment advisory and administrative services for retail and institutional mutual funds.

      A I M Capital Management, Inc., Houston, Texas, provides investment advisory services to individuals, corporations, pension plans and other private investment advisory accounts and also serves as a sub-advisor to certain retail and institutional mutual funds, one Canadian mutual fund and one portfolio of an open-end registered investment company that is offered to separate accounts of insurance companies.

      A I M Distributors, Inc. and Fund Management Company, Houston, Texas, are registered broker-dealers that act as the principal underwriters for retail and institutional mutual funds.

The corporate headquarters of AMVESCAP PLC are located at 30 Finsbury Square, London, EC2A 1AG, England.

THE INVESTMENT ADVISORY AGREEMENT with INVESCO

As of the date of this SAI, INVESCO serves as investment advisor to the Fund under an Investment Advisory Agreement dated October __, 2003 (the "Agreement") with the Trust.

The Agreement requires that INVESCO manage the investment portfolio of the Fund in a way that conforms with the Fund's investment policies. INVESCO may directly manage the Fund itself, or may hire a sub-advisor, which may be an affiliate of INVESCO, to do so. Specifically, INVESCO is responsible for:

     o managing the investment and reinvestment of all the assets of the Fund, and executing all purchases and sales of portfolio securities;

     o maintaining a continuous investment program for the Fund, consistent with (i) the Fund's investment policies as set forth in the Trust's Articles of Incorporation, Bylaws and Registration Statement, as from time to time amended, under the 1940 Act, and in any prospectus and/or statement of additional information of the Fund, as from time to time amended and in use under the 1933 Act, and (ii) the Trust's status as a regulated investment company under the Internal Revenue Code of 1986, as amended;

     o determining what securities are to be purchased or sold for the Fund, unless otherwise directed by the trustees of the Trust, and executing transactions accordingly;

     o providing the Fund the benefit of the investment analysis and research, the reviews of current economic conditions and trends, and the consideration of a long-range investment policy now or hereafter generally available to the investment advisory customers of the advisor or any sub-advisor;

     o determining what portion of the Fund's assets should be invested in the various types of securities authorized for purchase by the Fund; and

     o making recommendations as to the manner in which voting rights, rights to consent to Fund action and any other rights pertaining to the Fund's portfolio securities shall be exercised.

As of the date of this SAI, INVESCO also performs all of the following services for the Fund:

     o  administrative;

     o  internal accounting (including computation of net asset value);

     o  clerical and statistical;

     o  secretarial;

     o all other services necessary or incidental to the administration of the affairs of the Fund;

     o supplying the Trust with officers, clerical staff, and other employees;

     o furnishing office space, facilities, equipment, and supplies; providing personnel and facilities required to respond to inquiries related to shareholder accounts;

     o conducting periodic compliance reviews of the Fund's operations; preparation and review of required documents, reports, and filings by INVESCO's in-house legal and accounting staff or in conjunction with independent attorneys and accountants (including prospectus(es), statements of additional information, proxy statements, shareholder reports, tax returns, reports to the SEC, and other corporate documents of the Fund);

     o  supplying basic telephone service and other utilities; and

     o preparing and maintaining certain of the books and records required to be prepared and maintained by the Fund under the 1940 Act.

Pell Rudman Trust Company, N.A. (the "Pell Rudman Company") acted as the investment advisor to the Fund's predecessor, the Pell Rudman Portfolio, from its inception on September 10, 1998 to July 31, 2001. INVESCO became investment advisor to the Pell Rudman Portfolio pursuant to an interim sub-advisory agreement dated August 1, 2001.

Expenses not assumed by INVESCO are borne by the Fund. As full compensation for its advisory services to the Trust, INVESCO receives a monthly fee from the Fund. The fee is calculated at the annual rate of 1.00% of the Fund's average net assets. The fee is allocated daily to each class based on the relative proportion of net assets represented by such class.

During the periods outlined in the table below, the Fund paid INVESCO or Pell Rudman Company, as applicable, advisory fees in the dollar amounts shown. Since Class K shares had not commenced operations as of July 31, 2003, no advisory fees were paid for the periods shown. If applicable, the advisory fees were offset by credits in the amounts shown, so that the Fund's fees were not in excess of the expense limitations shown, which have been voluntarily agreed to by the Trust and INVESCO. The fee is allocated daily to each class based on the relative proportion of net assets represented by such class.

                                     ADVISORY    TOTAL EXPENSE    TOTAL EXPENSE
                                   FEE DOLLARS  REIMBURSEMENTS      LIMITATION
INVESTOR CLASS                     -----------  --------------    -------------
--------------
MID-CAP GROWTH FUND
Period Ended July 31, 2003(1)        $  9,852      $ 19,517         1.55%

INSTITUTIONAL CLASS
-------------------
MID-CAP GROWTH FUND
Period Ended July 31, 2003
Year Ended April 30, 2003            $ 16,741      $ 34,583         1.30%
Period Ended April 30, 2002(2)         31,096        29,917         1.30%
Period Ended October 1, 2001(3)        77,645        77,827         1.30%
Year Ended April 30, 2001             195,509       114,229         1.30%

CLASS A
-------
MID-CAP GROWTH FUND
Period Ended July 31, 2003
Year Ended April 30, 2003            $ 41,212      $ 46,112         1.65%
Period Ended April 30, 2002(2)          8,326        11,885         1.65%

CLASS B
-------
MID-CAP GROWTH FUND
Period Ended July 31, 2003
Year Ended April 30, 2003            $ 16,343      $ 23,070         2.30%
Period Ended April 30, 2002(2)          2,789         4,799         2.30%

CLASS C
-------
MID-CAP GROWTH FUND
Period Ended July 31, 2003
Year Ended April 30, 2003            $ 16,848      $ 26,536         2.30%
Period Ended April 30, 2002(2)          1,054         2,216         2.30%

(1) For the period September 4, 2002 through July 31, 2003.
(2) For the period October 2, 2001 through April 30, 2002.
(3) For the period May 1, 2001 through October 1, 2001. Paid to Pell Rudman Company.

BOARD APPROVAL OF ADVISORY AGREEMENT WITH INVESCO

In approving the Advisory Agreement with INVESCO, the board primarily considered the nature, quality, and extent of the services provided under the Agreement and the overall fairness of the Agreement. The board requested and evaluated information from INVESCO that addressed specific factors designed to assist in the board's consideration of these issues.

With respect to the nature and quality of the services provided, the board reviewed, among other things, (1) the overall performance results of the Fund in comparison to relevant indices; (2) a summary for the Fund of the performance of a peer group of investment companies pursuing broadly similar strategies prepared by an independent data service, and (3) the degree of risk undertaken by INVESCO as reflected by a risk/return summary, also prepared by the independent data service. The board also considered INVESCO's resources and responsiveness with respect to performance difficulties and discussed the efforts being made to improve performance. The board also considered the advantages to the Fund of having an advisor that is associated with a global investment management organization. In connection with its review of the quality of the execution of the Fund's trades, the board considered INVESCO's use in fund transactions of brokers or dealers that provided research and other services to INVESCO or its affiliates, and the benefits derived from such services to the Funds and to INVESCO. The board also considered the quality of the shareholder and administrative services provided by INVESCO, as well as the firm's positive compliance history.

With respect to the overall fairness of the Agreement, the board primarily considered the fairness of fee arrangements and the profitability and any fall-out benefits to INVESCO and its affiliates from their association with the Fund. The board reviewed information from an independent data service about the rates of compensation paid to investment advisors and overall expense ratios, for funds comparable in size, character, and investment strategy to the Fund. In concluding that the benefits accruing to INVESCO and its affiliates by virtue of their relationships with the Fund were reasonable in comparison with the costs of providing investment advisory services and the benefits accruing to the Fund, the board reviewed specific data as to INVESCO's profit or loss on the Fund and carefully examined INVESCO's cost allocation methodology. In this connection, the board requested that the Fund's independent accountants perform a review of INVESCO's methodology. The board concluded that approval of the Agreement was in the best interest of the Fund's shareholders. These matters were considered by the trustees who are not affiliated with INVESCO (the "Independent Trustees") working with experienced 1940 Act counsel that is independent of INVESCO.

PROPOSED INVESTMENT ADVISORY AGREEMENT WITH AIM

Under the new advisory agreement, if approved by shareholders at the October 21, 2003 meeting, effective November 5, 2003, AIM will be responsible for supervising all aspects of the Fund's operations and providing investment advisory services to the Fund. AIM will obtain and evaluate economic, statistical and financial information to formulate and implement investment programs for the Funds. The new advisory agreement provides that, in fulfilling its responsibilities, AIM may engage the services of other investment managers with respect to the Fund. The investment advisory services of AIM and the investment sub-advisory services of the sub-advisor to the Fund are not exclusive and AIM and the sub-advisor are free to render investment advisory services to others, including other investment companies.

Under the new advisory agreement, AIM is also responsible for furnishing to the Funds, at AIM's expense, the services of persons believed to be competent to perform all supervisory and administrative services required by the Fund, in the judgment of the trustees, to conduct their respective businesses effectively, as well as the offices, equipment and other facilities necessary for their operations. Such functions include the maintenance of the Fund's accounts and records, and the preparation of all requisite corporate documents such as tax returns and reports to the SEC and shareholders.

The new advisory agreement provides that the Fund will pay or cause to be paid all ordinary business expenses of the Fund not assumed by AIM, including, without limitation: brokerage commissions, taxes, legal, accounting, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption, and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustee and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of the Fund in connection with membership in investment company organizations, and the cost of printing copies of prospectuses and statements of additional information distributed to the Fund's shareholders.

AIM, at its own expense, furnishes to the Trust office space and facilities. AIM furnishes to the Trust all personnel for managing the affairs of the Trust and each of its series of shares.

If the new advisory agreement is approved by shareholders, AIM will receive a monthly fee from the Fund calculated at the same annual rates, based on the average daily net assets of each Fund during the year which are set forth above, under the section entitled "The Investment Advisory Agreement with INVESCO."

AIM may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions may not be terminated or amended to the Fund's detriment during the period stated in the agreement between AIM and the Fund. AIM has agreed to assume all voluntary and contractual fee waiver and reimbursement arrangements discussed above in the section entitled "The Investment Advisory Agreement with INVESCO" and in the Funds' Prospectus.

Securities Lending Arrangements. If the Fund engages in securities lending, AIM will provide the Fund investment advisory services and related administrative services. The advisory agreement describes the administrative services to be rendered by AIM if the Fund engages in securities lending activities, as well as the compensation AIM may receive for such administrative services. Services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the "agent") in determining which specific securities are available for loan; (c) monitoring the agent to ensure that securities loans are effected in accordance with AIM's instructions and with procedures adopted by the Board; (d) preparing appropriate periodic reports for and seeking appropriate approvals from the Board with respect to securities lending activities; (e) responding to agent inquiries; and (f) performing such other duties as may be necessary.

AIM's compensation for advisory services rendered in connection with securities lending is included in the advisory fee schedule. As compensation for the related administrative services AIM will provide, the Fund participating in a securities lending program will pay AIM a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities. AIM currently intends to waive such fee, and has agreed to seek Board approval prior to its receipt of all or a portion of such fee.

BOARD APPROVAL OF NEW ADVISORY AGREEMENT WITH AIM

As noted above, shareholders will be asked to approve a new advisory agreement with AIM. If approved, that agreement will go effective on November 5, 2003. At the request of AIM, the Board discussed the approval of the proposed advisory agreement at an in-person meeting held on August 12-13, 2003. The Independent Trustees also discussed the approval of the proposed advisory agreement with independent counsel prior to that meeting. In evaluating the proposed advisory agreement, the Board requested and received information from AIM to assist in its deliberations.

The Board considered the following factors in determining reasonableness and fairness of the proposed changes between the current advisory agreement with INVESCO and the proposed advisory agreement with AIM:

     o THE QUALIFICATIONS OF AIM TO PROVIDE INVESTMENT ADVISORY SERVICES. The Board reviewed the credentials and experience of the officers and employees of AIM who will provide investment advisory services to the Fund, and noted that the persons providing portfolio management services to the Fund would not change if the new investment advisory agreement with AIM is approved by shareholders.


     o THE RANGE OF ADVISORY SERVICES PROVIDED BY AIM. The Board reviewed the services to be provided by AIM under the proposed advisory agreement, and noted that no material changes in the level or type of services provided under the current advisory agreement with INVESCO would occur if the proposed advisory agreement is approved by the shareholders, other than the provision by AIM of certain administrative services if the Fund engages in securities lending.

     o QUALIFICATIONS OF AIM TO PROVIDE A RANGE OF MANAGEMENT AND ADMINISTRATIVE SERVICES. The Board reviewed the general nature of the non-investment advisory services performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the Board also considered the organizational structure employed by AIM and its affiliates to provide those services. The Board reviewed the proposed elimination from the proposed advisory agreement of the provision of administrative services to the Fund. The Board also reviewed the proposed form of Master Administrative Services Agreement, noted that the overall services to be provided under the existing arrangements and under the proposed Master Administrative Services Agreements are the same, and concluded that the overall accounting and administrative services to be provided by AIM would not change under the combination of the proposed advisory agreement and the Master Administrative Services Agreement.

     o THE PERFORMANCE RECORD OF THE FUND. The Board reviewed the performance record of the Fund and determined that AIM has developed the expertise and resources for managing funds with an investment objective and strategies similar to those of the Fund and is able, therefore, to provide advisory and administrative services to the Fund.

     o ADVISORY FEES AND EXPENSES. The Board examined the expense ratio and the level of advisory fees for the Fund under the current advisory agreement and compared them with the advisory fees expected to be incurred under the proposed advisory agreement. The Board concluded that projected expense ratio and advisory fees of the Fund under the proposed advisory agreement were fair and reasonable in comparison with those of other similar funds (including similar funds advised by AIM) and in light of the investment management services to be provided by AIM under the proposed advisory agreement. The advisory fees that are being proposed under the proposed advisory agreement are the same as the advisory fees paid to INVESCO under the current advisory agreement, other than the removal of the reimbursement obligation related to services provided to the Fund and AIM by officers and trustees which is not currently applicable, and the provisions that permit AIM's receipt of fees for providing administrative services in connection with securities lending activities. Such fees would be paid only to the extent that the Fund engages in securities lending. The Board noted that AIM intends to waive its right to receive any fees under the proposed investment advisory agreement for the administrative services it provides in connection with securities lending activities. The Board also noted that AIM has agreed to seek the Board's approval prior to its receipt of all or a portion of such fees.

     o THE PROFITABILITY OF AIM. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board noted that, except as described above, no changes to the advisory fees were being proposed, other than to permit AIM's receipt of fees for providing services in connection with securities lending, and further noted that AIM intends to waive its right to receive any such fees and has agreed to seek the Board's approval prior to its receipt of all or a portion of such fees. The Board also noted that, in accordance with an exemptive order issued by the SEC, before the Fund may participate in a securities lending program, the Board must approve such participation. In addition, the Board must evaluate the securities lending arrangements annually and determine that it is in the best interests of the shareholders of the Fund to invest in AIM-advised money market funds any cash collateral the Fund receives as security for the borrower's obligation to return the loaned securities. If the Fund invests the cash collateral in AIM-advised money market funds, AIM will receive additional advisory fees from these money market funds, because the invested cash collateral will increase the assets of these funds and AIM receives advisory fees based upon the assets of these funds. The Board noted that the cash collateral relates to assets of the Fund that have already been invested, and the investment of the cash collateral is intended to benefit your Fund by providing it with additional income. The Board also noted that an investment of the cash collateral in an AIM-advised money market fund would have a positive effect on the profitability of AIM.

     o THE TERMS OF THE PROPOSED ADVISORY AGREEMENT. The Board reviewed the terms of the proposed advisory agreement, including changes being made to clarify or expand non-exclusivity, delegation and liability provisions, to separate administrative services from advisory services and to have AIM assist the Fund if it engages in securities lending. The Board determined that these changes reflect the current environment in which the Fund operates, and that AIM should have the flexibility to operate in that environment.

After considering the above factors, the Board concluded that it is in the best interests of the Fund and its shareholders to approve the proposed advisory agreement between the Trust and AIM for the Fund. In so doing, they were advised by independent counsel, retained by the independent trustees and paid for by Trust, as to the nature of the matters to be considered and the standards to be used in reaching their decision.

If approved, the proposed advisory agreement will become effective on November 5, 2003, and will expire, unless renewed, on or before June 30, 2005. If shareholders of the Fund do not approve the proposed advisory agreement with AIM, the current advisory agreement with INVESCO will continue in effect for the Fund.

PROPOSED INVESTMENT SUB-ADVISORY AGREEMENT

Assuming shareholders approve the new sub-advisory agreement at the October 21, 2003 meeting, effective November 5, 2003, INVESCO Institutional will provide investment sub-advisory services to the Fund under a Master Sub-Advisory Contract with AIM.

INVESCO Institutional is registered as an investment advisor under the Advisers Act. Under the proposed Master Sub-Advisory Contract, the Fund will be supervised by investment managers who utilize INVESCO Institutional's facilities for investment research and analysis, review of current economic conditions and trends, and consideration of long-range investment policy matters.

For the services to be rendered by INVESCO Institutional under the Master Sub-Advisory Contract, AIM will pay INVESCO Institutional a fee which will be computed daily and paid as of the last day of each month on the basis of the Fund's daily net asset value, using for each daily calculation the most recently determined net asset value of the Fund. On an annual basis, the sub-advisory fee if equal to 0.40% of AIM's compensation of the sub-advised assets per year, for the Fund.

BOARD APPROVAL OF NEW SUB-ADVISORY AGREEMENT BETWEEN AIM AND INVESCO
INSTITUTIONAL

As noted above, shareholders will be asked to approve a new sub-advisory agreement with AIM. If approved, that agreement will go effective on November 5, 2003. At the request of AIM and INVESCO Institutional, the Board discussed the approval of the proposed sub-advisory agreement at an in-person meeting held on August 12-13, 2003. The Independent Trustees also discussed the approval of the proposed sub-advisory agreement with independent counsel prior to that meeting. In evaluating the proposed sub-advisory agreement, the Board requested and received information from AIM and INVESCO Institutional to assist in its deliberations.

The Board considered the following factors in determining the reasonableness and fairness of the proposed sub-advisory agreement between AIM and INVESCO Institutional for the Fund:

     o THE RANGE OF SUB-ADVISORY SERVICES PROVIDED BY INVESCO INSTITUTIONAL. The Board reviewed the services to be provided by INVESCO Institutional under the proposed sub-advisory agreement, and noted that, if the proposed sub-advisory agreement is approved by shareholders, the level and type of investment advisory services under the proposed sub-advisory agreement will be comparable to those currently provided by INVESCO under Trust's current advisory agreement with INVESCO.

     o THE FEES PAYABLE TO INVESCO INSTITUTIONAL FOR ITS SERVICES. The Board noted that if the proposed sub-advisory agreement is approved, INVESCO Institutional will receive compensation based on that portion of the assets of the Fund that it manages (the sub-advised assets). In addition, the fees paid would be a percentage of the advisory fees that AIM receives on the sub-advised assets. The Board noted that these fees had been agreed to by AIM and INVESCO Institutional, as well as by AMVESCAP, the indirect parent of AIM and INVESCO Institutional. The Board also noted that the proposed changes to the compensation to INVESCO Institutional would have no effect on the Fund, since the fees are payable by AIM.

     o THE PERFORMANCE RECORD OF THE FUND. The Board reviewed the performance record of the Fund and noted that the same portfolio management team will be providing investment advisory services to the Fund under the proposed sub-advisory agreement. The Board determined that such portfolio management team had provided satisfactory services with respect to the Fund, after considering performance information that it received during the past year from INVESCO.

     o THE PROFITABILITY OF INVESCO INSTITUTIONAL. The Board considered information concerning the profitability of INVESCO Institutional's (and its affiliates') investment advisory and other activities and its financial condition. The Board noted that INVESCO Institutional would receive an annual fee equal to a percentage of AIM's compensation on the sub-advised assets. The Board noted that the proposed sub-advisory fees are less than the advisory fees currently received by INVESCO under the current advisory agreement, but that INVESCO Institutional assured the Board that such reduction would not affect the nature or quality of the services provided by it to the Fund.

     o THE TERMS OF THE PROPOSED AGREEMENT. The Board reviewed the terms of the proposed agreement, including the changes discussed above. The Board determined that these changes reflect the current environment in which the Fund operates, and that INVESCO Institutional should have the flexibility to operate in that environment.

After considering the above factors, the Board concluded that it is in the best interests of the Fund and its shareholders to approve the proposed sub-advisory agreement between AIM and INVESCO Institutional for the Fund. In so doing, they were advised by independent counsel, retained by the independent trustees and paid for by Trust, as to the nature of the matters to be considered and the standards to be used in reaching their decision.

If approved, the proposed sub-advisory agreement will become effective on November 5, 2003, and will expire, unless renewed, on or before June 30, 2005. If shareholders of the Fund do not approve the proposed advisory agreement with AIM, the current advisory agreement with INVESCO will continue in effect for the Fund.

ADMINISTRATIVE SERVICES AGREEMENT

As of this date of this SAI, AIM, either directly or through affiliated companies, provides certain administrative, sub- accounting, and recordkeeping services to the Funds pursuant to a master Administrative Services Agreement dated October __, 2003 with the Trust.

The Administrative Services Agreement requires AIM to provide the following services to the Fund:

     o such sub-accounting and recordkeeping services and functions as are reasonably necessary for the operation of the Fund; and

     o such sub-accounting, recordkeeping, and administrative services and functions, which may be provided by affiliates of AIM, as are reasonably necessary for the operation of Fund shareholder accounts maintained by certain retirement plans and employee benefit plans for the benefit of participants in such plans.

As full compensation for services provided under the Administrative Services Agreement, the Fund pays a monthly fee to AIM consisting of a base fee of $10,000 per year, plus an additional incremental fee computed daily and paid monthly at an annual rate of 0.045% of the average net assets of the Fund.

Effective November 5, 2003, under an Administrative Services Agreement dated as of that date, AIM may perform or arrange for the provision of certain accounting and other administrative services to the Fund which are not required to be performed by AIM under the new advisory agreement. The Administrative Services Agreement provides that it will remain in effect and continue from year to year only if such continuance is specifically approved at least annually by the Trust's board of trustees, including the independent trustees, by votes cast in person at a meeting called for such purpose. Under the Administrative Services Agreement, AIM is entitled to receive from the Funds reimbursement of its costs or such reasonable compensation as may be approved by the Board of Trustees. Currently, AIM is reimbursed for the services of the Trust's principal financial officer and her staff, and any expenses related to fund accounting services.

SEI Investments Mutual Fund Services ("SEI") acted as the administrator to the Fund's predecessor, the Pell Rudman Portfolio, from April 1, 2001 to October 1, 2001. Prior to April 1, 2001, UAM Fund Services, Inc. ("UAMSFI") served as administrator, SEI served as sub-administrator to the Pell Rudman Portfolio from November 1, 1999 through April 30, 2000. Chase Global Fund Services, Inc. ("Chase") served as a sub-administrator to the Pell Rudman Portfolio from inception, September 10, 1998 through October 31, 1999.

TRANSFER AGENCY AGREEMENT

AIM Investment Services, Inc. [11 Greenway plaza, Suite 100, Houston TX 77046], is the Trusts' transfer agent, dividend disbursing agent, and registrar services for the Funds pursuant to a master Transfer Agency Agreement October __, 2003 with the Trust.

The Transfer Agency Agreement provides that the Fund pays AIM an annual fee of $22.50 per shareholder account, or, where applicable, per participant in an omnibus account. This fee is paid monthly at the rate of 1/12 of the annual fee and is based upon the actual number of shareholder accounts and omnibus account participants in the Fund at any time during each month.

DST Systems, Inc. ("DST") acted as the transfer agent to the Fund's predecessor, the Pell Rudman Portfolio, from its inception on September 10, 1998 to October 1, 2001. UAM Shareholder Service Center, Inc. ("UAMSSC") served as shareholder servicing agent for the UAM Funds during the same period.

FEES PAID TO INVESCO, PELL RUDMAN COMPANY, SEI, DST AND UAMSSC

During the periods outlined in the table below, the Fund paid the following fees to the Advisor, Pell Rudman Company, SEI, DST, and UAMSSC. The fees are allocated daily to each class based on the relative proportion of net assets represented by such class. To limit expenses, the Advisor has contractually obligated itself to waive fees and bear any expenses through July 31, 2004 that would cause the ratio of expenses to average net assets to exceed 1.75% for Institutional Class shares, 2.00% for Investor Class shares, 2.10% for Class A shares, 2.75% for each of Class B and Class C shares, and 2.20% for Class K shares. The Advisor is entitled to reimbursement by a class of any fees waived pursuant to this arrangement if such reimbursement does not cause the class to exceed current expense limitations and the reimbursement is made within three years after INVESCO incurred the expense. Since Class K shares had not commenced operations as of April 30, 2003, no fees were paid for the periods shown.

Prior to October __, 2003, INVESCO served as administrator and transfer agent to the Fund.

                                              ADMINISTRATIVE         TRANSFER
                                  ADVISORY       SERVICES             AGENCY
                                  --------    --------------         --------
INVESTOR CLASS
--------------
MID-CAP GROWTH FUND
Period Ended July 31, 2003
Period Ended April 30, 2003(1)    $  9,852       $  1,272            $  6,782

INSTITUTIONAL CLASS
-------------------
MID-CAP GROWTH FUND
Period Ended July 31, 2003
Year Ended April 30, 2003         $ 16,741       $  2,575            $  1,573
Period Ended April 30, 2002(2)      31,096          5,484                 863
Period Ended October 1, 2001(3)     77,645         28,595              21,676
Year Ended April 30, 2001          195,509         68,771(4)           25,913

CLASS A
-------
MID-CAP GROWTH FUND
Period Ended July 31, 2003
Year Ended April 30, 2003         $ 41,212       $  5,925            $ 10,948
Period Ended April 30, 2002(2)       8,326          1,587               1,183

CLASS B
-------
MID-CAP GROWTH FUND
Period Ended July 31, 2003
Year Ended April 30, 2003         $ 16,343       $  2,360            $  4,311
Period Ended April 30, 2002(2)       2,789            544                 491

CLASS C
-------
MID-CAP GROWTH FUND
Period Ended July 31, 2003
Year Ended April 30, 2003         $ 16,848       $  2,413            $  5,777
Period Ended April 30, 2002(2)       1,054            205                 375


(1) For the period September 4, 2002 through April 30, 2003.
(2) For the period October 2, 2001 through April 30, 2002.
(3) For the period May 1, 2001 through October 1, 2001. Paid to Pell Rudman Company.
(4) This fee was paid to UAMFSI for the period May 1, 2000 through March 31, 2001 and to SEI for the period April 1, 2001 through April 30, 2001. UAMFSI paid a portion of its fee to SEI for sub-administrative services.

TRUTEES AND OFFICERS OF THE TRUST

The overall direction and supervision of the Trust come from the board of trustees. The board of trustees is responsible for making sure that the Fund's general investment policies and programs are carried out and that the Fund is properly administered.

The officers of the Trust, all of whom are officers and employees of INVESCO, are responsible for the day-to-day administration of the Trust and the Fund. The officers of the Trust receive no direct compensation from the Trust or the Fund for their services as officers. INVESCO has the primary responsibility for making investment decisions on behalf of the Fund. These investment decisions are reviewed by the investment committee of INVESCO.

The tables below provide information about each of the Trust's trustees and officers. The first table provides information for the Independent Trustees, and the second table provides information for the trustees who are "interested persons" of the Trust as defined in Section 2(a)(19) of the 1940 Act (the "Interested Trustees"). For the Interested Trustees, information about their principal occupations and other directorships reflects their affiliations with INVESCO and its affiliated companies.

Independent Trustees

                               Position(s)
                               Held                                                     Number of
                               With Trust,                                              Funds in
                               Term of                                                  the Fund
                               Office(1) and                                            Complex         Other
                               Length of              Principal Occupation(s)           Overseen        Trusteeships
Name, Address, and Age         Time Served(2)         During Past Five Years(2)         by Trustee      Held by Trustee
Bob R. Baker(3)                Vice Chairman          Consultant                        48
37 Castle Pines Dr. N.         of the Board           (2000-present).
Castle Rock, Colorado                                 Formerly, President
Age:  66                                              and Chief Executive Officer
                                                      (1988-2000) of AMC Cancer
                                                      Research Center, Denver,
                                                      Colorado; until mid-December
                                                      1988, Vice Chairman of the
                                                      Board of First Columbia
                                                      Financial Corporation,
                                                      Englewood, Colorado; formerly,
                                                      Chairman of the Board and Chief
                                                      Executive Officer of First
                                                      Columbia Financial Corporation.

James T. Bunch(3)              Trustee                Co-President and Founder of       48
3600 Republic Plaza                                   Green, Manning & Bunch Ltd.,
370 Seventeenth Street                                Denver, Colorado (1988-present)
Denver, Colorado                                      (investment banking firm);
Age:  60                                              Trustee, Policy Studies, Inc.
                                                      and Van Guilder Insurance
                                                      Corporation; formerly, General
                                                      Counsel and Trustee of
                                                      Boettcher & Co., Denver,
                                                      Colorado; and formerly,
                                                      Chairman and Managing Partner,
                                                      law firm of Davis, Graham &
                                                      Stubbs, Denver, Colorado.

                                       46

                               Position(s)
                               Held                                                     Number of
                               With Trust,                                              Funds in
                               Term of                                                  the Fund
                               Office(1) and                                            Complex         Other
                               Length of              Principal Occupation(s)           Overseen        Trusteeships
Name, Address, and Age         Time Served(2)         During Past Five Years(2)         by Trustee      Held by Trustee
Gerald J. Lewis(3)             Trustee                Chairman of Lawsuit Resolution    48              Trustee of General Chemical
701 "B" Street                                        Services, San Diego, California                   Group, Inc., Hampdon, New
Suite 2100                                            (1987-present). Formerly,                         Hampshire (1996-present).
San Diego, California                                 Associate Justice of the                          Trustee of Wheelabrator.
Age:  69                                              California Court of Appeals;                      Technologies, Inc., Fisher
                                                      and Of Counsel, Latham &                          Scientific, Inc., Henley
                                                      Watkins, San Diego, California                    Manufacturing, Inc., and
                                                      (1987- 1997).                                     California Coastal
                                                                                                        Properties, Inc.
Larry Soll, Ph.D.(3)
2358 Sunshine Canyon           Trustee                Retired. Formerly, Chairman of    48              Trustee of Synergen since
Drive                                                 the Board (1987- 1994), Chief                     incorporation in 1982;
Boulder, Colorado                                     Executive Officer (1982-1989                      Trustee of Isis
Age: 61                                               and 1993-1994) and President                      Pharmaceuticals, Inc.
                                                      (1982-1989) of Synergen Inc.;
                                                      and formerly, Trustee of
                                                      INVESCO Global Health Sciences
                                                      Fund.

Interested Trustees and Officers.

Messrs. Graham and Williamson are Interested Trustees by virtue of the fact that they are officers of AMVESCAP PLC, the parent Trust of INVESCO.

Interested Trustees and Officers.

Messrs. Graham and Williamson are Interested Trustees by virtue of the fact that they are officers of AMVESCAP PLC, the parent company of INVESCO.

                               Position(s)
                               Held                                                     Number of
                               With Trust,                                              Funds in
                               Term of                                                  the Fund
                               Office(1) and                                            Complex         Other
                               Length of              Principal Occupation(s)           Overseen        Trusteeships
Name, Address, and Age         Time Served(2)         During Past Five Years(2)         by Trustee      Held by Trustee
Mark H. Williamson
4350 South Monaco Street       Chairman of the        President and Chief               48
Denver, Colorado               Board, formerly,       Executive Officer,
Age:  52                       President and          AIM Investment
                               Chief Executive        Management and Chief
                               Officer                Executive Officer of
                                                      the AIM Division of
                                                      AMVESCAP PLC (2003-present).
                                                      Formerly, Chief (1998-2002).
                                                      Executive Officer, Managed
                                                      Products Division, AMVESCAP PLC
                                                      (2001- 2002). Formerly,
                                                      Chairman of the Board
                                                      (1998-2002), President
                                                      (1998-2002), and Chief
                                                      Executive Officer (1998-2002)
                                                      of INVESCO Funds Group, Inc.
                                                      and of INVESCO Distributors,
                                                      Inc. Formerly, Chief Operating
                                                      Officer and Chairman of the
                                                      Board of INVESCO Global Health
                                                      Sciences Fund; formerly,
                                                      Chairman and Chief Executive
                                                      Officer of NationsBanc
                                                      Advisors, Inc.; and formerly,
                                                      Chairman of NationsBanc
                                                      Investments, Inc.

Glen A. Payne                  Secretary              Senior Vice President, General
4350 South Monaco                                     Counsel and Secretary of
Street                                                INVESCO Funds Group, Inc.;
Denver, Colorado                                      Senior Vice President,
Age:  55                                              Secretary and General Counsel
                                                      of INVESCO Distributors, Inc.
                                                      Formerly, Secretary of INVESCO
                                                      Global Health Sciences Fund;
                                                      General Counsel of INVESCO
                                                      Trust Company (1989-1998); and
                                                      employee of a U.S. regulatory
                                                      agency, Washington, D.C.
                                                      (1973-1989).

                               Position(s)
                               Held                                                     Number of
                               With Trust,                                              Funds in
                               Term of                                                  the Fund
                               Office(1) and                                            Complex         Other
                               Length of              Principal Occupation(s)           Overseen        Trusteeships
Name, Address, and Age         Time Served(2)         During Past Five Years(2)         by Trustee      Held by Trustee
Kevin M. Carome                Assistant              Director, Senior Vice President
[ADDRESS]                      Secretary              and General Counsel, A I M
                                                      Management Group Inc. (financial
Age: 57                                               services holding company) and A
                                                      I M Advisors, Inc.; and Vice
                                                      President, A I M Capital
                                                      Management, Inc., A I M
                                                      Distributors, Inc. and A I M
                                                      Fund Services; Director, Vice
                                                      President and General Counsel,
                                                      Fund Management Company

                                       49

                               Position(s)
                               Held                                                     Number of
                               With Trust,                                              Funds in
                               Term of                                                  the Fund
                               Office(1) and                                            Complex         Other
                               Length of              Principal Occupation(s)           Overseen        Trusteeships
Name, Address, and Age         Time Served(2)         During Past Five Years(2)         by Trustee      Held by Trustee
Ronald L. Grooms
4350 South Monaco              Chief                  Senior Vice President and                         Trustee of INVESCO Funds
Street                         Accounting             Treasurer of INVESCO Funds                        Group, Inc. and INVESCO
Denver, Colorado               Officer,               Group, Inc.; and Senior Vice                      Distributors, Inc.
Age:  56                       Chief                  President and Treasurer of
                               Financial              INVESCO Distributors, Inc.
                               Officer and            Formerly, Treasurer and
                               Treasurer              Principal Financial and
                                                      Accounting Officer of INVESCO
                                                      Global Health Sciences Fund;
                                                      and Senior Vice President and
                                                      Treasurer of INVESCO Trust
                                                      Company (1988-1998).

William J. Galvin, Jr.
4350 South Monaco              Assistant              Senior Vice President and                         Trustee of
Street                         Secretary              Assistant Secretary of INVESCO                    INVESCO Funds
Denver, Colorado                                      Funds Group, Inc.; and Senior                     Group, Inc.
Age:  46                                              Vice President and Assistant                      and INVESCO
                                                      Secretary of INVESCO                              Distributors,
                                                      Distributors, Inc.  Formerly,                     Inc.
                                                      Trust Officer of INVESCO Trust
                                                      Company (1995-98).

                               Position(s)
                               Held                                                     Number of
                               With Trust,                                              Funds in
                               Term of                                                  the Fund
                               Office(1) and                                            Complex         Other
                               Length of              Principal Occupation(s)           Overseen        Trusteeships
Name, Address, and Age         Time Served(2)         During Past Five Years(2)         by Trustee      Held by Trustee
Robert H. Graham               Trustee                Trustee and Chairman, AIM                         None
[ADDRESS]                                             Management Group Inc.
                                                      (financial services holding
Age: 57                                               Trust); and Trustee and Vice
                                                      Chairman, AMVESCAP PLC (parent
                                                      of AIM and a global investment
                                                      management firm); formerly,
                                                      President and Chief Executive
                                                      Officer, AIM Management Group
                                                      Inc.; Trustee and Chairman, AIM
                                                      Capital Management, Inc.
                                                      (registered investment
                                                      advisor), AIM Distributors,
                                                      Inc. (registered broker
                                                      dealer); AIM Fund Services,
                                                      Inc. (registered transfer
                                                      agent), and Fund Management
                                                      Trust (registered broker
                                                      dealer)

Pamela J. Piro
4350 South Monaco Street       Assistant              Vice President and Assistant
Denver, Colorado               Treasurer              Treasurer of INVESCO Funds
Age:  42                                              Group, Inc.; and Assistant
                                                      Treasurer of INVESCO
                                                      Distributors, Inc. Formerly,
                                                      Assistant Vice President
                                                      (1996-1997).

Dana R. Sutton                 Assistant              Vice President and Fund
                               Treasurer              Treasurer, A I M Advisors, Inc.
[ADDRESS]

Age: 54

                                       51

                               Position(s)
                               Held                                                     Number of
                               With Trust,                                              Funds in
                               Term of                                                  the Fund
                               Office(1) and                                            Complex         Other
                               Length of              Principal Occupation(s)           Overseen        Trusteeships
Name, Address, and Age         Time Served(2)         During Past Five Years(2)         by Trustee      Held by Trustee
Tane T. Tyler                  Assistant              Vice President and Assistant
4350 South Monaco Street       Secretary              General Counsel of INVESCO
Denver, Colorado                                      Funds Group, Inc.
Age:  38

(1) Each trustee shall hold office until his or her successor shall have been duly chosen and qualified, or until he or she shall have resigned or shall have been removed in the manner provided by law. Each officer shall hold office until the first meeting of the board of trustees after the annual meeting of the shareholders next following his or her election or, if no such annual meeting of the shareholders is held, until the annual meeting of the board of trustees in the year following his or her election, and, until his or her successor is chosen and qualified or until he or she shall have resigned or died, or until he or she shall have been removed as provided in the Trust's bylaws. The board of trustees has adopted a retirement policy providing for mandatory retirement of a Fund trustee at the end of the calendar quarter in which the trustee becomes 75, with a trustee being afforded the opportunity to retire voluntarily upon reaching age 72 or at any time between ages 72 and 75.

(2) Except as otherwise indicated, each individual has held the position(s) shown for at least the last five years.

(3) Member of the audit committee of the Trust.

BOARD OF TRUSTEES STANDING COMMITTEES

Shareholders have been asked to approve a new slate of Trustees of the Trust at a meeting to be held on October 21, 2003. Pending shareholder approval of the new Trustees, additional committees of the Board will be established as of a future date.

The board of trustees has an audit committee comprised of four trustees who are Independent Trustees. The committee meets quarterly with the Trust's independent accountants and officers to review accounting principles used by the Trust, the adequacy of internal controls, the responsibilities and fees of the independent accountants, and other matters.

The following table provides information regarding the dollar range of equity securities beneficially owned by each trustee in each Fund and in the investment companies in the INVESCO Funds that are overseen by the trustee, as a whole, as of December 31, 2002:

--------------------------------------------------------------------------------------------------
                                                                                  Aggregate Dollar
                                                                                  Range of Equity
                                                                                  Securities in
                                                                                  All Registered
                                                                                  Investment
                                                                                  Companies
 Trustee                 Dollar Range of Equity                                   Overseen by the
                         Securities Owned in The                                  trustee in the
                         Fund(1)                                                  INVESCO Funds(1)
--------------------------------------------------------------------------------------------------
INDEPENDENT
TRUSTEES
--------------------------------------------------------------------------------------------------
Bob R. Baker            INVESCO Mid-Cap Growth Fund              $1-$10,000          Over $100,000
--------------------------------------------------------------------------------------------------
James T. Bunch          INVESCO Mid-Cap Growth Fund              $1-$10,000       $50,001-$100,000
--------------------------------------------------------------------------------------------------
Gerald J. Lewis         INVESCO Mid-Cap Growth Fund              $1-$10,000       $50,001-$100,000
--------------------------------------------------------------------------------------------------
Larry Soll              INVESCO Mid-Cap Growth Fund              $1-$10,000          Over $100,000
--------------------------------------------------------------------------------------------------
INTERESTED
TRUSTEES
--------------------------------------------------------------------------------------------------
Robert H. Graham        INVESCO Mid-Cap Growth Fund               $[______]              $[______]
--------------------------------------------------------------------------------------------------
Mark H. Williamson      INVESCO Mid-Cap Growth Fund                      $0          Over $100,000
--------------------------------------------------------------------------------------------------
(1) All valuations of Fund shares are as of December 31, 2002.

On November 30, 2002, the Trust assumed all of the assets and liabilities of INVESCO Mid-Cap Growth Fund, a series of INVESCO Counselor Series Funds, Inc. The following table shows the compensation paid by the Trust to its Independent Trustees for services rendered in their capacities as Trustees of the Trust; the benefits accrued as Trust expenses with respect to the Retirement Plan discussed below; and the estimated annual benefits to be received by these Trustees upon retirement as a result of their services to the Trust, for the fiscal year ended July 31, 2003.

In addition, the table sets forth the total compensation paid by all of the INVESCO Funds to these Trustees for services rendered in their capacities as Trustees during the year ended December 31, 2002. As of December 31, 2002, there were 48 funds in the INVESCO Funds.

-----------------------------------------------------------------------------------------------
                                                                                  Total
                                Benefits            Estimated Annual              Compensation
                  Aggregate     Accrued                 Compensation              From INVESCO
Name of Person    Compensation  As Part of             Benefits Upon              Funds Paid To
and Position      From Trust(1) Trust Expenses(2)      Retirement(3)              Trustees(4)
-----------------------------------------------------------------------------------------------
Bob R. Baker,              $528                $0                $19                   $138,000
Vice Chairman
of the Board
-----------------------------------------------------------------------------------------------
James T. Bunch              524                 0                  0                    124,625
-----------------------------------------------------------------------------------------------
Gerald J. Lewis             522                 0                  0                    116,500
-----------------------------------------------------------------------------------------------
Larry Soll                  524                 0                  0                    126,000
-----------------------------------------------------------------------------------------------

(1) The vice chairman of the board, the chairs of the Fund's committees who are Independent Trustees, and the members of the Fund's committees who are Independent Trustees each receive compensation for serving in such capacities in addition to the compensation paid to all Independent Trustees.

(2) Represents estimated benefits accrued with respect to the Retirement Plan and Deferred Retirement Plan Account Agreement discussed below, and not compensation deferred at the election of the Trustees.

(3) These amounts represent the Trust's share of the estimated annual benefits payable by the INVESCO Funds upon the Trustees' retirement, calculated using the current method of allocating Trustee compensation among the INVESCO Funds. These estimated benefits assume retirement at age 72. With the exception of Messrs. Bunch and Lewis, each of these Trustees has served as a Trustee of one or more of the funds in the INVESCO Funds for the minimum five-year period required to be eligible to participate in the Retirement Plan.

(4) Total as a percentage of the net assets of the INVESCO Funds as of December 31, 2002.

Messrs. Graham and Williamson, as Interested Trustees of the Trust and the other INVESCO Funds, receive compensation as officers or employees of INVESCO or its affiliated companies, and do not receive any Trustee's fees or other compensation from the Trust or the other funds in the INVESCO Funds for their service as Trustees.

Control Persons and Principal Shareholders

As of [October __, 2003], the following persons owned more than 5% of the outstanding shares of the Fund. This level of share ownership is considered to be a "principal shareholder" relationship with the Fund under the 1940 Act. Shares that are owned "of record" are held in the name of the person indicated.

Shares that are owned "beneficially" are held in another name, but the owner has the full economic benefit of ownership of those shares:

--------------------------------------------------------------------------------
Name and Address                        Basis of Ownership    Percentage
                                        (Record/Beneficial)   Owned
================================================================================

--------------------------------------------------------------------------------

As of [October __, 2003], officers and Trustees of the Trust, as a group, beneficially owned less than 1% of the Fund's outstanding shares.

DISTRIBUTOR

Effective July 1, 2003, A I M Distributors, Inc. ("ADI") became the distributor of the Fund. ADI bears all expenses, including the cost of printing and distributing prospectuses, incident to marketing of the Fund's shares, except for such distribution expenses as are paid out of Fund assets under the Trust's Plans of Distribution (each individually a "Plan" and collectively, the "Plans"), which have been adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act. Prior to July 1, 2003, INVESCO Distributors, Inc. ("IDI") was the distributor of the Fund.

INVESTOR CLASS. The Trust has adopted a Master Plan and Agreement of Distribution - Investor Class (the "Investor Class Plan") with respect to Investor Class shares, which provides that the Investor Class shares of the Fund will make monthly payments to ADI computed at an annual rate no greater than 0.25% of average net assets attributable to Investor Class shares. These payments permit ADI, at its discretion, to engage in certain activities and provide services in connection with the distribution of the Fund's Investor Class shares to investors. Payments by the Fund under the Investor Class Plan, for any month, may be made to compensate ADI for permissible activities engaged in and services provided.

CLASS A. The Trust has adopted a Master Distribution Plan and Agreement - Class A pursuant to Rule 12b-1 under the 1940 Act relating to the Class A shares of the Fund (the "Class A Plan"). Under the Class A Plan, Class A shares of the Fund pay compensation to ADI at an annual rate of 0.35% per annum of the average daily net assets attributable to Class A shares for the purpose of financing any activity which is primarily intended to result in the sale of Class A shares. During any period in which the Fund is closed due to high asset levels, the Class A shares of the Fund will reduce this payment of 0.35% to 0.25% per annum.

The Class A Plan is designed to compensate ADI, on a monthly basis, for certain promotional and other sales-related costs, and to implement a financial intermediary incentive program which provides for periodic payments to financial intermediaries that have entered into service agreements and furnish continuing personal shareholder services to their customers who purchase and own Class A shares of the Fund. The service fees payable to selected financial intermediaries are calculated at the annual rate of 0.25% of the average daily net asset value of those Fund shares that are held in such financial intermediaries' customers' accounts.

Of the aggregate amount payable under the Class A Plan, payments to financial intermediaries that provide continuing personal shareholder services to their customers who purchase and own Class A shares of the Fund, in amounts up to 0.25% of the average daily net assets of the Class A shares of the Fund attributable to the customers of such financial intermediaries, are characterized as service fees. Payments to financial intermediaries in excess of such amount and payments to ADI would be characterized as an asset-based sales charge pursuant to the Class A Plan. The Class A Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Trust with respect to the Class A shares of the Fund.

CLASS B. The Trust has also adopted a Master Distribution Plan and Agreement - Class B pursuant to Rule 12b-1 under the 1940 Act relating to Class B shares of the Fund (the "Class B Plan"). Under the Class B Plan, Class B shares of the Fund pay compensation monthly to ADI at an annual rate of 1.00% per annum of the average daily net assets attributable to Class B shares for the purpose of financing any activity which is primarily intended to result in the sale of Class B shares. Of such amount, the Fund pays a service fee of 0.25% of the average daily net assets attributable to Class B shares to selected financial intermediaries that have entered into service agreements with respect to Class B shares of the Fund and that provide continuing personal shareholder services to their customers who purchase and own Class B shares. Any amounts not paid as a service fee would constitute an asset-based sales charge pursuant to the Class B Plan. The Class B Plan imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Trust with respect to the Class B shares of the Fund.

The Class B Plan may obligate the Class B shares to continue to make payments to ADI following termination of the Class B Plan with respect to Class B shares sold by or attributable to the distribution efforts of ADI unless there has been a complete termination of the Class B Plan (as defined in such Plan). Additionally, the Class B Plan expressly authorizes ADI to assign, transfer or pledge its rights to payments pursuant to the Class B Plan. As a result, the contingent deferred sales charge (CDSC) on Class B shares will continue to be applicable even in the event of a complete termination of the Class B Plan (as defined in such Plan).

CLASS C. The Trust has adopted a Master Distribution Plan and Agreement - Class C pursuant to Rule 12b-1 under the 1940 Act relating to the Class C shares of the Fund (the "Class C Plan"). Under the Class C Plan, Class C shares of the Fund pay compensation monthly to ADI at an annual rate of 1.00% per annum of the average daily net assets attributable to Class C shares for the purpose of financing any activity which is primarily intended to result in the sale of Class C shares. The Class C Plan is designed to compensate ADI for certain promotional and other sales-related costs, and to implement a financial intermediary incentive program which provides for periodic payments to selected financial intermediaries that have entered into service agreements and furnish continuing personal shareholder services to their customers who purchase and own Class C shares of the Fund.

Of the aggregate amount payable under the Class C Plan, payments to financial intermediaries that provide continuing personal shareholder services to their customers who purchase and own Class C shares of the Fund, in amounts of up to 0.25% of the average daily net assets of the Class C shares of the Fund attributable to the customers of such financial intermediaries, are characterized as a service fee. Payments to financial intermediaries in excess of such amount and payments to ADI would be characterized as an asset-based sales charge pursuant to the Class C Plan. The Class C Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Trust with respect to the Class C shares of the Fund.

ADI may pay sales commissions to financial intermediaries who sell Class C shares of the Fund at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold or serviced by the financial intermediary, and will consist of an asset-based sales charge of 0.75% of the purchase price of Class C shares sold plus an advance of the first year's service fee of 0.25% with respect to such shares. ADI will retain all payments received by it relating to Class C shares for the first thirteen months after they are purchased. The portion of the payments to ADI under the Class C Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit ADI to recoup a portion of on-going sales commissions to financial intermediaries plus financing costs, if any. After the first thirteen months, ADI will make such payments quarterly to financial intermediaries based on the average net asset value of Class C shares which are attributable to shareholders for whom the financial intermediaries are designated as dealers of record. These commissions are not paid on sales to investors who may not be subject to payment of the CDSC and in circumstances where ADI grants an exemption on particular transactions. Should the financial intermediary elect to waive the asset-based sales charge, the 12b-1 fees will begin to be paid by ADI to the financial intermediary immediately.

CLASS K. The Trust has adopted a Master Distribution Plan and Agreement - Class K pursuant to Rule 12b-1 under the 1940 Act relating to Class K shares (the "Class K" Plan). Under the Class K Plan, Class K shares of the Fund pay compensation monthly to ADI at an annual rate of 0.45% of average net assets attributable to Class K shares for the purpose of financing any activity which is primarily intended to result in the sale of Class K shares. The Class K Plan is designed to compensate ADI for certain promotional and other sales-related costs, and to implement a financial intermediary incentive program which provides for periodic payments to selected financial intermediaries that have entered into service agreements and furnish continuing personal shareholder services to their customers who purchase and own Class K shares of the Fund.

Of the aggregate amount payable under the Class K Plan, payments to financial intermediaries that provide continuing personal shareholder services to their customers who purchase and own Class K shares of the Fund may be characterized as a service fee.

ALL PLANS. Activities appropriate for financing under the Plans include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for other than existing shareholders; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; and supplemental payments to financial intermediaries such as asset-based sales charges or as payments of service fees under shareholder service arrangements.

A significant expenditure under the Plans is compensation paid to financial intermediaries, which may include INVESCO-affiliated companies, in order to obtain various distribution-related and/or administrative services for the Fund. The Fund is authorized by a Plan to use its assets to finance the payments made to obtain those services from selected financial intermediaries which may enter into agreements with ADI. Payments will be made by ADI to financial intermediaries who sell shares of the Fund and may be made to banks, savings and loan associations and other depository institutions ("Banks"). Although the Glass-Steagall Act limits the ability of certain Banks to act as underwriters of mutual fund shares, INVESCO does not believe that these limitations would affect the ability of such Banks to enter into arrangements with ADI, but can give no assurance in this regard. However, to the extent it is determined otherwise in the future, arrangements with Banks might have to be modified or terminated, and, in that case, the size of the Fund possibly could decrease to the extent that the Banks would no longer invest customer assets in the Fund. Neither the Trust nor its investment advisor will give any preference to Banks which enter into such arrangements when selecting investments to be made by the Fund.

Since the Fund's Class K shares had not commenced operations as of July 31, 2003, no payments were made under that Plan for the periods shown below.

Effective July 1, 2003, ADI became the distributor of the Fund. The Fund made payments to ADI under the Investor Class, Class A, Class B, Class C and Class K Plans during the period from July 1 to July 31, 2003 in the following amounts:


FUND                        INVESTOR   CLASS A     CLASS B     CLASS C   CLASS K
                            CLASS(1)

Mid-Cap Growth Fund         $___       $___        $___        $___      $___


Prior to July 1, 2003, IDI was the distributor of the Fund and as such, the Fund made payments to IDI, the Fund's former distributor, under the Investor Class, Class A, Class B, Class C, and Class K Plans during the fiscal year or period ended April 30, 2003 and for the period from May 1 to June 30, 2003, respectively, in the following amounts:

FUND                        INVESTOR   CLASS A     CLASS B     CLASS C   CLASS K
                            CLASS(1)

Mid-Cap Growth Fund
(fiscal year or period
ended April 30, 2003)       $1,940     $13,584     $15,515     $15,572   N/A(2)

Mid-Cap Growth Fund
(period from May 1, 2003
to June 30, 2003)           $___       $___        $___        $___      $___


(1)  For the period September 4, 2002 through April 30, 2003.
(2) Class K shares were offered beginning December 31, 2001, but did not commence operations during the fiscal year ended April 30, 2003.

In addition, as of the fiscal year or period ended April 30 and July 31, 2003, respectively, the following distribution accruals had been incurred by the Mid-Cap Growth Fund and will be paid during the fiscal year ended July 31, 2004.

FUND                        INVESTOR   CLASS A     CLASS B     CLASS C   CLASS K
                            CLASS(1)

Mid-Cap Growth Fund
(fiscal year or period
ended April 30, 2003)       $480       $1,554      $1,700      $1,616    N/A(2)

Mid-Cap Growth Fund
(period from May 1, 2003
to June 30, 2003)           $___       $___        $___        $___      $___


(1) For the period September 4, 2002, commencement of operations, through April 30, 2003.
(2) Class K shares were offered beginning December 31, 2001, but did not commence operations during the fiscal year ended April 30, 2003.

For the fiscal year or period ended April 30, 2003, [and July 31, 2003] allocation of 12b-1 amounts paid by Mid-Cap Growth Fund for the following categories of expenses were:

MID-CAP GROWTH FUND                   Class(1)    Class A      Class B       Class C       Class K
                                      --------    -------      -------       -------       -------
Advertising                                $ 0         $0           $0            $0        N/A(2)
Sales literature, printing,             $1,235         $0           $0            $0        N/A(2)
and postage
Public Relations/Promotion                 $71         $0           $0            $0        N/A(2)
Compensation to securities
dealers
  and other organizations                 $235    $13,584      $15,515       $15,572        N/A(2)
Marketing personnel                       $399         $0           $0            $0        N/A(2)

(1) For the period September 4, 2002 through April 30, 2003.
(2) Class K shares were offered beginning December 31, 2001, but did not commence operations during the fiscal year ended April 30, 2003.

The services which are provided by securities dealers and other organizations may vary by financial intermediary but include, among other things, processing new shareholder account applications, preparing and transmitting to the Trust's Transfer Agent computer-processable data files of all Fund transactions by customers, serving as the primary source of information to customers in answering questions concerning the Fund, and assisting in other customer transactions with the Fund.

The Plans provide that they shall continue in effect with respect to the Fund as long as such continuance is approved at least annually by the vote of the board of Trustees of the Trust cast in person at a meeting called for the purpose of voting on such continuance, including the vote of a majority of the Independent Trustees. A Plan can also be terminated at any time by the Fund, without penalty, if a majority of the Independent Trustees, or shareholders of the relevant class of shares of the Fund, vote to terminate a Plan. The Trust may, in its absolute discretion, suspend, discontinue or limit the offering of its shares at any time. In determining whether any such action should be taken, the board of Trustees intends to consider all relevant factors including, without limitation, the size of the Fund, the investment climate for the Fund, general market conditions, and the volume of sales and redemptions of the Fund's shares. The Plans may continue in effect and payments may be made under a Plan following any temporary suspension or limitation of the offering of Fund shares; however, the Trust is not contractually obligated to continue a Plan for any particular period of time. Suspension of the offering of the Fund's shares would not, of course, affect a shareholder's ability to redeem his or her shares.

So long as the Plans are in effect, the selection and nomination of persons to serve as Independent Trustees of the Trust shall be committed to the Independent Trustees then in office at the time of such selection or nomination. The Plans may not be amended to increase the amount of the Fund's payments under a Plan without approval of the shareholders of that Fund's respective class of shares, and all material amendments to a Plan must be approved by the board of Trustees of the Trust, including a majority of the Independent Trustees. Under the agreement implementing the Plans, ADI or the Fund, the latter by vote of a majority of the Independent Trustees, or a majority of the holders of the relevant class of the Fund's outstanding voting securities, may terminate such agreement without penalty upon thirty days' written notice to the other party.

No further payments will be made by the Fund under a Plan in the event of its termination.

To the extent that a Plan constitutes a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, it shall remain in effect as such, so as to authorize the use of Fund assets in the amounts and for the purposes set forth therein, notwithstanding the occurrence of an assignment, as defined by the 1940 Act, and rules thereunder. To the extent it constitutes an agreement pursuant to a plan, the Fund's obligation to make payments to ADI shall terminate automatically, in the event of such "assignment." In this event, the Fund may continue to make payments pursuant to a Plan only upon the approval of new arrangements regarding the use of the amounts authorized to be paid by the Fund under a Plan. Such new arrangements must be approved by the Trustees, including a majority of the Independent Trustees, by a vote cast in person at a meeting called for such purpose. These new arrangements might or might not be with ADI. On a quarterly basis, the Trustees review information about the distribution services that have been provided to the Fund and the 12b-1 fees paid for such services. On an annual basis, the Trustees consider whether a Plan should be continued and, if so, whether any amendment to the Plan, including changes in the amount of 12b-1 fees paid by each class of the Fund, should be made.

The only Trust Trustees and interested persons, as that term is defined in
Section 2(a)(19) of the 1940 Act, who have a direct or indirect financial interest in the operation of the Plans are the officers and Trustees of the Trust who are also officers either of ADI or other companies affiliated with ADI. The benefits which the Trust believes will be reasonably likely to flow to the Fund and its shareholders under the Plans include the following:

     o Enhanced marketing efforts, if successful, should result in an increase in net assets through the sale of additional shares and afford greater resources with which to pursue the investment objectives of the Fund;

     o The sale of additional shares reduces the likelihood that redemption of shares will require the liquidation of securities of the Fund in amounts and at times that are disadvantageous for investment purposes; and

     o Increased Fund assets may result in reducing each investor's share of certain expenses through economies of scale (e.g. exceeding established breakpoints in an advisory fee schedule and allocating fixed expenses over a larger asset base), thereby partially offsetting the costs of a Plan.

The positive effect which increased Fund assets will have on the Advisor's revenues could allow the Advisor and its affiliated companies:

     o To have greater resources to make the financial commitments necessary to improve the quality and level of the Fund's shareholder services (in both systems and personnel);

     o To increase the number and type of mutual funds available to investors from the Advisor and its affiliated companies (and support them in their infancy), and thereby expand the investment choices available to all shareholders; and

     o To acquire and retain talented employees who desire to be associated with a growing organization.

SALES CHARGES AND DEALER CONCESSIONS

SALES CHARGES

Class A shares of the Fund are currently sold with a sales charge ranging from 5.50% to 2.00% of the offering price on purchases of less than $1,000,000.

                                                                  Dealer
                                        Investor's Sales Charge   Concession
                                        -----------------------   ----------
                                          As a
                                          Percentage   As a        As a
                                          of the       Percentage  Percentage
                                          Public       of the Net  of the Public
Amount of Investment in                   Offering     Amount      Offering
Single Transaction(1)                     Price        Invested    Price
---------------------                     -----        --------    -----

Less than                  $   25,000      5.50%        5.82%        4.75%

$ 25,000   but less than   $   50,000      5.25         5.54         4.50

$ 50,000   but less than   $  100,000      4.75         4.99         4.00

$100,000   but less than   $  250,000(3)   3.75         3.90         3.00

$250,000   but less than   $  500,000      3.00         3.09         2.50

$500,000   but less than   $1,000,000      2.00         2.04         1.60

(1) There is no sales charge on purchases of $1,000,000 or more; however, ADI may pay a dealer concession and/or advance a service fee on such transactions as set forth below.

ADI may elect to re-allow the entire initial sales charge to financial intermediaries for all sales with respect to which orders are placed with ADI during a particular period. Financial intermediaries to whom substantially the entire sales charge is re-allowed may be deemed to be "underwriters" as that term is defined under the Securities Act of 1933.

In addition to amounts paid to financial intermediaries as a dealer concession out of the initial sales charge paid by investors, ADI may, from time to time, at its expense or as an expense for which it may be compensated under a Plan, if applicable, pay a bonus or other consideration or incentive to financial intermediaries who sell a minimum dollar amount of the shares of the INVESCO Funds during a specified period of time. At the option of the financial intermediary, such incentives may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying financial intermediaries and their families to places within or outside the United States. The total amount of such additional bonus payments or other consideration shall not exceed 0.25% of the public offering price of the shares sold. Any such bonus or incentive programs will not change the price paid by investors for the purchase of the Fund's shares or the amount the Fund will receive as proceeds from such sales. Financial intermediaries may not use sales of the Fund's shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state.

ADI may pay sales commissions to financial intermediaries that sell Class B shares of the Fund at the time of such sales. Payments with respect to Class B shares will equal 4.00% of the purchase price of the Class B shares sold by the financial intermediary, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year's service fee of 0.25% with respect to such shares. The portion of the payments to ADI under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit ADI to recoup a portion of such sales commissions plus financing costs.

ADI may pay sales commissions to financial intermediaries that sell Class C shares of the Fund at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the financial intermediary, and will consist of a sales commission of 0.75% of the purchase price of Class C shares sold plus an advance of the first year's service fee of 0.25% with respect to such shares. ADI will retain all payments received by it relating to Class C shares for the twelve months after they are purchased. The portion of the payments to ADI under the Class C Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit ADI to recoup a portion of on-going sales commissions to financial intermediaries plus financing costs, if any. After the first twelve months, ADI will make such payments quarterly to financial intermediaries based on the average net asset value of Class C shares which are attributable to shareholders for whom the financial intermediaries are designated as dealers of record. These commissions are not paid on sales to investors who may not be subject to payment of the CDSC and in circumstances where ADI grants an exemption on particular transactions. Should the financial intermediary elect to waive the sales commission, the 12b-1 fees will begin to be paid by ADI to the financial intermediary immediately.

DEALER CONCESSIONS (CLASS A AND CLASS K ONLY)

Investors who purchase $1,000,000 or more of Class A shares do not pay an initial sales charge. ADI may pay financial intermediaries for share purchases (measured on an annual basis) by non-qualified investors and qualified plans of Class A and Class K shares of the Funds as follows.

Non-Qualified Plans. ADI may pay financial intermediaries for share purchases of $1,000,000 or more of Class A shares of the Funds sold at net asset value to non-qualified investors as follows: 1.00% of the first $2 million of such purchases, 0.80% on the next $1 million of such purchases, 0.50% on the next $17 million of such purchases, and 0.25% of amounts in excess of $20 million of such purchases.

Qualified Plans. ADI may pay financial intermediaries for Class A and Class K share purchases as follows:

      Class A -- Option 1: For qualified plans of $1,000,000 or more, 0.50% of the first $2 mil- lion and 0.25% of amounts in excess of $20 million. The trail commission will be paid out beginning in the 13th month.

      Class A -- Option 2: No additional fee is paid to financial intermediaries, however, the trail commission will begin to accrue immediately.

      Class K -- Option 1: For qualified plans of $1,000,000 or more, 0.70% of the first $5 million and 0.45% of amounts in excess of $5 million. The trail commission will be paid out beginning in the 13th month.

      Class K -- Option 2: No additional fee is paid to financial intermediaries, however, the trail commission will begin to accrue immediately.

REDUCTIONS IN INITIAL SALES CHARGES (CLASS A ONLY)

Reductions in the initial sales charges shown in the sales charges table (quantity discounts) apply to purchases of shares of the Fund that are otherwise subject to an initial sales charge, provided that such purchases are made by a "purchaser" as hereinafter defined.

The term "purchaser" means:

     o an individual and his or her spouse and children, including any trust established exclusively for the benefit of any such person; or a pension, profit-sharing, or other benefit plan established exclusively for the benefit of any such person, such as an IRA, Roth IRA, a single-participant money purchase/profit sharing plan or an individual participant in a 403(b) Plan (unless such 403(b) plan qualifies as the purchaser as defined below);

     o a 403(b) plan, the employer/sponsor of which is an organization described under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), if:

        a. the employer/sponsor submits contributions for all participating employees in a single contribution transmittal (i.e., the Fund will not accept contributions submitted with respect to individual participants);

        b. each transmittal is accompanied by a single check or wire transfer;
           and

        c. all new participants are added to the 403(b) plan by submitting an application on behalf of each new participant with the contribution transmittal;

     o a trustee or fiduciary purchasing for a single trust, estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code) and 457 plans, if more than one beneficiary or participant is involved;

     o a Simplified Employee Pension (SEP), Salary Reduction and other Elective Simplified Employee Pension account (SAR-SEP) or Savings Incentive Match

        Plans for Employees IRA (SIMPLE IRA), where the employer has notified ADI in writing that all of its related employee SEP, SAR-SEP or SIMPLE IRA accounts should be linked; or

     o any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

Investors or financial intermediaries seeking to qualify orders for a reduced initial sales charge must identify such orders and, if necessary, support their qualification for the reduced charge. ADI reserves the right to determine whether any purchaser is entitled, by virtue of the foregoing definition, to the reduced sales charge. No person or entity may distribute shares of the INVESCO Funds without payment of the applicable sales charge other than to persons or entities that qualify for a reduction in the sales charge as provided herein.

1. Letter of Intent (Class A Only). A Purchaser, as previously defined, may pay reduced initial sales charges by completing the appropriate section of the account application and by fulfilling a Letter of Intent ("LOI"). The LOI confirms such Purchaser's intention as to the total investment to be made in shares of the Fund within the following thirteen consecutive months. By marking the LOI section on the account application and by signing the account application, the Purchaser indicates that he/she understands and agrees to the terms of the LOI and is bound by the provisions described below.

Each purchase of fund shares normally subject to an initial sales charge made during the thirteen-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI, as described under "Sales Charges and Dealer Concessions." It is the Purchaser's responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge. The offering price may be further reduced as described under "Right of Accumulation" if the Transfer Agent is advised of all other accounts at the time of the investment. Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI. At any time during the thirteen-month period after meeting the original obligation, a Purchaser may revise his or her intended investment amount upward by submitting a written and signed request. Such a revision will not change the original expiration date. By signing an LOI, a Purchaser is not making a binding commitment to purchase additional shares, but if purchases made within the thirteen-month period do not total the amount specified, the Purchaser will pay the increased amount of sales charge as described below. Purchases made within ninety days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the ninety-day period. The transfer agent will process necessary adjustments upon the expiration or completion date of the LOI. Purchases made more than ninety days before signing an LOI will be applied toward completion of the LOI based on the value of the shares purchased calculated at the public offering price on the effective date of the LOI.

To assure compliance with the provisions of the 1940 Act, out of the initial purchase (or subsequent purchases if necessary) the transfer agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full

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

share). All dividends and any capital gain distributions on the escrowed shares will be credited to the Purchaser. All shares purchased, including those escrowed, will be registered in the Purchaser's name. If the total investment specified under this LOI is completed within the thirteen-month period, the escrowed shares will be promptly released. If the intended investment is not completed, the Purchaser will pay the transfer agent the difference between the sales charge on the specified amount and the amount actually purchased. If the Purchaser does not pay such difference within twenty days of the expiration date, he/she irrevocably constitutes and appoints the transfer agent as his/her attorney to surrender for redemption any or all shares, to make up such difference within sixty days of the expiration date.

If at any time before completing the LOI Program, the Purchaser wishes to cancel the agreement, he/she must give written notice to ADI. If at any time before completing the LOI Program the Purchaser requests the transfer agent to liquidate or transfer beneficial ownership of his/her total shares, a cancellation of the LOI will automatically be effected. If the total amount purchased is less than the amount specified in the LOI, the transfer agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

2. RIGHT OF ACCUMULATION (CLASS A ONLY). A Purchaser may also qualify for reduced initial sales charges based upon such Purchaser's existing investment in an INVESCO Fund and/or AIM Fund shares (Class A, B, C, K or R) at the time of the proposed purchase. To determine whether a reduced initial sales charge applies to a proposed purchase, ADI takes into account not only the money which is invested upon such proposed purchase, but also the value of all shares of the Fund owned by such Purchaser, calculated at the then current public offering price. If a Purchaser so qualifies for a reduced sales charge, the reduced sales charge applies to the total amount of money then being invested by such Purchaser, calculated at the then current public offering price, and not just to the portion that exceeds the breakpoint above which a reduced sales charge applies. For example, if a Purchaser already owns shares with a value of $20,000 and wishes to invest an additional $20,000 in shares, with a maximum initial sales charge of 5.50%, the reduced initial sales charge of 5.25% will apply to the full $20,000 purchase and not just to the $15,000 in excess of the $25,000 breakpoint. To qualify for obtaining the discount applicable to a particular purchase, the Purchaser or his financial intermediary must furnish ADI with a list of the account numbers and the names in which such accounts of the Purchaser are registered at the time the purchase is made.

Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of AIM Floating Rate Fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation described above.

PURCHASES AT NET ASSET VALUE. Purchases of shares of the Fund at net asset value (without payment of an initial sales charge) may be made in connection with: (a) the reinvestment of dividends and distributions from the Fund; (b) exchanges of shares of certain funds; (c) use of the reinstatement privilege; or (d) a merger, consolidation, or acquisition of assets of the fund.

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

The following Purchasers will not pay initial sales charges on purchases of Class A shares because there is a reduced sales effort involved in sales to these Purchasers:

     o  The Advisor and its affiliates, or their clients;

     o Any current or retired officer, trustee, or employee (and members of their immediate family) of the Advisor, its affiliates or the INVESCO Funds or AIM Funds and any foundation, trust or employee benefit plan established exclusively for the benefit of, or by, such persons;

     o Sales representatives and employees (and members of their immediate family) of selling group members or financial institutions that have arrangements with such selling group members;

     o Financial intermediaries that place trades for their own accounts or the accounts of their clients and that charge a management, consulting or other fee for their services; and clients of such financial intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment financial intermediary on the books and records of a broker or agent;

     o Employee benefit plans designated as Purchasers as defined above, and non-qualified plans offered in conjunction therewith, provided the initial investment in the plan(s) is at least $1 million; the sponsor signs a $1 million LOI; the employer-sponsored plan(s) has at least 100 eligible employees; or all plan transactions are executed through a single omnibus account and the financial intermediary has entered into the appropriate agreements with ADI. Section 403(b) plans sponsored by public educational institutions are not eligible for a sales charge exception based on the aggregate investment made by the plan or the number of eligible employees. Purchases of the Funds by such plans are subject to initial sales charges; and

     o A shareholder of a fund that merges or consolidates with the Fund or that sells its assets to the Fund in exchange for shares of the Fund.

As used above, immediate family includes an individual and his or her spouse, children, parents, and parents of spouse.

CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS

In addition to the exceptions described in the Investor Class, Class A, B, C, and K Prospectus, CDSCs will not apply to the following:

     o Redemptions following the death or post-purchase disability of (1) any registered shareholders on an account or (2) a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;

     o Certain distributions from individual retirement accounts, Section 403(b) retirement plans, Section 457 deferred compensation plans and

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

        Section 401 qualified plans, where redemptions result from (i) required minimum distributions to plan participants or beneficiaries who are age 70-1/2 or older, and only with respect to that portion of such distributions that does not exceed 10% annually of the participant's or beneficiary's account value in the Fund; (ii) in kind transfers of assets where the participant or beneficiary notifies the distributor of the transfer not later than the time the transfer occurs; (iii) tax-free rollovers or transfers of assets to another plan of the type described above invested in Class A, Class B, Class C, or Class K shares of the Fund; (iv) tax-free returns of excess contributions or returns of excess deferral amounts; and (v) distributions on the death or disability (as defined in the Internal Revenue Code of 1986, as amended) of the participant or beneficiary;

     o Liquidation by the Fund when the account value falls below the minimum required account size of $250;

     o  Investment account(s) of the Advisor; and

     o Class C shares if the investor's financial intermediary of record notifies ADI prior to the time of investment that the financial intermediary waives the payment otherwise payable to it.

Upon the redemption of Class A shares purchased in amounts of $1 million or more, no CDSC will be applied in the following situations:

     o Redemptions from employee benefit plans designated as qualified purchasers, as defined above, where the redemptions are in connection with employee terminations or withdrawals, provided the total amount invested in the plan is at least $1,000,000; the sponsor signs a $1 million LOI; or the employer-sponsored plan has at least 100 eligible employees; provided, however, that 403(b) plans sponsored by public educational institutions shall qualify for the CDSC waiver on the basis of the value of each plan participant's aggregate investment in the Fund, and not on the aggregate investment made by the plan or on the number of eligible employees;

     o  Private foundations or endowment funds;

     o Redemption of shares by the investor where the investor's financial intermediary waives the amounts otherwise payable to it by ADI and notifies ADI prior to the time of investment; and

SHARE PRICES AND NET ASSET VALUE (ALL CLASSES)

The Fund's shares are bought or sold at a price that is the Fund's NAV per share, less any applicable sales charge. The NAV for the Fund is calculated by subtracting total liabilities from total assets (the market value of the securities the Fund holds plus cash and other assets). The Fund's per share NAV is calculated by dividing its NAV by the number of Fund shares outstanding and rounding the result to the nearest full cent. The Fund calculates its NAV as of

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

the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open.

The Fund values securities (including options) listed on the NYSE, the American Stock Exchange, or other national securities exchanges and other securities for which market quotations are readily available, at the last reported sale price on the day the securities are being valued. Securities traded primarily on the Nasdaq Stock Market ("Nasdaq") are normally valued by the Fund at the Nasdaq Official Closing Price ("NOCP") provided by Nasdaq each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, Nasdaq will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes.

If there is no reported sale of a security on a particular day, the security is valued at the closing bid price on that day. Foreign securities are translated from the local currency into U.S. dollars using current exchange rates. The Fund values all other securities and assets, including restricted securities, by a method that the board believes accurately reflects fair value.

If the Advisor believes that the price of a security obtained under the Fund's valuation procedures (as described above) does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the board believes accurately reflects fair value.

HOW TO PURCHASE AND REDEEM SHARES

A complete description of the manner by which shares of the Fund may be purchased appears in the Prospectuses under the caption "How To Buy Shares."

The sales charge normally deducted on purchases of Class A shares of the Fund is used to compensate ADI and participating financial intermediaries for their expenses incurred in connection with the distribution of such shares. Since there is little expense associated with unsolicited orders placed directly with ADI by persons, who because of their relationship with the Fund or with the Advisor and its affiliates, are familiar with the Fund, or whose programs for purchase involve little expense (e.g., because of the size of the transaction and shareholder records required), ADI believes that it is appropriate and in the Fund's best interests that such persons be permitted to purchase Class A shares of the Fund through ADI without payment of a sales charge. The persons who may purchase Class A shares of the Fund without a sales charge are set forth herein under the Caption "Reductions in Initial Sales Charges - Purchases at Net Asset Value."

The following formula may be used by an investor to determine the public offering price per Class A share of an investment:

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Net Asset Value / (1 - Sales Charge as % of Offering Price) = Offering Price

Information concerning redemption of the Fund's shares is set forth in the Prospectuses under the caption "How To Sell Shares." Shares of the Fund may be redeemed directly through ADI or through any financial intermediary who has entered into an agreement with ADI. In addition to the Fund's obligation to redeem shares, ADI may also repurchase shares as an accommodation to the shareholders. To effect a repurchase, those financial intermediaries who have executed agreements with ADI must phone orders to the order desk of the Fund at 1-800-347-4246 and guarantee delivery of all required documents in good order. A repurchase is effected at the net asset value of the Fund next determined after such order is received. Such arrangement is subject to timely receipt by ADI of all required documents in good order. If such documents are not received within a reasonable time after the order is placed, the order is subject to cancellation. While there is no charge imposed by the Fund or by ADI (other than any applicable CDSC) when shares are redeemed or repurchased, financial intermediaries may charge a fair service fee for handling the transaction. INVESCO intends to redeem all shares of the Fund in cash.

The right of redemption may be suspended or the date of payment postponed when
(a) trading on the New York Stock Exchange ("NYSE") is restricted, as determined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of the Fund not reasonably practicable.

OTHER SERVICE PROVIDERS

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado, are the independent accountants of the Trust. The independent accountants are responsible for auditing the financial statements of the Fund.
PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts, acted as the independent accountants to the Fund's predecessor, the Pell Rudman Portfolio, from its inception on September 10, 1998 to April 30, 2001.

CUSTODIAN

State Street Bank and Trust Company, P.O. Box 351, Boston, Massachusetts, is the custodian of the cash and investment securities of the Trust. The custodian is also responsible for, among other things, receipt and delivery of the Fund's investment securities in accordance with procedures and conditions specified in the custody agreement with the Trust. The custodian is authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Fund to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories.

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

TRANSFER AGENT

AIM Investment Services, Inc., 11 Greenway Plaza, Suite 100, Houston, TX 77046, is the Trust's transfer agent, registrar, and dividend disbursing agent. Services provided by AIS include the issuance, cancellation and transfer of shares of the Funds, and the maintenance of records regarding the ownership of such shares.

DST Systems, Inc., 333 West 11th Street, Fifth Floor, Kansas City, Missouri, acted as transfer agent to the Fund's predecessor, the Pell Rudman Portfolio, from its inception on September 10, 1998 to September 28, 2001.

LEGAL COUNSEL

The firm of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., 2nd Floor, Washington, D.C., is legal counsel for the Trust. The firm of Moye, Giles, O'Keefe, Vermeire & Gorrell LLP, 1225 17th Street, Suite 2900, Denver, Colorado, acts as special counsel to the Trust.

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf and such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Orders will be priced at the Fund's net asset value next computed after they are accepted by an authorized broker or the broker's authorized designee.

As the investment advisor to the Fund, the Advisor places orders for the purchase and sale of securities with broker-dealers based upon an evaluation of the financial responsibility of the broker-dealers and the ability of the broker-dealers to effect transactions at the best available prices.

While the Advisor seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission or spread available. The Advisor is permitted to, and does, consider qualitative factors in addition to price in the selection of brokers. Among other things, the Advisor considers the quality of executions obtained on the Fund's portfolio transactions, viewed in terms of the size of transactions, prevailing market conditions in the security purchased or sold, and general economic and market conditions. The Advisor has found that a broker's consistent ability to execute transactions is at least as important as the price the broker charges for those services.

In seeking to ensure that the commissions charged the Fund are consistent with prevailing and reasonable commissions, the Advisor monitors brokerage industry practices and commissions charged by broker-dealers on transactions effected for other institutional investors like the Fund.

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

Consistent with the standard of seeking to obtain favorable execution on portfolio transactions, the Advisor may select brokers that provide research services to the Advisor and the Trust, as well as other mutual funds and other accounts managed by the Advisor. Research services include statistical and analytical reports relating to issuers, industries, securities, and economic factors and trends, which may be of assistance or value to the Advisor in making informed investment decisions. Research services prepared and furnished by brokers through which the Fund effects securities transactions may be used by the Advisor in servicing all of its accounts and not all such services may be used by the Advisor in connection with the Fund. Conversely, the Fund receives benefits of research acquired through the brokerage transactions of other clients of the Advisor.

In order to obtain reliable trade execution and research services, the Advisor may utilize brokers that charge higher commissions than other brokers would charge for the same transaction. This practice is known as "paying up." However, even when paying up, the Advisor is obligated to obtain favorable execution of the Fund's transactions.

Portfolio transactions also may be effected through broker-dealers that recommend the Fund to their clients, or that act as agent in the purchase of the Fund's shares for their clients. When a number of broker-dealers can provide comparable best price and execution on a particular transaction, the Advisor may consider the sale of the Fund's shares by a broker-dealer in selecting among qualified broker-dealers.

BROKERAGE COMMISSIONS AND UNDERWRITING DISCOUNTS

Certain of the INVESCO Funds utilize fund brokerage commissions to pay custody fees for each respective fund. This program requires that the participating funds receive favorable execution.

The aggregate dollar amount of brokerage commissions and underwriting discounts paid by the Fund for the periods outlined in the table below were:

MID-CAP GROWTH FUND
     Period Ended July 31, 2003
     Year Ended April 30, 2003                                $18,189
     Period Ended April 30, 2002(1)                             7,601
     Period Ended October 1, 2001(2)                            6,652
     Year Ended April 30, 2001                                 25,650

(1) For the period October 2, 2001 through April 30, 2002.
(2) For the period May 1, 2001 through October 1, 2001.

For the fiscal period ended July 31, 2003 and for fiscal years ended April 30, 2003, 2002, and 2001, brokers providing research services received $7,452, $2,762, and $28,713, respectively, in commissions on portfolio transactions effected for the Fund. The aggregate dollar amount of such portfolio transactions was $ __________, $4,218,431, $1,201,353, and $17,354,075,
respectively. Commissions totaling $__________, $0, $0, and $0, respectively, were allocated to certain brokers in recognition of their sales of shares of the Fund on portfolio transactions of the Fund effected during the fiscal period ended July 31, 2003 and for fiscal years ended April 30, 2003, 2002, and 2001, respectively.

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

At July 31, 2003, the Fund held debt and equity securities of its regular brokers or dealers, or their parents, as follows:
--------------------------------------------------------------------------------

Fund                  Broker or Dealer                   Value of
                                                         Securities
                                                         at July 31, 2003

================================================================================

Mid-Cap Growth Fund   [State Street Bank & Trust]        $

--------------------------------------------------------------------------------

Neither the Advisor nor any affiliate of the Advisor receives any brokerage commissions on portfolio transactions effected on behalf of the Fund, and there is no affiliation between the Advisor or any person affiliated with the Advisor or the Fund and any broker-dealer that executes transactions for the Fund.

SHARES OF BENEFICIAL INTEREST

The Trust is authorized to issue an unlimited number of shares of beneficial interest of each class of shares of each Fund.

A share of each class of the Fund represents an identical interest in the Fund's investment portfolio and has the same rights, privileges and preferences. However, each class may differ with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege, if any. The different sales charges and other expenses applicable to the different classes of shares of the Fund will affect the performance of those classes. Each share of the Fund is entitled to participate equally in dividends for that class, other distributions and the proceeds of any liquidation of a class of the Fund. However, due to the differing expenses of the classes, dividends and liquidation proceeds on Class A, B, C, and K shares will differ. All shares of the Fund will be voted together, except that only the shareholders of a particular class of the Fund may vote on matters exclusively affecting that class, such as the terms of a Rule 12b-1 Plan as it relates to the class. All shares issued and outstanding are, and all shares offered hereby when issued will be, fully paid and non-assessable. Other than the automatic conversion of Class B shares to Class A shares, there are no conversion rights. The board of Trustees has the authority to designate additional classes of common stock without seeking the approval of shareholders and may classify and reclassify any authorized but unissued shares.

Shares have no preemptive rights and are freely transferable on the books of the Fund.

All shares of the Trust have equal voting rights based on one vote for each share owned. The Trust is not generally required and does not expect to hold regular annual meetings of shareholders. However, when requested to do so in writing by the holders of 10% or more of the outstanding shares of the Trust or as may be required by applicable law or the Trust's Articles of Incorporation, the board of trustees will call special meetings of shareholders.

Trustees may be removed by action of the holders of a majority of the outstanding shares of the Trust. The Fund will assist shareholders in communicating with other shareholders as required by the 1940 Act.

Fund shares have noncumulative voting rights, which means that the holders of a majority of the shares of the Trust voting for the election of trustees of the Trust can elect 100% of the trustees if they choose to do so. If that occurs, the holders of the remaining shares voting for the election of trustees will not be able to elect any person or persons to the board of trustees. Trustees may be removed by action of the holders of a majority of the outstanding shares of the Trust.

TAX CONSEQUENCES OF OWNING SHARES OF THE FUND

The Fund intends to conduct its business and satisfy the applicable diversification of assets, distribution, and source of income requirements to qualify as a regulated investment Trust under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to qualify as a regulated investment Trust during its current fiscal year. It is the policy of the Fund to distribute all investment Trust taxable income and net capital gains. As a result of this policy and the Fund's qualification as a regulated investment Trust, it is anticipated that the Fund will not pay federal income or excise taxes and that all of the classes of the Fund will be accorded conduit or "pass through" treatment for federal income tax purposes. Therefore, any taxes that the Fund would ordinarily owe are paid by its shareholders on a pro-rata basis. If the Fund does not distribute all of its net investment income or net capital gains, it will be subject to income and excise taxes on the amount that is not distributed. If the Fund does not qualify as a regulated investment Trust, it will be subject to income tax on all of its net investment income and net capital gains at the corporate tax rates.

Dividends paid by the Fund from net investment income as well as distributions of net realized short-term capital gains and net realized gains from certain foreign currency transactions are taxable for federal income tax purposes as ordinary income to shareholders. After the end of each calendar year, the Fund sends shareholders information regarding the amount and character of dividends paid in the year, including the dividends eligible for the dividends-received deduction for corporations. Dividends eligible for the dividends-received deduction will be limited to the aggregate amount of qualifying dividends that the Fund derives from its portfolio investments.

The Fund realizes a capital gain or loss when it sells a portfolio security for more or less than it paid for that security. Capital gains and losses are divided into short-term and long-term, depending on how long the Fund held the security which gave rise to the gain or loss. If the security was held one year or less the gain or loss is considered short-term, while holding a security for more than one year will generate a long-term gain or loss. A capital gain distribution consists of long-term capital gains which are taxed at the capital gains rate. Short-term capital gains are included with income from dividends and interest as ordinary income and are paid to shareholders as dividends, as discussed above. If total long-term gains on sales exceed total short-term losses, including any losses carried forward from previous years, the Fund will have a net capital gain. Distributions by the Fund of net capital gains are, for federal income tax purposes, taxable to the shareholder as a long-term capital gain regardless of how long a shareholder has held shares of the Fund. Such distributions are not eligible for the dividends-received deduction. After the end of each calendar year, the Fund sends information to shareholders regarding the amount and character of distributions paid during the year.

All dividends and other distributions are taxable income to the shareholder, whether such dividends and distributions are reinvested in additional shares or paid in cash. If the net asset value of the Fund's shares should be reduced below a shareholder's cost as a result of a distribution, such distribution would be taxable to the shareholder although a portion would be a return of invested capital. The net asset value of shares of the Fund reflects accrued net investment income and undistributed realized capital and foreign currency gains; therefore, when a distribution is declared, the net asset value is reduced by the amount of the distribution. If shares of the Fund are purchased shortly before a distribution, the full price for the shares will be paid and some portion of the price may then be returned to the shareholder as a taxable dividend or capital gain. However, the net asset value per share will be reduced by the amount of the distribution. If a shareholder reinvests the distribution in the Fund, the shareholder's basis in the Fund increases by the amount of the distribution and the value of the Fund's investment is unchanged by the distribution.

If it invests in foreign securities, the Fund may be subject to the withholding of foreign taxes on dividends or interest it receives on foreign securities. Foreign taxes withheld will be treated as an expense of the Fund unless the Fund meets the qualifications and makes the election to enable it to pass these taxes through to shareholders for use by them as a foreign tax credit or deduction. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average value of at least 50% of its assets produce, or are held for the production of, passive income. The Fund intends to "mark-to-market" its stock in any PFIC. In this context, "marking-to-market" means including in ordinary income for each taxable year the excess, if any, of the fair market value of the PFIC stock over the Fund's adjusted basis in the PFIC stock as of the end of the year. In certain circumstances, the Fund will also be allowed to deduct from ordinary income the excess, if any, of its adjusted basis in PFIC stock over the fair market value of the PFIC stock as of the end of the year. The deduction will only be allowed to the extent of any PFIC mark-to-market gains recognized as ordinary income in prior years. The Fund's adjusted tax basis in each PFIC stock for which it makes this election will be adjusted to reflect the amount of income included or deduction taken under the election.

Gains or losses (1) from the disposition of foreign currencies, (2) from the disposition of debt securities denominated in foreign currencies that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of each security and the date of disposition, and (3) that are attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest, dividends or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders.

The Advisor may provide Fund shareholders with information concerning the average cost basis of their shares in order to help them prepare their tax returns. This information is intended as a convenience to shareholders and will not be reported to the Internal Revenue Service (the "IRS"). The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The cost basis information provided by the Advisor will be computed using the single-category average cost method, although neither the Advisor nor the Fund recommends any particular method of determining cost basis. Other methods may result in different tax consequences. Even if you have reported gains or losses for the Fund in past years using another basis method, you may be able to use the average cost method for determining gains or losses in the current year. However, once you have elected to use the average cost method, you must continue to use it unless you apply to the IRS for permission to change methods. Likewise, changing to any basis method other than the average cost method requires IRS approval.

If you sell Fund shares at a loss after holding them for six months or less, your loss will be treated as long-term (instead of short-term) capital loss to the extent of any capital gain distributions that you may have received on those shares. Similarly, if you sell Fund shares at a loss after holding them for six months or less, you loss will be disallowed to the extent of any exempt interest dividends that you may have received on those shares. If you pay a sales charge to acquire shares, that sales charge is generally treated as part of your cost basis for determining gain or loss upon disposition of those shares. However, if you exchange your shares within ninety days of acquisition and the sales charge was paid on the original shares, then the sales charge is not treated as part of your cost basis on the original shares, but instead, carries over to be included as part of your cost basis in the new or replacement shares.

The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and its net capital gains for the one-year period ending on October 31 of that year, plus certain other amounts.

You should consult your own tax advisor regarding specific questions as to federal, state, and local taxes. Dividends and capital gain distributions will generally be subject to applicable state and local taxes. Qualification, for income tax purposes, as a regulated investment company under the Internal Revenue Code of 1986, as amended, does not entail government supervision of management or investment policies.

PERFORMANCE

From time to time, the Fund's advertising and/or sales literature may include discussions of general economic conditions, interest rates or generic topics pertaining to the mutual fund industry.

To keep shareholders and potential investors informed, the Advisor will occasionally advertise the Fund's total return for one-, five-, and ten-year periods (or since inception). Most advertisements of the Fund will disclose the maximum front-end sales charge imposed on purchases of the Fund's Class A shares and/or the applicable CDSC imposed on redemption of the Fund's Class B and Class C shares. If any advertised performance data does not reflect the maximum front-end sales charge (if any) or the applicable CDSC, such advertisement will disclose that the sales charge or CDSC has not been deducted in computing the performance data, and that, if reflected, such charges would reduce the performance quoted.

The Fund's total return is calculated in accordance with a standardized formula for computation of annualized total return. Standardized total return for Class A shares reflects the deduction of the maximum initial sales charge at the time of purchase. Standardized total return for Class B and Class C shares reflects the deduction of the maximum applicable CDSC on a redemption of shares held for the period. A 1% - 5% CDSC may be charged on redemptions of Class B shares held six years or less, other than shares acquired through reinvestment of dividends and other distributions. A 1% CDSC may be charged on redemptions of Class C shares held thirteen months or less, other than shares acquired through reinvestment of dividends and other distributions. Please see the section entitled "Distributor" for additional information on CDSCs. Total returns quoted in advertising reflect all aspects of the Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value per share over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical investment in the Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Because average annual returns tend to even out variations in the Fund's returns, investors should realize that the Fund's performance is not constant over time, but changes from year to year, and that average annual returns do not represent the actual year-to-year performance of the Fund.

In addition to average annual returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total return shows the actual rate of return on an investment for the period cited; average annual total return represents the average annual percentage change in the value of an investment. Both cumulative and average annual total returns tend to "smooth out" fluctuations in the Fund's investment results, because they do not show the interim variations in performance over the periods cited. Total returns may be quoted with or without taking the Fund's maximum applicable Class A front-end sales charge or Class B or Class C CDSC into account. Excluding sales charges from a total return calculation produces a higher total return figure.

More information about the Fund's recent and historical performance is contained in the Trust's Annual Report to Shareholders. You can get a free copy by calling or writing to AIM Investment Services, Inc. using the telephone number or address on the back cover of the Fund's Prospectuses.

The Fund may participate in the Initial Public Offering ("IPO") market, and a significant portion of the Fund's returns may be attributable to its investment in IPOs, which have a magnified impact in the event the Fund has a small asset base. If this occurs, there is no guarantee that as the Fund's assets grow, they will continue to experience substantially similar performance by investing in IPOs.

When we quote mutual fund rankings published by Lipper Inc., we may compare the Fund to others in its appropriate Lipper category, as well as the broad-based Lipper general fund groupings. These rankings allow you to compare the Fund to its peers. Other independent financial media also produce performance- or service-related comparisons, which you may see in our promotional materials.

Performance figures are based on historical earnings and are not intended to suggest future performance.

Average annual total return performance is not provided for Investor Class shares of Mid-Cap Growth Fund since Investor Class shares were not offered until September 4, 2002. Average annual total return performance for the one-, five-, and ten-year periods (or since inception) ended July 31, 2003 was:

                                                                                  10 YEAR OR
FUND AND CLASS                                    1 YEAR          5 YEAR        SINCE INCEPTION
--------------                                    ------          ------        ---------------
Mid-Cap Growth Fund - Institutional Class(1)
        Return Before Taxes
        After Taxes on Distributions
        After Taxes on Distributions
          and Sale of Fund Shares
Mid-Cap Growth Fund - Investor Class
        Return Before Taxes
        After Taxes on Distributions
        After Taxes on Distributions
          and Sale of Fund Shares
Mid-Cap Growth Fund - Class A
(Including Front-End Sales Charge)
        Return Before Taxes
        After Taxes on Distributions
        After Taxes on Distributions
          and Sale of Fund Shares
Mid-Cap Growth Fund - Class B
(Including CDSC)
        Return Before Taxes
        After Taxes on Distributions
        After Taxes on Distributions
          and Sale of Fund Shares

Mid-Cap Growth Fund - Class C
(Including CDSC)
        Return Before Taxes
        After Taxes on Distributions
        After Taxes on Distributions
          and Sale of Fund Shares
Mid-Cap Growth Fund - Class K(5)

(1) The Pell Rudman Portfolio reorganized into the INVESCO Mid-Cap Growth Fund and merged its investment operations on October 2, 2001. Shareholders of the Pell Rudman Mid-Cap Growth Portfolio received Institutional Class shares of the INVESCO Mid-Cap Growth Fund.

(2)  Since commencement of operations on September 10, 1998.

(3) Since commencement of operations on September 4, 2002. Since inception numbers are not annualized. (4) Since commencement of operations on October 2, 2001. (5) Class K shares had not commenced operations as of the fiscal year ended July 31, 2003.

Average annual total return performance for each of the periods indicated was computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                 n
                         P(1 + T)  = ERV

where:        P =                a hypothetical initial payment of $1,000
              T =                average annual total return
              n =                number of years
              ERV =              ending redeemable value of initial payment

Average annual total return after taxes on distributions and after taxes on distributions and sale of Fund shares is computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending value, according to the following formula:

After taxes on distributions:

                                 n
                         P(1 + T)  = ATV
                                        D

where:        P =                a hypothetical initial payment of $1,000
              T =                average annual total return (after taxes on
                                 distributions)
              n =                number of years
              ATV[SUBSCRIPT]D =  ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion) after taxes on fund distributions but not after taxes on redemption.

After taxes on distributions and redemption:

                                 n
                         P(1 + T) = ATV
                                       DR
where:        P =                a hypothetical initial payment of $1,000
              T =                average annual total return (after taxes on
                                 distributions and redemption)
              n =                number of years
              ATV[SUBSCRIPT]DR = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion) after taxes on fund distributions and redemptions.

The average annual total return performance figures will be determined by solving the above formula for "T" for each time period indicated.

In conjunction with performance reports, comparative data between the Fund's performance for a given period and other types of investment vehicles, including certificates of deposit, may be provided to prospective investors and shareholders.

In conjunction with performance reports and/or analyses of shareholder services for the Fund, comparative data between that Fund's performance for a given period and recognized indices of investment results for the same period, and/or assessments of the quality of shareholder service, may be provided to shareholders. Such indices include indices provided by Dow Jones & Company, S&P, Lipper Inc., Lehman Brothers, National Association of Securities Dealers Automated Quotations, Frank Russell Company, Value Line Investment Survey, the American Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, the Financial Times Stock Exchange, the New York Stock Exchange, the Nikkei Stock Average and Deutcher Aktienindex, all of which are unmanaged market indicators. In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service made by independent sources may be used in advertisements, sales literature or shareholder reports, including reprints of, or selections from, editorials or articles about the Fund. These sources utilize information compiled (i) internally; (ii) by Lipper Inc.; or (iii) by other recognized analytical services. The Lipper Inc. mutual fund rankings and comparisons which may be used by the Fund in performance reports will be drawn from the following mutual fund grouping, in addition to the broad- based Lipper general fund groupings:

                                          LIPPER MUTUAL
FUND                                      FUND CATEGORY
----                                      -------------

Mid-Cap Growth Fund                       Mid-Cap Growth Funds

Sources for Fund performance information and articles about the Fund include, but are not limited to, the following:

AMERICAN ASSOCIATION OF INDIVIDUAL INVESTORS' JOURNAL
ARIZONA REPUBLIC
BANXQUOTE
BARRON'S
BLOOMBERG NEWS
BOSTON GLOBE
BUSINESS WEEK

CNBC
CNN
CHICAGO SUN-TIMES
CHICAGO TRIBUNE
DENVER BUSINESS JOURNAL
DENVER POST
DOW JONES NEWS WIRE
FINANCIAL TIMES
FORBES
FORTUNE
IBBOTSON ASSOCIATES, INC.
INSTITUTIONAL INVESTOR
INVESTOR'S BUSINESS DAILY
KIPLINGER'S PERSONAL FINANCE
LIPPER INC.'S MUTUAL FUND PERFORMANCE ANALYSIS
LOS ANGELES TIMES
MONEY MAGAZINE
MORNINGSTAR
MUTUAL FUNDS MAGAZINE
NEW YORK TIMES
ROCKY MOUNTAIN NEWS
SMART MONEY
TIME
U.S. NEWS AND WORLD REPORT USA TODAY WALL STREET JOURNAL
WASHINGTON POST
WIESENBERGER INVESTMENT COMPANIES SERVICES

PROXY VOTING

The boards of trustees of the INVESCO Mutual Funds have expressly delegated to the Advisor the responsibility to vote proxies related to the securities held in the Funds' portfolios. Under this authority, the Advisor is required by the Boards of Trustees to act solely in the interests of shareholders of the Funds. Other clients of the Advisor who have delegated proxy voting authority to the Advisor similarly require that proxy votes be cast in the best interests of the client.

On behalf of the Funds and its other clients, the Advisor acquires and holds a company's securities in the portfolios it manages in the expectation that they will be a good investment and appreciate in value. As such, the Advisor votes proxies with a focus on the investment implications of each matter upon which a vote is solicited.

A copy of the description of the Funds' proxy voting policy and procedures, as administered by the Advisor is available without charge by calling 1-800-347-4246. It is also available on the website of the Securities and

Exchange Commission, at www.sec.gov, and on the Funds' website, www.aiminvestments.com.

PROXY VOTING ADMINISTRATION -- The Advisor's proxy review and voting process, which has been in place for many years, meets the Advisor's obligations to all of its clients, including the Funds.

To discharge its responsibilities to the Funds, the Advisor has established a Proxy Committee that establishes guidelines and generally oversees the proxy voting process. The Committee consists of the Advisor's General Counsel, its Chief Investment Officer, its Vice President of Investment Operations and the Advisor's Proxy Administrator. In addition to the Advisor's knowledge of its portfolio companies, the Committee relies upon independent research provided by third parties in fulfilling its responsibilities.

The Advisor has engaged a third party, Institutional Shareholder Services ("ISS"), to act as its agent for the administrative and ministerial aspects of proxy voting of portfolio securities, as well as to provide independent research. ISS votes proxies for the Funds on routine matters in accordance with guidelines established by the Advisor and the Funds. These guidelines are reviewed periodically by the Proxy Committee and the Funds' Boards of Trustees; accordingly, they are subject to change. Although it occurs infrequently, the guidelines may be overridden by the Advisor in any particular vote, depending upon specific factual circumstances. ISS also serves as the proxy voting record keeper for the Advisor.

Issues that are not covered by the Advisor's proxy voting guidelines, or that are determined by the Advisor on a case-by-case basis, are referred to the Advisor's Chief Investment Officer, who has been granted the ultimate authority and responsibility by the Proxy Committee and the Funds' Boards of Trustees to decide how the proxies shall be voted on these issues. The Advisor's Chief Investment Officer, through the Proxy Administrator, is responsible for notifying ISS how to vote on these issues.

GUIDELINES AND POLICIES -- OVERVIEW -- As part of its investment process, the Advisor examines the management of all portfolio companies. The ability and judgment of management is, in the Advisor's opinion, critical to the investment success of any portfolio company. The Advisor generally will not hold securities of companies whose management it questions, and accords substantial weight to management opinions. Not surprisingly, the Advisor casts most of its proxy votes, particularly on routine matters, in accordance with portfolio company management recommendations.

At the same time, when the Advisor believes that the position of the management of a portfolio company may not be in the best interests of shareholders, the Committee or an individual portfolio manager can vote against the management recommendation. In certain cases, the Advisor consistently will vote against management in furtherance of established guidelines on specific matters.

As a general rule, the Advisor votes against any proposals which would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders' investments. In addition, absent specific prior authorization from the Advisor's General Counsel, the Advisor does not:

     o Engage in conduct that involves an attempt to change or influence the control of a portfolio company.

     o  Announce its voting intentions and the reasons therefor.

     o Participate in a proxy solicitation or otherwise seek proxy-voting authority from any other portfolio company shareholder.

     o Act in concert with other portfolio company shareholders in connection O with any proxy issue or other activity involving the control or management of a portfolio company.

Although the Advisor reserves the right to vote proxy issues on behalf of the Funds on a case-by- case basis if facts and circumstances so warrant, it will usually vote on issues in the manner described below.

ROUTINE MATTERS -- The Advisor generally votes in favor of ratification of accountants, changing corporate names and similar matters. It generally withholds voting authority on unspecified "other matters" that may be listed on a proxy card.

BOARDS OF TRUSTEES -- The Advisor generally votes for management's slate of director nominees. However, it votes against incumbent nominees with poor attendance records, or who have otherwise acted in a manner the Advisor believes is not in the best interests of shareholders.

The Advisor generally opposes attempts to classify boards of trustees to eliminate cumulative voting.

COMPENSATION -- The Advisor believes that it is important that a company's equity-based compensation plan is aligned with the interests of shareholders, including the Funds and its other clients. Many compensation plans are examined on a case-by-case basis by the Advisor, and the Advisor generally opposes packages that it believes provide excessive awards or create excessive shareholder dilution. The Advisor usually opposes proposals to reprice options because the underlying stock has fallen in value.

ANTI-TAKEOVER AND SIMILAR CORPORATE GOVERNANCE ISSUES -- The Advisor generally opposes poison pills, unequal voting rights plans, provisions requiring supermajority approval of a merger and other matters that are designed to limit the ability of shareholders to approve merger transactions. The Advisor generally votes in favor of increases in authorized shares.

SOCIAL ISSUES -- The Advisor believes that it is management's responsibility to handle such issues, and generally votes with management on these types of issues, or abstains. INVESCO will oppose issues that it believes will be a detriment to the investment performance of a portfolio company.

CONFLICTS OF INTEREST -- Historically, the Advisor has not had situations in which the interests of its Fund shareholders or other clients are at variance with the Advisor's own interests. In routine matters, the Advisor votes proxies in accordance with established guidelines, and the opportunity for conflict simply does not arise.

In matters that the Advisor examines on a case-by-case basis, or where parties may seek to influence the Advisor's vote (for example, a merger proposal), or in any instance where the Advisor believes there may be an actual or perceived conflict of interest, the Advisor votes the proxy in what it believes to be in the best investment interests of its Fund shareholders and other clients. In such matters, the Advisor's Chief Investment Officer makes the decision, which is reviewed by the Advisor's General Counsel.

Matters in which the Advisor votes against its established guidelines, or matters in which the Advisor believes there may be an actual perceived conflict of interest, together with matters in which the Advisor votes against management recommendations, are reported to the Funds' Boards of Trustees on a quarterly basis, together with the reasons for such votes.

CODE OF ETHICS

The Advisor and ADI permit investment and other personnel to purchase and sell securities for their own accounts, subject to a compliance policy governing personal investing. This policy requires the Advisor's and ADI's personnel to conduct their personal investment activities in a manner that the Advisor and ADI believe is not detrimental to the Funds or the Advisor's other advisory clients. The Code of Ethics is on file with, and may be obtained from, the Commission.

FINANCIAL STATEMENTS

On October 2, 2001, the Fund assumed all the assets and liabilities of the Pell Rudman Portfolio. The financial statements of the Fund for the fiscal year ended July 31, 2003 are incorporated herein by reference from the INVESCO Stock Funds, Inc. - INVESCO Mid-Cap Growth Fund's Annual Report to Shareholders dated July 31, 2003. Prior to November __, 2003, each series of AIM Stock Funds was a series of a Maryland corporation named AIM Stock Funds, Inc. (formerly, INVESCO Stock Funds, Inc.)

APPENDIX A

BOND RATINGS

The following is a description of Moody's and S&P's bond ratings:

MOODY'S CORPORATE BOND RATINGS

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa securities.

A - Bonds rated A possess many favorable investment attributes, and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any longer period of time may be small.

Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

S&P CORPORATE BOND RATINGS

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Bonds rated BBB are regarded as having an adequate capability to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

BB - Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Bonds rated CCC have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

                                 AIM STOCK FUNDS

                            PART C. OTHER INFORMATION
ITEM 23.    EXHIBITS

            (a) Agreement and Declaration of Trust of AIM Stock Funds dated July 29, 2003 (filed herewith).

            (b)  Bylaws adopted effective July 29, 2003 (filed herewith).

            (c) Provisions of instruments defining the rights of holders of Registrant's securities are contained in Articles II, VI, VII and X of the Agreement and Declaration of Trust and Articles IV, V and VI of the Bylaws of the Registrant.

            (d)  (1)  Investment Advisory Agreement between Registrant and
                      INVESCO Funds Group, Inc. dated February 28, 1997.(1)

                      (a)  Amendment dated June 30, 1998 to Advisory
                           Agreement.(2)

                      (b) Amendment dated September 18, 1998 to Advisory Agreement.(3)

                      (c)  Amendment dated May 13, 1999 to Advisory
                           Agreement.(4)

                      (d)  Amendment dated July 15, 1999 to Advisory
                           Agreement.(5)

                      (e)  Amendment dated July 31, 2002 to Advisory
                           Agreement.(7)

                      (f) Amendment dated November 30, 2002 to Advisory Agreement.(6)

                 (2) Master Investment Advisory Agreement between Registrant and A I M Advisors, Inc. (to be filed).

                 (3) Master Intergroup Sub-Advisory Contract for Mutual Funds between A I M Advisors, Inc. and INVESCO Institutional (N.A.), Inc. (to be filed).

            (e)  (1)  Amended and Restated Master Distribution Agreement (all
                      classes of shares except Class B shares) (to be filed).

                 (2) Amended and Restated Master Distribution Agreement (Class B shares) (to be filed).

            (f)  Retirement Plan for Independent Directors (to be filed).

            (g) Custody Agreement between Registrant and State Street Bank and Trust Company dated May 8, 2001, as amended September 28, 2001, October 5, 2001, October 19, 2001, March 29, 2002, April 30,
                 2002, May 10, 2002, July 31, 2002, August 30, 2002, October 21,
                 2002, November 1, 2002, November 30, 2002, December 26, 2002,
                 January 31, 2003, and February 10, 2003.(8)

            (h)  (1)  Transfer Agency Agreement between Registrant and INVESCO
                      Funds Group, Inc. dated June 1, 2000, as amended August 23, 2000, November 8, 2000, November 28, 2000, November 29, 2000, May 15, 2001, September 28, 2001, October 5,
                      2001, October 19, 2001, March 29, 2002, April 30, 2002,
                      July 31, 2002, August 30, 2002, October 21, 2002, November 1, 2002, November 30, 2002, December 26, 2002, January 31,
                      2003, and February 10, 2003.(8)

                      (a) Assignment of Transfer Agency Agreement by INVESCO Funds Group, Inc. to A I M Services, Inc. (to be filed).

                 (2)  (a)  Administrative Services Agreement between Registrant and INVESCO Funds Group, Inc. dated June 1, 2000, as amended August 23, 2000, November 8, 2000, November 28, 2000, November 29, 2000, May 15, 2001, September
                           28, 2001, October 5, 2001, October 19, 2001, March
                           29, 2002, April 30, 2002, July 31, 2002, August 30,
                           2002, October 21, 2002, November 1, 2002, November 30, 2002, December 26, 2002, January 31, 2003, and
                           February 10, 2003.(8)

                                 (1) Assignment and Assumption Agreement and
                                     Consent by and among Registrant, INVESCO
                                     Funds Group, Inc. and A I M Advisors, Inc.
                                     (to be filed).

                      (b) Master Administrative Services Agreement between Registrant and A I M Advisors, Inc. (to be filed).

                 (3) Agreement and Plan of Reorganization, dated as of August 13, 2003 which provides for the redomestication of INVESCO Stock Funds, Inc. as a Delaware statutory trust and, in connection therewith, the sale of all of its assets and its dissolution as a Maryland corporation. (9)

            (i)  Opinion and consent of counsel (to be filed).

            (j)  Consent of Independent Accountants (to be filed).

            (k)  Not applicable.

            (l)  Not applicable.

            (m)  (1)  (a)  Amended and Restated Master Distribution Plan
                           (Investor Class shares) (to be filed).

                      (b) Master Related Agreement to Amended and Restated Master Distribution Plan (Investor Class Shares) (to be filed).

                 (2)  (a)  Amended and Restated Master Distribution Plan (Class
                           A shares) (to be filed).

                      (b) Master Related Agreement to Amended and Restated Master Distribution Plan (Class A Shares) (to be filed).

                 (3)  (a)  Amended and Restated Master Distribution Plan (Class
                           B shares) (to be filed).

                      (b) Master Related Agreement to Amended and Restated Master Distribution Plan (Class B Shares) (to be filed).

                 (4)  (a)  Amended and Restated Master Distribution Plan (Class
                           C shares) (to be filed).

                      (b) Master Related Agreement to Amended and Restated Master Distribution Plan (Class C Shares) (to be filed).

                 (5)  (a)  Amended and Restated Master Distribution Plan (Class
                           K shares) (to be filed).

                      (b) Master Related Agreement to Amended and Restated Master Distribution Plan (Class K Shares) (to be filed).

            (n) Multiple Class Master Plan pursuant to Rule 18f-3 under the Investment Company Act of 1940 adopted July 1, 2003.(8)

            (o)  Not applicable.

            (p)  (1)  Code of Ethics pursuant to Rule 17j-1.(8)

                 (2) The AIM Management Group Code of Ethics, adopted May 1, 1981, as last amended June 13, 2003, relating to A I M Management Group, Inc. and A I M Advisors, Inc. and its wholly owned and indirect subsidiaries.(10)

(1) Previously filed with Post-Effective Amendment No. 46 to the Registration Statement on June 30, 1997, and incorporated by reference herein. (Identical except for the name of the Registrant (AIM Stock Funds) and the date.)
(2) Previously filed with Post-Effective Amendment No. 47 to the Registration Statement on April 16, 1998, and incorporated by reference herein. (Identical except for the name of the Registrant (AIM Stock Funds) and the date.)
(3) Previously filed with Post-Effective Amendment No. 51 to the Registration Statement on July 15, 1999 and incorporated by reference herein. (Identical except for the name of the Registrant (AIM Stock Funds) and the date.)
(4) Previously filed with Post-Effective Amendment No. 52 to the Registration Statement on August 31, 1999 and incorporated by reference herein. (Identical except for the name of the Registrant (AIM Stock Funds) and the date.)
(5) Previously filed with Post-Effective Amendment No. 54 to the Registration Statement on January 31, 2000 and incorporated by reference herein. (Identical except for the name of the Registrant (AIM Stock Funds) and the date.)
(6) Previously filed with Post-Effective Amendment No. 70 to the Registration Statement on November 22, 2002 and incorporated by reference herein. (Identical except for the name of the Registrant (AIM Stock Funds) and the date.)
(7) Previously filed with Post-Effective Amendment No. 71 to the Registration Statement on May 30, 2003 and incorporated by reference herein. (Identical except for the name of the Registrant (AIM Stock Funds) and the date.)
(8) Previously filed with Post-Effective Amendment No. 72 to the Registration Statement on July 29, 2003 and incorporated by reference herein. (Identical except for the name of the Registrant (AIM Stock Funds) and the date.)
(9) Previously filed with the Registration Statement on Form N-14 of AIM Equity Funds on August 13, 2003 and incorporated by reference herein.
(10) Previously filed with Post-Effective Amendment No. 77 to the Registration Statement of AIM Equity Funds filed on July 7, 2003 and incorporated by reference herein.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH AIM STOCK FUNDS (THE "TRUST")

No person is presently controlled by or under common control with the Trust.

ITEM 25.    INDEMNIFICATION

Indemnification provisions for officers, directors, and employees of the Registrant are set forth in Article VIII of the Registrant's Agreement and Declaration of Trust and Article VIII of its Bylaws, and are hereby incorporated by reference. See Item 23(a) and (b) above. Under the Agreement and Declaration of Trust dated July 29, 2003, (i) Trustees or officers, when acting in such capacity, shall not be personally liable for any act, omission or obligation of the Registrant or any Trustee or officer except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office with the Trust; (ii) every Trustee, officer, employee or agent of the Registrant shall be indemnified to the fullest extent permitted under the Delaware Statutory Trust act, the Registrant's Bylaws and other applicable law; (iii) in case any shareholder or former shareholder of the Registrant shall be held to be personally liable solely by reason of his being or having been a shareholder of the Registrant or any portfolio or class and not because of his acts or omissions or for some other reason, the shareholder or former shareholder (or his heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or general successor) shall be entitled, out of the assets belonging to the applicable portfolio (or allocable to the applicable class), to be held harmless from and indemnified against all loss and expense arising from such liability in accordance with the Bylaws and applicable law. The Registrant, on behalf of the affected portfolio (or class), shall upon request by the shareholder, assume the defense of any such claim made against the shareholder for any act or obligation of that portfolio (or class). The Registrant, A I M Advisors, Inc. and other investment companies managed by AIM also maintains liability insurance policies covering its directors and officers.

ITEM 26.    BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

The only employment of a substantial nature of the Advisor's directors and officers is with the Advisor and its affiliated companies. See "Fund Management" in the Funds' Prospectuses and "Management of the Funds" in the Statement of Additional Information for information regarding the business of the investment advisor.

ITEM 27.    (a)   PRINCIPAL UNDERWRITERS

A I M Distributors, Inc., the Registrant's principal underwriter, also act as principal underwriter to the following investment companies:

AIM Advisor Funds                        AIM Tax-Exempt Funds
AIM Floating Rate Fund                   AIM Variable Insurance Funds
AIM Funds Group                          AIM Growth Series
AIM International Funds, Inc.            AIM Investment Funds
AIM Investment Securities Funds          AIM Series Trust
AIM Special Opportunities Funds          AIM Summit Fund
AIM Bond Funds                           AIM Combination Stock & Bond Funds
AIM Counselor Series Trust               AIM Sector Funds
AIM Treasurer's Series Trust             AIM Equity Funds
AIM International Mutual Funds

            (b)

                             Positions and            Positions and
Name and Principal           Offices with             Offices with
Business Address*            Underwriter              Registrant
------------------           -----------              ----------

Michael J. Cemo              Chairman, Director,      None
                             President & Chief
                             Executive Officer

Mark H. Williamson           Director                 Trustee & Executive Vice
                                                      President

Gary T. Crum                 Director                 Senior Vice President

Gene L. Needles              Executive Vice           None
                             President

James L. Salners             Executive Vice           None
                             President

John S. Cooper               Senior Vice President    None

Marilyn M. Miller            Senior Vice President    None

Leslie A. Schmidt            Senior Vice President    None

James E. Stueve              Senior Vice President    None

Stephen H. Bitteker          First Vice President     None

Glenda A. Dayton             First Vice President     None

Gary K. Wendler              First Vice President     None

Kevin M. Carome              Vice President           Senior Vice President

Mary A. Corcoran             Vice President           None

Sidney M. Dilgren            Vice President           None

Tony D. Green                Vice President           None

Dawn M. Hawley               Vice President &         None
                             Treasurer

Ofelia M. Mayo               Vice President,          Assistant Secretary
                             General Counsel &
                             Assistant Secretary

Kim T. McAuliffe             Vice President           None

Linda L. Warriner            Vice President           None

Rebecca Starling-Klatt       Assistant Vice           None
                             President & Chief
                             Compliance Officer

Kathleen J. Pflueger         Secretary                Assistant Secretary

*11 Greenway Plaza, Suite 100, Houston, Texas  77046-1173

            (c)   Not applicable.

ITEM 28.    LOCATION OF ACCOUNTS AND RECORDS

            Raymond R. Cunningham                  AIM Investment Services, Inc.
            4350 South Monaco Street               P.O. Box 4735
            Denver, CO  80237                      Houston, TX  77210-4739

            A I M Advisors, Inc.,
            11 Greenway Plaza, Suite 100
            Houston, TX 77046-1173

            State Street Bank & Trust Company
            One Heritage Drive - JPB/2N
            North Quincy, Mass 02171

ITEM 29.    MANAGEMENT SERVICES

            Not applicable.

ITEM 30.    UNDERTAKINGS

            Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, Texas on the 28th day of August, 2003.

                                           REGISTRANT: AIM STOCK FUNDS

                                           By:  /s/ Robert H. Graham
                                                ---------------------------
                                                Robert H. Graham, President


Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

SIGNATURES                   TITLE                              DATE

/s/ Robert H. Graham         Chairman, Trustee & President      August 28, 2003
----------------------       (Principal Executive Officer)
Robert H. Graham

/s/ Bob R. Baker             Trustee                            August 28, 2003
----------------------
Bob R. Baker

/s/ James T. Bunch           Trustee                            August 28, 2003
----------------------
James T. Bunch

/s/ Gerald J. Lewis          Trustee                            August 28, 2003
----------------------
Gerald J. Lewis

/s/ Larry Soll               Trustee                            August 28, 2003
----------------------
Larry Soll

/s/ Mark H. Williamson       Trustee &                          August 28, 2003
----------------------       Executive Vice President
Mark H. Williamson

/s/ Ronald L. Grooms         Treasurer & Chief                  August 28, 2003
----------------------       Financial and
Ronald L. Grooms             Accounting Officer

                                       Exhibit Index

Exhibit Item            Exhibit
------------            -------

(a)                     Agreement and Declaration of Trust

(b)                     Bylaws